UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)       The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2022

Classes ADV, I, R6, S and S2

Voya Investors Trust

■	Voya Government Liquid Assets Portfolio
■	VY® CBRE Global Real Estate Portfolio (formerly, VY® Clarion Global Real Estate Portfolio)
■	VY® Invesco Growth and Income Portfolio

■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month year ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Liquid Assets Portfolio does not file on Form N-PORT.

The Voya Government Liquid Assets Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Benchmark Descriptions

Index	Description
Bloomberg U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”)
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI World IndexSM (“MSCI World”)	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

1

Voya Government Liquid Assets Portfolio	Portfolio Managers’ Report

Voya Government Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of 1.34% compared to the iMoneyNet Government Institutional Index, which returned 1.38% for the same period.

The adivser to the Portfolio has waived fees to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to three-month London inter-bank offered rate (“LIBOR”) or one-month LIBOR, and into floaters tied to one-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR or another benchmark.

Portfolio Specifics: What a difference a year makes. The US Federal Reserve was far more aggressive than anyone expected in 2022. Inflation pressures were elevated, persistent and far above what we believe is the comfort level for the Fed. The Consumer Price Index (“CPI”) peaked at 9.1% in June, a driving force for the historically large rate hikes. At the beginning of 2022, the Fed Funds rate was in a range of 0.00% - 0.25%. The Fed began raising interest rates in March and accelerated their pace of monetary policy tightening with 0.75% hikes in June, July, September and November. CPI ended the year at 7%, still above the Fed’s comfort level, and even though the Fed Funds rate ended the year in a range of 4.25%-4.50% Fed officials have indicated they will continue to raise interest rates into 2023.

The Portfolio maintained a defensive and shorter than normal weighted average maturity (“WAM”) for the majority of the reporting period. The Portfolio was positioned with its lowest WAM (1-20 days) when the Fed was most aggressive. While we had anticipated these large moves, the market had not fully reflected these actions. The Portfolio increased exposure to floating rate securities, spanning agency and Treasury markets, tied to SOFR. These investments allowed the Portfolio to capture the immediate increase in yields following rate hikes by the Fed.

Current Strategy and Outlook: We expect that the Fed will continue to raise rates in the first half of 2023, albeit at a slower pace than 2022. The Federal Open Market Committee has indicated once they reach a peak in the Fed Funds rate, they expect to hold rates for an extended period of time. We believe this is a prudent approach to monetary policy and have structured the Portfolios similar to 2022, with an emphasis on maintaining a shorter WAM and high exposures to floating rate agency and Treasury securities. Currently, the market is not pricing in the expected rate increases, nor do we anticipate potential Fed pauses for extended periods of time. Should the market begin to price in these additional increases, we may look to extend our maturity to take advantage of recent high yields.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

Portfolio Managers’ Report	VY® CBRE Global Real Estate Portfolio

Geographic Diversification
as of December 31, 2022
(as a percentage of net assets)

United States	59.9%
Japan	10.2%
Hong Kong	6.2%
Canada	4.5%
Australia	3.4%
United Kingdom	3.3%
France	3.0%
Singapore	2.8%
Belgium	2.2%
Sweden	1.0%
Countries between 0.5%-0.9%ˆ	2.7%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
*	Includes short-term investments.
ˆ	Includes 4 countries, which each represents 0.5%-0.9% of net assets.
Portfolio holdings are subject to change daily.

VY® CBRE Global Real Estate Portfolio* (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by Joseph P. Smith, CFA, President and Chief Investment Officer, Christopher S. Reich, CFA, and Kenneth S. Weinberg, CFA, Portfolio Managers of CBRE Investment Management Listed Real Assets LLC — the Sub-Adviser*.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -25.12% compared to the FTSE EPRA Nareit Developed Index and S&P 500® Index, which returned -25.09% and -18.11%, respectively, for the same period.

Portfolio Specifics: For 2022, global real estate stocks finished down -25.10%, as the world’s capital markets battled the headwinds of a sharp rise in inflation, a significant increase in interest rates, geopolitical uncertainty and the increasing probability of a global economic slowdown. In a year of higher interest rates and lower economic growth, underperformance is striking considering that global REITs have resilient earnings compared to broad market equities, growing dividends compared to bonds, and the same underlying assets as private real estate.

While all regions were down for the year, the Asia-Pacific region outperformed the benchmark (-9.0%), while the Americas (-25.6%) and Europe (-40.9%) lagged. In most markets, we believed underlying fundamentals remained strong. The average earnings growth for the sector averaged slightly over 10% and dividend growth in 2022 was nearly 15%. Companies in several regions and sectors saw material increases in occupancy and were able to raise rents accordingly.

Before fees and expenses, the Portfolio outperformed the benchmark during the period as value was added in each of the three major geographic regions. Sector allocation decisions drove the outperformance as stock selection modestly detracted from relative performance during the period. The European region was the top contributor to performance, followed by the Americas and the Asia-Pacific region.

In Europe, stock selection and sector allocations contributed to relative performance. The portfolio was under-weight both the U.K. as well as on the Continent as these markets underperformed for the year. Stock selection on the Continent was positive but stock selection in the U.K. was a slight detractor from performance. Relative out performance within the Americas region was driven by positive stock selection in Canada as well as positive contributions from positioning in the U.S. data center, mall and healthcare sectors. The portfolio continues to be under-weight the U.S. office sector, which helped performance as conditions continue to be challenging given the shift to a more flexible work environment. In the Asia-Pacific region, relative performance was essentially flat as positive sector allocation within the region was mostly offset by sub-par stock selection. Favorable positioning in Japan and Hong Kong was mostly offset by underperformance in Australia.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)

ProLogis, Inc.	9.3%
Equinix, Inc.	7.0%
Simon Property Group, Inc.	6.9%
Invitation Homes, Inc.	4.0%
Link REIT	3.0%
Public Storage, Inc.	3.0%
Essex Property Trust, Inc.	2.7%
Alexandria Real Estate Equities, Inc.	2.5%
CubeSmart	2.3%
Life Storage, Inc.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the underperformance of global REITs in 2022 has created an opportunity for investors. At the end of the year, global REITs traded at a ˜18% discount to estimates of NAV or intrinsic value — estimates that we have already lowered by ˜14% to reflect market conditions and the current economic landscape. Historically, when REIT valuations have traded at material discounts to NAV, we believe investors have benefited from buying the space.

We believe real estate stocks are oversold and are very attractively valued relative to private market real estate. In addition, we think real estate stocks offer above-average and growing dividend yields, inflation-protected earnings growth, and a history of outperformance during periods of above-average inflation. We believe investors committing capital to listed real estate at this time have the potential to earn an attractive absolute and relative long-term total return.

We believe we own a well-balanced Portfolio of securities that have been screened for, in our view, their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at reasonable valuations.

In North America, we are overweight Canadian real estate stocks with an emphasis on residential, industrial, and retail. In the U.S., we are overweight single-family home for rent, storage, malls, hotels, and data centers. In Japan, we prefer mid-cap diversified and hotel J-REITs that are providing earnings growth and resiliency at very attractive relative valuations and select Japanese REOCs that have committed to improving their corporate governance. In Hong Kong, we are overweight diversified companies with a commercial bias and non-discretionary retail. In Australia, we prefer retail, industrial, and a few select diversified companies. In the U.K., we favor the storage and residential sectors, as well as attractively priced diversified companies. Within Continental Europe, we have a positive bias to retail, industrial, storage, and select diversified companies.

3

VY® CBRE Global Real Estate Portfolio	Portfolio Managers’ Report

*	Effective May 1, 2022, the Portfolio changed its name from “VY® Clarion Global Real Estate Portfolio” to “VY® CBRE Global Real Estate Portfolio.” In conjunction with the Portfolio name change, the Sub-Adviser’s name changed from “CBRE Clarion Securities LLC” to “CBRE Investment Management Listed Real Assets LLC.” Lastly, effective May 1, 2022, T. Ritson Ferguson was removed as a portfolio manager to the Portfolio and Kenneth S. Weinberg was added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

Portfolio Managers’ Report	VY® CBRE Global Real Estate Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–25.39%	1.23%	3.03%
Class I	–24.95%	1.85%	3.65%
Class S	–25.12%	1.59%	3.40%
Class S2	–25.25%	1.44%	3.24%
FTSE EPRA Nareit Developed Index	–25.09%	–0.23%	2.99%
S&P 500® Index	–18.11%	9.42%	12.56%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® CBRE Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

VY® Invesco Growth and Income Portfolio	Portfolio Managers’ Report
Sector Diversification
as of December 31, 2022
(as a percentage of net assets)

Financials	20.4%
Health Care	19.2%
Energy	11.4%
Information Technology	11.2%
Industrials	11.1%
Consumer Discretionary	7.6%
Communication Services	5.9%
Consumer Staples	4.8%
Real Estate	2.3%
Materials	1.8%
Utilities	1.5%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
*	Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Brian Jurkash, co-lead portfolio manager, Matthew Titus, co-lead portfolio manager and Sergio Marcheli, portfolio manager, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -5.84%, compared to the Russell 1000® Value Index, which returned -7.54%, for the same period.

Portfolio Specifics: For the year ended December 31, 2022, the Portfolio outperformed the index.

Stock selection in health care was the largest contributor to relative performance during the year. Within the sector, Merck, McKesson and Cigna were strong individual contributors. Merck benefitted from strong sales of its oral antiviral Covid treatment. McKesson recently divested its underperforming pharmacy business in Europe that was a drag on growth and margins. Cigna’s customer retention exceeded management’s internal estimates, and the company affirmed its earnings outlook for the year.

Stock selection in energy also contributed to the Portfolio’s outperformance during the year. Energy stocks benefitted from rising oil prices due to a rebound in demand following the pandemic, the conflict in Ukraine, OPEC production cuts and energy shortages abroad.

Security selection in industrials also contributed to the Portfolio’s relative return, due largely to Raytheon Technologies and Quanta Services. Aerospace and defense company Raytheon performed well, particularly due to an increase in defense spending following the Russian invasion of Ukraine. Quanta Services benefitted from an increase in spending for renewable energy infrastructure and the recently passed Inflation Reduction Act, which provided incentives for green energy.

The Portfolio’s overweight and stock selection in information technology was the largest detractor from relative performance for the year, due in part to Cognizant Technology Solutions and Intel. Higher labor costs and staffing issues weighed on Cognizant’s stock. Intel reported earnings that came in far below expectations. The chipmaker also reduced guidance for the remainder of the year amid worsening macro conditions and weak PC demand.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

ConocoPhillips	3.6%
Wells Fargo & Co.	3.6%
American International Group, Inc.	2.8%
Bank of America Corp.	2.7%
Exxon Mobil Corp.	2.5%
Merck & Co., Inc.	2.5%
General Motors Co.	2.4%
CBRE Group, Inc.	2.3%
Chevron Corp.	2.1%
Cigna Corp.	2.1%
*	Excludes short-term investments.
Portfolio holdings are subject to change daily.

Selection in consumer discretionary also detracted from relative performance, due primarily to General Motors (GM) and Amazon. GM has faced ongoing supply-chain related issues that have hurt results. Amazon reported weaker than expected revenues and operating income. Management also lowered its outlook due to macroeconomic headwinds and inflationary pressures.

Stock selection in the communication services sector was another detractor from relative performance. After achieving strong gains and robust new subscriber growth amid the pandemic, Walt Disney, Charter Communications and Netflix faced a weaking outlook as Covid lockdowns eased.

The Portfolio held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a positive impact on the Portfolio’s relative performance for the year.

Current Strategy and Outlook: During the year, the team increased the number of holdings in the energy and IT sectors and reduced holdings in industrials, materials and utilities. At year end, the Portfolio’s largest relative overweight exposures were in IT and energy, while the largest underweights were in utilities and consumer staples.

We believe market volatility will continue as the Fed’s rate increases gradually work through the economy and recession risks rise. Regardless of the market environment, we seek to invest in companies with attractive valuations and strong fundamentals, qualities that we believe will ultimately be reflected in those companies’ stock prices.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

6

Portfolio Managers’ Report	VY® Invesco Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–6.16%	5.77%	9.78%
Class I	–5.59%	6.41%	10.44%
Class S	–5.84%	6.14%	10.16%
Class S2	–5.99%	5.98%	10.00%
Russell 1000® Value Index	–7.54%	6.67%	10.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

VY® JPMorgan Emerging Markets Equity Portfolio	Portfolio Managers’ Report
Geographic Diversification
as of December 31, 2022
(as a percentage of net assets)

China	27.5%
India	23.3%
Taiwan	11.1%
South Korea	7.7%
Hong Kong	5.3%
Indonesia	4.1%
United States	3.7%
Mexico	3.2%
South Africa	3.1%
Argentina	3.0%
Countries between 0.7%-2.9%ˆ	7.9%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
*	Includes short-term investments.
ˆ	Includes 6 countries, which each represents 0.7%-2.9% of net assets.
Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S Shares provided a total return of -26.11% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -20.09% for the same period.

Portfolio Specifics: The Portfolio underperformed the benchmark during the period, stock selection detracted from relative returns while country allocation contributed.

In the information technology sector, stock selection was a headwind to performance. The Portfolio’s exposure to Silergy, an integrated circuit manufacturer, underperformed because of concerns that slowing demand from a weakening global economy might dampen growth prospects.

The Portfolio’s off-benchmark position to Uruguay, also detracted from relative performance. This was specifically driven by exposure to MercadoLibre, a leading e-commerce company in Latin America. Consumer discretionary companies that are growing quickly, but where sustained profitability is only expected in later years, have been hit the hardest as investors have sold out of longer duration assets as bond yields have soared on concerns over accelerating inflation.

Commodities prices climbed during the past year and the Portfolio’s underweight exposure to Gulf States such as Saudi Arabia, detracted as these markets benefitted from commodity strength. Companies in the energy and materials sectors generally struggle to meet our standards on economics, duration, and governance or offer compelling long term expected returns.

On the positive side, stock selection in Mexico hurt performance, most notably driven by the Portfolio’s exposure to Walmart de Mexico (“Walmex”), the Mexican subsidiary of Walmart. Despite high inflation pressuring overall consumer purchasing power in Mexico, Walmex has benefited from robust retail demand that is supported by strong remittances.

Overweight exposure, the result of stock selection, to the financials sector aided performance. In Indonesia, Bank Rakyat Indonesia outperformed led by a credible domestic reform agenda and stronger commodity prices, driving improved economic growth in the region. Loan growth and margin expansion have driven stronger results for the company during 2022.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)

Samsung Electronics Co., Ltd. 005930	5.8%
HDFC Bank Ltd. ADR	5.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.5%
Tencent Holdings Ltd.	4.2%
Housing Development Finance Corp.	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.5%
AIA Group Ltd.	3.0%
JD.com, Inc. — Class A	2.6%
MercadoLibre, Inc.	2.5%
Tata Consultancy Services Ltd.	2.2%
Portfolio holdings are subject to change daily.

The Portfolio’s overweight exposure to India also boosted relative returns, as the market proved to be more defensive than the broader universe. Indian equities performed very well as investors looked outside of Korea, China, and Taiwan for regional exposure.

Current Strategy and Outlook: 2022 was a tough year for emerging markets (“EM”) equities as the index fell by 23% over the full year, but we believe there are more reasons to be more optimistic for 2023. The Russia-Ukraine conflict, Covid resurgence in China and tightening US monetary policy posed various challenges to EM markets over the course of 2022. While these issues are not fully behind us, as the new year begins, there are two coiled springs that we believe are likely to unwind in 2023: the strong US Dollar and China’s zero-covid restrictions. In our view, the release of both could well be tailwinds for EM equities, especially after the large swathe of EM earnings downgrades seen last year.

While there may still be further downside pressure on earnings for companies in the near-term, at some point in the year a shift from slowdown concerns to likely recovery is expected. Given the uncertainty on the exact timings of these shifts, it is even more important that we stick to our framework. Thus, we continue to look for what we believe are opportunities in EM equities where earnings growth can compound over the long-run.

8

Portfolio Managers’ Report	VY® JPMorgan Emerging Markets Equity Portfolio
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

9

VY® JPMorgan Emerging Markets Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–26.35%	–0.91%	1.96%
Class I	–25.89%	–0.31%	2.58%
Class S	–26.11%	–0.56%	2.32%
Class S2	–26.23%	–0.71%	2.17%
MSCI EM IndexSM	–20.09%	–1.40%	1.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	VY® Morgan Stanley Global Franchise Portfolio
Geographic Diversification
as of December 31, 2022
(as a percentage of net assets)
United States	73.4%
United Kingdom	10.5%
France	6.8%
Germany	5.1%
Netherlands	2.3%
Italy	0.4%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
*	Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Nic Sochovsky, Managing Director, Vladimir A. Demine, Executive Director, Marcus Watson, Executive Director, Alex Gabriele, Executive Director, Nathan Wong, Executive Director, and Richard Perrott, Executive Director, Portfolio Managers of Morgan Stanley Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -17.58% compared to the MSCI World IndexSM (“MSCI World” or the “Index”), which returned -18.14% for the same period.

Portfolio Specifics: For 2022, outperformance was driven by sector allocation, helped by the Portfolio’s overweight positions in the defensive Health Care and Consumer Staples sectors, which held up well in the year. The Consumer Discretionary underweight and absence of Communication Services stocks were also beneficial, offsetting the drag from the overweight to Information Technology and zero weight to Energy. The negative stock selection was driven by Health Care underperformance, as the Portfolio is concentrated in the Life Sciences and Equipment sub-sectors rather than Pharmaceuticals and Providers. Information Technology and Consumer Discretionary outperformance was insufficient to compensate.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)
Microsoft Corp.	8.9%
Philip Morris International, Inc.	7.6%
Visa, Inc.—Class A	6.3%
Reckitt Benckiser Group PLC	5.8%
Danaher Corp.	5.4%
SAP SE	5.1%
Thermo Fisher Scientific, Inc.	4.7%
Accenture PLC	4.6%
Intercontinental Exchange, Inc.	4.0%
Abbott Laboratories	3.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, the outlook remains cautious entering 2023. Last year’s de-rating has reduced, but not completely removed, the multiple risk. The main risk is now down to earnings, which we believe remain elevated. A downturn is the main short-term risk to earnings, with Recessionary Bear Markets seeing a median 17% earnings fall. Pricing power and recurring revenues are likely to become evident and valuable in the case of any slowdown. Pricing power, underpinned by brands, networks or mission-critical products, allows companies to pass on input costs to customers. Recurring revenues, due to purchasing habits or subscription models, protect top-line in any slowdown. We believe a quality focus should offer resilient earnings at reasonable valuations.

___________

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

11

VY® Morgan Stanley Global Franchise Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–17.90%	7.24%	9.36%
Class R6(1)	–17.43%	7.88%	9.93%
Class S	–17.58%	7.63%	9.74%
Class S2	–17.72%	7.45%	9.58%
MSCI World	–18.14%	6.14%	8.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	VY® T. Rowe Price Capital Appreciation Portfolio
Investment Type Allocation
as of December 31, 2022
(as a percentage of net assets)

Common Stock	61.7%
Bank Loans	13.6%
U.S. Treasury Obligations	9.0%
Corporate Bonds/Notes	8.4%
Preferred Stock	0.7%
Asset-Backed Securities	0.2%
Convertible Bonds/Notes	0.1%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%
*	Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -12.18%. By comparison, the S&P 500® Index, the Bloomberg U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg U.S. Government/Credit Index returned -18.11%, -13.58% and -16.00%, respectively, for the same period.

Portfolio Specifics: In 2022, the Portfolio posted a negative return but strongly outperformed the S&P 500 Index. The Portfolio’s equity holdings posted a negative return but outpaced its benchmark, S&P 500® Index. The Portfolio’s fixed income holdings posted a negative return during the one-year period but outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Our overall fixed income weight increased compared to the beginning of the year. Our largest exposure remains in bank loans, which we believe at current levels offer attractive risk-adjusted return profiles. We also like that bank loans are at the top of the capital structure and benefit from rising interest rates.

Within equities, the consumer discretionary sector boosted relative returns due to strong stock selection. Shares of Yum! Brands, parent company of Taco Bell, KFC, and Pizza Hut, declined but strongly outperformed sector peers. Despite some pressure on international sales due to pandemic-related lockdowns in China and suspended operations in Russia, the company posted strong same-store sales in other regions, as well as better-than-expected new unit growth. The information technology sector also contributed to relative returns due to stock selection and a moderate overweight allocation. NXP Semiconductors is a Netherlands-based diversified, mixed-signal semiconductor manufacturer and the largest supplier of chips to the automotive industry. An overweight allocation and stock selection in the utilities sector also aided relative returns. Conversely, the energy sector detracted from relative performance due to an underweight allocation. Energy was by far the best-performing sector during the year, outperforming the overall S&P 500® Index. The sector surged with oil and natural gas prices in the early part of the year and benefited late in the period from progress in the post-pandemic economic reopening of China. The health care sector also hurt relative results due to weak stock selection, which was offset by an overweight allocation. Shares of diagnostic and life sciences equipment maker PerkinElmer underperformed as investors appeared to cool on the life sciences and tools industry after a period of strong returns driven by the demand for equipment needed to test for COVID-19.

Top Ten Holdings
as of December 31, 2022*
(as a percentage of net assets)

United States Treasury Note, 2.750%, 08/15/32	9.0%
Microsoft Corp.	5.2%
PNC Financial Services Group, Inc.	2.9%
Apple, Inc.	2.4%
Amazon.com, Inc.	2.1%
UnitedHealth Group, Inc.	2.0%
Yum! Brands, Inc.	1.9%
Fortive Corp.	1.9%
Thermo Fisher Scientific, Inc.	1.9%
Intercontinental Exchange, Inc.	1.9%
*	Excludes short-term investments.
Portfolio holdings are subject to change daily.

Additionally, markets had a negative initial reaction to the company’s announced planned divesture of a large business segment focused on applied science in biopharmaceuticals and food and environmental safety.

The Portfolio’s covered call strategy provided positive performance impact.

Current Strategy and Outlook: Notwithstanding the year-end rally that pared earlier losses, U.S. equity markets suffered their worst decline in over a decade this calendar year. While myriad factors contributed to the global downturn, we believe the linked pair of elevated inflation and rising interest rates were the primary culprits in the U.S. Even as the rate of inflation appeared to recede and the Fed began to moderate the pace of its rate hikes, markets pulled back on speculation of a seemingly inevitable tightening-induced recession. A recession remains a realistic outcome, although we believe this scenario would produce an unusual environment as pockets of the market are already at trough levels. At current levels, we have a more constructive outlook for markets, particularly over the intermediate term where recent dislocation has created pockets of opportunity for long-term investors.

___________

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

13

VY® T. Rowe Price Capital Appreciation Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–12.47%	8.54%	10.26%
Class I	–11.96%	9.19%	10.92%
Class R6(1)	–11.96%	9.19%	10.92%
Class S	–12.18%	8.92%	10.64%
Class S2	–12.30%	8.76%	10.48%
S&P 500® Index	–18.11%	9.42%	12.56%
Bloomberg U.S. Government/Credit Index	–13.58%	0.21%	1.16%
60% S&P 500® Index/40% Bloomberg U.S. Government/Credit Index	–16.00%	6.03%	8.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	VY® T. Rowe Price Equity Income Portfolio
Sector Diversification
as of December 31, 2022
(as a percentage of net assets)
Financials	21.1%
Health Care	17.8%
Industrials	10.8%
Energy	8.6%
Utilities	8.4%
Consumer Staples	7.0%
Information Technology	6.9%
Communication Services	5.1%
Consumer Discretionary	5.0%
Materials	4.2%
Real Estate	3.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
*	Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, CFA, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -3.41% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned -7.54% and -18.11% respectively, for the same period.

Portfolio Specifics: Financials was the primary contributor for the period, due to strong stock selection. American International Group outperformed the financials sector over the period. Shares benefited from a strong property and casualty pricing cycle that allowed the company to focus on pushing price, in addition to improved underwriting. The company’s life and retirement business line, which was spun off in September 2022, had a mixed impact on the stock as capital markets pressure impacted earnings and a declining investment portfolio impacted book value.

Favorable stock choices in the health care sector also aided relative performance. Shares of AbbVie outperformed the health care sector over the year-to-date period. Shares advanced in April after the FDA approved Rinvoq and Skyrizi for use, which may help balance sales deficits from Humira’s patent loss in 2023. Later in the period, shares were negatively impacted as the company reported a revenue miss driven by headwinds in its Aesthetics business.

The consumer discretionary sector also contributed to relative returns due to strong stock picks coupled with an underweight allocation. Shares of Las Vegas Sands have lagged reopening peers as China’s increased lockdowns throughout the year delayed reopening in Macau. Shares benefitted during the third and fourth quarter due to a strong recovery in its Singapore operations, which helped offset some of costs associates with Macau. Additionally, during the fourth quarter, shares surged following news of Las Vegas Sands and other gaming companies signing 10-year contracts with the Macau government, renewing their casino licenses for the next decade.

Conversely, weak stock selection in the energy sector detracted from relative performance. Shares of TC Energy detracted from relative performance over the calendar-year period. Shares were lifted early in the year as global natural gas prices dramatically rose following Russia’s invasion of Ukraine. In the third quarter, shares were pressured as capital markets risk and a higher interest rate environment weighed on performance. In early December, shares were again pressured as the company’s Keystone pipeline was shut down following reporting a leak of 14,000 barrels.

Top Ten Holdings
as of December 31, 2022
(as a percentage of net assets)
TotalEnergies SE ADR	3.2%
Wells Fargo & Co.	3.0%
Southern Co.	3.0%
General Electric Co.	2.9%
American International Group, Inc.	2.5%
Elevance Health, Inc.	2.3%
Qualcomm, Inc.	2.1%
Sempra Energy	2.1%
Chubb Ltd.	2.0%
Johnson & Johnson	2.0%
Portfolio holdings are subject to change daily.

The industrials and business services sector also hindered relative performance due to unfavorable stock choices.

Current Strategy and Outlook: We believe the range of outcomes in the equity market remains abnormally wide. We expect continued volatility, as investors react to new metrics as they are reported. Amid such uncertainty, we believe there is risk in being too anchored to a particular macro outlook. The balance of economic data suggests a recession is imminent, although such an event is broadly anticipated, making the eventual recession arguably the “most consensus” one in history. We believe the severity of the recession will depend on the degree to which the Federal Reserve (Fed) targets the labor market, which remains tight even as economic data weaken. Should the Fed “declare victory” at an inflation level above its stated target, the equity market would likely rally. Conversely, if the Fed’s aim is to disrupt the labor market, the equity market may move lower.

Since we have no edge in determining the probable outcome, we believe it is important to respect the uncertainty of this environment and use it to our client’s advantage by selectively leaning into weakness and trimming on strength. We will also seek to maintain balance in the portfolio, which should help make our performance less dependent on a particular macroeconomic outcome and offer a chance to outperform in a variety of markets. While there are many near-term unknowns in this environment, we remain confident in our approach and believe individual stock picking, a focus on fundamentals, and a valuation discipline will be rewarded.

15

VY® T. Rowe Price Equity Income Portfolio	Portfolio Managers’ Report

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

16

Portfolio Managers’ Report	VY® T. Rowe Price Equity Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–3.85%	6.58%	9.24%
Class I	–3.22%	7.24%	9.91%
Class S	–3.41%	6.96%	9.63%
Class S2	–3.57%	6.81%	9.47%
Russell 1000® Value Index	–7.54%	6.67%	10.29%
S&P 500® Index	–18.11%	9.42%	12.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 25, 2018, the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Value Index because the Russell 1000® Value Index is considered by the Sub-Adviser to be a more appropriate benchmark that better aligns with the Portfolio’s value-focused investment style.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*

Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,014.00	0.24%	$1.22	$1,000.00	$1,024.00	0.24%	$1.22
Class S	1,000.00	1,012.80	0.40	2.03	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,012.00	0.52	2.64	1,000.00	1,022.58	0.52	2.65
VY® CBRE Global Real Estate Portfolio
Class ADV	1,000.00	963.60	1.47%	7.28	1,000.00	1,017.80	1.47%	7.48
Class I	1,000.00	967.30	0.87	4.31	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	965.50	1.12	5.55	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	964.70	1.27	6.29	1,000.00	1,018.80	1.27	6.46
VY® Invesco Growth and Income Portfolio
Class ADV	1,000.00	1,078.30	1.21%	6.34	1,000.00	1,019.11	1.21%	6.16
Class I	1,000.00	1,081.40	0.61	3.20	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,080.20	0.86	4.51	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,079.50	1.01	5.29	1,000.00	1,020.11	1.01	5.14

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*

VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$986.60	1.86%	$9.31	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	990.10	1.26	6.32	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	988.40	1.51	7.57	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	987.40	1.66	8.32	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	1,010.40	1.55%	7.85	1,000.00	1,017.39	1.55%	7.88
Class R6	1,000.00	1,013.30	0.95	4.82	1,000.00	1,020.42	0.95	4.84
Class S	1,000.00	1,012.30	1.20	6.09	1,000.00	1,019.16	1.20	6.11
Class S2	1,000.00	1,011.00	1.35	6.84	1,000.00	1,018.40	1.35	6.87
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,024.20	1.24%	6.33	1,000.00	1,018.95	1.24%	6.31
Class I	1,000.00	1,027.20	0.64	3.27	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,027.20	0.64	3.27	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,026.10	0.89	4.55	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,025.30	1.04	5.31	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,051.30	1.21%	6.26	1,000.00	1,019.11	1.21%	6.16
Class I	1,000.00	1,054.70	0.61	3.16	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,054.00	0.86	4.45	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,053.40	1.01	5.23	1,000.00	1,020.11	1.01	5.14

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Liquid Assets Portfolio, VY® CBRE Global Real Estate Portfolio (formerly, VY® Clarion Global Real Estate Portfolio), VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio and VY® T. Rowe Price Equity Income Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® CBRE Global Real Estate Portfolio (formerly, VY® Clarion Global Real Estate Portfolio), VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio and VY® T. Rowe Price Equity Income Portfolio (collectively referred to as the “Portfolios”) (seven of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (seven of the portfolios constituting Voya Investors Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2023

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	Voya Government Liquid Assets Portfolio	VY® CBRE Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$164,172,924	$387,504,648	$308,470,601
Short-term investments at fair value†	—	3,374,019	10,657,087	2,598,993
Short-term investments at amortized cost	772,582,271	—	—	—
Repurchase agreements	207,599,000	—	—	—
Cash	24,170	—	—	—
Foreign currencies at value‡	—	—	699	128,563
Receivables:
Investment securities sold	26,723,424	—	458,934	—
Fund shares sold	788,055	92,959	62,381	107,977
Dividends	6,351	587,612	486,161	373,811
Interest	2,235,264	—	—	—
Foreign tax reclaims	—	190,579	23,641	76,953
Unrealized appreciation on forward foreign currency contracts	—	—	167,548	—
Prepaid expenses	—	921	—	—
Reimbursement due from Investment Adviser	—	27,482	—	—
Other assets	19,027	10,702	19,977	21,508
Total assets	1,009,977,562	168,457,198	399,381,076	311,778,406
LIABILITIES:
Payable for investment securities purchased	—	—	196,163	—
Payable for fund shares redeemed	159,474	110,294	271,192	205,542
Payable upon receipt of securities loaned	—	2,567,840	—	399,649
Unrealized depreciation on forward foreign currency contracts	—	—	29,202	—
Payable for unified fees	233,889	—	208,117	333,458
Payable for investment management fees	—	123,779	—	—
Payable for distribution and shareholder service fees	272,636	19,023	84,375	65,721
Payable to trustees under the deferred compensation plan (Note 6)	19,027	10,702	19,977	21,508
Payable for trustee fees	22,118	471	—	—
Payable for foreign capital gains tax	—	—	—	1,829,616
Other accrued expenses and liabilities	—	55,175	—	—
Total liabilities	707,144	2,887,284	809,026	2,855,494
NET ASSETS	$1,009,270,418	$165,569,914	$398,572,050	$308,922,912
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,009,501,011	$159,211,200	$304,635,781	$300,883,231
Total distributable earnings (loss)	(230,593)	6,358,714	93,936,269	8,039,681
NET ASSETS	$1,009,270,418	$165,569,914	$398,572,050	$308,922,912

+ Including securities loaned at value	$—	$2,475,783	$—	$379,416
* Cost of investments in securities	$—	$156,624,085	$324,517,769	$278,296,609
† Cost of short-term investments	$—	$3,374,019	$10,657,087	$2,598,993
‡ Cost of foreign currencies	$—	$—	$705	$128,552

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® CBRE Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
Net assets	n/a	$10,400,733	$16,238,714	$37,190,142
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,139,057	782,523	3,469,730
Net asset value and redemption price per share	n/a	$9.13	$20.75	$10.72
Class I
Net assets	$77,571,405	$92,595,991	$42,131,847	$60,062,796
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	77,585,131	9,842,436	2,002,151	5,010,538
Net asset value and redemption price per share	$1.00	$9.41	$21.04	$11.99
Class S
Net assets	$322,095,506	$61,861,165	$319,719,077	$205,543,517
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	322,152,304	6,603,580	14,958,083	17,462,157
Net asset value and redemption price per share	$1.00	$9.37	$21.37	$11.77
Class S2
Net assets	$609,603,507	$712,025	$20,482,412	$6,126,457
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	609,711,299	75,212	970,554	533,642
Net asset value and redemption price per share	$1.00	$9.47	$21.10	$11.48

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
ASSETS:
Investments in securities at fair value+*	$313,817,538	$6,903,396,250	$341,560,286
Short-term investments at fair value†	5,076,025	516,800,028	17,536,741
Cash	—	29,594,136	1,718,976
Foreign currencies at value‡	186,614	571,856	229
Receivables:
Investment securities sold	—	37,472,530	208,193
Fund shares sold	145	3,329,809	4,129
Dividends	472,881	3,848,173	1,328,949
Interest	—	23,687,541	3,053
Foreign tax reclaims	211,324	38,829	180,562
Other assets	14,608	205,129	35,842
Total assets	319,779,135	7,518,944,281	362,576,960
LIABILITIES:
Payable for investment securities purchased	146,848	63,492,946	3,073
Payable for fund shares redeemed	566,744	1,924,879	937,327
Payable upon receipt of securities loaned	—	61,349,197	15,590,713
Payable for unified fees	262,665	4,048,020	181,394
Payable for distribution and shareholder service fees	103,863	1,649,782	88,335
Payable to trustees under the deferred compensation plan (Note 6)	14,608	205,129	35,842
Unfunded loan commitments (Note 11)	—	3,429,348	—
Written options, at fair value^	—	11,096,460	—
Total liabilities	1,094,728	147,195,761	16,836,684
NET ASSETS	$318,684,407	$7,371,748,520	$345,740,276
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$222,927,578	$6,856,012,686	$260,971,508
Total distributable earnings	95,756,829	515,735,834	84,768,768
NET ASSETS	$318,684,407	$7,371,748,520	$345,740,276

+ Including securities loaned at value	$—	$59,595,627	$15,269,164
* Cost of investments in securities	$243,886,945	$7,160,973,899	$275,686,070
† Cost of short-term investments	$5,076,025	$516,800,028	$17,536,741
‡ Cost of foreign currencies	$184,954	$566,075	$227
^ Premiums received on written options	$—	$39,509,140	$—

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
Class ADV
Net assets	$103,692,486	$1,586,695,431	$60,126,568
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,760,847	68,982,291	6,235,848
Net asset value and redemption price per share	$13.36	$23.00	$9.64
Class I
Net assets	n/a	$1,447,932,638	$67,596,423
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	58,304,871	6,800,556
Net asset value and redemption price per share	n/a	$24.83	$9.94
Class R6
Net assets	$1,673,042	$525,749,822	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	112,940	21,153,162	n/a
Net asset value and redemption price per share	$14.81	$24.85	n/a
Class S
Net assets	$185,294,595	$3,757,937,076	$141,080,063
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,463,266	151,329,288	13,940,460
Net asset value and redemption price per share	$14.87	$24.83	$10.12
Class S2
Net assets	$28,024,284	$53,433,553	$76,937,222
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,910,450	2,176,644	7,884,342
Net asset value and redemption price per share	$14.67	$24.55	$9.76

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	Voya Government Liquid Assets Portfolio	VY® CBRE Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$192,408	$5,725,125	$9,237,044	$5,539,953
Interest	16,874,832	—	—	552
Securities lending income, net	—	8,767	12,293	16,013
Total investment income	17,067,240	5,733,892	9,249,337	5,556,518
EXPENSES:
Investment management fees	—	1,696,423	—	—
Unified fees	2,569,477	—	2,650,570	4,326,056
Distribution and shareholder service fees:
Class ADV	—	74,836	105,574	244,986
Class S	804,846	182,020	841,916	586,393
Class S2	2,147,432	3,269	88,027	28,358
Transfer agent fees:	—	229,621	—	—
Class ADV	—	15,194	—	—
Class I	—	124,736	—	—
Class S	—	88,695	—	—
Class S2	—	996	—	—
Shareholder reporting expense	—	20,949	—	—
Professional fees	—	10,950	—	—
Custody and accounting expense	—	61,184	—	—
Trustee fees and expenses	45,304	8,727	13,072	20,516
Miscellaneous expense	207	9,339	9,542	—
Interest expense	—	134	—	720
Total expenses	5,567,266	2,297,452	3,708,701	5,207,029
Waived and reimbursed fees	(1,299,501)	(400,345)	(125,169)	—
Brokerage commission recapture	—	(1,300)	—	(1,022)
Net expenses	4,267,765	1,895,807	3,583,532	5,206,007
Net investment income	12,799,475	3,838,085	5,665,805	350,511
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(230,593)	2,824,061	25,835,905	(20,086,626)
Forward foreign currency contracts	—	(32,684)	992,798	—
Foreign currency related transactions	—	(4,299)	(15,020)	(145,926)
Net realized gain (loss)	(230,593)	2,787,078	26,813,683	(20,232,552)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	—	(64,109,776)	(59,270,042)	(99,305,667)
Forward foreign currency contracts	—	(145)	370,427	—
Foreign currency related transactions	—	(12,130)	(6,081)	(2,320)
Net change in unrealized appreciation (depreciation)	—	(64,122,051)	(58,905,696)	(99,307,987)
Net realized and unrealized loss	(230,593)	(61,334,973)	(32,092,013)	(119,540,539)
Increase (decrease) in net assets resulting from operations	$12,568,882	$(57,496,888)	$(26,426,208)	$(119,190,028)

* Foreign taxes withheld	$—	$262,983	$84,391	$662,971
^ Foreign capital gains taxes withheld	$—	$—	$—	$600,550
# Change in foreign capital gains taxes accrued	$—	$—	$—	$1,079,297

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,063,320	$62,056,194	$9,876,635
Interest	—	109,435,439	34,517
Securities lending income, net	2,616	397,721	12,160
Total investment income	6,065,936	171,889,354	9,923,312

EXPENSES:
Unified fees	3,441,492	49,799,761	2,292,841
Distribution and shareholder service fees:
Class ADV	680,222	10,108,950	361,898
Class S	520,080	10,179,043	371,287
Class S2	126,358	242,054	328,477
Trustee fees and expenses	19,924	403,145	19,658
Interest expense	—	146	—
Total expenses	4,788,076	70,733,099	3,374,161
Waived and reimbursed fees	(92,195)	—	(108,273)
Net expenses	4,695,881	70,733,099	3,265,888
Net investment income	1,370,055	101,156,255	6,657,424

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	25,518,243	704,675,352	19,905,574
Foreign currency related transactions	(81,212)	(119,112)	(3,381)
Written options	—	48,782,317	—
Net realized gain	25,437,031	753,338,557	19,902,193
Net change in unrealized appreciation (depreciation) on:
Investments	(103,692,879)	(2,033,670,291)	(40,147,432)
Foreign currency related transactions	(6,897)	8,172	(194)
Written options	—	113,209,032	—
Net change in unrealized appreciation (depreciation)	(103,699,776)	(1,920,453,087)	(40,147,626)
Net realized and unrealized loss	(78,262,745)	(1,167,114,530)	(20,245,433)
Decrease in net assets resulting from operations	$(76,892,690)	$(1,065,958,275)	$(13,588,009)

* Foreign taxes withheld	$138,795	$440,413	$339,714

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® CBRE Global Real Estate Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$12,799,475	$—	$3,838,085	$4,184,504
Net realized gain (loss)	(230,593)	230,323	2,787,078	25,340,237
Net change in unrealized appreciation (depreciation)	—	—	(64,122,051)	33,777,150
Increase (decrease) in net assets resulting from operations	12,568,882	230,323	(57,496,888)	63,301,891

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(977,993)	(377,513)
Class I	(1,154,963)	(16,647)	(8,681,137)	(3,281,141)
Class S	(4,310,529)	(102,429)	(5,868,869)	(2,361,249)
Class S2	(7,333,972)	(141,054)	(65,243)	(21,700)
Total distributions	(12,799,464)	(260,130)	(15,593,242)	(6,041,603)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	395,452,030	207,160,815	12,899,737	15,944,587
Reinvestment of distributions	12,799,464	260,130	15,593,242	6,041,603
	408,251,494	207,420,945	28,492,979	21,986,190
Cost of shares redeemed	(207,379,450)	(365,488,398)	(24,510,404)	(38,100,037)
Net increase (decrease) in net assets resulting from capital share transactions	200,872,044	(158,067,453)	3,982,575	(16,113,847)
Net increase (decrease) in net assets	200,641,462	(158,097,260)	(69,107,555)	41,146,441

NET ASSETS:
Beginning of year or period	808,628,956	966,726,216	234,677,469	193,531,028
End of year or period	$1,009,270,418	$808,628,956	$165,569,914	$234,677,469

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$5,665,805	$4,798,839	$350,511	$(3,507,412)
Net realized gain (loss)	26,813,683	56,576,125	(20,232,552)	99,431,554
Net change in unrealized appreciation (depreciation)	(58,905,696)	46,553,766	(99,307,987)	(148,353,847)
Increase (decrease) in net assets resulting from operations	(26,426,208)	107,928,730	(119,190,028)	(52,429,705)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,532,628)	(192,270)	(12,228,273)	(4,625,629)
Class I	(6,070,318)	(593,144)	(17,903,798)	(6,493,054)
Class S	(47,695,696)	(4,704,412)	(65,531,812)	(27,977,315)
Class S2	(3,043,369)	(304,187)	(1,984,692)	(908,609)
Total distributions	(59,342,011)	(5,794,013)	(97,648,575)	(40,004,607)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,454,023	29,359,114	17,832,438	44,423,900
Reinvestment of distributions	59,342,011	5,794,013	97,648,575	40,004,607
	87,796,034	35,153,127	115,481,013	84,428,507
Cost of shares redeemed	(55,341,882)	(73,541,854)	(55,565,505)	(103,276,595)
Net increase (decrease) in net assets resulting from capital share transactions	32,454,152	(38,388,727)	59,915,508	(18,848,088)
Net increase (decrease) in net assets	(53,314,067)	63,745,990	(156,923,095)	(111,282,400)

NET ASSETS:
Beginning of year or period	451,886,117	388,140,127	465,846,007	577,128,407
End of year or period	$398,572,050	$451,886,117	$308,922,912	$465,846,007

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$1,370,055	$1,732,890	$101,156,255	$67,667,590
Net realized gain	25,437,031	31,569,221	753,338,557	987,756,190
Net change in unrealized appreciation (depreciation)	(103,699,776)	50,575,744	(1,920,453,087)	356,714,175
Increase (decrease) in net assets resulting from operations	(76,892,690)	83,877,855	(1,065,958,275)	1,412,137,955

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(11,201,899)	(12,325,665)	(238,416,391)	(222,578,297)
Class I	—	—	(207,448,890)	(181,327,758)
Class R6	(156,463)	(142,984)	(75,642,708)	(74,289,334)
Class S	(19,089,147)	(22,981,508)	(547,342,082)	(562,658,520)
Class S2	(2,892,423)	(3,457,895)	(8,176,336)	(8,732,930)
Total distributions	(33,339,932)	(38,908,052)	(1,077,026,407)	(1,049,586,839)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,855,736	8,943,456	334,183,501	370,730,745
Reinvestment of distributions	33,339,932	38,908,052	1,077,026,407	1,049,586,839
	40,195,668	47,851,508	1,411,209,908	1,420,317,584
Cost of shares redeemed	(51,724,749)	(73,769,042)	(733,699,358)	(821,030,049)
Net increase (decrease) in net assets resulting from capital share transactions	(11,529,081)	(25,917,534)	677,510,550	599,287,535
Net increase (decrease) in net assets	(121,761,703)	19,052,269	(1,465,474,132)	961,838,651

NET ASSETS:
Beginning of year or period	440,446,110	421,393,841	8,837,222,652	7,875,384,001
End of year or period	$318,684,407	$440,446,110	$7,371,748,520	$8,837,222,652

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$6,657,424	$5,359,888
Net realized gain	19,902,193	36,882,956
Net change in unrealized appreciation (depreciation)	(40,147,626)	41,263,845
Increase (decrease) in net assets resulting from operations	(13,588,009)	83,506,689

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,419,583)	(1,725,808)
Class I	(8,572,897)	(2,459,976)
Class S	(17,697,150)	(4,945,638)
Class S2	(9,805,856)	(2,717,084)
Total distributions	(43,495,486)	(11,848,506)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,256,135	26,358,264
Reinvestment of distributions	43,495,486	11,848,506
	75,751,621	38,206,770
Cost of shares redeemed	(52,270,423)	(77,056,559)
Net increase (decrease) in net assets resulting from capital share transactions	23,481,198	(38,849,789)
Net increase (decrease) in net assets	(33,602,297)	32,808,394

NET ASSETS:
Beginning of year or period	379,342,573	346,534,179
End of year or period	$345,740,276	$379,342,573

See Accompanying Notes to Financial Statements

30

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-22	1.00	0.02	•	0.00	*	0.02	0.02		—		—	0.02		—	1.00	1.51	0.28	0.24	0.24	1.65	77,571	—
12-31-21	1.00	—	•	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.03	0.28	0.05	0.05	0.00	50,337	—
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.30	0.28	0.17	0.17	0.23	64,002	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	2.01	0.29	0.29	0.29	1.93	52,515	—
12-31-18	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.61	0.29	0.29	0.29	1.61	62,115	—
Class S
12-31-22	1.00	0.01	•	0.00	*	0.01	0.01		—		—	0.01		—	1.00	1.34	0.53	0.40	0.40	1.34	322,096	—
12-31-21	1.00	—	•	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.03	0.53	0.05	0.05	0.00	320,548	—
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.24	0.53	0.21	0.21	0.17	375,267	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.75	0.54	0.54	0.54	1.68	314,786	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.36	0.54	0.54	0.54	1.33	354,423	—
Class S2
12-31-22	1.00	0.01	•	0.00	*	0.01	0.01		—		—	0.01		—	1.00	1.24	0.68	0.52	0.52	1.37	609,604	—
12-31-21	1.00	—	•	0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.03	0.68	0.05	0.05	0.00	437,744	—
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.21	0.68	0.23	0.23	0.13	527,457	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.60	0.69	0.69	0.69	1.52	359,294	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.21	0.69	0.69	0.69	1.19	386,368	—
VY® CBRE Global Real Estate Portfolio
Class ADV
12-31-22	13.38	0.17	•	(3.54)		(3.37)	0.29		0.59		—	0.88		—	9.13	(25.39)	1.68	1.47	1.47	1.55	10,401	91
12-31-21	10.26	0.17	•	3.24		3.41	0.29		—		—	0.29		—	13.38	33.56	1.66	1.47	1.47	1.48	16,348	74
12-31-20	12.77	0.15	•	(1.11)		(0.96)	0.60		0.95		—	1.55		—	10.26	(5.37)	1.68	1.47	1.47	1.47	14,367	97
12-31-19	10.53	0.17	•	2.34		2.51	0.27		—		—	0.27		—	12.77	23.99	1.62	1.49	1.49	1.40	17,308	77
12-31-18	12.17	0.18	•	(1.24)		(1.06)	0.58		—		—	0.58		—	10.53	(9.10)	1.62	1.49	1.49	1.54	16,608	107
Class I
12-31-22	13.79	0.24	•	(3.65)		(3.41)	0.38		0.59		—	0.97		—	9.41	(24.95)	1.08	0.87	0.87	2.19	92,596	91
12-31-21	10.55	0.25	•	3.35		3.60	0.36		—		—	0.36		—	13.79	34.47	1.06	0.87	0.87	2.09	122,954	74
12-31-20	13.11	0.28		(1.21)		(0.93)	0.68		0.95		—	1.63		—	10.55	(4.83)	1.08	0.87	0.87	2.09	96,799	97
12-31-19	10.81	0.25	•	2.41		2.66	0.36		—		—	0.36		—	13.11	24.74	1.02	0.89	0.89	2.02	119,642	77
12-31-18	12.49	0.25	•	(1.27)		(1.02)	0.66		—		—	0.66		—	10.81	(8.52)	1.02	0.89	0.89	2.14	103,029	107
Class S
12-31-22	13.72	0.21	•	(3.63)		(3.42)	0.34		0.59		—	0.93		—	9.37	(25.12)	1.33	1.12	1.12	1.90	61,861	91
12-31-21	10.50	0.22	•	3.33		3.55	0.33		—		—	0.33		—	13.72	34.14	1.31	1.12	1.12	1.83	94,359	74
12-31-20	13.04	0.22		(1.16)		(0.94)	0.65		0.95		—	1.60		—	10.50	(5.04)	1.33	1.12	1.12	1.85	81,568	97
12-31-19	10.76	0.22	•	2.39		2.61	0.33		—		—	0.33		—	13.04	24.35	1.27	1.14	1.14	1.76	96,519	77
12-31-18	12.43	0.22	•	(1.26)		(1.04)	0.63		—		—	0.63		—	10.76	(8.74)	1.27	1.14	1.14	1.91	90,159	107
Class S2
12-31-22	13.86	0.20	•	(3.67)		(3.47)	0.33		0.59		—	0.92		—	9.47	(25.25)	1.48	1.27	1.27	1.77	712	91
12-31-21	10.61	0.21	•	3.35		3.56	0.31		—		—	0.31		—	13.86	33.90	1.46	1.27	1.27	1.70	1,016	74
12-31-20	13.15	0.20		(1.17)		(0.97)	0.62		0.95		—	1.57		—	10.61	(5.19)	1.48	1.27	1.27	1.76	796	97
12-31-19	10.85	0.20	•	2.41		2.61	0.31		—		—	0.31		—	13.15	24.15	1.42	1.29	1.29	1.61	906	77
12-31-18	12.52	0.21	•	(1.27)		(1.06)	0.61		—		—	0.61		—	10.85	(8.84)	1.42	1.29	1.29	1.76	850	107
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-22	26.21	0.23	•	(2.16)		(1.93)	0.25		3.28		—	3.53		—	20.75	(6.16)	1.24	1.21	1.21	1.00	16,239	18
12-31-21	20.62	0.18	•	5.67		5.85	0.26		—		—	0.26		—	26.21	28.50	1.24	1.21	1.21	0.75	18,354	30
12-31-20	22.73	0.32		(0.32)		0.00 *	0.35		1.76		—	2.11		—	20.62	2.55	1.24	1.24	1.24	1.45	15,543	32
12-31-19	21.15	0.32	•	4.64		4.96	0.50		2.88		—	3.38		—	22.73	24.30	1.24	1.24	1.24	1.43	18,401	22
12-31-18	27.94	0.32	•	(3.71)		(3.39)	0.30		3.10		—	3.40		—	21.15	(13.88)	1.24	1.24	1.24	1.22	16,868	31
See Accompanying Notes to Financial Statements

31

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-22	26.54	0.37	•	(2.19)	(1.82)	0.40	3.28	—	3.68	—	21.04	(5.59)	0.64	0.61	0.61	1.62	42,132	18
12-31-21	20.86	0.33	•	5.73	6.06	0.38	—	—	0.38	—	26.54	29.21	0.64	0.61	0.61	1.35	41,488	30
12-31-20	23.01	0.39	•	(0.28)	0.11	0.50	1.76	—	2.26	—	20.86	3.22	0.64	0.64	0.64	2.05	30,672	32
12-31-19	21.41	0.46	•	4.69	5.15	0.67	2.88	—	3.55	—	23.01	24.98	0.64	0.64	0.64	2.02	29,773	22
12-31-18	28.23	0.48	•	(3.73)	(3.25)	0.47	3.10	—	3.57	—	21.41	(13.31)	0.64	0.64	0.64	1.82	27,943	31
Class S
12-31-22	26.88	0.32	•	(2.22)	(1.90)	0.33	3.28	—	3.61	—	21.37	(5.84)	0.89	0.86	0.86	1.36	319,719	18
12-31-21	21.12	0.27	•	5.82	6.09	0.33	—	—	0.33	—	26.88	28.97	0.89	0.86	0.86	1.10	367,120	30
12-31-20	23.25	0.39		(0.33)	0.06	0.43	1.76	—	2.19	—	21.12	2.90	0.89	0.89	0.89	1.81	317,890	32
12-31-19	21.58	0.41	•	4.73	5.14	0.59	2.88	—	3.47	—	23.25	24.73	0.89	0.89	0.89	1.78	367,941	22
12-31-18	28.43	0.42	•	(3.78)	(3.36)	0.39	3.10	—	3.49	—	21.58	(13.58)	0.89	0.89	0.89	1.56	350,968	31
Class S2
12-31-22	26.57	0.28	•	(2.19)	(1.91)	0.28	3.28	—	3.56	—	21.10	(5.99)	1.04	1.01	1.01	1.20	20,482	18
12-31-21	20.88	0.23	•	5.76	5.99	0.30	—	—	0.30	—	26.57	28.78	1.04	1.01	1.01	0.95	24,924	30
12-31-20	23.00	0.34		(0.30)	0.04	0.40	1.76	—	2.16	—	20.88	2.77	1.04	1.04	1.04	1.66	24,035	32
12-31-19	21.39	0.37	•	4.67	5.04	0.55	2.88	—	3.43	—	23.00	24.47	1.04	1.04	1.04	1.63	27,277	22
12-31-18	28.19	0.37	•	(3.73)	(3.36)	0.34	3.10	—	3.44	—	21.39	(13.67)	1.04	1.04	1.04	1.41	25,812	31
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-22	21.50	(0.03	)•	(5.71)	(5.74)	—	5.04	—	5.04	—	10.72	(26.35)	1.86	1.86	1.86	(0.25)	37,190	18
12-31-21	25.92	(0.25	)•	(2.19)	(2.44)	—	1.98	—	1.98	—	21.50	(10.30)	1.86	1.86	1.86	(1.01)	54,012	25
12-31-20	21.02	(0.17)		6.57	6.40	0.01	1.49	—	1.50	—	25.92	32.71	1.85	1.85	1.85	(0.80)	58,266	22
12-31-19	16.95	0.01		5.24	5.25	—	1.18	—	1.18	—	21.02	31.47	1.86	1.86	1.86	0.03	50,224	21
12-31-18	20.52	(0.01)		(3.49)	(3.50)	0.07	—	—	0.07	—	16.95	(17.12)	1.86	1.86	1.86	(0.07)	40,881	21
Class I
12-31-22	23.10	0.05	•	(6.12)	(6.07)	—	5.04	—	5.04	—	11.99	(25.89)	1.26	1.26	1.26	0.36	60,063	18
12-31-21	27.55	(0.11	)•	(2.36)	(2.47)	—	1.98	—	1.98	—	23.10	(9.78)	1.26	1.26	1.26	(0.40)	80,785	25
12-31-20	22.24	(0.04)		6.98	6.94	0.14	1.49	—	1.63	—	27.55	33.52	1.25	1.25	1.25	(0.20)	94,067	22
12-31-19	17.80	0.13		5.52	5.65	0.03	1.18	—	1.21	—	22.24	32.23	1.26	1.26	1.26	0.62	79,674	21
12-31-18	21.52	0.12		(3.67)	(3.55)	0.17	—	—	0.17	—	17.80	(16.58)	1.26	1.26	1.26	0.53	61,663	21
Class S
12-31-22	22.86	0.01	•	(6.06)	(6.05)	—	5.04	—	5.04	—	11.77	(26.11)	1.51	1.51	1.51	0.10	205,544	18
12-31-21	27.35	(0.17	)•	(2.34)	(2.51)	—	1.98	—	1.98	—	22.86	(10.00)	1.51	1.51	1.51	(0.64)	320,977	25
12-31-20	22.08	(0.10	)•	6.94	6.84	0.08	1.49	—	1.57	—	27.35	33.23	1.50	1.50	1.50	(0.45)	411,371	22
12-31-19	17.70	0.08		5.48	5.56	0.00 *	1.18	—	1.18	—	22.08	31.91	1.51	1.51	1.51	0.38	370,441	21
12-31-18	21.40	0.05	•	(3.63)	(3.58)	0.12	—	—	0.12	—	17.70	(16.81)	1.51	1.51	1.51	0.27	319,682	21
Class S2
12-31-22	22.50	(0.01	)•	(5.97)	(5.98)	—	5.04	—	5.04	—	11.48	(26.23)	1.66	1.66	1.66	(0.06)	6,126	18
12-31-21	26.98	(0.20	)•	(2.30)	(2.50)	—	1.98	—	1.98	—	22.50	(10.11)	1.66	1.66	1.66	(0.79)	10,071	25
12-31-20	21.80	(0.13	)•	6.85	6.72	0.05	1.49	—	1.54	—	26.98	33.03	1.65	1.65	1.65	(0.60)	13,424	22
12-31-19	17.52	0.05		5.41	5.46	—	1.18	—	1.18	—	21.80	31.64	1.66	1.66	1.66	0.24	11,567	21
12-31-18	21.17	0.04		(3.61)	(3.57)	0.08	—	—	0.08	—	17.52	(16.92)	1.66	1.66	1.66	0.12	10,587	21
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-22	18.19	0.02	•	(3.31)	(3.29)	0.05	1.49	—	1.54	—	13.36	(17.90)	1.58	1.55	1.55	0.16	103,692	14
12-31-21	16.52	0.03	•	3.34	3.37	0.09	1.61	—	1.70	—	18.19	21.26	1.57	1.54	1.54	0.18	138,475	11
12-31-20	16.06	0.06		1.86	1.92	0.09	1.37	—	1.46	—	16.52	12.87	1.57	1.54	1.54	0.40	120,606	16
12-31-19	14.01	0.06		3.89	3.95	0.10	1.80	—	1.90	—	16.06	28.89	1.57	1.54	1.54	0.48	110,093	16
12-31-18	16.98	0.07		(0.23)	(0.16)	0.14	2.67	—	2.81	—	14.01	(2.07)	1.57	1.54	1.54	0.47	78,112	27

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class R6
12-31-22	19.98	0.12	•	(3.64)	(3.52)	0.16	1.49	—	1.65	—	14.81	(17.43)	0.98	0.95	0.95	0.77	1,673	14
12-31-21	17.97	0.15	•	3.65	3.80	0.18	1.61	—	1.79	—	19.98	22.01	0.97	0.94	0.94	0.79	1,828	11
12-31-20	17.33	0.17	•	2.01	2.18	0.17	1.37	—	1.54	—	17.97	13.55	0.97	0.94	0.94	0.98	1,301	16
12-31-19	14.97	0.18	•	4.17	4.35	0.19	1.80	—	1.99	—	17.33	29.74	0.97	0.94	0.94	1.07	635	16
12-31-18	17.96	0.19	•	(0.27)	(0.08)	0.24	2.67	—	2.91	—	14.97	(1.51)	0.97	0.94	0.94	1.14	84	27
Class S
12-31-22	20.02	0.08	•	(3.64)	(3.56)	0.10	1.49	—	1.59	—	14.87	(17.58)	1.23	1.20	1.20	0.51	185,295	14
12-31-21	18.01	0.10	•	3.65	3.75	0.13	1.61	—	1.74	—	20.02	21.66	1.22	1.19	1.19	0.52	260,008	11
12-31-20	17.36	0.14		2.01	2.15	0.13	1.37	—	1.50	—	18.01	13.28	1.22	1.19	1.19	0.74	260,901	16
12-31-19	15.00	0.14	•	4.16	4.30	0.14	1.80	—	1.94	—	17.36	29.34	1.22	1.19	1.19	0.82	266,633	16
12-31-18	17.97	0.14	•	(0.25)	(0.11)	0.19	2.67	—	2.86	—	15.00	(1.69)	1.22	1.19	1.19	0.81	243,512	27
Class S2
12-31-22	19.77	0.06	•	(3.60)	(3.54)	0.07	1.49	—	1.56	—	14.67	(17.72)	1.38	1.35	1.35	0.36	28,024	14
12-31-21	17.80	0.07	•	3.61	3.68	0.10	1.61	—	1.71	—	19.77	21.53	1.37	1.34	1.34	0.37	40,135	11
12-31-20	17.18	0.11		1.98	2.09	0.10	1.37	—	1.47	—	17.80	13.06	1.37	1.34	1.34	0.60	38,585	16
12-31-19	14.86	0.11	•	4.13	4.24	0.12	1.80	—	1.92	—	17.18	29.15	1.37	1.34	1.34	0.67	38,888	16
12-31-18	17.83	0.12		(0.26)	(0.14)	0.16	2.67	—	2.83	—	14.86	(1.89)	1.37	1.34	1.34	0.66	35,431	27
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-22	30.88	0.25	•	(4.19)	(3.94)	0.26	3.68	—	3.94	—	23.00	(12.47)	1.24	1.24	1.24	0.95	1,586,695	90
12-31-21	29.91	0.14	•	4.98	5.12	0.16	3.99	—	4.16	—	30.88	17.97	1.24	1.24	1.24	0.47	1,891,868	58
12-31-20	27.98	0.20	•	4.33	4.53	0.29	2.31	—	2.60	—	29.91	17.54	1.24	1.24	1.24	0.71	1,555,873	98
12-31-19	24.10	0.25		5.46	5.71	0.34	1.49	—	1.83	—	27.98	23.99	1.24	1.24	1.24	1.02	1,353,246	53
12-31-18	26.53	0.48		(0.36)	0.12	0.50	2.05	—	2.55	—	24.10	0.10	1.24	1.24	1.24	1.94	990,787	75
Class I
12-31-22	32.96	0.44	•	(4.48)	(4.04)	0.41	3.68	—	4.09	—	24.83	(11.96)	0.64	0.64	0.64	1.57	1,447,933	90
12-31-21	31.64	0.35	•	5.29	5.64	0.33	3.99	—	4.32	—	32.96	18.67	0.64	0.64	0.64	1.07	1,553,598	58
12-31-20	29.41	0.38	•	4.61	4.99	0.45	2.31	—	2.76	—	31.64	18.28	0.64	0.64	0.64	1.31	1,280,224	98
12-31-19	25.23	0.43		5.73	6.16	0.49	1.49	—	1.98	—	29.41	24.71	0.64	0.64	0.64	1.62	1,673,642	53
12-31-18	27.64	0.67		(0.38)	0.29	0.65	2.05	—	2.70	—	25.23	0.74	0.64	0.64	0.64	2.57	1,245,366	75
Class R6
12-31-22	32.98	0.44	•	(4.48)	(4.04)	0.41	3.68	—	4.09	—	24.85	(11.96)	0.64	0.64	0.64	1.55	525,750	90
12-31-21	31.66	0.35	•	5.29	5.64	0.33	3.99	—	4.32	—	32.98	18.66	0.64	0.64	0.64	1.07	620,373	58
12-31-20	29.43	0.38	•	4.61	4.99	0.45	2.31	—	2.76	—	31.66	18.27	0.64	0.64	0.64	1.30	542,043	98
12-31-19	25.24	0.46	•	5.71	6.17	0.49	1.49	—	1.98	—	29.43	24.74	0.64	0.64	0.64	1.62	181,835	53
12-31-18	27.66	0.70	•	(0.42)	0.28	0.65	2.05	—	2.70	—	25.24	0.70	0.64	0.64	0.64	2.57	94,159	75
Class S
12-31-22	32.96	0.36	•	(4.47)	(4.11)	0.34	3.68	—	4.02	—	24.83	(12.18)	0.89	0.89	0.89	1.30	3,757,937	90
12-31-21	31.64	0.27	•	5.29	5.56	0.25	3.99	—	4.24	—	32.96	18.40	0.89	0.89	0.89	0.82	4,700,019	58
12-31-20	29.42	0.32		4.59	4.91	0.38	2.31	—	2.69	—	31.64	17.97	0.89	0.89	0.89	1.06	4,426,278	98
12-31-19	25.25	0.39	•	5.69	6.08	0.42	1.49	—	1.91	—	29.42	24.36	0.89	0.89	0.89	1.37	4,163,308	53
12-31-18	27.65	0.63	•	(0.40)	0.23	0.58	2.05	—	2.63	—	25.25	0.51	0.89	0.89	0.89	2.29	3,640,431	75
Class S2
12-31-22	32.63	0.32	•	(4.43)	(4.11)	0.29	3.68	—	3.97	—	24.55	(12.30)	1.04	1.04	1.04	1.14	53,434	90
12-31-21	31.37	0.22	•	5.23	5.45	0.20	3.99	—	4.19	—	32.63	18.19	1.04	1.04	1.04	0.67	71,364	58
12-31-20	29.19	0.28		4.54	4.82	0.33	2.31	—	2.64	—	31.37	17.82	1.04	1.04	1.04	0.91	70,966	98
12-31-19	25.06	0.34	•	5.65	5.99	0.37	1.49	—	1.86	—	29.19	24.19	1.04	1.04	1.04	1.22	73,222	53
12-31-18	27.47	0.58	•	(0.40)	0.18	0.54	2.05	—	2.59	—	25.06	0.33	1.04	1.04	1.04	2.13	68,741	75

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-22	11.48	0.16	•	(0.67)	(0.51)	0.17	1.16	—	1.33	—	9.64	(3.85)		1.24	1.21		1.21	1.57		60,127	18
12-31-21	9.46	0.12	•	2.23	2.35	0.14	0.19	—	0.33	—	11.48	24.97		1.24	1.21		1.21	1.12		58,287	19
12-31-20	9.97	0.17		(0.19)	(0.02)	0.37	0.12	—	0.49	—	9.46	0.64		1.24	1.21		1.21	1.87		47,110	25
12-31-19	10.74	0.21	•	2.42	2.63	0.26	3.14	—	3.40	—	9.97	25.93		1.24	1.21		1.21	1.82		51,293	17
12-31-18	14.34	0.23		(1.38)	(1.15)	0.23	2.22	—	2.45	—	10.74	(9.69	)(a)	1.24	1.09	(b)	1.09	1.80	(c)	43,287	16
Class I
12-31-22	11.78	0.23	•	(0.69)	(0.46)	0.22	1.16	—	1.38	—	9.94	(3.22)		0.64	0.61		0.61	2.14		67,596	18
12-31-21	9.70	0.19	•	2.29	2.48	0.21	0.19	—	0.40	—	11.78	25.66		0.64	0.61		0.61	1.71		73,572	19
12-31-20	10.27	0.23		(0.20)	0.03	0.48	0.12	—	0.60	—	9.70	1.27		0.64	0.61		0.61	2.47		77,346	25
12-31-19	10.97	0.29	•	2.47	2.76	0.32	3.14	—	3.46	—	10.27	26.66		0.64	0.61		0.61	2.42		81,596	17
12-31-18	14.59	0.31		(1.41)	(1.10)	0.30	2.22	—	2.52	—	10.97	(9.09	)(a)	0.64	0.49	(b)	0.49	2.40	(c)	82,300	16
Class S
12-31-22	11.96	0.21	•	(0.69)	(0.48)	0.20	1.16	—	1.36	—	10.12	(3.41)		0.89	0.86		0.86	1.88		141,080	18
12-31-21	9.85	0.17	•	2.31	2.48	0.18	0.19	—	0.37	—	11.96	25.27		0.89	0.86		0.86	1.47		158,847	19
12-31-20	10.31	0.22		(0.20)	0.02	0.36	0.12	—	0.48	—	9.85	0.95		0.89	0.86		0.86	2.22		141,486	25
12-31-19	11.00	0.25	•	2.50	2.75	0.30	3.14	—	3.44	—	10.31	26.42		0.89	0.86		0.86	2.13		161,388	17
12-31-18	14.62	0.29		(1.42)	(1.13)	0.27	2.22	—	2.49	—	11.00	(9.32	)(a)	0.89	0.74	(b)	0.74	2.15	(c)	541,914	16
Class S2
12-31-22	11.59	0.18	•	(0.67)	(0.49)	0.18	1.16	—	1.34	—	9.76	(3.57)		1.04	1.01		1.01	1.73		76,937	18
12-31-21	9.55	0.14	•	2.26	2.40	0.17	0.19	—	0.36	—	11.59	25.15		1.04	1.01		1.01	1.32		88,637	19
12-31-20	10.07	0.20		(0.20)	0.00 *	0.40	0.12	—	0.52	—	9.55	0.85		1.04	1.01		1.01	2.07		80,591	25
12-31-19	10.82	0.23	•	2.44	2.67	0.28	3.14	—	3.42	—	10.07	26.13		1.04	1.01		1.01	2.01		90,172	17
12-31-18	14.42	0.26		(1.39)	(1.13)	0.25	2.22	—	2.47	—	10.82	(9.45	)(a)	1.04	0.89	(b)	0.89	2.00	(c)	91,924	16

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(a)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, total return for VY® T.Rowe Price Equity Income Portfolio would have been (9.84)%, (9.24)%, (9.47)% and (9.60)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, the net expense ratios for VY® T.Rowe Price Equity Income Portfolio would have been 1.23%, 0.63%, 0.88% and 1.03% for Class ADV, I, S and S2, respectively.
(c)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, the net investment income ratios for VY® T.Rowe Price Equity Income Portfolio would have been 1.65%, 2.25%, 2.00% and 1.85% for Classes ADV, I, S and S2, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-one active separate investment series. The seven series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® CBRE Global Real Estate Portfolio (“CBRE Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), and VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus. Prior to May 1, 2022, VY® CBRE Global Real Estate Portfolio was known as VY® Clarion Global Real Estate Portfolio.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. CBRE Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If CBRE Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Government Liquid Assets. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2022, the maximum amount of loss that Invesco Growth and Income would incur if its counterparties failed to perform would be $167,548 which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2022. There was no collateral pledged by any counterparty at December 31, 2022 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2022, Invesco Growth and Income and T. Rowe Price Capital Appreciation had a liability position of $29,202 and $11,096,460, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2022, each Portfolio could have been required to pay these amounts in cash to its counterparties. There was no cash collateral pledged by any Portfolio as of December 31, 2022.

H. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2022, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for Invesco Growth and Income for open forward foreign currency contracts at December 31, 2022. There were no open forward foreign currency contracts for CBRE Global Real Estate at December 31, 2022.

	Purchased	Sold
CBRE Global Real Estate	$72,601	$—
Invesco Growth and Income	4,177,941	18,465,489

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of each Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Portfolios did not enter into any futures contracts for the year ended December 31, 2022.

I. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2022, T. Rowe Price Capital Appreciation had written equity options with an average notional value of $711,936,226 to generate income. Please refer to the tables within the Portfolio of Investments for open written equity options at December 31, 2022. At December 31, 2022, T. Rowe Price Capital Appreciation had pledged securities fair valued at $69,177,600 for open written call options and these are footnoted within the Portfolio of Investments.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2022.

K. Securities Lending. Each Portfolio may temporarily loan up to 33⅓% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
CBRE Global Real Estate	$171,428,196	$179,561,163
Invesco Growth and Income	74,758,607	98,776,946
JPMorgan Emerging Markets Equity	63,432,245	87,682,234
Morgan Stanley Global Franchise	48,579,252	91,876,967
T. Rowe Price Capital Appreciation	5,220,782,871	5,914,213,639
T. Rowe Price Equity Income	63,945,532	75,963,266

U.S. government securities not included above were as follows:

	Purchases	Sales
T. Rowe Price Capital Appreciation	$1,506,893,711	$795,653,979

NOTE 4 — INVESTMENT MANAGEMENT FEES

CBRE Global Real Estate has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
CBRE Global Real Estate(1)	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million

(1)	The Investment Adviser is contractually obligated to waive 0.033% of the management fee for CBRE Global Real Estate. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

With the exception of the Portfolio in the table above, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(2)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise(3)	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income,(3) T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(3)(4)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(2)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.
(3)	The Investment Adviser is contractually obligated to waive 0.026%, 0.030% and 0.030% of the Unified Fee for Morgan Stanley Global Franchise, T. Rowe Price Equity Income and Invesco Growth and Income, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.
(4)	The assets of Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income are aggregated with those of VY® CBRE Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to the respective Portfolios.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC
CBRE Global Real Estate	CBRE Investment Management Listed Real Assets LLC(1)
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.

(1)	Previously known as CBRE Clarion Securities LLC.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and Unified Fee, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero through May 1, 2023. There is no guarantee that the Portfolio will maintain such a yield. Unified Fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2022, the Distributor waived $893,537 of class specific distribution and shareholder servicing fees and the Investment Adviser waived $405,964 of Unified Fees and/or certain expenses to assist the Portfolio in maintaining a yield of not less than zero. The class specific waivers were comprised of the following amounts:

	Distribution Fee	Shareholder Servicing Fee
Class S	$—	$269,690
Class S2	235,859	387,988

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of year the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
	2023	2024	2025	Total
Government Liquid Assets	$1,091,693	$2,048,789	$405,964	$3,546,446

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	Invesco Growth and Income	5.09%
Company	T. Rowe Price Equity Income	6.98
Security Life of Denver	CBRE Global Real Estate	6.31
Insurance Company	JPMorgan Emerging Markets Equity	9.45
	T. Rowe Price Equity Income	9.17
Voya Institutional Trust	Government Liquid Assets	61.19
Company	CBRE Global Real Estate	11.68
	Invesco Growth and Income	5.53
	JPMorgan Emerging Markets Equity	13.62
	Morgan Stanley Global Franchise	34.89
	T. Rowe Price Capital Appreciation	32.53
	T. Rowe Price Equity Income	42.04
Voya Retirement	CBRE Global Real Estate	39.21
Insurance and Annuity	Invesco Growth and Income	21.16
Company	JPMorgan Emerging Markets Equity	16.48
	T. Rowe Price Capital Appreciation	32.44
	T. Rowe Price Equity Income	41.70

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

CBRE Global Real Estate may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by the Portfolio were as follows:

Portfolio	Amount
CBRE Global Real Estate	$229,254

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the below Portfolio, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
CBRE Global Real Estate	1.50%	0.90%	1.15%	1.30%

With the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2023	2024	2025	Total
CBRE Global Real Estate	$332,373	$342,083	$338,144	$1,012,600

The Expense Limitation Agreement is contractual through May 1, 2023, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2022 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
CBRE Global Real Estate	1	$3,628,000	1.33%
JPMorgan Emerging Markets Equity	12	705,917	3.06
T. Rowe Price Capital Appreciation	1	3,947,000	1.33

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2022	58,683,440	—	1,154,963	(32,586,842)	27,251,561	58,683,440	—	1,154,963	(32,586,842)	27,251,561
12/31/2021	23,190,070	—	16,647	(36,870,033)	(13,663,316)	23,190,070	—	16,647	(36,870,033)	(13,663,316)
Class S
12/31/2022	88,694,297	—	4,310,529	(91,379,556)	1,625,270	88,694,297	—	4,310,529	(91,379,555)	1,625,271
12/31/2021	97,462,266	—	102,429	(152,272,917)	(54,708,222)	97,462,266	—	102,429	(152,272,917)	(54,708,222)
Class S2
12/31/2022	248,074,293	—	7,333,972	(83,413,053)	171,995,212	248,074,293	—	7,333,972	(83,413,053)	171,995,212
12/31/2021	86,508,479	—	141,054	(176,345,448)	(89,695,915)	86,508,479	—	141,054	(176,345,448)	(89,695,915)
CBRE Global Real Estate
Class ADV
12/31/2022	48,123	—	103,711	(234,182)	(82,348)	508,230	—	977,993	(2,522,608)	(1,036,385)
12/31/2021	36,402	—	31,148	(246,757)	(179,207)	440,881	—	377,513	(2,969,373)	(2,150,979)
Class I
12/31/2022	846,182	—	895,886	(816,542)	925,526	9,353,912	—	8,681,137	(9,043,174)	8,991,875
12/31/2021	870,641	—	263,545	(1,391,609)	(257,423)	10,351,322	—	3,281,141	(17,034,398)	(3,401,935)
Class S
12/31/2022	271,475	—	607,543	(1,152,568)	(273,550)	3,033,874	—	5,868,869	(12,888,605)	(3,985,862)
12/31/2021	400,678	—	190,423	(1,480,173)	(889,072)	5,035,135	—	2,361,249	(17,946,886)	(10,550,502)
Class S2
12/31/2022	369	—	6,678	(5,151)	1,896	3,721	—	65,243	(56,017)	12,947
12/31/2021	8,920	—	1,732	(12,413)	(1,761)	117,249	—	21,700	(149,380)	(10,431)
Invesco Growth and Income
Class ADV
12/31/2022	97,794	—	133,086	(148,611)	82,269	2,486,982	—	2,532,628	(3,360,859)	1,658,751
12/31/2021	93,633	—	7,922	(155,021)	(53,466)	2,283,226	—	192,270	(3,740,417)	(1,264,921)
Class I
12/31/2022	347,318	—	315,341	(223,524)	439,135	8,133,362	—	6,070,318	(5,009,932)	9,193,748
12/31/2021	257,685	—	24,200	(189,580)	92,305	6,267,142	—	593,144	(4,677,696)	2,182,590
Class S
12/31/2022	682,248	—	2,437,184	(1,819,344)	1,300,088	17,172,383	—	47,695,696	(43,303,492)	21,564,587
12/31/2021	811,169	—	189,312	(2,391,268)	(1,390,787)	20,227,445	—	4,704,412	(59,053,401)	(34,121,544)
Class S2
12/31/2022	30,684	—	157,361	(155,607)	32,438	661,296	—	3,043,369	(3,667,599)	37,066
12/31/2021	23,460	—	12,375	(248,583)	(212,748)	581,301	—	304,187	(6,070,340)	(5,184,852)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2022	204,432	—	1,156,885	(403,642)	957,675	2,895,615	—	12,228,273	(5,688,494)	9,435,394
12/31/2021	398,659	—	190,433	(324,566)	264,526	10,209,266	—	4,625,629	(8,016,811)	6,818,084
Class I
12/31/2022	461,106	—	1,518,558	(465,860)	1,513,804	7,188,446	—	17,903,798	(7,103,612)	17,988,632
12/31/2021	473,196	—	249,445	(640,202)	82,439	12,725,273	—	6,493,054	(17,402,497)	1,815,830
Class S
12/31/2022	499,166	—	5,654,168	(2,731,854)	3,421,480	7,506,106	—	65,531,812	(41,129,101)	31,908,817
12/31/2021	810,713	—	1,084,813	(2,897,162)	(1,001,636)	20,975,903	—	27,977,315	(75,127,105)	(26,173,887)
Class S2
12/31/2022	16,907	—	175,481	(106,389)	85,999	242,271	—	1,984,692	(1,644,298)	582,665
12/31/2021	20,594	—	35,772	(106,192)	(49,826)	513,458	—	908,609	(2,730,182)	(1,308,115)
Morgan Stanley Global Franchise
Class ADV
12/31/2022	181,629	—	858,383	(891,765)	148,247	2,734,362	—	11,201,899	(13,031,104)	905,157
12/31/2021	362,182	—	734,983	(785,409)	311,756	6,143,775	—	12,325,665	(13,504,448)	4,964,992
Class R6
12/31/2022	21,375	—	10,843	(10,774)	21,444	351,260	—	156,463	(193,746)	313,977
12/31/2021	23,034	—	7,784	(11,744)	19,074	421,413	—	142,984	(218,243)	346,154
Class S
12/31/2022	198,478	—	1,316,493	(2,037,343)	(522,372)	3,425,143	—	19,089,147	(32,986,792)	(10,472,502)
12/31/2021	111,714	—	1,246,962	(2,860,955)	(1,502,279)	2,083,227	—	22,981,508	(53,664,794)	(28,600,059)
Class S2
12/31/2022	21,231	—	201,985	(342,688)	(119,472)	344,971	—	2,892,423	(5,513,107)	(2,275,713)
12/31/2021	15,867	—	189,890	(342,983)	(137,226)	295,041	—	3,457,895	(6,381,557)	(2,628,621)

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2022	1,563,275	—	10,500,765	(4,343,343)	7,720,697	41,800,112	—	238,416,391	(111,868,483)	168,348,020
12/31/2021	3,907,585	—	7,606,265	(2,263,017)	9,250,833	120,879,451	—	222,578,297	(69,340,875)	274,116,873
Class I
12/31/2022	6,133,931	—	8,442,815	(3,408,197)	11,168,549	178,999,158	—	207,448,890	(93,964,163)	292,483,885
12/31/2021	3,638,741	—	5,781,019	(2,746,988)	6,672,772	118,764,330	—	181,327,758	(88,908,320)	211,183,768
Class R6
12/31/2022	2,142,625	—	3,076,026	(2,874,236)	2,344,415	59,347,637	—	75,642,708	(81,754,844)	53,235,501
12/31/2021	2,158,514	—	2,367,244	(2,838,265)	1,687,493	70,531,505	—	74,289,334	(92,862,424)	51,958,415
Class S
12/31/2022	1,813,408	—	22,309,280	(15,402,409)	8,720,279	51,653,705	—	547,342,082	(434,323,812)	164,671,975
12/31/2021	1,754,026	—	17,982,319	(17,005,161)	2,731,184	57,374,711	—	562,658,520	(555,142,856)	64,890,375
Class S2
12/31/2022	85,450	—	337,378	(433,403)	(10,575)	2,382,889	—	8,176,336	(11,788,056)	(1,228,831)
12/31/2021	96,357	—	282,378	(453,978)	(75,243)	3,180,748	—	8,732,930	(14,775,574)	(2,861,896)
T. Rowe Price Equity Income
Class ADV
12/31/2022	1,104,063	—	801,678	(749,188)	1,156,553	11,967,603	—	7,419,583	(7,637,893)	11,749,293
12/31/2021	1,114,789	—	154,753	(1,171,214)	98,328	12,227,521	—	1,725,809	(12,810,997)	1,142,333
Class I
12/31/2022	1,031,137	—	895,243	(1,371,622)	554,758	11,217,430	—	8,572,897	(14,670,129)	5,120,198
12/31/2021	715,388	—	213,445	(2,660,105)	(1,731,272)	7,970,005	—	2,459,976	(29,890,253)	(19,460,272)
Class S
12/31/2022	595,071	—	1,818,791	(1,749,374)	664,488	6,828,594	—	17,697,150	(19,137,969)	5,387,775
12/31/2021	474,787	—	423,645	(1,993,772)	(1,095,340)	5,432,775	—	4,945,637	(22,283,889)	(11,905,477)
Class S2
12/31/2022	201,086	—	1,045,669	(1,009,295)	237,460	2,242,508	—	9,805,856	(10,824,432)	1,223,932
12/31/2021	67,166	—	240,652	(1,101,605)	(793,787)	727,963	—	2,717,084	(12,071,420)	(8,626,373)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:

CBRE Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$968,750	$(968,750)	$—
National Bank of Canada Financial Inc	162,016	(162,016)	—
Nomura Securities International, Inc.	569,983	(569,983)	—
TD Prime Services LLC	775,034	(775,034)	—
Total	$2,475,783	$(2,475,783)	$—

(1)	Cash collateral with a fair value of $2,567,840 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
TD Prime Services LLC	$359,594	$(359,594)	$—
Wells Fargo Bank NA	19,822	(19,822)	—
Total	$379,416	$(379,416)	$—

(1)	Collateral with a fair value of $399,649 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$7,039,369	$(7,039,369)	$—
Barclays Capital Inc.	1,847,551	(1,847,551)	—
BMO Capital Markets Corp	75,533	(75,533)	—
BNP Paribas	972,999	(972,999)	—
BNP Paribas Prime Brokerage Intl Ltd	2,931,419	(2,931,419)	—
BofA Securities Inc	4,190,549	(4,190,549)	—
Citadel Clearing LLC	13,373,018	(13,373,018)	—
Cowen Excecution Services LLC	405,769	(405,769)	—
Deutsche Bank Securities Inc.	207,833	(207,833)	—
Goldman, Sachs & Co. LLC	613,214	(613,214)	—
J.P. Morgan Securities LLC	8,506,454	(8,506,454)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Mizuho Securities USA LLC.	$685,265	$(685,265)	$—
Morgan Stanley & Co. LLC	639,070	(639,070)	—
Nomura Securities International, Inc.	7,404,254	(7,404,254)	—
RBC Capital Markets, LLC	6,383,944	(6,383,944)	—
RBC Dominion Securities Inc	18,190	(18,190)	—
TD Securities INC	2,570,382	(2,570,382)	—
Truist Securities INC	180,360	(180,360)	—
UBS AG	68,748	(68,748)	—
UBS Securities LLC.	1,038,351	(1,038,351)	—
Wells Fargo Securities LLC	443,355	(443,355)	—
Total	$59,595,627	$(59,595,627)	$—

(1)	Cash collateral with a fair value of $61,349,197 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$2,380,903	$(2,380,903)	$—
Goldman, Sachs & Co. LLC	12,319,145	(12,319,145)	—
J.P. Morgan Securities LLC	235,753	(235,753)	—
TD Prime Services LLC	333,363	(333,363)	—
Total	$15,269,164	$(15,269,164)	$—

(1)	Cash collateral with a fair value of $15,590,713 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31, 2022, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Loan Commitment*
Athenahealth, Inc. 2022 Term Loan	$3,429,348

*	The unrealized appreciation/(depreciation) on these commitments as of December 31, 2022 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 12 — FEDERAL INCOME TAXES NOTE

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs), capital loss carryforwards, wash sale deferrals and de minimis distributions in excess of net investment income.

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES NOTE (continued)

The following permanent tax differences have been reclassified as of December 31, 2022:

	Paid-in Capital	Distributable Earnings
Government Liquid Assets	$(14,574)	$14,574

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$12,799,464	$—	$260,130	$—
CBRE Global Real Estate	6,868,125	8,725,117	6,041,603	—
Invesco Growth and Income	9,856,260	49,485,751	5,794,013	—
JPMorgan Emerging Markets Equity	—	97,648,575	1,437,832	38,566,775
Morgan Stanley Global Franchise	2,051,533	31,288,399	3,006,032	35,902,020
T. Rowe Price Capital Appreciation	366,382,363	710,644,044	308,314,113	741,272,726
T. Rowe Price Equity Income	10,037,507	33,457,979	5,696,840	6,151,666

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards				Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration	Other	Earnings/(Loss)
Government Liquid Assets	$—	$—	$(284)	$(230,253)	Short-term	None	$—	$(230,593)
				(56)	Long-term	None
				$(230,309)
CBRE Global Real Estate	3,431,510	1,752,385	1,174,819					6,358,714
Invesco Growth and Income	6,997,709	25,671,237	61,267,323	—	—	—	—	93,936,269
JPMorgan Emerging Markets Equity	5,214,821	—	26,082,924	(12,530,116)	Short-term	None	(1,829,616)	8,039,681
				(8,898,332)	Long-term	None
				$(21,428,448)
Morgan Stanley Global Franchise	1,276,382	25,544,921	68,935,526	—	—	—	—	95,756,829
T. Rowe Price Capital Appreciation	7,475,713	774,676,109	(266,415,988)	—	—	—	—	515,735,834
T. Rowe Price Equity Income	769,374	19,053,715	64,945,679	—	—	—	—	84,768,768

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 14 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2022, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
Class I	$0.0035	February 1, 2023	Daily
Class S	$0.0033	February 1, 2023	Daily
Class S2	$0.0032	February 1, 2023	Daily

On January 11, 2023, the Board approved a new non-recoupable side letter expense limit agreement with respect to JPMorgan Emerging Markets Equity. Effective January 1, 2023 through May 1, 2024, the new side letter expense limits are 1.81%, 1.21%, 1.46%, and 1.61% for Class ADV, Class I, Class S, and Class S2, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

49

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY DEBT: 50.3%
17,000,000	Federal Farm Credit Banks Funding Corp., 4.710%, (FEDL01 + 0.380%), 05/11/2023	$17,020,585	1.7
84,000,000	Federal Home Loan Bank Discount Notes, 4.230%, 03/10/2023	83,301,791	8.3
130,000,000	Federal Home Loan Bank Discount Notes, 4.290%, 02/08/2023	129,423,244	12.8
5,000,000	Federal Home Loan Bank Discount Notes, 4.336%, 02/10/2023	4,976,389	0.5
28,000,000	Federal Home Loan Bank Discount Notes, 4.492%, 03/03/2023	27,792,193	2.8
29,000,000	Federal Home Loan Bank Discount Notes, 4.499%, 03/23/2023	28,714,857	2.8
11,000,000	Federal Home Loan Bank Discount Notes, 4.521%, 03/08/2023	10,911,065	1.1
122,000,000	Federal Home Loan Bank Discount Notes, 4.540%, 03/15/2023	120,904,676	12.0
3,800,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 01/10/2023	3,799,980	0.4
10,300,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 01/11/2023	10,299,940	1.0
56,000,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 03/24/2023	56,000,000	5.5
14,250,000	Federal Home Loan Banks, 4.330%, (SOFRRATE + 0.030%), 04/14/2023	14,250,000	1.4
	Total U.S. Government Agency Debt (Cost $507,394,720)	507,394,720	50.3

U.S. TREASURY DEBT: 24.9%
251,000,000	United States Treasury Floating Rate Note, 4.432%, (USBMMY3M + 0.034%), 04/30/2023	251,187,551	24.9
	Total U.S. Treasury Debt (Cost $251,187,551)	251,187,551	24.9
Principal Amount†		Value	Percentage of Net Assets

U.S. TREASURY REPURCHASE AGREEMENT: 20.5%
207,599,000	Deutsche Bank Repurchase Agreement dated 12/30/22, 4.250%, due 01/03/23, $207,697,033 to be received upon repurchase (Collateralized by $194,013,800, U.S. Treasury Note, 0.125%–0.500%, Market Value plus accrued interest $211,751,005 due 4/15/24-1/15/32), 4.250%, 01/03/2023	$207,599,000	20.5
	Total U.S. Treasury Repurchase Agreement (Cost $207,599,000)	207,599,000	20.5

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 1.4%
14,000,000	(1)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 4.143%, 10/03/22	14,000,000	1.4
		Total Investment Companies (Cost $14,000,000)	14,000,000	1.4
		Total Investments in Securities (Cost $980,181,271)	$980,181,271	97.1
		Assets in Excess of Other Liabilities	29,089,147	2.9
		Net Assets	$1,009,270,418	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:

FEDL01	Federal Funds Effective Rate
SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yiel

See Accompanying Notes to Financial Statements

50

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$507,394,720	$—	$507,394,720
Investment Companies	14,000,000	—	—	14,000,000
U.S. Treasury Debt	—	251,187,551	—	251,187,551
U.S. Treasury Repurchase Agreement	—	207,599,000	—	207,599,000
Total Investments, at fair value	$14,000,000	$966,181,271	$—	$980,181,271

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31,2022:

Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$207,599,000	$(207,599,000)	$—
Totals	$207,599,000	$(207,599,000)	$—

(1)	Collateral with a fair value of $211,751,005 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $980,181,555.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(284)
Net Unrealized Depreciation	$(284)

See Accompanying Notes to Financial Statements

51

VY® CBRE GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Australia: 3.4%
152,814		Goodman Group	$1,797,150	1.1
229,536		Ingenia Communities Group	694,584	0.4
491,033		Rural Funds Group	805,996	0.5
1,187,623		Scentre Group	2,311,783	1.4
			5,609,513	3.4

		Austria: 0.5%
27,578		CA Immobilien Anlagen AG	832,659	0.5

		Belgium: 2.2%
11,115		Aedifica SA	904,403	0.6
11,458		Cofinimmo	1,026,079	0.6
13,103		Shurgard Self Storage SA	600,829	0.4
36,033		Warehouses De Pauw CVA	1,032,226	0.6
			3,563,537	2.2

		Canada: 4.5%
20,755		Boardwalk Real Estate Investment Trust	757,696	0.4
102,406	(1)	Chartwell Retirement Residences	638,336	0.4
105,482		First Capital Real Estate Investment Trust	1,309,566	0.8
142,622		H&R Real Estate Investment Trust	1,275,593	0.8
41,571		Killam Apartment Real Estate Investment Trust	497,685	0.3
123,862		RioCan Real Estate Investment Trust	1,932,942	1.2
135,433	(1)	Tricon Residential, Inc.	1,044,188	0.6
			7,456,006	4.5

		France: 3.0%
18,050		ICADE	778,507	0.5
84,804		Klepierre SA	1,957,322	1.2
58,073		Mercialys SA	607,610	0.3
31,837	(2)	Unibail-Rodamco-Westfield	1,664,311	1.0
			5,007,750	3.0

		Hong Kong: 6.2%
944,940		Hang Lung Properties Ltd.	1,840,753	1.1
84,238		Kerry Properties Ltd.	182,749	0.1
674,587		Link REIT	4,936,183	3.0
579,409		Sino Land Co.	722,689	0.5
182,700		Sun Hung Kai Properties Ltd.	2,495,567	1.5
			10,177,941	6.2

		Japan: 10.2%
426		Activia Properties, Inc.	1,335,457	0.8
700		AEON REIT Investment Corp.	821,527	0.5
1,396		GLP J-Reit	1,607,743	1.0
338		Hulic Reit, Inc.	420,978	0.2
3,547		Japan Hotel REIT Investment Corp.	2,086,005	1.3
3,128		Japan Metropolitan Fund Invest	2,488,368	1.5
249		Kenedix Retail REIT Corp.	481,561	0.3
1,886		LaSalle Logiport REIT	2,299,688	1.4
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
95,912		Mitsui Fudosan Co., Ltd.	$1,752,981	1.0
1,432		Orix JREIT, Inc.	2,031,511	1.2
334,755		Tokyu Fudosan Holdings Corp.	1,587,451	1.0
			16,913,270	10.2

		Netherlands: 0.5%
34,959		Eurocommercial Properties NV	846,924	0.5

		Singapore: 2.8%
1,078,217		CapLand Ascendas REIT	2,208,265	1.3
1,642,290		Frasers Logistics & Commercial Trust	1,421,951	0.9
1,841,000		Lendlease Global Commercial REIT	968,910	0.6
			4,599,126	2.8

		Spain: 0.9%
165,355		Merlin Properties Socimi SA	1,550,843	0.9

		Sweden: 1.0%
12,685		Catena AB	473,817	0.3
37,067		Hufvudstaden AB	527,658	0.3
55,861	(2)	Pandox AB	623,253	0.4
			1,624,728	1.0

		Switzerland: 0.8%
10,966		PSP Swiss Property AG	1,288,199	0.8

		United Kingdom: 3.3%
252,658		British Land Co. PLC	1,199,566	0.7
459,402		Grainger PLC	1,399,600	0.9
420,100		NewRiver REIT PLC	396,148	0.2
88,370		Safestore Holdings PLC	1,007,724	0.6
333,374		Target Healthcare REIT PLC	323,234	0.2
103,587		Unite Group PLC	1,136,427	0.7
			5,462,699	3.3

		United States: 59.9%
28,840		Alexandria Real Estate Equities, Inc.	4,201,123	2.5
29,403		Apartment Income REIT Corp.	1,008,817	0.6
44,951		Brixmor Property Group, Inc.	1,019,039	0.6
77,411		Broadstone Net Lease, Inc.	1,254,832	0.8
21,978		Camden Property Trust	2,458,899	1.5
93,091		CubeSmart	3,746,913	2.3
74,090		DiamondRock Hospitality Co.	606,797	0.4
32,984		Digital Realty Trust, Inc.	3,307,306	2.0
17,678		Equinix, Inc.	11,579,620	7.0
20,812		Essex Property Trust, Inc.	4,410,479	2.7
35,089		Four Corners Property Trust, Inc.	909,858	0.5
105,580		Host Hotels & Resorts, Inc.	1,694,559	1.0
61,131		Independence Realty Trust, Inc.	1,030,669	0.6
223,780		Invitation Homes, Inc.	6,632,839	4.0

See Accompanying Notes to Financial Statements

52

VY® CBRE GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
29,902		Iron Mountain, Inc.	$1,490,615	0.9
30,731		Kite Realty Group Trust	646,887	0.4
35,056		Life Storage, Inc.	3,453,016	2.1
15,064		Mid-America Apartment Communities, Inc.	2,364,897	1.4
63,912		National Retail Properties, Inc.	2,924,613	1.8
98,872		Park Hotels & Resorts, Inc.	1,165,701	0.7
85,065	(1)	Pebblebrook Hotel Trust	1,139,020	0.7
80,733		Piedmont Office Realty Trust, Inc.	740,321	0.4
137,093		ProLogis, Inc.	15,454,494	9.3
17,579		Public Storage, Inc.	4,925,460	3.0
96,558		Simon Property Group, Inc.	11,343,634	6.9
61,734		Spirit Realty Capital, Inc.	2,465,039	1.5
77,670		STAG Industrial, Inc.	2,509,518	1.5
115,786		Sunstone Hotel Investors, Inc.	1,118,493	0.7
67,900		Ventas, Inc.	3,058,895	1.8
43,807		Xenia Hotels & Resorts, Inc.	577,376	0.3
			99,239,729	59.9
		Total Common Stock (Cost $156,624,085)	164,172,924	99.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.0%
		Repurchase Agreements: 1.5%
567,840	(3)	Citibank N.A., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $568,108, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%–4.500%, Market Value plus accrued interest $579,682, due 04/15/25–11/01/51)	567,840	0.3
1,000,000	(3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%–4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.6
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreement: (continued)
1,000,000	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%–6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24–10/20/52)	$1,000,000	0.6
		Total Repurchase Agreements (Cost $2,567,840)	2,567,840	1.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.5%
806,179	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $806,179)	806,179	0.5

		Total Short-Term Investments (Cost $3,374,019)	3,374,019	2.0
		Total Investments in Securities (Cost $159,998,104)	$167,546,943	101.2
		Liabilities in Excess of Other Assets	(1,977,029)	(1.2)
		Net Assets	$165,569,914	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2022.

REIT Diversification	Percentage of Net Assets
Retail REITs	24.5%
Specialized REITs	18.9
Industrial REITs	17.1
Residential REITs	12.7
Hotel & Resort REITs	5.1
Diversified Real Estate Activities	4.8
Office REITs	4.1
Real Estate Operating Companies	4.1
Diversified REITs	4.0
Health Care REITs	3.1
Real Estate Development	0.4
Health Care Facilities	0.4
Assets in Excess of Other Liabilities*	0.8
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

53

VY® CBRE GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,609,513	$—	$5,609,513
Austria	—	832,659	—	832,659
Belgium	—	3,563,537	—	3,563,537
Canada	7,456,006	—	—	7,456,006
France	—	5,007,750	—	5,007,750
Hong Kong	—	10,177,941	—	10,177,941
Japan	—	16,913,270	—	16,913,270
Netherlands	—	846,924	—	846,924
Singapore	—	4,599,126	—	4,599,126
Spain	—	1,550,843	—	1,550,843
Sweden	—	1,624,728	—	1,624,728
Switzerland	—	1,288,199	—	1,288,199
United Kingdom	2,118,982	3,343,717	—	5,462,699
United States	99,239,729	—	—	99,239,729
Total Common Stock	108,814,717	55,358,207	—	164,172,924
Short-Term Investments	806,179	2,567,840	—	3,374,019
Total Investments, at fair value	$109,620,896	$57,926,047	$—	$167,546,943

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(32,684)
Total	$(32,684)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(145)
Total	$(145)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $166,358,464.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,826,603
Gross Unrealized Depreciation	(16,651,784)
Net Unrealized Appreciation	$1,174,819

See Accompanying Notes to Financial Statements

54

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Communication Services: 5.9%
10,881	(1)	Charter Communications, Inc.	$3,689,747	0.9
139,119		Comcast Corp. — Class A	4,864,992	1.2
23,207	(1)	Meta Platforms, Inc.	2,792,730	0.7
54,378	(1)	T-Mobile US, Inc.	7,612,920	1.9
54,236	(1)	Walt Disney Co.	4,712,024	1.2
			23,672,413	5.9

		Consumer Discretionary: 7.6%
51,351	(1)	Amazon.com, Inc.	4,313,484	1.1
2,149	(1)	Booking Holdings, Inc.	4,330,837	1.1
285,002		General Motors Co.	9,587,467	2.4
101,200	(1)	Las Vegas Sands Corp.	4,864,684	1.2
92,820		TJX Cos., Inc.	7,388,472	1.8
			30,484,944	7.6

		Consumer Staples: 4.8%
119,970		Diageo PLC	5,251,338	1.3
57,149		Philip Morris International, Inc.	5,784,050	1.5
52,219		Sysco Corp.	3,992,142	1.0
117,685	(1)	US Foods Holding Corp.	4,003,644	1.0
			19,031,174	4.8

		Energy: 11.4%
45,962		Chevron Corp.	8,249,719	2.1
122,396		ConocoPhillips	14,442,728	3.6
100,571		Devon Energy Corp.	6,186,122	1.6
90,938		Exxon Mobil Corp.	10,030,462	2.5
5,749		Phillips 66	598,356	0.2
25,220		Pioneer Natural Resources Co.	5,759,996	1.4
			45,267,383	11.4

		Financials: 20.4%
27,719		American Express Co.	4,095,482	1.0
177,869		American International Group, Inc.	11,248,436	2.8
323,771		Bank of America Corp.	10,723,296	2.7
77,031		Charles Schwab Corp.	6,413,601	1.6
180,171		Citizens Financial Group, Inc.	7,093,332	1.8
20,354		Goldman Sachs Group, Inc.	6,989,157	1.8
96,720		KKR & Co., Inc.	4,489,742	1.1
75,668		Morgan Stanley	6,433,293	1.6
22,254		PNC Financial Services Group, Inc.	3,514,797	0.9
347,541		Wells Fargo & Co.	14,349,968	3.6
25,074		Willis Towers Watson PLC	6,132,599	1.5
			81,483,703	20.4

		Health Care: 19.2%
105,655		Bristol-Myers Squibb Co.	7,601,877	1.9
59,449	(1)	Centene Corp.	4,875,412	1.2
24,805		Cigna Corp.	8,218,889	2.1
44,658		CVS Health Corp.	4,161,679	1.0
6,717		Elevance Health, Inc.	3,445,619	0.9
167,395		GSK PLC	2,893,141	0.7
46,193		Johnson & Johnson	8,159,993	2.0
14,399		McKesson Corp.	5,401,353	1.4
78,280		Medtronic PLC	6,083,922	1.5
88,946		Merck & Co., Inc.	9,868,559	2.5
76,566		Sanofi	7,382,971	1.9
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
30,967		Universal Health Services, Inc.	$4,362,941	1.1
31,574		Zimmer Biomet Holdings, Inc.	4,025,685	1.0
			76,482,041	19.2

		Industrials: 11.1%
203,435		CSX Corp.	6,302,416	1.6
41,633		Emerson Electric Co.	3,999,266	1.0
45,904		Ferguson PLC	5,828,431	1.5
127,146		Johnson Controls International plc	8,137,344	2.0
26,657		Parker Hannifin Corp.	7,757,187	1.9
70,119		Raytheon Technologies Corp.	7,076,409	1.8
73,737		Textron, Inc.	5,220,580	1.3
			44,321,633	11.1

		Information Technology: 11.2%
140,643		Cisco Systems, Inc.	6,700,233	1.7
115,216		Cognizant Technology Solutions Corp.	6,589,203	1.6
42,452	(1)	Fiserv, Inc.	4,290,624	1.1
104,652		Intel Corp.	2,765,952	0.7
8,884		Lam Research Corp.	3,733,945	0.9
45,154		Micron Technology, Inc.	2,256,797	0.6
23,402		NXP Semiconductor NV — NXPI — US	3,698,218	0.9
55,975	(1)	PayPal Holdings, Inc.	3,986,539	1.0
35,646		Qualcomm, Inc.	3,918,921	1.0
36,590	(1)	Splunk, Inc.	3,150,033	0.8
29,721		TE Connectivity Ltd.	3,411,971	0.9
			44,502,436	11.2

		Materials: 1.8%
182,911		Barrick Gold Corp.	3,142,411	0.8
67,686		Corteva, Inc.	3,978,583	1.0
			7,120,994	1.8

		Real Estate: 2.3%
120,598	(1)	CBRE Group, Inc.	9,281,222	2.3

		Utilities: 1.5%
36,472		American Electric Power Co., Inc.	3,463,017	0.9
55,371		Exelon Corp.	2,393,688	0.6
			5,856,705	1.5

		Total Common Stock (Cost $324,517,769)	387,504,648	97.2

See Accompanying Notes to Financial Statements

55

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
		Mutual Funds: 2.7%
10,657,087	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $10,657,087)	$10,657,087	2.7
		Total Short-Term Investments (Cost $10,657,087)	10,657,087	2.7
		Total Investments in Securities (Cost $335,174,856)	$398,161,735	99.9
		Assets in Excess of Other Liabilities	410,315	0.1
		Net Assets	$398,572,050	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$23,672,413	$—	$—	$23,672,413
Consumer Discretionary	30,484,944	—	—	30,484,944
Consumer Staples	13,779,836	5,251,338	—	19,031,174
Energy	45,267,383	—	—	45,267,383
Financials	81,483,703	—	—	81,483,703
Health Care	66,205,929	10,276,112	—	76,482,041
Industrials	44,321,633	—	—	44,321,633
Information Technology	44,502,436	—	—	44,502,436
Materials	7,120,994	—	—	7,120,994
Real Estate	9,281,222	—	—	9,281,222
Utilities	5,856,705	—	—	5,856,705
Total Common Stock	371,977,198	15,527,450	—	387,504,648
Short-Term Investments	10,657,087	—	—	10,657,087
Total Investments, at fair value	$382,634,285	$15,527,450	$—	$398,161,735
Other Financial Instruments+
Forward Foreign Currency Contracts	—	167,548	—	167,548
Total Assets	$382,634,285	$15,694,998	$—	$398,329,283
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(29,202)	$—	$(29,202)
Total Liabilities	$—	$(29,202)	$—	$(29,202)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

56

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 112,876	GBP 93,723	State Street Bank and Trust Co.	01/13/23	$(463)
USD 138,976	EUR 130,928	State Street Bank and Trust Co.	01/13/23	(1,278)
USD 72,646	EUR 68,335	State Street Bank and Trust Co.	01/13/23	(557)
EUR 79,246	USD 84,226	State Street Bank and Trust Co.	01/13/23	665
GBP 73,206	USD 88,974	State Street Bank and Trust Co.	01/13/23	(445)
GBP 71,280	USD 86,852	State Street Bank and Trust Co.	01/13/23	(654)
USD 5,449,000	EUR 5,110,781	The Bank of New York Mellon	01/13/23	(25,805)
USD 6,452,921	GBP 5,198,070	The Bank of New York Mellon	01/13/23	166,883
				$138,346

Currency Abbreviations

EUR	—	EU Euro
GBP	—	British Pound
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$167,548
Total Asset Derivatives		$167,548

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$ 29,202
Total Liability Derivatives		$ 29,202

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$992,798
Total	$992,798

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$370,427
Total	$370,427

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$665	$166,883	$167,548
Total Assets	$665	$166,883	$167,548
Liabilities:
Forward foreign currency contracts	$3,397	$25,805	$29,202
Total Liabilities	$3,397	$25,805	$29,202
Net OTC derivative instruments by counterparty, at fair value	$(2,732)	$141,078	138,346
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(2,732)	$141,078	$138,346

See Accompanying Notes to Financial Statements

57

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $337,033,847.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$85,547,670
Gross Unrealized Depreciation	(24,280,347)
Net Unrealized Appreciation	$61,267,323

See Accompanying Notes to Financial Statements

58

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.9%
		Argentina: 3.0%
9,066	(1)	Globant SA	$1,524,538	0.5
9,249	(1)	MercadoLibre, Inc.	7,826,874	2.5
			9,351,412	3.0

		Brazil: 2.9%
261,396		B3 SA — Brasil Bolsa Balcao	654,016	0.2
701,813	(1),(2)	NU Holdings Ltd./Cayman Islands	2,856,379	1.0
624,109		Raia Drogasil SA	2,803,895	0.9
165,018	(1)	XP, Inc.	2,531,376	0.8
			8,845,666	2.9

		China: 27.5%
549,400		Beijing Oriental Yuhong Waterproof Technology Co. Ltd. — A Shares	2,639,602	0.9
1,251,500	(3)	Budweiser Brewing Co. APAC Ltd.	3,912,184	1.3
138,289	(1),(2)	Dada Nexus Ltd. ADR	963,875	0.3
381,455		Foshan Haitian Flavouring & Food Co. Ltd. — A Shares	4,357,798	1.4
394,769		Fuyao Glass Industry Group Co. Ltd. — A Shares	1,987,761	0.6
31,802		JD.com, Inc. ADR	1,785,046	0.6
287,264		JD.com, Inc.—Class A	8,019,446	2.6
595,687		Jiangsu Hengli Hydraulic Co. Ltd. — A Shares	5,401,571	1.8
1,275,000	(1)	Kingdee International Software Group Co., Ltd.	2,705,673	0.9
170,577	(1),(3)	Meituan Class B	3,779,276	1.2
112,100		Midea Group Co. Ltd. — A Shares	831,927	0.3
231,565		NetEase, Inc.	3,358,622	1.1
181,800		Pharmaron Beijing Co. Ltd. — A Shares	1,774,971	0.6
66,821		Shenzhen Mindray Bio-Medical Electronics Co. Ltd. — A Shares	3,030,184	1.0
344,000		Shenzhou International Group Holdings Ltd.	3,836,239	1.2
287,000		Silergy Corp.	4,053,851	1.3
308,200		Tencent Holdings Ltd.	13,067,792	4.2
327,794		Wanhua Chemical Group Co. Ltd. — A Shares	4,358,224	1.4
168,000		Wuliangye Yibin Co. Ltd. — A Shares	4,349,361	1.4
218,000		WuXi AppTec Co. Ltd. — A Shares	2,527,160	0.8
561,500	(1),(3)	Wuxi Biologics Cayman, Inc.	4,252,751	1.4
69,723		Yum China Holdings, Inc.	3,810,362	1.2
			84,803,676	27.5

		Germany: 0.7%
47,284	(1),(3)	Delivery Hero SE	2,269,140	0.7

		Hong Kong: 5.3%
836,400		AIA Group Ltd.	9,236,693	3.0
50,400		Hong Kong Exchanges and Clearing Ltd.	2,165,701	0.7
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Hong Kong: (continued)
447,500		Techtronic Industries Co., Ltd.	$4,970,313	1.6
			16,372,707	5.3

		India: 23.3%
55,225		Apollo Hospitals Enterprise Ltd.	2,984,256	1.0
57,644		Asian Paints Ltd.	2,142,983	0.7
47,294		Britannia Industries Ltd.	2,460,138	0.8
241,970		HDFC Bank Ltd. ADR	16,553,168	5.4
792,726	(3)	HDFC Life Insurance Co., Ltd.	5,415,021	1.8
128,605		Hindustan Unilever Ltd.	3,973,052	1.3
340,741		Housing Development Finance Corp.	10,832,485	3.5
241,453		Infosys Ltd. ADR	4,348,568	1.4
109,510		Infosys Ltd.	1,996,510	0.6
503,612		ITC Ltd.	2,015,834	0.6
273,845		Kotak Mahindra Bank Ltd.	6,024,947	1.9
206,688		Reliance Industries Ltd.	6,345,448	2.1
172,954		Tata Consultancy Services Ltd.	6,801,783	2.2
			71,894,193	23.3

		Indonesia: 4.1%
11,170,300		Bank Central Asia Tbk PT	6,125,103	2.0
20,326,551		Bank Rakyat Indonesia	6,444,538	2.1
			12,569,641	4.1

		Macau: 0.7%
671,600	(1)	Sands China Ltd.	2,203,001	0.7

		Mexico: 3.2%
555,576		Grupo Financiero Banorte	3,998,357	1.3
1,683,310		Wal-Mart de Mexico SAB de CV	5,950,088	1.9
			9,948,445	3.2

		Panama: 1.0%
37,638	(1)	Copa Holdings S.A. — Class A	3,130,352	1.0

		Portugal: 1.3%
179,303		Jeronimo Martins SGPS SA	3,879,296	1.3

		South Africa: 3.1%
193,340		Bid Corp. Ltd.	3,753,296	1.2
30,135		Capitec Bank Holdings Ltd.	3,280,398	1.1
725,445		FirstRand Ltd.	2,635,606	0.8
			9,669,300	3.1

		South Korea: 7.7%
8,261		LG Chem Ltd.	3,944,869	1.3
4,811		NCSoft Corp.	1,718,604	0.6
411,758		Samsung Electronics Co., Ltd. 005930	18,073,394	5.8
			23,736,867	7.7

See Accompanying Notes to Financial Statements

59

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: 11.1%
609,315		Chailease Holding Co. Ltd.	$4,292,739	1.4
417,000		Delta Electronics, Inc.	3,865,586	1.2
176,000		Realtek Semiconductor Corp.	1,600,543	0.5
950,223		Taiwan Semiconductor Manufacturing Co., Ltd.	13,800,529	4.5
145,021		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,802,614	3.5
			34,362,011	11.1

		United Kingdom: 1.3%
298,766		Prudential PLC	4,073,783	1.3

		United States: 3.7%
18,813	(1)	EPAM Systems, Inc.	6,165,773	2.0
13,954		Estee Lauder Cos., Inc.	3,462,127	1.1
1,556,169	(3)	JS Global Lifestyle Co. Ltd.	1,733,211	0.6
			11,361,111	3.7
		Total Common Stock (Cost $278,296,609)	308,470,601	99.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
		Repurchase Agreements: 0.1%
399,649	(4)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $399,839, collateralized by various U.S. Government Securities, 0.000%–4.435%, Market Value plus accrued interest $407,642, due 01/03/23–09/09/49) (Cost $399,649)	399,649	0.1

Shares			Value	Percentage of Net Assets

		Mutual Funds: 0.7%
2,199,344	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $2,199,344)	2,199,344	0.7
		Total Short-Term Investments (Cost $2,598,993)	2,598,993	0.8
		Total Investments in Securities (Cost $280,895,602)	$311,069,594	100.7
		Liabilities in Excess of Other Assets	(2,146,682)	(0.7)
		Net Assets	$308,922,912	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2022.

Sector Diversification	Percentage of Net Assets
Financials	28.2%
Information Technology	24.5
Consumer Staples	13.3
Consumer Discretionary	12.6
Communication Services	5.9
Health Care	4.7
Industrials	4.4
Materials	4.2
Energy	2.1
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

60

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Argentina	$9,351,412	$—	$—	$9,351,412
Brazil	8,845,666	—	—	8,845,666
China	6,559,283	78,244,393	—	84,803,676
Germany	—	2,269,140	—	2,269,140
Hong Kong	—	16,372,707	—	16,372,707
India	20,901,736	50,992,457	—	71,894,193
Indonesia	—	12,569,641	—	12,569,641
Macau	—	2,203,001	—	2,203,001
Mexico	9,948,445	—	—	9,948,445
Panama	3,130,352	—	—	3,130,352
Portugal	—	3,879,296	—	3,879,296
South Africa	3,753,296	5,916,004	—	9,669,300
South Korea	—	23,736,867	—	23,736,867
Taiwan	10,802,614	23,559,397	—	34,362,011
United Kingdom	—	4,073,783	—	4,073,783
United States	9,627,900	1,733,211	—	11,361,111
Total Common Stock	82,920,704	225,549,897	—	308,470,601
Short-Term Investments	2,199,344	399,649	—	2,598,993
Total Investments, at fair value	$85,120,048	$225,949,546	$—	$311,069,594

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $285,109,714.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$70,619,168
Gross Unrealized Depreciation	(44,536,244)
Net Unrealized Appreciation	$26,082,924

See Accompanying Notes to Financial Statements

61

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.5%
	France: 6.8%
17,302	L’Oreal S.A.	$6,195,785	1.9
10,952	LVMH Moet Hennessy Louis Vuitton SE	7,969,667	2.5
38,425	Pernod Ricard SA	7,559,041	2.4
		21,724,493	6.8

	Germany: 5.1%
158,684	SAP SE	16,382,593	5.1

	Italy: 0.4%
122,328	Davide Campari-Milano NV	1,241,907	0.4

	Netherlands: 2.3%
76,322	Heineken NV	7,188,916	2.3

	United Kingdom: 10.5%
143,159	Experian PLC	4,848,581	1.5
267,173	Reckitt Benckiser Group PLC	18,519,553	5.8
74,619	Relx PLC (EUR Exchange)	2,067,019	0.7
287,052	Relx PLC (GBP Exchange)	7,936,462	2.5
		33,371,615	10.5

	United States: 73.4%
114,167	Abbott Laboratories	12,534,395	3.9
54,743	Accenture PLC	14,607,622	4.6
35,373	Automatic Data Processing, Inc.	8,449,195	2.6
187,958	Baxter International, Inc.	9,580,219	3.0
44,745	Becton Dickinson & Co.	11,378,654	3.6
30,514	Broadridge Financial Solutions, Inc. ADR	4,092,843	1.3
95,408	Coca-Cola Co.	6,068,903	1.9
64,493	Danaher Corp.	17,117,732	5.4
31,829	Equifax, Inc.	6,186,284	1.9
17,886	Estee Lauder Cos., Inc.	4,437,695	1.4
18,235	Fidelity National Information Services, Inc.	1,237,245	0.4
123,624	Intercontinental Exchange, Inc.	12,682,586	4.0
117,982	Microsoft Corp.	28,294,443	8.9
14,292	Moody’s Corp.	3,982,037	1.2
40,545	Nike, Inc. — Class B	4,744,170	1.5
66,686	Otis Worldwide Corp.	5,222,181	1.6
240,177	Philip Morris International, Inc.	24,308,314	7.6
62,706	Procter & Gamble Co.	9,503,721	3.0
18,400	Roper Technologies, Inc.	7,950,456	2.5
18,916	STERIS Public Ltd. Co.	3,493,596	1.1
26,998	Thermo Fisher Scientific, Inc.	14,867,529	4.7
96,254	Visa, Inc. — Class A	19,997,731	6.3
21,634	Zoetis, Inc.	3,170,463	1.0
		233,908,014	73.4
	Total Common Stock (Cost $243,886,945)	313,817,538	98.5
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
5,076,025	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $5,076,025)	$5,076,025	1.6
		Total Short-Term Investments (Cost $5,076,025)	5,076,025	1.6
		Total Investments in Securities (Cost $248,962,970)	$318,893,563	100.1
		Liabilities in Excess of Other Assets	(209,156)	(0.1)
		Net Assets	$318,684,407	100.0

ADR	American Depositary Receipt
(1)	Rate shown is the 7-day yield as of December 31, 2022.

Sector Diversification	Percentage of Net Assets
Information Technology	31.7%
Consumer Staples	26.7
Health Care	22.6
Industrials	8.3
Financials	5.2
Consumer Discretionary	4.0
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

62

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
France	$—	$21,724,493	$—	$21,724,493
Germany	—	16,382,593	—	16,382,593
Italy	—	1,241,907	—	1,241,907
Netherlands	—	7,188,916	—	7,188,916
United Kingdom	—	33,371,615	—	33,371,615
United States	233,908,014	—	—	233,908,014
Total Common Stock	233,908,014	79,909,524	—	313,817,538
Short-Term Investments	5,076,025	—	—	5,076,025
Total Investments, at fair value	$238,984,039	$79,909,524	$—	$318,893,563

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $250,133,825.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$84,305,279
Gross Unrealized Depreciation	(15,369,753)
Net Unrealized Appreciation	$68,935,526

See Accompanying Notes to Financial Statements

63

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022

Shares			Value	Percentage of Net Assets

COMMON STOCK: 61.7%
		Communication Services: 1.9%
1,196,160	(1),(2)	Alphabet, Inc. — Class A	$105,537,197	1.4
33,680		Madison Square Garden Sports Corp.	6,174,554	0.1
233,095	(2)	Meta Platforms, Inc.	28,050,652	0.4
			139,762,403	1.9
		Consumer Discretionary: 5.0%
1,821,324	(1),(2)	Amazon.com, Inc.	152,991,216	2.1
258,400		Hilton Worldwide Holdings, Inc.	32,651,424	0.4
123,009	(2),(3)	Mobileye Global, Inc.	4,312,696	0.1
384,000	(1)	Starbucks Corp.	38,092,800	0.5
1,126,719		Yum! Brands, Inc.	144,310,169	1.9
			372,358,305	5.0
		Consumer Staples: 0.3%
694,127		Keurig Dr Pepper, Inc.	24,752,569	0.3

		Energy: 1.6%
161,182		ConocoPhillips	19,019,476	0.3
525,805		EOG Resources, Inc.	68,102,264	0.9
143,900		Pioneer Natural Resources Co.	32,865,321	0.4
			119,987,061	1.6

		Financials: 6.8%
1,344,694		Intercontinental Exchange, Inc.	137,952,158	1.9
1,322,354		KKR & Co., Inc.	61,383,673	0.8
331,705		Marsh & McLennan Cos., Inc.	54,890,543	0.8
21,032		MSCI, Inc. — Class A	9,783,455	0.1
1,344,832		PNC Financial Services Group, Inc.	212,402,766	2.9
71,593		S&P Global, Inc.	23,979,359	0.3
			500,391,954	6.8
		Health Care: 14.6%
335,684		AbbVie, Inc.	54,249,891	0.7
1,128,638		Alcon, Inc.	77,445,974	1.1
4,153,152	(2)	Avantor, Inc.	87,589,976	1.2
727,800		Baxter International, Inc.	37,095,966	0.5
367,536		Becton Dickinson & Co.	93,464,405	1.3
454,496	(2)	Catalent, Inc.	20,456,865	0.3
438,362		Danaher Corp.	116,350,042	1.6
125,200		Eli Lilly & Co.	45,803,168	0.6
166,016	(2)	GE HealthCare Technologies, Inc.	9,692,014	0.1
950,034		PerkinElmer, Inc.	133,213,767	1.8
131,964		Stryker Corp.	32,263,878	0.4
330,654		Teleflex, Inc.	82,541,158	1.1
250,637		Thermo Fisher Scientific, Inc.	138,023,290	1.9
273,887		UnitedHealth Group, Inc.	145,209,410	2.0
			1,073,399,804	14.6

		Industrials: 9.2%
5,655,527	(2),(3)	Aurora Innovation, Inc.	6,843,188	0.1
502,974		Equifax, Inc.	97,758,027	1.3
2,214,562		Fortive Corp.	142,285,608	1.9
1,483,616		General Electric Co.	124,312,185	1.7
2,204,511		Ingersoll Rand, Inc.	115,185,700	1.6
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
1,639,475		TransUnion	$93,040,206	1.3
718,824		Waste Connections, Inc.	95,287,309	1.3
			674,712,223	9.2

		Information Technology: 18.1%
1,375,413		Apple, Inc.	178,707,411	2.4
620,674	(2)	Black Knight, Inc.	38,326,619	0.5
155,800		Mastercard, Inc. — Class A	54,176,334	0.8
1,605,811		Microsoft Corp.	385,105,594	5.2
305,000		Nvidia Corp.	44,572,700	0.6
834,255		NXP Semiconductor NV — NXPI — US	131,837,318	1.8
208,988		Roper Technologies, Inc.	90,301,625	1.2
486,393	(2)	Salesforce, Inc.	64,490,848	0.9
927,433		TE Connectivity Ltd.	106,469,308	1.5
214,328	(2)	Teledyne Technologies, Inc.	85,711,910	1.2
633,389		Texas Instruments, Inc.	104,648,531	1.4
224,268		Visa, Inc. — Class A	46,593,920	0.6
			1,330,942,118	18.1
		Materials: 1.0%
220,267		Linde PLC	71,846,690	1.0

		Utilities: 3.2%
1,216,218		Ameren Corp.	108,146,105	1.4
982,287		Exelon Corp.	42,464,267	0.6
462,600		Public Service Enterprise Group, Inc.	28,343,502	0.4
846,300		Xcel Energy, Inc.	59,334,093	0.8
			238,287,967	3.2
		Total Common Stock (Cost $4,730,123,124)	4,546,441,094	61.7

PREFERRED STOCK: 0.7%
		Consumer Discretionary: 0.3%
413,251	(4),(5)	Waymo LLC., Series A-2	19,497,182	0.3

		Financials: 0.0%
23,000	(3),(6)	Charles Schwab Corp. — Series D	542,570	0.0

		Utilities: 0.4%
534,728	(6)	CMS Energy Corp. (03/01/2079)	11,977,907	0.2
434,307	(6)	CMS Energy Corp. (10/15/2078)	9,632,929	0.1
105,984	(6),(7)	NiSource, Inc. — Series B	2,574,352	0.0
330,621	(6),(7)	SCE Trust IV	5,984,240	0.1
			30,169,428	0.4
		Total Preferred Stock (Cost $71,200,706)	50,209,180	0.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 8.4%
		Communications: 1.3%
9,330,000	(8)	Altice France Holding SA, 10.500%, 05/15/2027	7,134,185	0.1

See Accompanying Notes to Financial Statements

64

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
45,000	(8)	Arches Buyer, Inc., 4.250%, 06/01/2028	$35,255	0.0
45,653,000	(3),(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	41,553,132	0.6
44,545,000	(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	41,617,057	0.6
2,125,000	(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	2,060,677	0.0
600,000		Lamar Media Corp., 3.625%, 01/15/2031	496,817	0.0
3,610,000	(3)	Lamar Media Corp., 3.750%, 02/15/2028	3,237,038	0.0
2,618,000	(8)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,425,737	0.0
			98,559,898	1.3

		Consumer, Cyclical: 3.4%
14,517,000	(3)	Cedar Fair L.P., 5.250%, 07/15/2029	13,060,279	0.2
18,346,000	(3)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	17,548,866	0.2
8,217,000	(8)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, 05/01/2025	8,141,705	0.1
11,860,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.500%, 10/01/2028	11,489,612	0.2
2,719,000	(8)	Clarios Global L.P., 6.750%, 05/15/2025	2,729,255	0.0
3,708,000	(3),(8)	Clarios Global L.P. / Clarios US Finance Co., 6.250%, 05/15/2026	3,629,992	0.0
11,970,000	(3),(8)	Clarios Global L.P. / Clarios US Finance Co., 8.500%, 05/15/2027	11,713,321	0.2
7,010,000	(8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	6,599,982	0.1
5,778,000	(8)	Hilton Domestic Operating Co., Inc., 3.625%, 02/15/2032	4,637,307	0.1
3,305,000	(8)	Hilton Domestic Operating Co., Inc., 3.750%, 05/01/2029	2,863,254	0.0
4,348,000	(8)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	3,646,624	0.1
4,471,000	(3)	Hilton Domestic Operating Co., Inc., 4.875%, 01/15/2030	4,059,176	0.1
1,751,000	(8)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	1,737,527	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
1,266,000	(8)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	$1,230,254	0.0
2,270,000	(3)	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 04/01/2027	2,164,554	0.0
25,531,000	(8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	24,553,673	0.3
9,459,000	(8)	Life Time, Inc., 5.750%, 01/15/2026	8,813,423	0.1
595,000	(8)	Live Nation Entertainment, Inc., 4.875%, 11/01/2024	577,028	0.0
1,203,000	(8)	Mattel, Inc., 3.375%, 04/01/2026	1,107,608	0.0
2,566,000	(8)	Mattel, Inc., 3.750%, 04/01/2029	2,257,490	0.0
924,000	(8)	Mattel, Inc., 5.875%, 12/15/2027	907,941	0.0
6,795,000	(8)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	6,770,551	0.1
34,751,000	(8)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	33,512,996	0.5
21,402,000	(3),(8)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	19,308,884	0.3
5,559,000	(3),(8)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	5,605,929	0.1
2,073,784		United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	2,009,767	0.0
1,077,926		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/2024	1,077,388	0.0
276,939		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	252,658	0.0
1,515,683		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/2027	1,378,888	0.0
1,693,000	(8)	Vail Resorts, Inc., 6.250%, 05/15/2025	1,695,913	0.0
4,961,000		Yum! Brands, Inc., 3.625%, 03/15/2031	4,170,266	0.1
10,952,000		Yum! Brands, Inc., 4.625%, 01/31/2032	9,701,849	0.1
4,153,000	(8)	Yum! Brands, Inc., 4.750%, 01/15/2030	3,817,355	0.1
14,802,000		Yum! Brands, Inc., 5.350%, 11/01/2043	12,269,526	0.2
8,784,000	(3)	Yum! Brands, Inc., 5.375%, 04/01/2032	8,148,038	0.1
6,411,000		Yum! Brands, Inc., 6.875%, 11/15/2037	6,520,756	0.1
			249,709,635	3.4

See Accompanying Notes to Financial Statements

65

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 0.9%
6,484,000	(3),(8)	Avantor Funding, Inc., 3.875%, 11/01/2029	$5,453,206	0.1
13,457,000	(3),(8)	Avantor Funding, Inc., 4.625%, 07/15/2028	12,255,559	0.2
3,679,000	(8)	Charles River Laboratories International, Inc., 3.750%, 03/15/2029	3,259,024	0.1
2,300,000	(8)	Charles River Laboratories International, Inc., 4.000%, 03/15/2031	1,992,823	0.0
1,046,000	(8)	Charles River Laboratories International, Inc., 4.250%, 05/01/2028	965,186	0.0
4,423,000	(8)	Gartner, Inc., 3.625%, 06/15/2029	3,891,908	0.1
1,714,000	(3),(8)	Gartner, Inc., 3.750%, 10/01/2030	1,480,043	0.0
770,000	(8)	Gartner, Inc., 4.500%, 07/01/2028	719,257	0.0
11,184,000	(8)	Hadrian Merger Sub, Inc., 8.500%, 05/01/2026	9,900,133	0.1
2,749,000	(8)	Hologic, Inc., 3.250%, 02/15/2029	2,365,037	0.0
2,355,000	(8)	IQVIA, Inc., 5.000%, 05/15/2027	2,250,203	0.0
2,345,000	(8)	Korn Ferry, 4.625%, 12/15/2027	2,163,802	0.0
1,263,000	(8)	PRA Health Sciences, Inc., 2.875%, 07/15/2026	1,144,623	0.0
4,105,000		Service Corp. International/US, 3.375%, 08/15/2030	3,343,674	0.1
6,286,000	(3),(8)	Surgery Center Holdings, Inc., 10.000%, 04/15/2027	6,405,937	0.1
700,000	(8)	Teleflex, Inc., 4.250%, 06/01/2028	640,241	0.0
6,015,000		Teleflex, Inc., 4.625%, 11/15/2027	5,743,182	0.1
			63,973,838	0.9

		Financial: 1.7%
12,600,000	(8)	Acrisure LLC / Acrisure Finance, Inc., 7.000%, 11/15/2025	11,596,948	0.2
2,230,000	(3),(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 4.250%, 10/15/2027	2,000,706	0.0
3,784,000	(3),(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 5.875%, 11/01/2029	3,116,881	0.0
11,923,000	(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.750%, 10/15/2027	10,742,742	0.2
3,510,000	(8)	AmWINS Group, Inc., 4.875%, 06/30/2029	2,981,558	0.0
1,180,000	(8)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	1,005,810	0.0
2,790,000	(8)	HUB International Ltd., 5.625%, 12/01/2029	2,440,364	0.0
50,705,000	(8)	HUB International Ltd., 7.000%, 05/01/2026	49,742,619	0.7
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,027,000		Intercontinental Exchange, Inc., 4.000%, 09/15/2027	$993,397	0.0
3,470,000		Intercontinental Exchange, Inc., 4.350%, 06/15/2029	3,362,359	0.0
6,907,000		Intercontinental Exchange, Inc., 5.200%, 06/15/2062	6,545,208	0.1
480,000	(8)	Ryan Specialty Group LLC, 4.375%, 02/01/2030	416,230	0.0
5,822,000		SBA Communications Corp., 3.125%, 02/01/2029	4,851,153	0.1
5,255,000		SBA Communications Corp., 3.875%, 02/15/2027	4,756,897	0.1
411,000	(8)	SBA Tower Trust, 6.599%, 01/15/2028	412,766	0.0
21,024,000	(8)	USI, Inc./NY, 6.875%, 05/01/2025	20,286,571	0.3
			125,252,209	1.7

		Industrial: 0.7%
24,704,000	(7)	General Electric Co., 8.099%, 12/31/2199	24,362,900	0.3
3,550,000		Howmet Aerospace, Inc., 3.000%, 01/15/2029	3,022,630	0.1
510,000		Howmet Aerospace, Inc., 5.900%, 02/01/2027	507,965	0.0
1,500,000		Lennox International, Inc., 3.000%, 11/15/2023	1,473,760	0.0
5,092,000	(8)	Sensata Technologies BV, 4.000%, 04/15/2029	4,398,724	0.1
5,100,000	(8)	Sensata Technologies BV, 5.000%, 10/01/2025	4,989,488	0.1
1,430,000	(8)	Sensata Technologies BV, 5.625%, 11/01/2024	1,423,222	0.0
1,182,000	(8)	Sensata Technologies BV, 5.875%, 09/01/2030	1,121,919	0.0
2,035,000	(8)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,677,196	0.0
664,000	(8)	Sensata Technologies, Inc., 4.375%, 02/15/2030	579,193	0.0
655,000		TransDigm UK Holdings PLC, 6.875%, 05/15/2026	640,632	0.0
4,038,000		TransDigm, Inc., 5.500%, 11/15/2027	3,800,081	0.1
2,100,000	(8)	TransDigm, Inc., 6.250%, 03/15/2026	2,075,619	0.0
940,000	(3)	TransDigm, Inc., 6.375%, 06/15/2026	915,950	0.0
			50,989,279	0.7

		Technology: 0.4%
1,686,000	(8)	Black Knight InfoServ LLC, 3.625%, 09/01/2028	1,476,093	0.0
2,024,000	(8)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	1,796,771	0.0
255,000	(3),(8)	Booz Allen Hamilton, Inc., 4.000%, 07/01/2029	224,805	0.0
1,790,000	(8)	Clarivate Science Holdings Corp., 3.875%, 07/01/2028	1,552,961	0.0
1,280,000	(8)	Clarivate Science Holdings Corp., 4.875%, 07/01/2029	1,090,112	0.0

See Accompanying Notes to Financial Statements

66

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
408,000		Crowdstrike Holdings, Inc., 3.000%, 02/15/2029	$344,776	0.0
2,826,000	(8)	Entegris Escrow Corp., 4.750%, 04/15/2029	2,582,829	0.1
2,747,000	(8)	MSCI, Inc., 3.250%, 08/15/2033	2,125,364	0.0
6,596,000	(8)	MSCI, Inc., 3.625%, 09/01/2030	5,494,633	0.1
2,982,000	(8)	MSCI, Inc., 3.625%, 11/01/2031	2,470,363	0.0
3,578,000	(8)	MSCI, Inc., 3.875%, 02/15/2031	2,981,190	0.1
4,737,000	(3),(8)	MSCI, Inc., 4.000%, 11/15/2029	4,134,500	0.1
200,000		Twilio, Inc., 3.625%, 03/15/2029	162,740	0.0
			26,437,137	0.4

		Utilities: 0.0%
4,263,000	(3),(7)	NiSource, Inc., 5.650%, 12/31/2199	3,996,562	0.0
		Total Corporate Bonds/Notes (Cost $643,842,862)	618,918,558	8.4

U.S. TREASURY OBLIGATIONS: 9.0%
		U.S. Treasury Notes: 9.0%
723,936,700		2.750%, 08/15/2032	659,347,972	9.0
		Total U.S. Treasury Obligations (Cost $658,327,520)	659,347,972	9.0

BANK LOANS: 13.6%
		Aerospace & Defense: 0.1%
10,257,131		SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/2027	10,472,428	0.1

		Business Equipment & Services: 0.4%
28,040,296		Ascend Learning, LLC 2021 Term Loan, 7.884%, (US0001M + 3.500%), 12/11/2028	26,579,144	0.4

		Chemicals & Plastics: 0.1%
6,387,645		Avantor Funding, Inc. 2021 Term Loan B5, 6.634%, (US0001M + 2.250%), 11/08/2027	6,367,684	0.1

		Communications: 0.1%
3,390,092		Charter Communications Operating, LLC 2019 Term Loan B1, 6.137%, (US0001M + 1.750%), 04/30/2025	3,377,145	0.1
797,631		SBA Senior Finance II LLC 2021 Term Loan B, 6.300%, 04/11/2025	796,135	0.0
			4,173,280	0.1
Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Consumer, Cyclical: 0.8%
11,653,169	Insprire Brands TL B 1L, 7.134%, (US0001M + 2.750%), 02/05/2025	$11,565,770	0.2
3,731,830	Life Time, Inc. — TL B 1L, 9.139%, (US0001M + 4.750%), 12/22/2024	3,719,000	0.0
39,670,846	Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/21/2027	40,894,017	0.6
1,008,433	SeaWorld Parks & Entertainment, Inc. TL B 1L, 7.387%, (US0001M + 3.000%), 08/25/2028	993,202	0.0
3,266,813	WellPet — TL B 1L, 7.315%, (US0003M + 3.750%), 12/21/2027	3,070,804	0.0
		60,242,793	0.8

	Consumer, Non-cyclical: 1.5%
22,959,219	ADMI Corp. 2021 Incremental Term Loan B3, 8.119%, (US0001M + 3.750%), 12/23/2027	20,990,466	0.3
2,689,301	ADMI Corp./ Aspen Dental 2018 Term Loan B 1l, 7.517%, (US0003M + 2.750%), 04/30/2025	2,538,988	0.1
1,040,000	CoreLogic, Inc. TL 2L, 10.938%, (US0001M + 6.500%), 04/13/2029	755,734	0.0
1,653,904	Eyecare Partners LLC TL 1L, 8.071%, (TSFR1M + 3.750%), 02/20/2027	1,407,196	0.0
800,706	Eyecare Partners LLC TL 1L, 8.480%, (US0001M + 3.750%), 10/14/2028	681,267	0.0
29,927,696	Heartland Dental LLC — TL 1L, 8.210%, (US0003M + 3.750%), 04/30/2025	27,764,163	0.4
21,298,056	Loire Finco Luxembourg Sarl — TL B 1L, 7.384%, (US0003M + 3.250%), 01/24/2027	20,046,795	0.3
1,050,269	Loire Finco Luxembourg Sarl 2021 Term Loan B, 7.884%, 04/20/2027	988,566	0.0
7,881,297	PetVet Care Centers LLC, 7.880%, (US0003M + 3.250%), 02/14/2025	7,405,133	0.1
655,000	PetVet Care Centers LLC 2021 2L, 10.321%, (US0001M + 6.250%), 02/13/2026	606,079	0.0
2,087,461	PetVet Care Centers LLC TL 1L, 7.134%, (US0003M + 2.750%), 02/14/2025	1,961,343	0.0
23,059,686	Sunshine Luxembourg VII Sarl — TL B 1L, 8.480%, (US0003M + 4.250%), 07/17/2026	22,140,504	0.3
		107,286,234	1.5
See Accompanying Notes to Financial Statements

67

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Electronics/Electrical: 1.4%
111,132,170	Ultimate Software Group Inc (The) 2021 Term Loan, 6.998%, (US0003M + 3.250%), 05/04/2026	$105,853,392	1.4

	Financial: 4.3%
4,266,000	Acrisure, LLC 2021 Incremental Term Loan B, 8.134%, (US0001M + 3.750%), 02/15/2027	4,065,144	0.0
25,922,258	Alliant Holdings Intermediate, LLC Term Loan B 1L, 7.321%, (US0003M + 3.000%), 05/09/2025	25,620,911	0.3
27,781,023	Howden Group Holdings Ltd. — TL B 1L, 7.619%, (US0001M + 3.250%), 11/12/2027	27,108,195	0.4
7,138,865	Hub International Limited 2022 Term Loan B, 8.129%, (TSFR1M + 4.000%), 11/10/2029	7,070,660	0.1
87,949,635	HUB International Ltd. — TL B3 1L, 5.982%, (US0001M + 3.250%), 04/25/2025	87,290,013	1.2
131,288,638	HUB International Ltd. TL B 1L, 7.327%, (US0001M + 3.000%), 04/25/2025	130,085,115	1.8
6,585,802	Ryan Specialty Group, LLC TL B 1L, 7.423%, (US0001M + 3.250%), 07/23/2027	6,555,619	0.1
26,444,854	USI, Inc. 2022 Incremental Term Loan, 7.682%, 11/16/2029	26,226,684	0.4
		314,022,341	4.3

	Food Products: 0.1%
11,485,650	IRB Holding Corp 2022 Term Loan B, 7.317%, (SOFRRATE + 3.000%), 12/15/2027	11,151,854	0.1

	Health Care: 1.2%
10,259,731	ADMI Corp. 2021 Term Loan B2, 7.759%, (US0001M + 3.375%), 12/23/2027	9,344,050	0.1
3,444,570	Heartland Dental, LLC 2021 Incremental Term Loan, 8.387%, (US0001M + 4.000%), 04/30/2025	3,210,987	0.0
57,499,200	Medline Borrower, LP USD Term Loan B, 7.634%, (US0001M + 3.250%), 10/23/2028	54,735,615	0.7
12,352,240	PetVet Care Centers, LLC 2021 Term Loan B3, 5.872%, (US0003M + 3.500%), 02/14/2025	11,672,867	0.2
Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Health Care: (continued)
6,940,717	Press Ganey Holdings, Inc. 2021 Term Loan B, 4.500%, (US0003M + 3.750%), 07/24/2026	$6,385,460	0.1
4,231,374	Press Ganey Holdings, Inc. 2022 Incremental Term Loan, 8.173%, (TSFR1M + 3.750%), 07/24/2026	3,903,442	0.1
		89,252,421	1.2

	Industrial: 0.6%
EUR 9,294,124	Filtration Group — TL B 1L, 4.992%, (US0003M + 3.000%), 03/29/2025	9,712,573	0.1
10,645,662	Filtration Group Corp. 2018 1st Lien Term Loan, 7.384%, (US0003M + 3.000%), 03/31/2025	10,558,336	0.2
8,882,710	Filtration Group Corporation 2021 Incremental Term Loan, 7.886%, (US0001M + 3.500%), 10/19/2028	8,742,328	0.1
13,882,608	TK Elevator US NewCo, Inc. TL B 1L, 6.871%, (US0001M + 3.500%), 07/30/2027	13,399,202	0.2
		42,412,439	0.6

	Insurance: 1.1%
33,116,198	Alliant Holdings Intermediate, LLC 2021 Term Loan B4, 7.854%, (US0001M + 3.500%), 11/06/2027	32,419,367	0.4
12,889,245	Alliant Holdings Intermediate, LLC Term Loan B, 5.622%, (US0001M + 3.250%), 05/09/2025	12,741,019	0.2
6,650,280	Applied Systems, Inc. 2021 2nd Lien Term Loan, 6.250%, (US0003M + 5.500%), 09/19/2025	6,625,341	0.1
32,516,459	USI, Inc. 2019 Incremental Term Loan B, 3.382%, (US0003M + 3.250%), 12/02/2026	32,325,425	0.4
		84,111,152	1.1

	Lodging & Casinos: 0.0%
3,350,293	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 6.173%, (US0001M + 1.750%), 06/22/2026	3,343,384	0.0

	Technology: 1.9%
38,546,660	Applied Systems, Inc. 2022 Extended 1st Lien Term Loan, 8.800%, 09/19/2026	38,441,372	0.5

See Accompanying Notes to Financial Statements

68

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

BANK LOANS: (continued)
		Technology: (continued)
31,415,112	(9)	Athenahealth, Inc. 2022 Term Loan, 7.821%, (SOFRRATE + 3.500%), 01/27/2029	$28,443,777	0.4
4,298,416		Clarivate / Camelot Finance SA TL B 1L, 7.384%, (US0003M + 3.000%), 10/31/2026	4,239,850	0.1
25,305,611		Press Ganey Holdings, Inc. Term Loan, 3.656%, (US0001M + 3.500%), 07/24/2026	23,291,715	0.3
31,122,535		RealPage, Inc. Term Loan B 1L, 7.071%, (US0001M + 3.000%), 04/24/2028	29,675,337	0.4
1,125,000		RealPage, Inc. Term Loan B 2L, 10.884%, (US0003M + 3.250%), 02/17/2029	1,087,031	0.0
2,662,974		Sophia L.P., 8.571%, (TSFR1M + 4.250%), 10/07/2027	2,598,618	0.0
6,059,776		Sophia L.P. TL B 1L, 7.887%, (US0001M + 3.500%), 10/07/2027	5,864,724	0.1
1,588,000		Storable, Inc. 2021 TL B 1L, 7.821%, (TSFR1M + 3.250%), 04/17/2028	1,519,020	0.0
5,385,000		UKG, Inc. TL 2L, 8.998%, (US0001M + 6.750%), 05/03/2027	4,974,394	0.1
			140,135,838	1.9
		Total Bank Loans (Cost $1,032,571,756)	1,005,404,384	13.6

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
7,784,783	(8)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	7,161,209	0.1
7,286,400	(8)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	6,924,643	0.1
3,607,975	(8)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,128,050	0.0

		Total Asset-Backed Securities (Cost $18,596,745)	17,213,902	0.2

CONVERTIBLE BONDS/NOTES: 0.1%
		Communications: 0.1%
7,236,000	(10)	Spotify USA, Inc., 6.790%, 03/15/2026	5,861,160	0.1
		Total Convertible Bonds/Notes (Cost $6,311,186)	5,861,160	0.1
		Total Long-Term Investments (Cost $7,160,973,899)	6,903,396,250	93.7
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.0%
		Repurchase Agreements: 0.7%
14,280,800	(11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $14,287,530, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $14,566,416, due 01/15/23–11/20/72)	$14,280,800	0.2
10,677,000	(11)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $10,682,160, collateralized by various U.S. Government Securities, 0.125%–6.250%, Market Value plus accrued interest $10,895,876, due 04/15/23–11/15/52)	10,677,000	0.1
4,724,340	(11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $4,726,566, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%–8.250%, Market Value plus accrued interest $4,821,130, due 03/01/23–11/20/72)	4,724,340	0.1
11,615,574	(11)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $11,621,099, collateralized by various U.S. Government Securities, 0.000%–4.435%, Market Value plus accrued interest $11,847,886, due 01/03/23–09/09/49)	11,615,574	0.2

See Accompanying Notes to Financial Statements

69

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
11,091,483	(11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $11,096,758, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $11,313,366, due 01/15/24–02/15/51)	$11,091,483	0.1
		Total Repurchase Agreements (Cost $52,389,197)	52,389,197	0.7

		Time Deposits: 0.1%
1,490,000	(11)	Canadian Imperial Bank of Commerce, 4.300%, 01/03/2023	1,490,000	0.0
1,480,000	(11)	Credit Agricole, 4.300%, 01/03/2023	1,480,000	0.0
1,500,000	(11)	Landesbank Baden-Wuerttemberg, 4.320%, 01/03/2023	1,500,000	0.0
1,490,000	(11)	Mizuho Bank Ltd., 4.320%, 01/03/2023	1,490,000	0.0
1,500,000	(11)	The Royal Bank of Canada, 4.320%, 01/03/2023	1,500,000	0.1
1,500,000	(11)	Toronto-Dominion Bank, 4.310%, 01/03/2023	1,500,000	0.0
		Total Time Deposits (Cost $8,960,000)	8,960,000	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.2%
455,450,831	(12)	T. Rowe Price Government Reserve Fund, 4.310% (Cost $455,450,831)	455,450,831	6.2
		Total Short-Term Investments (Cost $516,800,028)	516,800,028	7.0
		Total Investments in Securities (Cost $7,677,773,927)	$7,420,196,278	100.7
		Liabilities in Excess of Other Assets	(48,447,758)	(0.7)
		Net Assets	$7,371,748,520	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this security is pledged to cover open written call options at December 31, 2022.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $19,497,182 or 0.3% of net assets. Please refer to the table below for additional details.
(6)	Preferred Stock may be called prior to convertible date.
(7)	Variable rate security. Rate shown is the rate in effect as of December 31, 2022.
(8)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(9)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 11 for additional details.
(10)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of December 31, 2022.

Currency Abbreviations:

EUR  EU Euro

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

70

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$139,762,403	$—	$—	$139,762,403
Consumer Discretionary	372,358,305	—	—	372,358,305
Consumer Staples	24,752,569	—	—	24,752,569
Energy	119,987,061	—	—	119,987,061
Financials	500,391,954	—	—	500,391,954
Health Care	995,953,830	77,445,974	—	1,073,399,804
Industrials	674,712,223	—	—	674,712,223
Information Technology	1,330,942,118	—	—	1,330,942,118
Materials	71,846,690	—	—	71,846,690
Utilities	238,287,967	—	—	238,287,967
Total Common Stock	4,468,995,120	77,445,974	—	4,546,441,094
Preferred Stock	30,711,998	—	19,497,182	50,209,180
Corporate Bonds/Notes	—	618,918,558	—	618,918,558
Bank Loans	—	1,005,404,384	—	1,005,404,384
Asset-Backed Securities	—	17,213,902	—	17,213,902
Convertible Bonds/Notes	—	5,861,160	—	5,861,160
U.S. Treasury Obligations	—	659,347,972	—	659,347,972
Short-Term Investments	455,450,831	61,349,197	—	516,800,028
Total Investments, at fair value	$4,955,157,949	$2,445,541,147	$19,497,182	$7,420,196,278
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(11,096,460)	$—	$(11,096,460)
Total Liabilities	$—	$(11,096,460)	$—	$(11,096,460)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2022, VY® T. Rowe Price Capital Appreciation Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Waymo LLC., Series A-2	5/8/2020	$35,484,706	$19,497,182
		$35,484,706	$19,497,182

At December 31, 2022, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 160.000	400	USD 3,529,200	$361,940	$—
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 165.000	400	USD 3,529,200	309,940	—
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 170.000	400	USD 3,529,200	260,940	—
Alphabet, Inc. — Class A	Goldman Sachs & Co.	Call	01/20/23	USD 175.000	400	USD 3,529,200	221,940	—
Alphabet, Inc. — Class A	Wells Fargo Securities, LLC	Call	01/19/24	USD 120.000	1,875	USD16,543,125	1,479,525	(738,656)
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 180.000	300	USD 2,520,000	351,211	—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 185.000	300	USD 2,520,000	303,894	—

See Accompanying Notes to Financial Statements

71

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 190.000	300	USD 2,520,000	$260,805	$—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 200.000	180	USD 1,512,000	306,198	—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 205.000	200	USD 1,680,000	305,438	—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 210.000	180	USD 1,512,000	247,703	—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 215.000	180	USD 1,512,000	223,212	—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 220.000	180	USD 1,512,000	200,072	—
Amazon.com, Inc.	Goldman Sachs & Co.	Call	01/20/23	USD 225.000	200	USD 1,680,000	199,590	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 175.000	1,360	USD11,424,000	1,289,604	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 190.000	520	USD 4,368,000	552,630	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 195.000	500	USD 4,200,000	450,225	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 200.000	500	USD 4,200,000	389,075	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 205.000	520	USD 4,368,000	342,966	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 210.000	520	USD 4,368,000	289,770	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 225.000	220	USD 1,848,000	314,360	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 230.000	220	USD 1,848,000	287,609	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 235.000	220	USD 1,848,000	263,240	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 240.000	220	USD 1,848,000	240,834	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 245.000	220	USD 1,848,000	220,353	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 250.000	220	USD 1,848,000	201,633	—
Amazon.com, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 255.000	220	USD 1,848,000	184,617	—
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 170.000	640	USD 8,315,520	419,654	(52)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 170.000	191	USD 2,481,663	153,213	(16)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 175.000	191	USD 2,481,663	125,048	(5)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 175.000	640	USD 8,315,520	345,338	(17)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 180.000	640	USD 8,315,520	283,994	(6)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 180.000	191	USD 2,481,663	100,796	(2)
General Electric Company	Wells Fargo Securities, LLC	Call	01/20/23	USD 110.000	693	USD 4,532,913	576,929	(490)
General Electric Company	Wells Fargo Securities, LLC	Call	01/20/23	USD 110.000	819	USD 5,357,079	672,456	(579)
General Electric Company	Wells Fargo Securities, LLC	Call	01/20/23	USD 110.000	50	USD 327,050	43,588	(35)
General Electric Company	Wells Fargo Securities, LLC	Call	01/20/23	USD 85.000	1,185	USD 7,751,085	694,078	(287,063)
General Electric Company	Wells Fargo Securities, LLC	Call	01/20/23	USD 90.000	1,185	USD 7,751,085	505,865	(95,504)
General Electric Company	Wells Fargo Securities, LLC	Call	01/20/23	USD 95.000	1,185	USD 7,751,085	354,208	(26,709)
Hilton Worldwide Holdings, Inc.	Wells Fargo Securities, LLC	Call	01/19/24	USD 145.000	484	USD 6,115,824	804,408	(563,498)
Hilton Worldwide Holdings, Inc.	Wells Fargo Securities, LLC	Call	01/19/24	USD 150.000	483	USD 6,103,188	720,636	(475,426)
Keurig Dr Pepper, Inc.	Citigroup Global Markets	Call	01/20/23	USD 40.000	1,196	USD 4,264,936	170,956	(1,349)
Keurig Dr Pepper, Inc.	Citigroup Global Markets	Call	01/20/23	USD 42.000	1,196	USD 4,264,936	105,643	(251)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 325.000	701	USD16,811,382	482,821	(20)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 330.000	108	USD 2,590,056	191,984	(2)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 330.000	126	USD 3,021,732	186,181	(2)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 330.000	126	USD 3,021,732	185,100	(2)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	126	USD 3,021,732	156,440	(1)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	126	USD 3,021,732	157,080	(1)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	119	USD 2,853,858	241,622	(1)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	267	USD 6,403,194	540,843	(2)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 340.000	108	USD 2,590,056	162,832	(1)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	267	USD 6,403,194	460,113	(1)
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	108	USD 2,590,056	137,458	—
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	119	USD 2,853,858	207,035	—
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	126	USD 3,021,732	131,560	—
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 350.000	126	USD 3,021,732	132,978	—
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 360.000	267	USD 6,403,194	389,903	—
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 360.000	119	USD 2,853,858	176,257	—
Microsoft Corp.	Citigroup Global Markets	Call	01/20/23	USD 365.000	264	USD 6,331,248	351,271	—
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 350.000	387	USD 9,281,034	590,949	(1)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 355.000	388	USD 9,305,016	538,156	(1)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 360.000	387	USD 9,281,034	486,459	(1)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 320.000	192	USD 4,604,544	366,591	(8)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 320.000	192	USD 4,604,544	341,299	(8)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 330.000	192	USD 4,604,544	310,840	(3)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 330.000	192	USD 4,604,544	290,433	(3)

See Accompanying Notes to Financial Statements

72

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 340.000	192	USD 4,604,544	$262,769	$(1)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 340.000	192	USD 4,604,544	247,482	(1)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 350.000	192	USD 4,604,544	208,136	(1)
Microsoft Corp.	Susquehanna International Group LLP	Call	01/20/23	USD 350.000	192	USD 4,604,544	222,390	(1)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD 300.000	750	USD17,986,500	1,197,825	(950,377)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD 300.000	770	USD18,466,140	1,202,971	(975,721)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	212	USD 3,348,328	282,416	(12)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	149	USD 2,353,306	193,697	(9)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	129	USD 2,037,426	167,292	(7)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 220.000	44	USD 694,936	56,782	(3)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	129	USD 2,037,426	131,685	(3)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	44	USD 694,936	44,879	(1)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	149	USD 2,353,306	153,214	(4)
PNC Financial Services Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 230.000	212	USD 3,348,328	223,582	(6)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 190.000	317	USD 5,006,698	290,689	(463)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 195.000	317	USD 5,006,698	241,554	(234)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 200.000	317	USD 5,006,698	198,759	(130)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/20/23	USD 100.000	449	USD 4,454,080	380,303	(102,819)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/20/23	USD 100.000	439	USD 4,354,880	400,298	(100,530)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/20/23	USD 105.000	449	USD 4,454,080	299,483	(28,411)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/20/23	USD 105.000	439	USD 4,354,880	310,145	(27,778)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/20/23	USD 97.500	449	USD 4,454,080	420,713	(167,685)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/20/23	USD 97.500	439	USD 4,354,880	449,510	(163,950)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/19/24	USD 100.000	588	USD 5,832,960	634,346	(802,871)
Starbucks Corp.	Goldman Sachs & Co.	Call	01/19/24	USD 105.000	588	USD 5,832,960	522,162	(661,716)
TE Connectivity Ltd.	JPMorgan Chase Bank N.A.	Call	01/20/23	USD 120.000	926	USD10,630,480	439,924	(108,005)
Thermo Fisher Scientific, Inc.	Citigroup Global Markets	Call	01/20/23	USD 640.000	154	USD 8,480,626	412,949	(2,966)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 540.000	292	USD15,481,256	789,857	(240,533)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 560.000	164	USD 8,694,952	431,537	(43,171)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/20/23	USD 580.000	164	USD 8,694,952	325,433	(11,562)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/19/24	USD 580.000	334	USD17,708,012	1,869,398	(1,424,851)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD 600.000	353	USD18,715,354	1,171,314	(1,241,724)
Yum! Brands, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 145.000	101	USD 1,293,608	33,027	(307)
Yum! Brands, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 145.000	235	USD 3,009,880	68,357	(714)
Yum! Brands, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 150.000	101	USD 1,293,608	19,291	(70)
Yum! Brands, Inc.	Wells Fargo Securities, LLC	Call	01/20/23	USD 150.000	235	USD 3,009,880	49,613	(163)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/19/24	USD 145.000	356	USD 4,559,648	200,108	(270,737)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/19/24	USD 150.000	356	USD 4,559,648	178,744	(214,964)
Yum! Brands, Inc.	Wells Fargo Securities, LLC	Call	01/19/24	USD 140.000	1,440	USD18,443,520	1,424,167	(1,364,243)
							$39,509,140	$(11,096,460)

Currency Abbreviations

USD  —  United States Dollar

See Accompanying Notes to Financial Statements

73

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$11,096,460
Total Liability Derivatives		$11,096,460

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$48,782,317
Total	$48,782,317

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$113,209,032
Total	$113,209,032

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	Citigroup Global Markets	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	Susquehanna International Group LLP	Wells Fargo Securities, LLC	Totals
Liabilities:
Written options	$2,210,462	$2,055,760	$3,276,755	$26	$3,553,457	$11,096,460
Total Liabilities	$2,210,462	$2,055,760	$3,276,755	$26	$3,553,457	$11,096,460
Net OTC derivative instruments by counterparty, at fair value	$(2,210,462)	$(2,055,760)	$(3,276,755)	$(26)	$(3,553,457)	$(11,096,460)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(2,210,462)	$(2,055,760)	$(3,276,755)	$(26)	$(3,553,457)	$(11,096,460)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $7,676,090,049.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$201,644,353
Gross Unrealized Depreciation	(468,060,341)
Net Unrealized Depreciation	$(266,415,988)

See Accompanying Notes to Financial Statements

74

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Communication Services: 5.1%
33,001		AT&T, Inc.	$607,548	0.2
96,126		Comcast Corp. — Class A	3,361,526	1.0
7,029		Fox Corp. — Class B	199,975	0.1
14,200	(1)	Meta Platforms, Inc.	1,708,828	0.5
295,708		News Corp — Class A	5,381,886	1.5
14,200	(2)	Paramount Global — Class B	239,696	0.1
55,805		Verizon Communications, Inc.	2,198,717	0.6
43,538	(1)	Walt Disney Co.	3,782,582	1.1
15,942	(1)	Warner Bros Discovery, Inc.	151,130	0.0
			17,631,888	5.1

		Consumer Discretionary: 5.0%
18,800		Best Buy Co., Inc.	1,507,948	0.4
61,464		Kohl’s Corp.	1,551,966	0.5
72,431	(1)	Las Vegas Sands Corp.	3,481,758	1.0
123,541	(1)	Mattel, Inc.	2,203,971	0.6
36,500		TJX Cos., Inc.	2,905,400	0.8
460,326		Volkswagen AG ADR	5,698,836	1.7
			17,349,879	5.0

		Consumer Staples: 7.0%
143,509		Conagra Brands, Inc.	5,553,798	1.6
2,700		Constellation Brands, Inc.	625,725	0.2
39,319		Kimberly-Clark Corp.	5,337,554	1.5
7,600		Mondelez International, Inc.	506,540	0.2
58,237		Philip Morris International, Inc.	5,894,167	1.7
47,289		Tyson Foods, Inc.	2,943,740	0.9
22,811		Walmart, Inc.	3,234,372	0.9
			24,095,896	7.0

		Energy: 8.6%
6,174		Chevron Corp.	1,108,171	0.3
21,900		Enbridge, Inc.	856,290	0.3
30,417		EOG Resources, Inc.	3,939,610	1.1
48,466		Exxon Mobil Corp.	5,345,800	1.5
21,172		Hess Corp.	3,002,613	0.9
3,376		Targa Resources Corp.	248,136	0.1
97,586	(2)	TC Energy Corp.	3,889,778	1.1
177,636	(2)	TotalEnergies SE ADR	11,027,643	3.2
7,400		Williams Cos., Inc.	243,460	0.1
			29,661,501	8.6

		Financials: 21.1%
135,697		American International Group, Inc.	8,581,478	2.5
11,900		Apollo Global Management, Inc.	759,101	0.2
55,518		Bank of America Corp.	1,838,756	0.5
20,800		Carlyle Group, Inc./The	620,672	0.2
22,072		Charles Schwab Corp.	1,837,715	0.5
31,180		Chubb Ltd.	6,878,308	2.0
40,300		Citigroup, Inc.	1,822,769	0.5
190,781		Equitable Holdings, Inc.	5,475,415	1.6
106,944		Fifth Third Bancorp	3,508,833	1.0
12,551	(2)	Franklin Resources, Inc.	331,095	0.1
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
12,300		Goldman Sachs Group, Inc.	$4,223,574	1.2
43,900		Hartford Financial Services Group, Inc.	3,328,937	1.0
325,352		Huntington Bancshares, Inc.	4,587,463	1.3
18,407		JPMorgan Chase & Co.	2,468,379	0.7
59,742		Loews Corp.	3,484,751	1.0
75,601		Metlife, Inc.	5,471,244	1.6
30,142		Morgan Stanley	2,562,673	0.8
4,154		PNC Financial Services Group, Inc.	656,083	0.2
2,212		Raymond James Financial, Inc.	236,352	0.1
28,343		State Street Corp.	2,198,566	0.6
36,400		US Bancorp	1,587,404	0.5
254,462		Wells Fargo & Co.	10,506,736	3.0
			72,966,304	21.1

		Health Care: 17.4%
32,429		AbbVie, Inc.	5,240,851	1.5
29,143		AstraZeneca PLC ADR	1,975,895	0.6
22,215		Becton Dickinson & Co.	5,649,275	1.6
3,800	(1)	Biogen, Inc.	1,052,296	0.3
25,600		Cardinal Health, Inc.	1,967,872	0.6
26,908	(1)	Centene Corp.	2,206,725	0.6
12,415		Cigna Corp.	4,113,586	1.2
41,650		CVS Health Corp.	3,881,364	1.1
15,656		Elevance Health, Inc.	8,031,058	2.3
38,926		Johnson & Johnson	6,876,278	2.0
39,136		Medtronic PLC	3,041,650	0.9
29,442		Merck & Co., Inc.	3,266,590	0.9
90,776		Pfizer, Inc.	4,651,362	1.4
70,815		Sanofi ADR	3,429,570	1.0
59,700		Viatris, Inc.	664,461	0.2
31,238		Zimmer Biomet Holdings, Inc.	3,982,845	1.2
			60,031,678	17.4

		Industrials: 10.8%
4,200		3M Co.	503,664	0.2
16,224	(1)	Boeing Co.	3,090,510	0.9
3,600		Cummins, Inc.	872,244	0.3
10,247		Flowserve Corp.	314,378	0.1
121,237		General Electric Co.	10,158,448	2.9
26,515		L3Harris Technologies, Inc.	5,520,688	1.6
4,860		Paccar, Inc.	480,994	0.1
52,439		Siemens AG ADR	3,607,279	1.0
48,562	(1)	Southwest Airlines Co.	1,635,083	0.5
28,900		Stanley Black & Decker, Inc.	2,170,968	0.6
42,215	(1)	Stericycle, Inc.	2,106,106	0.6
39,220		United Parcel Service, Inc. — Class B	6,818,005	2.0
			37,278,367	10.8

		Information Technology: 6.9%
2,000		Accenture PLC	533,680	0.2
26,338		Applied Materials, Inc.	2,564,795	0.7
28,780		Cisco Systems, Inc.	1,371,079	0.4

See Accompanying Notes to Financial Statements

75

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
28,000	(1)	Fiserv, Inc.	$2,829,960	0.8
18,018		Microsoft Corp.	4,321,077	1.2
1,948		NXP Semiconductor NV — NXPI — US	307,842	0.1
65,244		Qualcomm, Inc.	7,172,925	2.1
4,797		Samsung Electronics Co., Ltd. 005930	210,556	0.1
7,900		TE Connectivity Ltd.	906,920	0.3
21,321		Texas Instruments, Inc.	3,522,656	1.0
			23,741,490	6.9

		Materials: 4.2%
74,098		CF Industries Holdings, Inc.	6,313,150	1.8
2,672		DuPont de Nemours, Inc.	183,379	0.0
22,198		International Flavors & Fragrances, Inc.	2,327,238	0.7
140,080		International Paper Co.	4,850,971	1.4
10,800		RPM International, Inc.	1,052,460	0.3
			14,727,198	4.2

		Real Estate: 3.9%
81,730		Equity Residential	4,822,070	1.4
84,565		Rayonier, Inc.	2,787,262	0.8
9,900		Vornado Realty Trust	206,019	0.1
7,700		Welltower, Inc.	504,735	0.1
168,890		Weyerhaeuser Co.	5,235,590	1.5
			13,555,676	3.9

		Utilities: 7.6%
26,874		Ameren Corp.	2,389,636	0.7
67,446		Dominion Energy, Inc.	4,135,789	1.2
64,420		NiSource, Inc.	1,766,396	0.5
28,700	(1)	PG&E Corp.	466,662	0.1
45,791		Sempra Energy	7,076,541	2.1
145,543		Southern Co.	10,393,226	3.0
			26,228,250	7.6
		Total Common Stock (Cost $271,494,735)	337,268,127	97.6

PREFERRED STOCK: 1.2%
		Health Care: 0.4%
26,624		Becton Dickinson and Co.	1,333,330	0.4

		Utilities: 0.8%
23,003		NextEra Energy, Inc. (03/01/2023)	1,166,252	0.3
14,210		NextEra Energy, Inc. (09/01/2025)	713,200	0.2
10,453		NiSource, Inc.	1,079,377	0.3
			2,958,829	0.8
		Total Preferred Stock (Cost $4,191,335)	4,292,159	1.2
		Total Long-Term Investments (Cost $275,686,070)	341,560,286	98.8
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
		Repurchase Agreements: 4.5%
3,629,100	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $3,630,810, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $3,701,682, due 01/15/23–11/20/72)	$3,629,100	1.0
3,629,100	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $3,630,854, collateralized by various U.S. Government Securities, 0.125%–6.250%, Market Value plus accrued interest $3,703,496, due 04/15/23–11/15/52)	3,629,100	1.1
1,391,239	(3)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $1,391,887, collateralized by various U.S. Government Securities, 0.000%–4.500%, Market Value plus accrued interest $1,419,064, due 04/11/23-10/31/29)	1,391,239	0.4
3,629,069	(3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $3,630,795, collateralized by various U.S. Government Securities, 0.000%–4.435%, Market Value plus accrued interest $3,701,651, due 01/03/23-09/09/49)	3,629,069	1.0

See Accompanying Notes to Financial Statements

76

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
3,312,205	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $3,313,780, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $3,378,465, due 01/15/24–02/15/51)	$3,312,205	1.0
		Total Repurchase Agreements (Cost $15,590,713)	15,590,713	4.5

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.6%
1,946,028	(4)	T. Rowe Price Government Reserve Fund, 4.310% (Cost $1,946,028)	$1,946,028	0.6
		Total Short-Term Investments (Cost $17,536,741)	17,536,741	5.1
		Total Investments in Securities (Cost $293,222,811)	$359,097,027	103.9
		Liabilities in Excess of Other Assets	(13,356,751)	(3.9)
		Net Assets	$345,740,276	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$17,631,888	$—	$—	$17,631,888
Consumer Discretionary	17,349,879	—	—	17,349,879
Consumer Staples	24,095,896	—	—	24,095,896
Energy	29,661,501	—	—	29,661,501
Financials	72,966,304	—	—	72,966,304
Health Care	60,031,678	—	—	60,031,678
Industrials	37,278,367	—	—	37,278,367
Information Technology	23,530,934	210,556	—	23,741,490
Materials	14,727,198	—	—	14,727,198
Real Estate	13,555,676	—	—	13,555,676
Utilities	26,228,250	—	—	26,228,250
Total Common Stock	337,057,571	210,556	—	337,268,127
Preferred Stock	2,499,582	1,792,577	—	4,292,159
Short-Term Investments	1,946,028	15,590,713	—	17,536,741
Total Investments, at fair value	$341,503,181	$17,593,846	$—	$359,097,027

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

77

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $294,151,608.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$77,781,009
Gross Unrealized Depreciation	(12,835,330)
Net Unrealized Appreciation	$64,945,679

See Accompanying Notes to Financial Statements

78

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$0.0150
Class S	NII	$0.0134
Class S2	NII	$0.0124
VY® CBRE Global Real Estate Portfolio
Class ADV	NII	$0.2934
Class I	NII	$0.3799
Class S	NII	$0.3431
Class S2	NII	$0.3308
All Classes	STCG	$0.0576
All Classes	LTCG	$0.5302
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.2495
Class I	NII	$0.3970
Class S	NII	$0.3298
Class S2	NII	$0.2781
All Classes	STCG	$0.2690
All Classes	LTCG	$3.0092
VY® JPMorgan Emerging Markets Equity Portfolio
All Classes	LTCG	$5.0432
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.0494
Class R6	NII	$0.1559
Class S	NII	$0.1022
Class S2	NII	$0.0716
All Classes	STCG	$0.0149
All Classes	LTCG	$1.4726
Portfolio Name	Type	Per Share Amount
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2569
Class I	NII	$0.4051
Class R6	NII	$0.4051
Class S	NII	$0.3370
Class S2	NII	$0.2927
All Classes	STCG	$1.0052
All Classes	LTCG	$2.6765
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1657
Class I	NII	$0.2245
Class S	NII	$0.1974
Class S2	NII	$0.1824
All Classes	STCG	$0.1066
All Classes	LTCG	$1.0496

NII—Net investment income

STCG—Short-term capital gain

LTCG—Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	70.95%
VY® JPMorgan Emerging Markets Equity Portfolio	0.85%
VY® Morgan Stanley Global Franchise Portfolio	100.00%
VY® T. Rowe Price Capital Appreciation Portfolio	25.58%
VY® T. Rowe Price Equity Income Portfolio	94.26%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® CBRE Global Real Estate Portfolio	$8,725,117
VY® Invesco Growth and Income Portfolio	$49,485,751
VY® JPMorgan Emerging Markets Equity Portfolio	$97,648,575
VY® Morgan Stanley Global Franchise Portfolio	$31,288,399
VY® T. Rowe Price Capital Appreciation Portfolio	$710,644,044
VY® T. Rowe Price Equity Income Portfolio	$33,457,979

79

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$1,202,052	$0.0454	62.73%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

80

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	132	RSR Partners, Inc, (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	The Royce Funds (22 funds) (December 2009–Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015–Present	Retired.	132	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

81

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023–Present
Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023–Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020–Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019–January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015–March 2019).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022–Present
Senior Vice President, Voya Investment Management (December 2022–Present). Formerly, Brighthouse Financial, Inc.–Head of Funds Compliance; Chief Compliance Officer–Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017–December 2022).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present
Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022–Present); Director, Voya Investments, LLC (September 2022–Present); Senior Vice President, Voya Investments, LLC (April 2005–Present). Formerly, President, Voya Funds Services, LLC (March 2018–September 2022).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003 Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022–Present
Senior Vice President, Voya Investments, LLC (February 2022–Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021–Present). Formerly, Vice President, Voya Investments, LLC (October 2015–February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015–August 2021).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022–Present
Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022–Present); Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–February 2022); Vice President, Voya Investment Management (March 2014–February 2018).

82

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022–Present September 2020–Present
Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (January 2013–September 2020).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2012–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	November 1999–Present	Vice President, Voya Investments, LLC (August 1997 Present); Vice President, Voya Funds Services, LLC (November 1995 Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2007–Present).

Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022–Present
Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022–Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021–May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016–March 2021).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management–Mutual Fund Legal Department (November 2021–Present). Formerly, Associate, Dechert LLP (October 2018–November 2021).

Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (May 2019–Present). Formerly, Attorney, Ropes & Gray LLP (October 2011–April 2019).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018–Present
Compliance Consultant, Voya Financial, Inc. (January 2019–Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

83

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of Voya Government Liquid Assets Portfolio, VY® CBRE Global Real Estate Portfolio (formerly, VY® Clarion Global Real Estate Portfolio), VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal for an additional one year period ending November 30, 2023 of (1) the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, (2) the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, CBRE Investment Management Listed Real Assets LLC (formerly, CBRE Clarion Securities LLC), Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., and T. Rowe Price Associates, Inc. (“TRPA”), the respective sub-advisers to each Portfolio (the “Sub-Advisers”), and (3) the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract” and together with the Management Contracts and the Sub-Advisory Contracts, the “Contracts”) with Morgan Stanley Investment Management Limited, the sub-sub-adviser to VY® Morgan Stanley Global Franchise Portfolio (the “Sub-Sub-Adviser”).

In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers, or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, a Sub-Adviser, or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which

84

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

information was requested in conducting its evaluation of the Manager, a Sub-Adviser, and the Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ and the Sub-Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and the sub-sub-adviser and to recommend appropriate changes in investment strategies, sub-advisers, sub-sub-adviser, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager, the Sub-Advisers, and the Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers and the Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser, and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers or the Sub-Sub Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry

85

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

information regarding economies of scale. In the case of sub-advisory and sub-sub advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers, and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers, or the Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of certain of those Portfolios under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and the Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from Sub-Advisers and the Sub-Sub-Adviser that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager,

86

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Advisers, and the Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s, Sub-Advisers’, and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio outperformed its Morningstar category average for the one-year period, underperformed for the five-year and ten-year periods, and its performance was equal to the performance of its Morningstar category average for the year-to-date and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® CBRE Global Real Estate Portfolio

In considering whether to approve the renewal of the Contracts for VY® CBRE Global Real Estate Portfolio (formerly, VY® Clarion Global Real Estate Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the competitiveness of the Portfolio’s management fee rate and net expense ratio.

87

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and ten-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented. In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the ten-year period, the third quintile for the three-year period, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of sector allocation on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; (2) that, as a result of the Board’s request during the 2022 annual contract renewal cycle, lower fee rates and expense limits were implemented, effective January 1, 2023; and (3) its belief that the Portfolio’s pricing is reasonable.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the one-year period, the third quintile for the three-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) the uniqueness of the Portfolio’s security selection and sector allocation as compared to its primary benchmark and Selected Peer Group and its impact on performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth

88

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is reasonable.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year and three-year periods, and the third quintile for the five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

89

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VIT1AISS2 (1222-022223)

Annual Report
December 31, 2022
Classes ADV, I, P2, R6, S and S2
Voya Investors Trust
■ Voya Balanced Income Portfolio	■ Voya U.S. Stock Index Portfolio
■ Voya High Yield Portfolio	■ VY® CBRE Real Estate Portfolio (formerly, VY® Clarion Real Estate Portfolio)
■ Voya Large Cap Growth Portfolio
■ Voya Large Cap Value Portfolio	■ VY® JPMorgan Small Cap Core Equity Portfolio
■ Voya Limited Maturity Bond Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Balanced Income Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

Common Stock	39.7%
Collateralized Mortgage Obligations	12.5%
Corporate Bonds/Notes	11.2%
Commercial Mortgage-Backed Securities	9.0%
Asset-Backed Securities	8.7%
U.S. Treasury Obligations	4.7%
U.S. Government Agency Obligations	2.5%
Mutual Funds	1.9%
Sovereign Bonds	1.0%
Preferred Stock	0.2%
Exchange-Traded Funds	0.2%
Purchased Options*	0.0%
Assets in Excess of Other Liabilities**	8.4%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Paul Zemsky, CFA, Brian Timberlake, Ph.D., CFA, Vincent Costa, CFA, and Leigh Todd, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“VIM”). — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -13.97% compared to the 60% Bloomberg U.S. Aggregate Bond Index/ 30% Russell 1000® Index/10% MSCI EAFE® Index, the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), the MSCI EAFE® Index (“MSCI EAFE®”), and the Russell 1000® Index which returned -14.72%, -13.01%, -14.45%, and -19.13%, respectively, for the same period.
Portfolio Specifics: The Portfolio started the year overweight to equities relative to fixed income.
As part of its annual review process at the end of April, the Portfolio made modest adjustments to its strategic asset allocation based on our updated long-term capital market assumptions. The update resulted in increasing the Portfolio’s US large cap growth positioning and decreasing US large cap value for a neutral weighting between the asset classes. Also, we increased the international equity allocation.
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

United States Treasury Note, 4.000%, 12/15/25	2.7%
Fannie Mae, 5.000%, 01/15/53	2.4%
Microsoft Corp.	2.1%
Apple, Inc.	1.5%
Voya High Yield Bond Fund - Class P	1.2%
United States Treasury Note, 3.875%, 12/31/27	1.2%
Bank of America Corp., 3.384%, 04/02/26	1.0%
Visa, Inc. - Class A	0.9%
WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/48	0.9%
Eli Lilly & Co.	0.9%
Portfolio holdings are subject to change daily.
During the year, tactical moves relative to the strategic benchmark had negative impacts across the Portfolio.
The Portfolio is comprised of four strategies in weights matching that of the asset class — Voya Strategic Income Opportunities for fixed income exposure, Voya U.S. High Dividend Low Volatility and Voya Large Cap Growth for domestic equity exposures and International High Dividend Low Volatility for international equity exposures. The underlying sleeves contributed to performance during the year, with all but the Voya Large Cap Growth providing positive excess returns.
Current Strategy and Outlook: The Portfolio maintains its conservative, risk-adjusted return profile with investments split between 59% fixed income and 41% equities.

*
Effective October 4, 2022, Leigh Todd, CFA is added as a portfolio manager for the Portfolio. In addition, effective December 31, 2022, is no longer a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Balanced Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-14.30%	1.32%	4.20%
Class I	-13.78%	1.96%	4.81%
Class S	-13.97%	1.69%	4.57%
Class S2	-14.14%	1.54%	4.41%
60% Bloomberg U.S. Aggregate Bond Index/30% Russell 1000® Index/10% MSCI EAFE® Index	-14.72%	3.22%	4.97%
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%
Russell 1000® Index	-19.13%	9.13%	12.37%
MSCI EAFE® Index	-14.45%	1.54%	4.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
The Portfolio’s performance prior to July 9, 2021 reflects returns achieved pursuant to different principal investment strategies.
Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

Voya High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

Corporate Bonds/Notes	95.1%
Bank Loans	0.5%
Common Stock	0.3%
Convertible Bonds/Notes	0.1%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -12.52% compared to the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned -11.18% for the same period.
Portfolio Specifics: The Portfolio underperformed the Index for the year. From a sector perspective, underperformance was driven by the Media and Entertainment sector. Security selection within the sector detracted from performance as radio broadcasting issuers in the Portfolio sold off on increased concern over advertising spending. The wirelines sector also detracted from performance. While our underweight view added to performance, this was offset by security selection. Relative to contributors, the retail sector added to performance. This positive contribution was driven by security selection as we held issuers that rallied on the increasingly positive economic outlook. The wireless sector also contributed positively to performance as both security selection and our underweight position added to performance.
Current Strategy and Outlook: While the near-term possibility of a US recession remains, we currently do not anticipate that economic growth will slow dramatically. This is in part due to our view on the absence of significant imbalances in the corporate sector. Corporate balance sheets are generally in a solid position and should be able to absorb cooling in the near term.
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Occidental Petroleum Corp., 6.625%, 09/01/30	0.7%
Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.6%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.6%
Ford Motor Credit Co. LLC, 4.125%, 08/17/27	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
Southwestern Energy Co., 5.375%, 02/01/29	0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 04/20/29	0.6%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
EnLink Midstream LLC, 5.375%, 06/01/29	0.5%
International Game Technology PLC, 5.250%, 01/15/29	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Going forward, eyes remain on the US Federal Reserve. In the United States, easing inflation pressures should allow the Fed to halt the rapid rate rise, but we do not expect rate cuts until labor markets rebalance. We believe a scenario where the Fed successfully tames inflation without triggering too much of an economic slowdown would be very favorable for the asset class. Conversely, a recessionary environment would be difficult for the more leveraged credits in the high yield market. As the current environment stands, the market is pricing in a mild recession. Relative to positioning, market dynamics and sector views continue to evolve, and as always, our focus will be on security selection and finding pockets of value in an increasingly dispersed market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-12.83%	1.24%	2.91%
Class I	-12.28%	1.85%	3.53%
Class S	-12.52%	1.59%	3.27%
Class S2	-12.63%	1.45%	3.11%
Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index	-11.18%	2.30%	4.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	43.8%
Health Care	15.2%
Consumer Discretionary	11.7%
Industrials	8.0%
Consumer Staples	5.9%
Communication Services	5.9%
Financials	2.5%
Real Estate	2.0%
Energy	1.9%
Utilities	1.2%
Materials	0.7%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Kristy Finnegan, CFA, and Leigh Todd, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares, provided a total return of -30.66% compared to the Russell 1000® Growth Index, which returned -29.14% for the same period.
Portfolio Specifics: The Portfolio underperformed the Index during the reporting period due to stock selection effects. A favorable allocation to communication services and stock selection in health care contributed the most to performance. On an individual stock basis, an overweight position in Eli Lilly and Co., not owning Meta Platforms Inc. and our underweight position in Tesla Inc. added the most value. Conversely, stock selection within the information technology sector detracted the most from performance. On an individual stock basis, owning a non-benchmark position in Marvell Technology. Inc., not owning a position in AbbVie, Inc. and our overweight position in Advanced Micro Devices, Inc. had the greatest negative impact.
Current Strategy and Outlook: From a portfolio positioning standpoint, it is very difficult to predict macro direction but we believe we are closer to a bottom given the level of pessimism regarding 2023 expectations as higher costs would not finish flowing through until sometime mid next year. We have started to slowly increase our exposure to more economically
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Microsoft Corp.	11.9%
Apple, Inc.	8.6%
Visa, Inc. - Class A	4.9%
Alphabet, Inc. - Class A	4.4%
Eli Lilly & Co.	4.0%
Amazon.com, Inc.	3.9%
Constellation Brands, Inc.	2.8%
Nvidia Corp.	2.4%
DexCom, Inc.	2.2%
Boston Scientific Corp.	2.0%
Portfolio holdings are subject to change daily.
sensitive companies given this backdrop while still balancing the portfolio by also focusing on companies that we believe are more resilient in a slowing economic environment.

*
Effective December 31, 2022, Jeffrey Bianchi, CFA and Michael Pytosh no longer serveas portfolio managers for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-30.97%	6.64%	11.09%
Class I	-30.50%	7.30%	11.75%
Class R6(1)	-30.47%	7.31%	11.76%
Class S	-30.66%	7.04%	11.47%
Class S2	-30.80%	6.87%	11.30%
Russell 1000® Growth Index	-29.14%	10.96%	14.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Financials	20.7%
Health Care	16.4%
Communication Services	9.5%
Industrials	9.3%
Information Technology	8.9%
Energy	7.9%
Consumer Staples	7.6%
Utilities	5.5%
Materials	4.9%
Consumer Discretionary	4.7%
Real Estate	4.2%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -3.47% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -7.54% for the same period.
Portfolio Specifics: For the year to date period ended December 31, 2022, the Portfolio outperformed the Index, primarily due to strong security selection. On the sector level, stock selection within the industrials and, to a lesser degree, health care and information technology sectors had the largest positive impact on performance. Key contributors included overweight positions in ConocoPhillips and McKesson Corp., as well as owning a non-benchmark position in BP p.l.c Sponsored ADR.
By contrast, the consumer discretionary and energy sectors had the largest negative impact on performance. At the individual stock level, the biggest detractors included not owning Exxon Mobil Corp., an overweight position in Caesars Entertainment Inc. and owning a non-benchmark position in Expedia Group, Inc.
Current Strategy and Outlook: From a portfolio positioning standpoint, we have continued to lean more into cyclical stocks
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

JPMorgan Chase & Co.	4.9%
AT&T, Inc.	4.3%
Philip Morris International, Inc.	3.8%
Bristol-Myers Squibb Co.	2.9%
Truist Financial Corp.	2.7%
Arthur J. Gallagher & Co.	2.6%
Howmet Aerospace, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.5%
Bank of New York Mellon Corp.	2.3%
Kraft Heinz Co.	2.3%
Portfolio holdings are subject to change daily.
in the portfolio as they are trading at a historic discount to more stable companies and we believe that is unsustainable. With investor sentiment at all-time lows and our belief that better news on the economic and inflation front coupled with companies’ fundamental factors being better than feared setup well for more economically sensitive companies with depressed valuations to outperform going forward, in our opinion.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class S2 September 9, 2013
Class ADV	-3.88%	7.89%	9.70%	—
Class I	-3.21%	8.55%	10.37%	—
Class R6(1)	-3.26%	8.56%	10.36%	—
Class S	-3.47%	8.26%	10.09%	—
Class S2	-3.69%	8.10%	—	8.60%
Russell 1000® Value Index	-7.54%	6.67%	10.29%	8.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

Corporate Bonds/Notes	34.0%
U.S. Treasury Obligations	30.8%
Asset-Backed Securities	17.7%
Commercial Mortgage-Backed Securities	7.8%
Collateralized Mortgage Obligations	5.5%
U.S. Government Agency Obligations*	0.0%
Assets in Excess of Other Liabilities**	4.2%
Net Assets	100.0%
* Amount is less than 0.5%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -4.94% compared to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index, which returned -3.69% for the same period.
Portfolio Specifics: Sector allocation detracted most for the reporting period. The largest detraction came from commercial mortgage-backed securities (“CMBS”), as this sector was pricing in a recessionary scenario amid higher rates. Non-agency residential mortgage-backed securities (“RMBS”) also detracted modestly. Investment grade (“IG”) corporates modestly contributed, as well as asset-backed securities (“ABS”). Security selection did not meaningfully contribute. Duration and yield curve positioning detracted from results as rates continued to move higher amid mixed data prints and hawkish US Federal Reserve (“Fed”) messaging.
Futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) detracted from performance over the reporting period.
Current Strategy and Outlook: In the United States, easing inflation pressures should allow the Fed to halt the rapid rate rise, but we do not expect rate cuts until labor markets rebalance. We believe the cumulative effects of central bank tightening, disruption in
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

United States Treasury Note, 4.250%, 12/31/24	11.8%
United States Treasury Note, 4.000%, 12/15/25	11.8%
United States Treasury Note, 1.625%, 10/31/23	4.9%
WFRBS Commercial Mortgage Trust 2013-C14 C, 3.957%, 06/15/46	1.2%
VMC Finance 2021-FL4 C LLC, 6.589%, 06/16/36	1.0%
United States Treasury Note, 0.125%, 05/31/23	1.0%
BPR Trust 2021-WILL C, 8.318%, 06/15/38	0.9%
CSWF 2021-SOP2 D, 6.635%, 06/15/34	0.6%
Ginnie Mae Series 2016-H06 FD, 4.418%, 07/20/65	0.6%
OHA Credit Partners XVI 2021-16A A, 5.344%, 10/18/34	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the energy supply and the fading impact of Covid stimulus will push global growth below potential and threaten recession in several key economies — particularly in the Eurozone. While, in our view, the probability of a US recession is high, we do not anticipate that economic growth will drop suddenly. This is in part because we do not see significant imbalances in either the corporate or consumer segments. Corporate balance sheets are merely cooling from their very strong positions, and consumer spending is still supported by excess savings left over from various covid stimulus packages.
If a recession happens, it will be a painful experience for many people. But from an economic perspective, it will be a necessary medicine to ensure the healthy functioning of an economy. A side effect will be higher unemployment, driven by the decrease in demand for labor. But on the flip side, companies have been struggling to recruit skilled talent, which could cause many of them to hold onto workers in a downturn. It is our belief that the persistent shortfall in the labor supply should keep the unemployment rate from going too high, too quickly.
That said, the speed of interest rate hikes has been swift and unrelenting, increasing the strain on the markets. Housing has fallen, crypto is in crisis, and the September rout in the United Kingdom government bond market forced many UK pension plans to offload assets. Cautious of additional imbalances lurking, we remain relatively defensive while we wait for more attractive entry points to increase exposures in the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and i mposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-5.26%	0.23%	0.38%
Class I	-4.66%	0.86%	0.99%
Class S	-4.94%	0.59%	0.74%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	-3.69%	0.92%	0.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	25.3%
Health Care	15.6%
Financials	11.5%
Consumer Discretionary	9.6%
Industrials	8.5%
Communication Services	7.2%
Consumer Staples	7.1%
Energy	5.2%
Utilities	3.1%
Materials	2.7%
Real Estate	2.7%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -18.35% compared to the S&P 500® Index, which returned -18.11% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
During the reporting period, absolute performance was strongest within energy, utilities and consumer staples. By contrast, information technology, consumer discretionary and communication services were the bottom performing sectors on an absolute basis for the reporting period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Apple, Inc.	6.0%
Microsoft Corp.	5.5%
Amazon.com, Inc.	2.3%
Berkshire Hathaway, Inc. - Class B	1.7%
Alphabet, Inc. - Class A	1.6%
UnitedHealth Group, Inc.	1.5%
Alphabet, Inc. - Class C	1.4%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.4%
JPMorgan Chase & Co.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.78%	8.56%	11.67%
Class I	-18.35%	9.14%	12.26%
Class P2(1)	-18.23%	9.25%	12.33%
Class S	-18.50%	8.88%	12.00%
Class S2	-18.63%	8.70%	11.82%
S&P 500® Index	-18.11%	9.42%	12.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® CBRE Real Estate Portfolio	Portfolio Managers’ Report

REIT Diversification as of December 31, 2022 (as a percentage of net assets)

Specialized REITs	28.2%
Residential REITs	18.3%
Industrial REITs	17.8%
Retail REITs	15.7%
Office REITs	6.9%
Hotel & Resort REITs	4.9%
Health Care REITs	3.8%
Diversified REITs	1.6%
Real Estate Operating Companies	1.2%
Hotels, Resorts & Cruise Lines	0.5%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® CBRE Real Estate Portfolio* (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed* by Joseph P. Smith, CFA, President, and Chief Investment Officer, Jonathan D. Miniman, CFA, and Kenneth S. Weinberg, CFA, Portfolio Managers of CBRE Investment Management Listed Real Assets LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -27.14% compared to the MSCI U.S. REIT® Index, which returned -24.51% for the same period.
Portfolio Specifics: For 2022, real estate stocks finished down -24.5% as the capital markets battled the headwinds of a sharp rise in inflation, a significant increase in interest rates and the increasing probability of an economic slowdown. In a year of higher interest rates and lower economic growth, underperformance is striking considering that REITs have resilient earnings compared to equities, growing dividends compared to bonds, and the same underlying assets as private real estate. While all property types traded down for the year, underlying fundamentals remained strong. The average earnings growth for the sector averaged slightly over 10% and dividend growth in 2022 was slightly over 20%. Companies in several sector saw material increases in occupancy and were able to raise rents accordingly.
The Portfolio lagged the benchmark during the period as value from sector allocation was more than offset by the negative impact of stock selection. From a stock selection standpoint, holdings in the residential, hotel, office and storage sectors accounted of a majority of the relative underperformance. Meanwhile, stock selection added value in the healthcare and net lease sectors. Sector allocation decisions contributed to relative performance as an overweight to the outperforming hotel sector combined with underweights to the underperforming data center, office and industrial sectors benefited relative performance. An underweight to the outperforming net lease sector detracted from performance during the period.
Current Strategy and Outlook: We believe the underperformance of REITs in 2022 has created an opportunity for investors. At the end of the year, REITs traded at a ~21% discount to estimates of NAV or intrinsic value — estimates that we have already lowered by ~15% to reflect market conditions and the current economic landscape. Historically, when REIT valuations have traded
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

ProLogis, Inc.	11.3%
Equinix, Inc.	7.8%
Simon Property Group, Inc.	5.3%
Life Storage, Inc.	4.8%
CubeSmart	4.8%
Alexandria Real Estate Equities, Inc.	4.6%
Ventas, Inc.	3.8%
Invitation Homes, Inc.	3.7%
Sun Communities, Inc.	3.5%
Digital Realty Trust, Inc.	3.5%
Portfolio holdings are subject to change daily.
at material discounts to NAV, investors have benefited from buying the space.
We believe real estate stocks are oversold and are very attractively valued relative to private market real estate. In addition, it is our opinion that real estate stocks offer above-average and growing dividend yields, inflation-protected earnings growth, and a history of outperformance during periods of above-average inflation. We believe investors committing capital to listed real estate at this time have the potential to earn an attractive absolute and relative long-term total return.
We own a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at reasonable valuations. We are overweight residential, storage, malls, hotels, and data centers.

*
Effective May 1, 2022, the Portfolio changed its name from “VY® Clarion Real Estate Portfolio” to “VY® CBRE Real Estate Portfolio.” In conjunction with the Portfolio name change, the Sub-Adviser’s name changed from “CBRE Clarion Securities LLC” to “CBRE Investment Management Listed Real Assets LLC.” Lastly, effective May 1, 2022, T. Ritson Ferguson was removed as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	VY® CBRE Real Estate Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-27.40%	3.77%	5.87%
Class I	-26.97%	4.39%	6.50%
Class S	-27.14%	4.14%	6.24%
Class S2	-27.25%	3.98%	6.08%
MSCI U.S. REIT® Index	-24.51%	3.69%	6.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® CBRE Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Industrials	21.2%
Financials	17.0%
Health Care	14.2%
Information Technology	12.8%
Consumer Discretionary	10.2%
Real Estate	5.7%
Consumer Staples	5.5%
Materials	4.3%
Energy	2.9%
Utilities	2.6%
Communication Services	1.0%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Wonseok Choi, Ph.D., Managing Director, Akash Gupta, CFA, Executive Director, Johnathan Tse, CFA, Executive Director and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -17.76% compared to the Russell 2000® Index, which returned -20.44% for the same period.
Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index Index during the year. Stock selection in the systems hardware and consumer cyclical sectors contributed the most towards performance. Alternatively, stock selection in the pharmaceutical and finance sectors detracted.
On the positive side, overweight allocations in Super Micro Computers and Axsome Therapeutics were top individual contributors towards performance. SMCI, the top contributing stock over the period, designs, develops, manufactures and sells server solutions based on modular and open-standard architecture. An overweight in SMCI buoyed results after reporting Q1 earnings which exceeded expectations and provided a strong outlook. Sales jumped 79% Y/Y, above the company’s guidance range of $1.52B to $1.62B, with a growth rate about 10 times greater than the overall industry average. The company was also added to the S&P MidCap 400 Index effective late December.
On the negative side, overweight allocations in Fate Therapeutics (“FATE”) and Fluence Energy (“FLNC”) were the top individual detractors from results. FATE researches and develops therapies to repair and regenerate body tissues with the help of stem cells. Most recently, shares fell after the company announced preclinical data with its partner GT Biopharma to
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

WillScot Mobile Mini Holdings Corp.	0.9%
BJ’s Wholesale Club Holdings, Inc.	0.9%
MSA Safety, Inc.	0.9%
Portland General Electric Co.	0.8%
Primo Water Corp.	0.8%
Wintrust Financial Corp.	0.8%
Power Integrations, Inc.	0.8%
Aptargroup, Inc.	0.8%
HealthEquity, Inc.	0.8%
RLI Corp.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
highlight the potential of a new therapeutic approach to treat acute myeloid leukemia. The news was underwhelming to the market and subsequently led to two downgrades with one firm noting there is a need for clinical validation to differentiate the approach in a market with plenty of indications where currently available treatments have set the bar high.
From a proprietary attribution standpoint, strong results were driven by the alpha model. From a factor perspective, valuation, momentum and quality all contributed.
The fundamental outperformed the Russell 2000 Index during 2022. In a challenging market environment, the portfolio's structural bias of owning higher quality companies and lower beta profile was rewarded. Much of the outperformance was driven by those companies with more defensive and durable business models. Stock selection within industrials and consumer discretionary contributed the most. Energy was the lone detractor from a sector perspective, where the portfolio has no exposure.
Performance Food Group was the top contributor in 2022 on continued strong execution with guidance raised. The stock’s more defensive nature also benefited in the current market environment. WillScot Mobile Mini also outperformed on strong results throughout the year. Management also provided positive commentary on potential 2023 growth.
Syneos Health was a top detractor after posting a few quarters of disappointing results. Management also lowered guidance. Contract decision delays and some execution missteps contributed to the stock's leg down. Q2 was also a top detractor as the stock was pressured by rising rates and a general flight to safety.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Quantitative sleeve: We continue to focus on fundamentals of the economy and company earnings. Inflation and other uncertainties, such as the tightening liquidity, lingering supply chain constraints and economic impacts of the war in Ukraine, will be integral to investor sentiment moving forward.
While the economy teeters on the edge of recession, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.
Fundamental sleeve: We seek to own high-quality businesses, run by management teams with a proven track record of creating shareholder value, at attractive valuations. The team continues to take profits on defensives and cyclicals which have been relative outperformers. Proceeds have been allocated to positions that have underperformed. This includes select areas of technology, banks, real estate, and industrial cyclicals. Industrials and consumer discretionary are top overweights. Energy and health care are top underweights. The health care underweight has narrowed meaningfully driven by portfolio outperformance. The opportunity within small caps remains — absolute and relative valuations remain near historic lows for the Russell 2000 Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-18.08%	4.68%	9.67%
Class I	-17.57%	5.32%	10.34%
Class R6(1)	-17.55%	5.31%	10.33%
Class S	-17.76%	5.06%	10.06%
Class S2	-17.86%	4.90%	9.90%
Russell 2000® Index	-20.44%	4.13%	9.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Balanced Income Portfolio
Class ADV	$1,000.00	$988.30	1.20%	$6.01	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	991.10	0.60	3.01	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	989.90	0.85	4.26	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	988.40	1.00	5.01	1,000.00	1,020.16	1.00	5.09
Voya High Yield Portfolio
Class ADV	$1,000.00	$1,029.20	1.08%	$5.52	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,032.30	0.48	2.46	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,031.00	0.73	3.74	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,030.20	0.88	4.50	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$979.70	1.27%	$6.34	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	983.20	0.67	3.35	1,000.00	1,021.83	0.67	3.41
Class R6	1,000.00	983.90	0.67	3.35	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	982.00	0.92	4.60	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	981.40	1.07	5.34	1,000.00	1,019.81	1.07	5.45

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,055.30	1.24%	$6.42	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,059.20	0.64	3.32	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,058.70	0.64	3.32	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,058.20	0.89	4.62	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,055.70	1.04	5.39	1,000.00	1,019.96	1.04	5.30
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$987.20	0.88%	$4.41	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	989.60	0.28	1.40	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	988.60	0.53	2.66	1,000.00	1,022.53	0.53	2.70
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,018.60	0.80%	$4.07	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,021.60	0.27	1.38	1,000.00	1,023.84	0.27	1.38
Class P2	1,000.00	1,022.00	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,020.50	0.51	2.60	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,019.80	0.67	3.41	1,000.00	1,021.83	0.67	3.41
VY® CBRE Real Estate Portfolio
Class ADV	$1,000.00	$942.00	1.28%	$6.27	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	944.60	0.68	3.33	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	943.60	0.93	4.56	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	943.00	1.08	5.29	1,000.00	1,019.76	1.08	5.50
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,047.70	1.47%	$7.59	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,051.60	0.87	4.50	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	1,051.70	0.87	4.50	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,050.00	1.12	5.79	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,049.50	1.27	6.56	1,000.00	1,018.80	1.27	6.46

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Real Estate Portfolio (formerly, VY® Clarion Real Estate Portfolio) and VY® JPMorgan Small Cap Core Equity Portfolio and the Board of Trustees of Voya Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Real Estate Portfolio (formerly, VY® Clarion Real Estate Portfolio) and VY® JPMorgan Small Cap Core Equity Portfolio (collectively referred to as the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$216,928,527	$378,147,320	$3,626,267,713	$498,509,180
Investments in affiliates at fair value**	4,484,879	—	—	—
Short-term investments at fair value†	2,001,861	35,956,143	48,273,000	6,141,477
Cash	26,323,990	—	468,344	298,161
Cash collateral for futures contracts	683,800	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,220,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	2,210,000	—	—	—
Foreign currencies at value‡	89,665	—	—	138,900
Receivables:
Investment securities sold	611,236	538,500	—	—
Fund shares sold	89,716	201,339	1,900,169	114,274
Dividends	135,193	—	873,956	601,935
Interest	936,305	7,084,103	1,909	198
Foreign tax reclaims	161,971	—	48,300	200,851
Unrealized appreciation on forward foreign currency contracts	176,332	—	—	—
Unrealized appreciation on forward premium swaptions	12,797	—	—	—
Unrealized appreciation on OTC swap agreements	5,060	—	—	—
Prepaid expenses	1,401	—	23,896	2,875
Reimbursement due from Investment Adviser	15,871	—	166,765	92,684
Other assets	18,149	25,892	207,233	54,575
Total assets	256,106,753	421,953,297	3,678,231,285	506,155,110
LIABILITIES:
Payable for investment securities purchased	3,252,529	—	2,104,657	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	6,017,706	—	—	—
Payable for fund shares redeemed	197,678	157,979	777,570	495,151
Payable upon receipt of securities loaned	2,001,861	27,279,315	—	4,297,477
Unrealized depreciation on forward foreign currency contracts	201,983	—	—	—
Unrealized depreciation on forward premium swaptions	120,933	—	—	—
Variation margin payable on centrally cleared swaps	37,534	—	—	—
Variation margin payable on futures contracts	11,209	—	—	—
Payable for unified fees	—	161,574	—	—
Payable for investment management fees	125,014	—	2,110,770	318,496
Payable for distribution and shareholder service fees	66,023	70,966	920,009	29,394
Payable to custodian due to bank overdraft	—	148,772	—	—
Payable to trustees under the deferred compensation plan (Note 6)	18,149	25,892	207,233	54,575
Payable for trustee fees	703	—	11,092	1,247
Other accrued expenses and liabilities	52,292	—	489,999	161,585
Written options, at fair value^	2,085,652	—	—	—
Total liabilities	14,189,266	27,844,498	6,621,330	5,357,925
NET ASSETS	$241,917,487	$394,108,799	$3,671,609,955	$500,797,185
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$269,917,276	$504,231,894	$4,321,403,937	$473,543,662
Total distributable earnings (loss)	(27,999,789)	(110,123,095)	(649,793,982)	27,253,523
NET ASSETS	$241,917,487	$394,108,799	$3,671,609,955	$500,797,185
+ Including securities loaned at value	$1,923,240	$26,521,385	$—	$4,168,955
* Cost of investments in securities	$235,616,075	$434,003,469	$4,081,102,289	$475,125,662
** Cost of investments in affiliates	$5,309,523	$—	$—	$—
† Cost of short-term investments	$2,001,861	$35,958,131	$48,273,000	$6,141,477
‡ Cost of foreign currencies	$89,184	$—	$—	$142,876
^ Premiums received on written options	$2,180,959	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Class ADV
Net assets	$48,683,577	$61,171,583	$1,263,757,237	$46,053,595
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,138,344	7,431,893	164,281,467	9,536,161
Net asset value and redemption price per share	$7.93	$8.23	$7.69	$4.83
Class I
Net assets	$6,023,832	$152,174,864	$1,251,871,446	$357,383,992
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	714,828	18,475,098	126,720,500	68,387,623
Net asset value and redemption price per share	$8.43	$8.24	$9.88	$5.23
Class R6
Net assets	n/a	n/a	$53,899,837	$72,041,940
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	5,447,175	13,828,890
Net asset value and redemption price per share	n/a	n/a	$9.90	$5.21
Class S
Net assets	$184,512,501	$179,355,279	$1,066,003,968	$25,128,175
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,020,982	21,791,017	116,545,067	5,069,942
Net asset value and redemption price per share	$8.38	$8.23	$9.15	$4.96
Class S2
Net assets	$2,697,577	$1,407,073	$36,077,467	$189,483
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	322,583	170,782	4,049,361	38,110
Net asset value and redemption price per share	$8.36	$8.24	$8.91	$4.97
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$357,541,028	$6,829,460,741	$194,984,267	$447,498,857
Short-term investments at fair value†	62,622,927	99,768,126	3,233,480	22,654,895
Cash	—	2,146,357	—	—
Cash collateral for futures contracts	577,325	5,766,400	—	421,500
Cash pledged for centrally cleared swaps (Note 2)	300,000	—	—	—
Receivables:
Investment securities sold	279,838	—	371,487	178,086
Fund shares sold	376,241	1,627,471	94,534	40,231
Dividends	44,047	6,203,599	1,070,157	492,004
Interest	1,587,909	—	—	—
Foreign tax reclaims	—	—	—	13,558
Prepaid expenses	—	—	1,205	—
Reimbursement due from Investment Adviser	—	326,946	39,228	—
Other assets	11,751	161,731	19,577	22,399
Total assets	423,341,066	6,945,461,371	199,813,935	471,321,530
LIABILITIES:
Payable for investment securities purchased	44,969,347	—	—	947,722
Payable for fund shares redeemed	262,089	995,932	12,659	384,470
Payable upon receipt of securities loaned	4,865,927	5,081,126	2,201,100	10,116,919
Variation margin payable on centrally cleared swaps	4,024	—	—	—
Variation margin payable on futures contracts	57,926	280,873	—	20,460
Payable for unified fees	87,023	1,543,589	—	346,569
Payable for investment management fees	—	—	134,958	—
Payable for distribution and shareholder service fees	19,161	130,561	54,035	75,973
Payable to custodian due to bank overdraft	705	—	—	—
Payable to trustees under the deferred compensation plan (Note 6)	11,751	161,731	19,577	22,399
Payable for trustee fees	—	—	607	—
Other accrued expenses and liabilities	—	—	96,477	—
Total liabilities	50,277,953	8,193,812	2,519,413	11,914,512
NET ASSETS	$373,063,113	$6,937,267,559	$197,294,522	$459,407,018
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$400,578,350	$4,265,930,612	$205,386,166	$435,355,518
Total distributable earnings (loss)	(27,515,237)	2,671,336,947	(8,091,644)	24,051,500
NET ASSETS	$373,063,113	$6,937,267,559	$197,294,522	$459,407,018
+ Including securities loaned at value	$4,722,419	$4,941,733	$2,131,250	$9,866,538
* Cost of investments in securities	$371,666,001	$4,540,158,039	$216,933,999	$450,917,303
† Cost of short-term investments	$62,622,927	$99,768,126	$3,233,480	$22,654,895
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
Net assets	$13,671,089	$73,854,658	$38,305,145	$105,703,084
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,481,454	4,919,218	1,536,141	8,473,294
Net asset value and redemption price per share	$9.23	$15.01	$24.94	$12.47
Class I
Net assets	$301,980,173	$3,602,729,619	$8,128,049	$229,935,355
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,069,570	228,281,694	301,884	16,204,274
Net asset value and redemption price per share	$9.42	$15.78	$26.92	$14.19
Class P2
Net assets	n/a	$2,893,943,484	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	181,973,775	n/a	n/a
Net asset value and redemption price per share	n/a	$15.90	n/a	n/a
Class R6
Net assets	n/a	n/a	n/a	$31,036,050
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	2,190,196
Net asset value and redemption price per share	n/a	n/a	n/a	$14.17
Class S
Net assets	$57,411,851	$224,159,962	$143,263,920	$86,656,109
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,051,290	14,399,033	5,329,871	6,278,187
Net asset value and redemption price per share	$9.49	$15.57	$26.88	$13.80
Class S2
Net assets	n/a	$142,579,836	$7,597,408	$6,076,420
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	9,314,979	284,569	449,881
Net asset value and redemption price per share	n/a	$15.31	$26.70	$13.51
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,721,737	$72,000	$30,698,232	$11,341,875
Dividends from affiliated underlying funds	1,539,537	—	—	—
Interest	5,056,118	27,252,580	4,814	157
Securities lending income, net	34,526	182,446	83,992	10,886
Total investment income	9,351,918	27,507,026	30,787,038	11,352,918
EXPENSES:
Investment management fees	1,545,464	—	28,836,293	3,735,858
Unified fees	—	2,139,454	—	—
Distribution and shareholder service fees:
Class ADV	330,190	404,847	9,233,533	288,835
Class S	540,018	505,879	3,274,104	68,266
Class S2	13,148	7,310	184,144	756
Transfer agent fees:
Class ADV	13,716	—	533,615	55,441
Class I	1,662	—	512,676	419,428
Class R6	—	—	94	92
Class S	53,836	—	453,815	31,450
Class S2	819	—	15,869	217
Shareholder reporting expense	13,119	—	107,183	40,850
Professional fees	17,389	—	193,805	18,558
Custody and accounting expense	112,746	—	500,860	54,770
Trustee fees and expenses	7,025	24,381	110,920	12,469
Miscellaneous expense	20,484	—	214,824	26,754
Interest expense	1,568	—	—	108
Total expenses	2,671,184	3,081,871	44,171,735	4,753,852
Waived and reimbursed fees	(91,149)	(65,500)	(1,649,134)	(1,191,796)
Net expenses	2,580,035	3,016,371	42,522,601	3,562,056
Net investment income (loss)	6,771,883	24,490,655	(11,735,563)	7,790,862
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,204,085)	(11,011,626)	(183,393,089)	6,753,740
Sale of affiliated underlying funds	(3,977,702)	—	—	—
Capital gain distributions from affiliated underlying funds	38,453	—	—	—
Forward foreign currency contracts	(488,765)	—	—	—
Foreign currency related transactions	61,682	—	—	26,979
Futures	(4,100,231)	—	—	—
Swaps	(734,976)	—	—	—
Written options	1,398,270	—	—	—
Net realized gain (loss)	(14,007,354)	(11,011,626)	(183,393,089)	6,780,719
Net change in unrealized appreciation (depreciation) on:
Investments	(37,535,320)	(75,961,739)	(1,569,710,336)	(34,649,378)
Affiliated underlying funds	292,042	—	—	—
Forward foreign currency contracts	5,005	—	—	—
Foreign currency related transactions	(6,543)	—	—	(10,566)
Futures	43,296	—	—	—
Swaps	(571,551)	—	—	—
Written options	(55,207)	—	—	—
Net change in unrealized appreciation (depreciation)	(37,828,278)	(75,961,739)	(1,569,710,336)	(34,659,944)
Net realized and unrealized loss	(51,835,632)	(86,973,365)	(1,753,103,425)	(27,879,225)
Decrease in net assets resulting from operations	$(45,063,749)	$(62,482,710)	$(1,764,838,988)	$(20,088,363)
* Foreign taxes withheld	$70,795	$—	$33,272	$6,549
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$266,224	$116,220,293	$6,620,664	$6,795,501
Interest	8,926,392	81,920	—	—
Securities lending income, net	126,953	136,401	1,381	63,645
Total investment income	9,319,569	116,438,614	6,622,045	6,859,146
EXPENSES:
Investment management fees	—	—	2,041,504	—
Unified fees	1,059,538	18,725,007	—	4,661,912
Distribution and shareholder service fees:
Class ADV	91,502	439,532	283,163	697,889
Class S	153,104	622,365	440,550	240,139
Class S2	—	624,223	39,276	27,941
Transfer agent fees:
Class ADV	—	—	63,819	—
Class I	—	—	12,879	—
Class S	—	—	238,380	—
Class S2	—	—	13,244	—
Shareholder reporting expense	—	—	14,913	—
Professional fees	—	—	13,908	—
Custody and accounting expense	—	—	34,675	—
Trustee fees and expenses	20,806	375,336	7,740	30,568
Miscellaneous expense	—	—	16,656	—
Interest expense	—	1,001	26	—
Total expenses	1,324,950	20,787,464	3,220,733	5,658,449
Waived and reimbursed fees	—	(3,430,058)	(795,686)	—
Brokerage commission recapture	—	—	(4,422)	(23,733)
Net expenses	1,324,950	17,357,406	2,420,625	5,634,716
Net investment income	7,994,619	99,081,208	4,201,420	1,224,430
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,609,098)	425,815,711	15,370,362	34,083,788
Foreign currency related transactions	—	—	(30)	4
Futures	(5,508,237)	(18,753,055)	—	(2,130,021)
Swaps	18,760	—	—	—
Net realized gain (loss)	(14,098,575)	407,062,656	15,370,332	31,953,771
Net change in unrealized appreciation (depreciation) on:
Investments	(13,513,364)	(2,016,289,173)	(101,056,953)	(149,799,731)
Foreign currency related transactions	—	—	2	—
Futures	336,517	(7,093,072)	—	(224,822)
Swaps	(18,908)	—	—	—
Net change in unrealized appreciation (depreciation)	(13,195,755)	(2,023,382,245)	(101,056,951)	(150,024,553)
Net realized and unrealized loss	(27,294,330)	(1,616,319,589)	(85,686,619)	(118,070,782)
Decrease in net assets resulting from operations	$(19,299,711)	$(1,517,238,381)	$(81,485,199)	$(116,846,352)
* Foreign taxes withheld	$—	$27,232	$8,051	$28,487
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Income Portfolio		Voya High Yield Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$6,771,883	$6,743,015	$24,490,655	$25,757,698
Net realized gain (loss)	(14,007,354)	35,546,012	(11,011,626)	15,208,199
Net change in unrealized appreciation (depreciation)	(37,828,278)	(12,784,123)	(75,961,739)	(15,074,437)
Increase (decrease) in net assets resulting from operations	(45,063,749)	29,504,904	(62,482,710)	25,891,460
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(5,715,910)	(1,409,617)	(3,429,876)	(3,613,459)
Class I	(710,593)	(209,798)	(9,394,423)	(9,789,069)
Class S	(22,630,119)	(6,192,671)	(10,989,475)	(12,506,127)
Class S2	(339,825)	(93,865)	(95,016)	(143,803)
Return of capital:
Class ADV	—	—	—	(135,496)
Class I	—	—	—	(324,502)
Class S	—	—	—	(434,273)
Class S2	—	—	—	(5,123)
Total distributions	(29,396,447)	(7,905,951)	(23,908,790)	(26,951,852)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,540,090	10,679,554	20,339,766	38,328,906
Reinvestment of distributions	29,396,446	7,905,951	23,908,789	26,951,852
	37,936,536	18,585,505	44,248,555	65,280,758
Cost of shares redeemed	(55,305,413)	(52,621,761)	(79,676,796)	(89,322,737)
Net decrease in net assets resulting from capital share transactions	(17,368,877)	(34,036,256)	(35,428,241)	(24,041,979)
Net decrease in net assets	(91,829,073)	(12,437,303)	(121,819,741)	(25,102,371)
NET ASSETS:
Beginning of year or period	333,746,560	346,183,863	515,928,540	541,030,911
End of year or period	$241,917,487	$333,746,560	$394,108,799	$515,928,540
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Growth Portfolio		Voya Large Cap Value Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$(11,735,563)	$(22,229,766)	$7,790,862	$10,372,909
Net realized gain (loss)	(183,393,089)	1,604,384,633	6,780,719	314,513,567
Net change in unrealized appreciation (depreciation)	(1,569,710,336)	(524,394,925)	(34,659,944)	(93,894,109)
Increase (decrease) in net assets resulting from operations	(1,764,838,988)	1,057,759,942	(20,088,363)	230,992,367
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(592,084,304)	(429,952,557)	(28,444,970)	(1,581,277)
Class I	(490,216,573)	(350,150,390)	(213,097,315)	(13,251,427)
Class R6	(21,991,187)	(16,669,588)	(44,878,039)	(387,396)
Class S	(453,060,853)	(344,904,423)	(16,691,357)	(9,120,566)
Class S2	(16,012,415)	(12,028,880)	(112,240)	(6,040)
Total distributions	(1,573,365,332)	(1,153,705,838)	(303,223,921)	(24,346,706)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,552,407	107,613,864	95,303,169	28,627,367
Reinvestment of distributions	1,573,365,332	1,153,705,838	303,223,921	24,346,706
	1,644,917,739	1,261,319,702	398,527,090	52,974,073
Cost of shares redeemed	(606,794,736)	(1,724,612,567)	(57,603,015)	(765,388,438)
Net increase (decrease) in net assets resulting from capital share transactions	1,038,123,003	(463,292,865)	340,924,075	(712,414,365)
Net increase (decrease) in net assets	(2,300,081,317)	(559,238,761)	17,611,791	(505,768,704)
NET ASSETS:
Beginning of year or period	5,971,691,272	6,530,930,033	483,185,394	988,954,098
End of year or period	$3,671,609,955	$5,971,691,272	$500,797,185	$483,185,394
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Limited Maturity Bond Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$7,994,619	$4,057,432	$99,081,208	$93,258,213
Net realized gain (loss)	(14,098,575)	466,485	407,062,656	676,633,780
Net change in unrealized appreciation (depreciation)	(13,195,755)	(4,697,587)	(2,023,382,245)	1,241,316,185
Increase (decrease) in net assets resulting from operations	(19,299,711)	(173,670)	(1,517,238,381)	2,011,208,178
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(191,594)	(154,223)	(9,186,914)	(10,440,961)
Class I	(5,799,067)	(5,247,269)	(412,241,517)	(453,677,922)
Class P2	—	—	(311,008,187)	(309,410,092)
Class S	(984,463)	(1,015,514)	(26,591,210)	(29,892,766)
Class S2	—	—	(17,065,903)	(17,679,101)
Total distributions	(6,975,124)	(6,417,006)	(776,093,731)	(821,100,842)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	80,827,028	103,680,258	1,666,419,998	1,127,258,843
Reinvestment of distributions	6,975,124	6,414,934	776,093,731	821,100,842
	87,802,152	110,095,192	2,442,513,729	1,948,359,685
Cost of shares redeemed	(104,372,094)	(106,718,859)	(1,937,759,843)	(2,112,087,904)
Net increase (decrease) in net assets resulting from capital share transactions	(16,569,942)	3,376,333	504,753,886	(163,728,219)
Net increase (decrease) in net assets	(42,844,777)	(3,214,343)	(1,788,578,226)	1,026,379,117
NET ASSETS:
Beginning of year or period	415,907,890	419,122,233	8,725,845,785	7,699,466,668
End of year or period	$373,063,113	$415,907,890	$6,937,267,559	$8,725,845,785
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® CBRE Real Estate Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$4,201,420	$3,654,427	$1,224,430	$(78,894)
Net realized gain	15,370,332	59,330,382	31,953,771	103,656,118
Net change in unrealized appreciation (depreciation)	(101,056,951)	53,814,243	(150,024,553)	7,023,898
Increase (decrease) in net assets resulting from operations	(81,485,199)	116,799,052	(116,846,352)	110,601,122
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,017,013)	(866,071)	(22,591,888)	(7,449,294)
Class I	(1,797,658)	(178,785)	(43,363,601)	(14,055,559)
Class R6	—	—	(16,351,890)	(6,530,307)
Class S	(32,299,094)	(3,474,168)	(16,906,879)	(6,508,589)
Class S2	(1,695,919)	(193,147)	(1,225,506)	(428,894)
Total distributions	(44,809,684)	(4,712,171)	(100,439,764)	(34,972,643)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,951,621	18,272,772	65,235,304	159,746,121
Reinvestment of distributions	44,809,684	4,712,171	100,439,764	34,972,643
	55,761,305	22,984,943	165,675,068	194,718,764
Cost of shares redeemed	(48,786,120)	(66,187,534)	(174,554,190)	(173,565,349)
Net increase (decrease) in net assets resulting from capital share transactions	6,975,185	(43,202,591)	(8,879,122)	21,153,415
Net increase (decrease) in net assets	(119,319,698)	68,884,290	(226,165,238)	96,781,894
NET ASSETS:
Beginning of year or period	316,614,220	247,729,930	685,572,256	588,790,362
End of year or period	$197,294,522	$316,614,220	$459,407,018	$685,572,256
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Income Portfolio
Class ADV
12-31-22	10.39	0.19•	(1.67)	(1.48)	0.18	0.80	—	0.98	—	7.93	(14.30)	1.24	1.20	1.20	2.13	48,684	104
12-31-21	9.77	0.17•	0.67	0.84	0.22	—	—	0.22	—	10.39	8.65	1.22	1.20	1.20	1.69	65,611	133
12-31-20	10.65	0.21•	(0.01)	0.20	0.36	0.72	—	1.08	—	9.77	2.80	1.22	1.20	1.20	2.20	66,515	69
12-31-19	10.05	0.30	1.47	1.77	0.50	0.67	—	1.17	—	10.65	17.93	1.26	1.22	1.22	2.79	78,155	231
12-31-18	11.18	0.43•	(1.00)	(0.57)	0.56	—	—	0.56	—	10.05	(5.39)	1.39	1.26	1.26	3.91	69,593	45
Class I
12-31-22	10.99	0.26•	(1.77)	(1.51)	0.25	0.80	—	1.05	—	8.43	(13.78)	0.64	0.60	0.60	2.73	6,024	104
12-31-21	10.31	0.25•	0.71	0.96	0.28	—	—	0.28	—	10.99	9.42	0.62	0.60	0.60	2.29	7,878	133
12-31-20	11.19	0.29•	(0.03)	0.26	0.42	0.72	—	1.14	—	10.31	3.33	0.62	0.60	0.60	2.79	7,943	69
12-31-19	10.50	0.38•	1.55	1.93	0.57	0.67	—	1.24	—	11.19	18.73	0.66	0.62	0.62	3.38	8,836	231
12-31-18	11.65	0.51•	(1.03)	(0.52)	0.63	—	—	0.63	—	10.50	(4.79)	0.79	0.66	0.66	4.51	7,921	45
Class S
12-31-22	10.92	0.23•	(1.75)	(1.52)	0.22	0.80	—	1.02	—	8.38	(13.97)	0.89	0.85	0.85	2.47	184,513	104
12-31-21	10.25	0.22•	0.70	0.92	0.25	—	—	0.25	—	10.92	9.09	0.87	0.85	0.85	2.04	256,146	133
12-31-20	11.13	0.26•	(0.03)	0.23	0.39	0.72	—	1.11	—	10.25	3.03	0.87	0.85	0.85	2.55	266,536	69
12-31-19	10.45	0.36•	1.52	1.88	0.53	0.67	—	1.20	—	11.13	18.40	0.91	0.87	0.87	3.18	295,942	231
12-31-18	11.59	0.48•	(1.02)	(0.54)	0.60	—	—	0.60	—	10.45	(5.01)	1.04	0.91	0.91	4.26	285,793	45
Class S2
12-31-22	10.89	0.22•	(1.75)	(1.53)	0.20	0.80	—	1.00	—	8.36	(14.14)	1.04	1.00	1.00	2.32	2,698	104
12-31-21	10.22	0.20•	0.70	0.90	0.23	—	—	0.23	—	10.89	8.88	1.02	1.00	1.00	1.89	4,112	133
12-31-20	11.10	0.27	(0.04)	0.23	0.39	0.72	—	1.11	—	10.22	3.02	1.02	1.00	1.00	2.40	5,189	69
12-31-19	10.43	0.32	1.54	1.86	0.52	0.67	—	1.19	—	11.10	18.15	1.06	1.02	1.02	2.97	5,679	231
12-31-18	11.56	0.46•	(1.02)	(0.56)	0.57	—	—	0.57	—	10.43	(5.15)	1.19	1.06	1.06	4.11	4,647	45
Voya High Yield Portfolio
Class ADV
12-31-22	9.94	0.46•	(1.72)	(1.26)	0.45	—	—	0.45	—	8.23	(12.83)	1.10	1.08	1.08	5.22	61,172	21
12-31-21	9.96	0.45•	0.01	0.46	0.46	—	0.02	0.48	—	9.94	4.65	1.10	1.08	1.08	4.52	79,216	63
12-31-20	9.94	0.46•	0.03	0.49	0.46	—	0.01	0.47	—	9.96	5.26	1.10	1.08	1.08	4.80	80,017	90
12-31-19	9.09	0.50	0.83	1.33	0.48	—	—	0.48	—	9.94	14.82	1.10	1.08	1.08	5.20	87,540	59
12-31-18	9.94	0.48	(0.81)	(0.33)	0.52	—	—	0.52	—	9.09	(3.53)	1.10	1.08	1.08	5.02	80,872	35
Class I
12-31-22	9.95	0.51•	(1.72)	(1.21)	0.50	—	—	0.50	—	8.24	(12.28)	0.50	0.48	0.48	5.83	152,175	21
12-31-21	9.97	0.51•	0.01	0.52	0.52	—	0.02	0.54	—	9.95	5.28	0.50	0.48	0.48	5.12	189,224	63
12-31-20	9.94	0.51•	0.05	0.56	0.52	—	0.01	0.53	—	9.97	6.00	0.50	0.48	0.48	5.40	191,358	90
12-31-19	9.10	0.57•	0.81	1.38	0.54	—	—	0.54	—	9.94	15.37	0.50	0.48	0.48	5.84	189,247	59
12-31-18	9.95	0.54	(0.82)	(0.28)	0.57	—	—	0.57	—	9.10	(2.96)	0.50	0.48	0.48	5.62	56,385	35
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio (continued)
Class S
12-31-22	9.94	0.49•	(1.72)	(1.23)	0.48	—	—	0.48	—	8.23	(12.52)	0.75	0.73	0.73	5.56	179,355	21
12-31-21	9.96	0.48•	0.01	0.49	0.49	—	0.02	0.51	—	9.94	5.01	0.75	0.73	0.73	4.87	244,800	63
12-31-20	9.94	0.49•	0.04	0.53	0.50	—	0.01	0.51	—	9.96	5.63	0.75	0.73	0.73	5.15	266,537	90
12-31-19	9.09	0.54	0.82	1.36	0.51	—	—	0.51	—	9.94	15.22	0.75	0.73	0.73	5.54	307,506	59
12-31-18	9.94	0.51	(0.81)	(0.30)	0.55	—	—	0.55	—	9.09	(3.20)	0.75	0.73	0.73	5.36	332,669	35
Class S2
12-31-22	9.95	0.48•	(1.72)	(1.24)	0.47	—	—	0.47	—	8.24	(12.63)	0.90	0.88	0.88	5.34	1,407	21
12-31-21	9.97	0.47•	0.01	0.48	0.48	—	0.02	0.50	—	9.95	4.86	0.90	0.88	0.88	4.72	2,688	63
12-31-20	9.95	0.48•	0.03	0.51	0.48	—	0.01	0.49	—	9.97	5.48	0.90	0.88	0.88	4.99	3,119	90
12-31-19	9.11	0.51	0.83	1.34	0.50	—	—	0.50	—	9.95	14.91	0.90	0.88	0.88	5.37	3,012	59
12-31-18	9.95	0.50	(0.80)	(0.30)	0.54	—	—	0.54	—	9.11	(3.23)	0.90	0.88	0.88	5.20	4,226	35
Voya Large Cap Growth Portfolio
Class ADV
12-31-22	19.43	(0.07)•	(5.77)	(5.84)	—	5.90	—	5.90	—	7.69	(30.97)	1.31	1.27	1.27	(0.58)	1,263,757	47
12-31-21	20.45	(0.14)•	3.76	3.62	—	4.64	—	4.64	—	19.43	18.89	1.30	1.27	1.27	(0.68)	2,085,856	72
12-31-20	17.96	(0.08)	5.00	4.92	—	2.43	—	2.43	—	20.45	30.11	1.32	1.27	1.27	(0.43)	2,073,088	86
12-31-19	16.37	(0.01)	4.97	4.96	0.02	3.35	—	3.37	—	17.96	31.90	1.27	1.27	1.27	(0.05)	1,890,631	78
12-31-18	19.36	0.01	(0.11)	(0.10)	0.01	2.88	—	2.89	—	16.37	(2.07)	1.27	1.27	1.27	0.04	1,686,805	85
Class I
12-31-22	22.48	0.00*•	(6.70)	(6.70)	—	5.90	—	5.90	—	9.88	(30.50)	0.71	0.67	0.67	0.02	1,251,871	47
12-31-21	22.90	(0.02)•	4.24	4.22	—	4.64	—	4.64	—	22.48	19.55	0.70	0.67	0.67	(0.07)	1,937,889	72
12-31-20	19.83	0.04	5.57	5.61	0.11	2.43	—	2.54	—	22.90	30.88	0.72	0.67	0.67	0.17	2,436,873	86
12-31-19	17.78	0.11	5.43	5.54	0.14	3.35	—	3.49	—	19.83	32.77	0.67	0.67	0.67	0.54	2,000,466	78
12-31-18	20.80	0.13•	(0.13)	0.00*	0.14	2.88	—	3.02	—	17.78	(1.48)	0.67	0.67	0.67	0.63	1,623,952	85
Class R6
12-31-22	22.50	0.00*•	(6.70)	(6.70)	—	5.90	—	5.90	—	9.90	(30.47)	0.68	0.67	0.67	0.02	53,900	47
12-31-21	22.91	(0.02)•	4.25	4.23	—	4.64	—	4.64	—	22.50	19.58	0.67	0.67	0.67	(0.08)	95,588	72
12-31-20	19.84	0.03	5.58	5.61	0.11	2.43	—	2.54	—	22.91	30.86	0.67	0.67	0.67	0.16	88,303	86
12-31-19	17.78	0.11	5.44	5.55	0.14	3.35	—	3.49	—	19.84	32.82	0.67	0.67	0.67	0.54	59,938	78
12-31-18	20.81	0.12	(0.13)	(0.01)	0.14	2.88	—	3.02	—	17.78	(1.53)	0.67	0.67	0.67	0.68	46,242	85
Class S
12-31-22	21.47	(0.03)•	(6.39)	(6.42)	—	5.90	—	5.90	—	9.15	(30.66)	0.96	0.92	0.92	(0.23)	1,066,004	47
12-31-21	22.10	(0.07)•	4.08	4.01	—	4.64	—	4.64	—	21.47	19.28	0.95	0.92	0.92	(0.33)	1,787,956	72
12-31-20	19.21	(0.01)	5.38	5.37	0.05	2.43	—	2.48	—	22.10	30.59	0.97	0.92	0.92	(0.08)	1,867,154	86
12-31-19	17.31	0.06	5.27	5.33	0.08	3.35	—	3.43	—	19.21	32.41	0.92	0.92	0.92	0.30	1,839,829	78
12-31-18	20.32	0.08•	(0.13)	(0.05)	0.08	2.88	—	2.96	—	17.31	(1.73)	0.92	0.92	0.92	0.39	1,677,848	85
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class S2
12-31-22	21.16	(0.05)•	(6.30)	(6.35)	—	5.90	—	5.90	—	8.91	(30.80)	1.11	1.07	1.07	(0.38)	36,077	47
12-31-21	21.87	(0.10)•	4.03	3.93	—	4.64	—	4.64	—	21.16	19.10	1.10	1.07	1.07	(0.48)	64,403	72
12-31-20	19.03	(0.04)	5.33	5.29	0.02	2.43	—	2.45	—	21.87	30.43	1.12	1.07	1.07	(0.22)	65,511	86
12-31-19	17.18	0.04	5.21	5.25	0.05	3.35	—	3.40	—	19.03	32.16	1.07	1.07	1.07	0.15	61,219	78
12-31-18	20.18	0.05	(0.12)	(0.07)	0.05	2.88	—	2.93	—	17.18	(1.86)	1.07	1.07	1.07	0.25	58,647	85
Voya Large Cap Value Portfolio
Class ADV
12-31-22	13.67	0.08•	(1.13)	(1.05)	0.06	7.73	—	7.79	—	4.83	(3.88)	1.50	1.24	1.24	1.02	46,054	74
12-31-21	11.16	0.08•	2.83	2.91	0.22	0.18	—	0.40	—	13.67	26.24	1.42	1.24	1.24	0.66	52,418	82
12-31-20	11.96	0.15	0.26	0.41	0.18	1.03	—	1.21	—	11.16	5.61	1.43	1.24	1.24	1.43	47,671	130
12-31-19	10.48	0.17	2.34	2.51	0.18	0.85	—	1.03	—	11.96	24.45	1.35	1.24	1.24	1.40	53,098	95
12-31-18	13.06	0.18	(1.15)	(0.97)	0.17	1.44	—	1.61	—	10.48	(8.33)(a)	1.35	1.24	1.24	1.41(b)	49,230	97
Class I
12-31-22	14.04	0.13•	(1.13)	(1.00)	0.08	7.73	—	7.81	—	5.23	(3.21)	0.90	0.64	0.64	1.62	357,384	74
12-31-21	11.45	0.17•	2.90	3.07	0.30	0.18	—	0.48	—	14.04	26.99	0.82	0.64	0.64	1.26	386,934	82
12-31-20	12.22	0.22	0.28	0.50	0.24	1.03	—	1.27	—	11.45	6.28	0.83	0.64	0.64	2.02	329,385	130
12-31-19	10.69	0.24	2.39	2.63	0.25	0.85	—	1.10	—	12.22	25.12	0.75	0.64	0.64	2.00	367,345	95
12-31-18	13.30	0.25•	(1.17)	(0.92)	0.25	1.44	—	1.69	—	10.69	(7.81)(a)	0.75	0.64	0.64	2.01(b)	330,038	97
Class R6
12-31-22	14.03	0.12•	(1.12)	(1.00)	0.09	7.73	—	7.82	—	5.21	(3.26)	0.78	0.64	0.64	1.71	72,042	74
12-31-21	11.44	0.19•	2.88	3.07	0.30	0.18	—	0.48	—	14.03	27.02	0.76	0.64	0.64	1.41	12,976	82
12-31-20	12.21	0.21•	0.29	0.50	0.24	1.03	—	1.27	—	11.44	6.27	0.77	0.64	0.64	2.01	230	130
12-31-19	10.68	0.25•	2.38	2.63	0.25	0.85	—	1.10	—	12.21	25.14	0.75	0.64	0.64	2.16	306	95
12-31-18	13.28	0.25•	(1.16)	(0.91)	0.25	1.44	—	1.69	—	10.68	(7.74)(a)	0.75	0.64	0.64	2.03(b)	1,182	97
Class S
12-31-22	13.78	0.10•	(1.11)	(1.01)	0.08	7.73	—	7.81	—	4.96	(3.47)	1.15	0.89	0.89	1.36	25,128	74
12-31-21	11.25	0.13•	2.85	2.98	0.27	0.18	—	0.45	—	13.78	26.67	1.07	0.89	0.89	0.99	30,661	82
12-31-20	12.04	0.19	0.27	0.46	0.22	1.03	—	1.25	—	11.25	5.97	1.08	0.89	0.89	1.78	611,514	130
12-31-19	10.55	0.20•	2.36	2.56	0.22	0.85	—	1.07	—	12.04	24.78	1.00	0.89	0.89	1.75	665,553	95
12-31-18	13.14	0.22•	(1.15)	(0.93)	0.22	1.44	—	1.66	—	10.55	(8.00)(a)	1.00	0.89	0.89	1.76(b)	630,221	97
Class S2
12-31-22	13.80	0.09•	(1.12)	(1.03)	0.07	7.73	—	7.80	—	4.97	(3.69)	1.30	1.04	1.04	1.23	189	74
12-31-21	11.27	0.11•	2.85	2.96	0.25	0.18	—	0.43	—	13.80	26.43	1.22	1.04	1.04	0.87	196	82
12-31-20	12.06	0.17•	0.27	0.44	0.20	1.03	—	1.23	—	11.27	5.86	1.23	1.04	1.04	1.63	154	130
12-31-19	10.56	0.19•	2.36	2.55	0.20	0.85	—	1.05	—	12.06	24.63	1.15	1.04	1.04	1.60	145	95
12-31-18	13.15	0.20	(1.15)	(0.95)	0.20	1.44	—	1.64	—	10.56	(8.12)(a)	1.15	1.04	1.04	1.60(b)	151	97
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-22	9.87	0.14•	(0.66)	(0.52)	0.12	—	—	0.12	—	9.23	(5.26)	0.88	0.88	0.88	1.53	13,671	306
12-31-21	10.03	0.05•	(0.10)	(0.05)	0.11	—	—	0.11	—	9.87	(0.55)	0.88	0.88	0.88	0.47	14,958	253
12-31-20	9.91	0.12	0.16	0.28	0.16	—	—	0.16	—	10.03	2.87	0.88	0.88	0.88	1.15	15,016	263
12-31-19	9.68	0.19	0.16	0.35	0.12	—	—	0.12	—	9.91	3.66	0.89	0.89	0.89	1.85	15,579	330
12-31-18	9.72	0.17	(0.10)	0.07	0.11	—	—	0.11	—	9.68	0.71	0.89	0.89	0.89	1.67	16,812	281
Class I
12-31-22	10.07	0.21•	(0.68)	(0.47)	0.18	—	—	0.18	—	9.42	(4.66)	0.28	0.28	0.28	2.16	301,980	306
12-31-21	10.23	0.11•	(0.10)	0.01	0.17	—	—	0.17	—	10.07	0.08	0.28	0.28	0.28	1.06	329,913	253
12-31-20	10.11	0.17•	0.18	0.35	0.23	—	—	0.23	—	10.23	3.46	0.28	0.28	0.28	1.70	332,196	263
12-31-19	9.87	0.24	0.19	0.43	0.19	—	—	0.19	—	10.11	4.33	0.29	0.29	0.29	2.44	197,182	330
12-31-18	9.91	0.22	(0.09)	0.13	0.17	—	—	0.17	—	9.87	1.33	0.29	0.29	0.29	2.30	195,851	281
Class S
12-31-22	10.15	0.18•	(0.68)	(0.50)	0.16	—	—	0.16	—	9.49	(4.94)	0.53	0.53	0.53	1.87	57,412	306
12-31-21	10.31	0.08•	(0.10)	(0.02)	0.14	—	—	0.14	—	10.15	(0.16)	0.53	0.53	0.53	0.82	71,037	253
12-31-20	10.19	0.16	0.16	0.32	0.20	—	—	0.20	—	10.31	3.19	0.53	0.53	0.53	1.50	71,911	263
12-31-19	9.95	0.22	0.18	0.40	0.16	—	—	0.16	—	10.19	4.06	0.54	0.54	0.54	2.20	75,066	330
12-31-18	9.99	0.20	(0.09)	0.11	0.15	—	—	0.15	—	9.95	1.07	0.54	0.54	0.54	2.02	74,885	281
Voya U.S. Stock Index Portfolio
Class ADV
12-31-22	20.92	0.14•	(4.09)	(3.95)	0.14	1.82	—	1.96	—	15.01	(18.78)	0.80	0.80	0.80	0.82	73,855	8
12-31-21	18.21	0.12•	4.72	4.84	0.11	2.02	—	2.13	—	20.92	27.66	0.80	0.80	0.80	0.61	99,373	3
12-31-20	16.38	0.18	2.55	2.73	0.24	0.66	—	0.90	—	18.21	17.48	0.79	0.79	0.79	1.03	100,049	9
12-31-19	13.44	0.19•	3.82	4.01	0.17	0.90	—	1.07	—	16.38	30.43	0.80	0.80	0.80	1.22	102,813	9
12-31-18	15.19	0.17•	(0.86)	(0.69)	0.18	0.88	—	1.06	—	13.44	(5.10)	0.80	0.80	0.80	1.14	92,071	12
Class I
12-31-22	21.87	0.24•	(4.28)	(4.04)	0.23	1.82	—	2.05	—	15.78	(18.35)	0.27	0.27	0.27	1.35	3,602,730	8
12-31-21	18.94	0.23•	4.95	5.18	0.23	2.02	—	2.25	—	21.87	28.37	0.27	0.27	0.27	1.14	4,525,779	3
12-31-20	16.99	0.28	2.66	2.94	0.33	0.66	—	0.99	—	18.94	18.11	0.26	0.26	0.26	1.55	4,258,517	9
12-31-19	13.90	0.26	3.99	4.25	0.26	0.90	—	1.16	—	16.99	31.12	0.27	0.27	0.27	1.75	4,065,091	9
12-31-18	15.69	0.26•	(0.90)	(0.64)	0.27	0.88	—	1.15	—	13.90	(4.62)	0.27	0.27	0.27	1.67	2,966,664	12
Class P2
12-31-22	22.01	0.27•	(4.31)	(4.04)	0.25	1.82	—	2.07	—	15.90	(18.23)	0.27	0.15	0.15	1.47	2,893,943	8
12-31-21	19.03	0.26•	4.97	5.23	0.23	2.02	—	2.25	—	22.01	28.50	0.27	0.15	0.15	1.25	3,615,635	3
12-31-20	17.05	0.28•	2.69	2.97	0.33	0.66	—	0.99	—	19.03	18.23	0.26	0.15	0.15	1.67	2,908,826	9
12-31-19	13.93	0.30•	3.98	4.28	0.26	0.90	—	1.16	—	17.05	31.27	0.27	0.15	0.15	1.86	2,395,089	9
12-31-18	15.71	0.26	(0.89)	(0.63)	0.27	0.88	—	1.15	—	13.93	(4.55)	0.27	0.15	0.15	1.80	1,442,733	12
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Stock Index Portfolio (continued)
Class S
12-31-22	21.60	0.20•	(4.22)	(4.02)	0.19	1.82	—	2.01	—	15.57	(18.50)	0.52	0.51	0.51	1.11	224,160	8
12-31-21	18.74	0.18•	4.88	5.06	0.18	2.02	—	2.20	—	21.60	28.02	0.52	0.51	0.51	0.90	303,248	3
12-31-20	16.82	0.24	2.63	2.87	0.29	0.66	—	0.95	—	18.74	17.87	0.51	0.50	0.50	1.32	280,432	9
12-31-19	13.80	0.23•	3.94	4.17	0.25	0.90	—	1.15	—	16.82	30.77	0.52	0.51	0.51	1.46	283,768	9
12-31-18	15.57	0.22•	(0.88)	(0.66)	0.23	0.88	—	1.11	—	13.80	(4.84)	0.52	0.51	0.51	1.42	47,740	12
Class S2
12-31-22	21.28	0.17•	(4.16)	(3.99)	0.16	1.82	—	1.98	—	15.31	(18.63)	0.67	0.67	0.67	0.95	142,580	8
12-31-21	18.49	0.15•	4.81	4.96	0.15	2.02	—	2.17	—	21.28	27.85	0.67	0.67	0.67	0.74	181,812	3
12-31-20	16.62	0.20	2.59	2.79	0.26	0.66	—	0.92	—	18.49	17.62	0.66	0.66	0.66	1.16	151,642	9
12-31-19	13.62	0.21•	3.88	4.09	0.19	0.90	—	1.09	—	16.62	30.60	0.67	0.67	0.67	1.35	149,297	9
12-31-18	15.39	0.20•	(0.88)	(0.68)	0.21	0.88	—	1.09	—	13.62	(5.03)	0.67	0.67	0.67	1.27	150,127	12
VY® CBRE Real Estate Portfolio
Class ADV
12-31-22	43.39	0.46•	(11.98)	(11.52)	0.46	6.47	—	6.93	—	24.94	(27.40)	1.61	1.28	1.28	1.44	38,305	62
12-31-21	29.09	0.37•	14.50	14.87	0.57	—	—	0.57	—	43.39	51.46	1.62	1.28	1.28	1.02	63,318	67
12-31-20	36.39	0.41•	(3.54)	(3.13)	0.66	3.51	—	4.17	—	29.09	(6.89)	1.63	1.28	1.28	1.38	48,781	103
12-31-19	29.16	0.51•	7.53	8.04	0.63	0.18	—	0.81	—	36.39	27.71	1.46	1.31	1.31	1.49	63,873	69
12-31-18	36.01	0.49•	(3.01)	(2.52)	0.83	3.50	—	4.33	—	29.16	(7.97)	1.47	1.31	1.31	1.50	56,062	103
Class I
12-31-22	46.19	0.72•	(12.81)	(12.09)	0.71	6.47	—	7.18	—	26.92	(26.97)	1.01	0.68	0.68	2.10	8,128	62
12-31-21	30.88	0.62•	15.41	16.03	0.72	—	—	0.72	—	46.19	52.34	1.02	0.68	0.68	1.65	11,745	67
12-31-20	38.38	0.55•	(3.64)	(3.09)	0.90	3.51	—	4.41	—	30.88	(6.32)	1.03	0.68	0.68	1.76	14,403	103
12-31-19	30.72	0.68•	8.01	8.69	0.85	0.18	—	1.03	—	38.38	28.47	0.86	0.71	0.71	1.88	24,412	69
12-31-18	37.76	0.71•	(3.15)	(2.44)	1.10	3.50	—	4.60	—	30.72	(7.42)	0.87	0.71	0.71	2.05	38,978	103
Class S
12-31-22	46.11	0.62•	(12.77)	(12.15)	0.61	6.47	—	7.08	—	26.88	(27.14)	1.26	0.93	0.93	1.80	143,264	62
12-31-21	30.87	0.52•	15.39	15.91	0.67	—	—	0.67	—	46.11	51.96	1.27	0.93	0.93	1.37	227,726	67
12-31-20	38.32	0.53•	(3.68)	(3.15)	0.79	3.51	—	4.30	—	30.87	(6.53)	1.28	0.93	0.93	1.71	173,126	103
12-31-19	30.67	0.66•	7.93	8.59	0.76	0.18	—	0.94	—	38.32	28.15	1.11	0.96	0.96	1.82	230,346	69
12-31-18	37.67	0.63•	(3.16)	(2.53)	0.97	3.50	—	4.47	—	30.67	(7.65)	1.12	0.96	0.96	1.85	212,673	103
Class S2
12-31-22	45.78	0.54•	(12.65)	(12.11)	0.50	6.47	—	6.97	—	26.70	(27.25)	1.41	1.08	1.08	1.58	7,597	62
12-31-21	30.64	0.46•	15.28	15.74	0.60	—	—	0.60	—	45.78	51.74	1.42	1.08	1.08	1.21	13,826	67
12-31-20	38.07	0.46•	(3.64)	(3.18)	0.74	3.51	—	4.25	—	30.64	(6.69)	1.43	1.08	1.08	1.49	11,420	103
12-31-19	30.47	0.60•	7.88	8.48	0.70	0.18	—	0.88	—	38.07	27.97	1.26	1.11	1.11	1.67	15,394	69
12-31-18	37.44	0.58•	(3.14)	(2.56)	0.91	3.50	—	4.41	—	30.47	(7.78)	1.27	1.11	1.11	1.71	13,745	103
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-22	19.30	(0.03)•	(3.59)	(3.62)	—	3.21	—	3.21	—	12.47	(18.08)	1.47	1.47	1.47	(0.18)	105,703	46
12-31-21	17.26	(0.08)•	3.14	3.06	—	1.02	—	1.02	—	19.30	17.94	1.46	1.46	1.45	(0.44)	140,945	52
12-31-20	14.90	(0.01)	2.37	2.36	—	—	—	—	—	17.26	15.84	1.47	1.47	1.46	(0.03)	128,295	71
12-31-19	15.79	0.00*	3.92	3.92	0.03	4.55	0.23	4.81	—	14.90	25.96	1.45	1.45	1.44	0.05	130,058	50
12-31-18	20.12	(0.02)	(1.67)	(1.69)	0.02	2.62	—	2.64	—	15.79	(10.82)	1.45	1.45	1.45	(0.07)	114,664	43
Class I
12-31-22	21.28	0.07•	(3.95)	(3.88)	0.00*	3.21	—	3.21	—	14.19	(17.57)	0.87	0.87	0.87	0.43	229,935	46
12-31-21	18.89	0.04•	3.45	3.49	0.08	1.02	—	1.10	—	21.28	18.71	0.86	0.86	0.85	0.18	282,032	52
12-31-20	16.21	0.10	2.58	2.68	—	—	—	—	—	18.89	16.53	0.87	0.87	0.86	0.57	211,266	71
12-31-19	16.89	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.21	26.75	0.85	0.85	0.84	0.66	240,957	50
12-31-18	21.35	0.11	(1.81)	(1.70)	0.14	2.62	—	2.76	—	16.89	(10.34)	0.85	0.85	0.85	0.53	165,568	43
Class R6
12-31-22	21.25	0.05•	(3.92)	(3.87)	0.00*	3.21	—	3.21	—	14.17	(17.55)	0.87	0.87	0.87	0.30	31,036	46
12-31-21	18.87	0.03•	3.45	3.48	0.08	1.02	—	1.10	—	21.25	18.67	0.86	0.86	0.85	0.16	129,718	52
12-31-20	16.20	0.11•	2.56	2.67	—	—	—	—	—	18.87	16.48	0.87	0.87	0.86	0.70	118,342	71
12-31-19	16.88	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.20	26.78	0.85	0.85	0.84	0.66	38,161	50
12-31-18	21.34	0.09	(1.79)	(1.70)	0.14	2.62	—	2.76	—	16.88	(10.34)	0.85	0.85	0.85	0.55	23,951	43
Class S
12-31-22	20.85	0.03•	(3.87)	(3.84)	—	3.21	—	3.21	—	13.80	(17.76)	1.12	1.12	1.12	0.16	86,656	46
12-31-21	18.55	(0.02)•	3.38	3.36	0.04	1.02	—	1.06	—	20.85	18.32	1.11	1.11	1.10	(0.09)	124,185	52
12-31-20	15.95	0.05	2.55	2.60	—	—	—	—	—	18.55	16.30	1.12	1.12	1.11	0.31	122,575	71
12-31-19	16.65	0.07	4.14	4.21	0.13	4.55	0.23	4.91	—	15.95	26.39	1.10	1.10	1.09	0.37	129,784	50
12-31-18	21.07	0.06	(1.78)	(1.72)	0.08	2.62	—	2.70	—	16.65	(10.52)	1.10	1.10	1.10	0.28	327,752	43
Class S2
12-31-22	20.52	0.00*•	(3.80)	(3.80)	—	3.21	—	3.21	—	13.51	(17.86)	1.27	1.27	1.27	0.01	6,076	46
12-31-21	18.27	(0.05)•	3.33	3.28	0.01	1.02	—	1.03	—	20.52	18.17	1.26	1.26	1.25	(0.24)	8,692	52
12-31-20	15.74	0.03	2.50	2.53	—	—	—	—	—	18.27	16.07	1.27	1.27	1.26	0.16	8,312	71
12-31-19	16.46	0.04•	4.09	4.13	0.07	4.55	0.23	4.85	—	15.74	26.20	1.25	1.25	1.24	0.22	9,014	50
12-31-18	20.85	0.03	(1.76)	(1.73)	0.04	2.62	—	2.66	—	16.46	(10.64)	1.25	1.25	1.25	0.13	27,453	43

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Large Cap Value Portfolio would have been (8.34)%, (7.82)%, (7.75)%, (8.01)% and (8.13)% for Classes ADV, I, R6, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Large Cap Value Portfolio would have been 1.40%, 2.00%, 2.02%, 1.75% and 1.59% for Classes ADV, I, R6, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-one active separate investment series. The eight series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Balanced Income Portfolio (“Balanced Income”), Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® CBRE Real Estate Portfolio (“CBRE Real Estate”), and VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”). Prior to May 1, 2022, VY® CBRE Real Estate Portfolio was known as VY® Clarion Real Estate Portfolio. All of the Portfolios are diversified except for Large Cap Growth, which is a non-diversified Portfolio of the Trust. In seeking to track the performance of the index, U.S. Stock Index may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of the index. As a result, whether U.S. Stock Index will be considered diversified or non-diversified at any time will depend largely on the make-up of the index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class P2, Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Balanced Income, High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level  3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. CBRE Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If CBRE Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Large Cap Value and U.S. Stock Index. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2022, the maximum amount of loss that Balanced Income would incur if its counterparties failed to perform would be $266,818 which represents the gross payments to be received on open forward foreign currency contracts, OTC purchased options, forward premium swaptions and volatility swaps were they to be unwound as of December 31, 2022. At December 31, 2022, the Portfolio did not receive any cash collateral for open OTC derivatives.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2022, Balanced Income had a liability position of $2,408,568 on open forward foreign currency contracts, forward premium swaptions and OTC written options. If a contingent feature would have been triggered as of December 31, 2022, the Portfolio could have been required to pay these amounts in cash to its counterparties. At December 31, 2022 Balanced Income pledged $2,210,000 in cash collateral for its open OTC derivative transactions.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
During the year ended December 31, 2022, Balanced Income had average contract amounts on forward foreign currency contracts purchased and sold of $93,008,600 and $93,539,586, respectively. The Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2022.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s
Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Balanced Income and Limited Maturity Bond had purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolios. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2022.
	Purchased	Sold
Balanced Income	$88,101,799	$26,087,181
Limited Maturity Bond	120,565,766	20,434,270
U.S. Stock Index	172,174,820	—
JPMorgan Small Cap Core Equity	7,235,782	—
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2022.
K. Securities Lending. Each Portfolio may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.”
These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2022, Balanced Income had purchased and written options on exchange-traded funds with a notional value of $26,531,176 and $14,423,909, respectively, to gain additional exposure to the high yield corporate bond market and to generate income. There were no open purchased and written options on exchange-traded funds at December 31, 2022.
During the year ended December 31, 2022, Balanced Income had purchased and written foreign currency options with a notional value of $17,511,719 and $8,417,535, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables following the Portfolios of Investments for open purchased and written foreign currency options at December 31, 2022.
During the year ended December 31, 2022, Balanced Income had written interest rate swaptions to generate income. Balanced Income had an average notional value of $21,571,400. Please refer to the tables within the Portfolio of Investments for open written interest rate swaptions at December 31, 2022.
During the year ended December 31, 2022, Balanced Income had purchased and written forward premium swaptions to manage duration and yield curve exposures. Balanced Income had an average notional value of $10,140,667 and $43,182,200, respectively, on purchased and written forward premium swaptions. Please refer to the tables following the Portfolios of Investments for open purchased and written forward premium swaptions at December 31, 2022.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2022, Balanced Income and Limited Maturity Bond had bought and sold credit protection on credit default swap indices (“CDX”) and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

single name issuers (corporate or sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced Income used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit market. In addition, Balanced Income bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.
For the year ended December 31, 2022, Balanced Income had an average notional amount of $2,652,155 and $4,949,279 on credit default swaps to buy and sell protection, respectively. Limited Maturity Bond had an average notional amount of $2,271,800 on credit default swaps to buy protection only. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2022 for both Balanced Income and Limited Maturity Bond. There were no open credit default swaps to sell protection at December 31, 2022.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2022, Balanced Income had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on interest rate swaps was $11,827,656.
For the year ended December 31, 2022, Balanced Income had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $5,300,702.
Balanced Income entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open centrally cleared interest rate swaps at December 31, 2022.
At December 31, 2022, Balanced Income and Limited Maturity Bond had pledged $1,220,000 and $300,000, respectively, in cash collateral for open centrally cleared credit default and interest rate swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2022, Balanced Income had an average notional amount of $3,744,200 on foreign currency volatility swaps (receiver). Please refer to the tables within the Portfolio of Investments for open volatility swaps at December 31, 2022.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:
	Purchases	Sales
Balanced Income	$148,180,409	$213,364,900
High Yield	535,409,019	90,031,372
Large Cap Growth	2,073,821,170	2,633,374,043
Large Cap Value	415,917,127	364,675,724
Limited Maturity Bond	79,918,666	124,891,207
U.S. Stock Index	574,078,341	698,724,173
CBRE Real Estate	151,263,042	189,027,497
JPMorgan Small Cap Core Equity	242,506,935	341,587,919

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced Income	$168,662,254	$159,698,731
Limited Maturity Bond	1,047,737,212	1,004,079,323
NOTE 4 — INVESTMENT MANAGEMENT FEES
Balanced Income, Large Cap Growth, Large Cap Value and CBRE Real Estate have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced Income Large Cap Growth	0.55% on all assets 0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Large Cap Value(1)	0.75% on the first $500 million; 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
CBRE Real Estate(1)	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million

(1)
The Investment Adviser is contractually obligated to waive 0.010% and 0.067% of the management fee for Large Cap Value and CBRE Real Estate, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services, licensing fees and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield(2)	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(3)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million

(2)
The Investment Adviser is contractually obligated to waive 0.015% of the Unified Fee for High Yield. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):
Portfolio	Sub-Adviser
Balanced Income	Voya Investment Management Co. LLC*
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
U.S. Stock Index	Voya Investment Management Co. LLC*

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Sub-Adviser
CBRE Real Estate	CBRE Investment Management Listed Real Assets LLC(1)
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.

(1)
Previously known as CBRE Clarion Securities LLC.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Class ADV shares of the Portfolios have a shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	JPMorgan Small Cap Core Equity	10.80%
Security Life of Denver Insurance Company	High Yield	5.02
	Limited Maturity Bond	6.49
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	JPMorgan Small Cap Core Equity	7.40
Voya Index Solution 2035 Portfolio	U.S. Stock Index	7.46
Voya Index Solution 2045 Portfolio	U.S. Stock Index	7.02
Voya Institutional Trust Company	Balanced Income	20.52%
	High Yield	15.69
	Large Cap Growth	14.31
	Large Cap Value	10.61
	CBRE Real Estate	21.69
	JPMorgan Small Cap Core Equity	40.24
Voya Retirement Growth Portfolio	U.S. Stock Index	13.86
Voya Retirement Insurance and Annuity Company	High Yield	34.12
	Large Cap Growth	27.22
	Large Cap Value	65.57
	U.S. Stock Index	7.15
	CBRE Real Estate	37.97
	JPMorgan Small Cap Core Equity	35.36
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	8.46
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Balanced Income, Large Cap Growth, Large Cap Value and CBRE Real Estate may pay per account fees to affiliates of Voya Investments for recordkeeping services

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced Income	$69,558
Large Cap Growth	1,509,987
Large Cap Value	505,798
CBRE Real Estate	327,786
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class R6	Class S	Class S2
Balanced Income	1.20%	0.60%	N/A	N/A	0.85%	1.00%
Large Cap Growth(1)	1.27%	0.67%	N/A	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	N/A	0.69%	0.94%	1.09%
U.S. Stock Index	N/A	N/A	0.15%	N/A	N/A	N/A
CBRE Real Estate	1.35%	0.75%	N/A	N/A	1.00%	1.15%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2023, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2023	2024	2025	Total
Balanced Income	$46,785	$34,723	$91,149	$172,657
U.S. Stock Index	2,811,766	3,532,042	3,405,161	9,748,969
CBRE Real Estate	719,807	751,784	633,059	2,104,650
The Expense Limitation Agreements are contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Portfolios utilized the line of credit during the year ended December 31, 2022 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced Income	19	$1,338,105	2.22%
Large Cap Value	1	1,505,000	2.58
U.S. Stock Index	1	22,803,000	1.58
CBRE Real Estate	1	708,000	1.33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced Income
Class ADV
12/31/2022	175,025	—	712,707	(1,062,815)	(175,083)	1,534,923	—	5,715,909	(9,461,622)	(2,210,790)
12/31/2021	279,715	—	139,566	(916,360)	(497,079)	2,848,682	—	1,409,617	(9,270,094)	(5,011,795)
Class I
12/31/2022	2,324	—	83,599	(88,113)	(2,190)	22,418	—	710,593	(837,013)	(104,002)
12/31/2021	42,256	—	19,718	(115,249)	(53,275)	455,348	—	209,798	(1,233,785)	(568,639)
Class S
12/31/2022	681,028	—	2,674,955	(4,785,083)	(1,429,100)	6,843,528	—	22,630,119	(43,984,242)	(14,510,595)
12/31/2021	650,061	—	584,766	(3,780,658)	(2,545,831)	6,980,290	—	6,192,671	(40,255,667)	(27,082,706)
Class S2
12/31/2022	13,931	—	40,216	(109,120)	(54,973)	139,221	—	339,825	(1,022,536)	(543,490)
12/31/2021	38,165	—	8,880	(177,341)	(130,296)	395,234	—	93,865	(1,862,215)	(1,373,116)
High Yield
Class ADV
12/31/2022	357,131	—	395,361	(1,290,327)	(537,835)	3,113,344	—	3,429,876	(11,310,297)	(4,767,077)
12/31/2021	583,622	—	377,182	(1,025,629)	(64,825)	5,800,399	—	3,748,955	(10,197,422)	(648,068)
Class I
12/31/2022	1,022,317	—	1,081,820	(2,651,998)	(547,861)	9,221,349	—	9,394,423	(23,193,190)	(4,577,418)
12/31/2021	1,775,515	—	1,016,805	(2,968,643)	(176,323)	17,687,685	—	10,113,571	(29,521,461)	(1,720,205)
Class S
12/31/2022	770,547	—	1,265,328	(4,873,215)	(2,837,340)	6,845,419	—	10,989,475	(43,032,013)	(25,197,119)
12/31/2021	1,451,399	—	1,301,925	(4,887,361)	(2,134,037)	14,430,141	—	12,940,400	(48,613,102)	(21,242,561)
Class S2
12/31/2022	127,026	—	10,821	(237,171)	(99,324)	1,159,654	—	95,015	(2,141,296)	(886,627)
12/31/2021	41,312	—	14,963	(98,895)	(42,620)	410,681	—	148,926	(990,752)	(431,145)
Large Cap Growth
Class ADV
12/31/2022	1,911,158	—	74,663,847	(19,657,115)	56,917,890	24,612,333	—	592,084,304	(228,275,739)	388,420,898
12/31/2021	908,101	—	23,303,662	(18,207,779)	6,003,984	18,458,423	—	429,952,557	(365,043,084)	83,367,896
Class I
12/31/2022	1,416,691	—	48,297,199	(9,182,587)	40,531,303	20,079,200	—	490,216,573	(127,837,656)	382,458,117
12/31/2021	2,689,220	—	16,446,707	(39,368,162)	(20,232,235)	62,387,090	—	350,150,390	(912,881,309)	(500,343,829)
Class R6
12/31/2022	575,705	—	2,162,359	(1,538,461)	1,199,603	7,887,379	—	21,991,187	(22,725,638)	7,152,928
12/31/2021	391,820	—	782,242	(780,318)	393,744	8,889,620	—	16,669,588	(17,781,438)	7,777,770
Class S
12/31/2022	1,180,580	—	48,146,743	(16,045,165)	33,282,158	15,944,054	—	453,060,853	(215,333,101)	253,671,806
12/31/2021	641,021	—	16,940,296	(18,797,382)	(1,216,065)	14,184,112	—	344,904,423	(412,746,778)	(53,658,243)
Class S2
12/31/2022	216,834	—	1,746,174	(957,370)	1,005,638	3,029,441	—	16,012,415	(12,622,602)	6,419,254
12/31/2021	169,967	—	599,048	(721,069)	47,946	3,694,619	—	12,028,880	(16,159,958)	(436,459)
Large Cap Value
Class ADV
12/31/2022	372,459	—	6,205,898	(877,573)	5,700,784	2,673,647	—	28,444,970	(6,962,812)	24,155,805
12/31/2021	201,267	—	118,496	(757,608)	(437,845)	2,599,957	—	1,581,277	(9,720,281)	(5,539,047)
Class I
12/31/2022	1,444,285	—	42,920,461	(3,533,525)	40,831,221	11,437,681	—	213,097,315	(28,128,415)	196,406,581
12/31/2021	380,843	—	961,189	(2,557,064)	(1,215,032)	5,020,931	—	13,251,427	(33,488,201)	(15,215,843)
Class R6
12/31/2022	5,758,424	—	9,057,382	(1,911,607)	12,904,199	77,950,582	—	44,878,039	(14,840,268)	107,988,353
12/31/2021	1,026,544	—	27,964	(149,938)	904,570	13,978,384	—	387,396	(2,041,286)	12,324,494
Class S
12/31/2022	414,409	—	3,540,877	(1,110,533)	2,844,753	3,240,357	—	16,691,357	(7,671,034)	12,260,680
12/31/2021	545,245	—	696,754	(53,362,945)	(52,120,946)	7,026,135	—	9,120,566	(720,137,742)	(703,991,041)
Class S2
12/31/2022	172	—	23,758	(38)	23,892	902	—	112,240	(486)	112,656
12/31/2021	149	—	447	(70)	526	1,960	—	6,040	(928)	7,072
Limited Maturity Bond
Class ADV
12/31/2022	404,336	—	20,477	(458,773)	(33,960)	3,882,921	—	191,594	(4,311,105)	(236,590)
12/31/2021	214,621	—	15,454	(211,656)	18,419	2,136,743	—	154,223	(2,111,245)	179,721

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Limited Maturity Bond (continued)
Class I
12/31/2022	7,276,411	—	605,766	(8,568,521)	(686,344)	70,054,271	—	5,799,067	(82,798,210)	(6,944,872)
12/31/2021	9,142,650	—	515,626	(9,361,739)	296,537	93,025,513	—	5,245,197	(95,353,185)	2,917,525
Class S
12/31/2022	702,692	—	102,093	(1,753,628)	(948,843)	6,889,836	—	984,463	(17,262,779)	(9,388,480)
12/31/2021	830,068	—	99,029	(902,201)	26,896	8,518,002	—	1,015,514	(9,254,429)	279,087
U.S. Stock Index
Class ADV
12/31/2022	657,597	—	615,723	(1,104,725)	168,595	11,474,042	—	9,186,914	(18,950,191)	1,710,765
12/31/2021	328,198	—	540,533	(1,613,600)	(744,869)	6,544,675	—	10,440,961	(31,546,584)	(14,560,948)
Class I
12/31/2022	39,904,283	—	26,228,699	(44,820,710)	21,312,272	691,082,814	—	412,241,517	(818,330,523)	284,993,808
12/31/2021	15,845,138	—	22,322,283	(56,051,758)	(17,884,337)	321,966,399	—	453,677,922	(1,159,316,452)	(383,672,131)
Class P2
12/31/2022	53,087,029	—	19,631,240	(54,980,844)	17,737,425	922,767,349	—	311,008,187	(1,029,194,412)	204,581,124
12/31/2021	36,437,116	—	15,110,976	(40,137,473)	11,410,619	762,954,067	—	309,410,092	(825,339,515)	247,024,644
Class S
12/31/2022	995,056	—	1,717,244	(2,351,312)	360,988	17,522,457	—	26,591,210	(42,399,023)	1,714,644
12/31/2021	589,474	—	1,493,042	(3,010,801)	(928,285)	12,214,547	—	29,892,766	(61,225,497)	(19,118,184)
Class S2
12/31/2022	1,269,727	—	1,121,449	(1,619,473)	771,703	23,573,336	—	17,065,903	(28,885,694)	11,753,545
12/31/2021	1,166,088	—	897,499	(1,720,720)	342,867	23,579,155	—	17,679,101	(34,659,856)	6,598,400
CBRE Real Estate
Class ADV
12/31/2022	73,757	—	342,202	(339,226)	76,733	2,349,334	—	9,017,013	(11,312,065)	54,282
12/31/2021	129,323	—	23,612	(370,157)	(217,222)	4,726,279	—	866,071	(13,384,798)	(7,792,448)
Class I
12/31/2022	68,051	—	63,365	(83,784)	47,632	2,615,942	—	1,797,658	(3,209,313)	1,204,287
12/31/2021	73,715	—	4,591	(290,416)	(212,110)	2,761,886	—	178,785	(10,888,422)	(7,947,751)
Class S
12/31/2022	152,040	—	1,139,298	(900,083)	391,255	5,555,659	—	32,299,094	(30,973,659)	6,881,094
12/31/2021	248,483	—	89,264	(1,007,102)	(669,355)	9,744,772	—	3,474,168	(38,074,518)	(24,855,578)
Class S2
12/31/2022	12,528	—	60,182	(90,123)	(17,413)	430,686	—	1,695,919	(3,291,083)	(1,164,478)
12/31/2021	26,386	—	4,995	(102,079)	(70,698)	1,039,835	—	193,147	(3,839,796)	(2,606,814)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2022	307,519	—	1,887,376	(1,024,327)	1,170,568	4,670,370	—	22,591,888	(14,856,559)	12,405,699
12/31/2021	516,401	—	401,796	(1,049,273)	(131,076)	9,911,668	—	7,449,294	(19,876,330)	(2,515,368)
Class I
12/31/2022	2,210,524	—	3,193,196	(2,455,100)	2,948,620	40,313,643	—	43,363,601	(41,621,402)	42,055,842
12/31/2021	3,194,127	—	689,674	(1,810,430)	2,073,371	66,678,668	—	14,055,559	(38,014,806)	42,719,421
Class R6
12/31/2022	828,165	—	1,205,891	(5,947,344)	(3,913,288)	14,874,404	—	16,351,890	(95,056,629)	(63,830,335)
12/31/2021	3,533,063	—	320,742	(4,020,693)	(166,888)	73,777,559	—	6,530,307	(85,001,647)	(4,693,781)
Class S
12/31/2022	293,532	—	1,278,886	(1,249,008)	323,410	4,638,527	—	16,906,879	(21,200,565)	344,841
12/31/2021	419,827	—	325,429	(1,399,921)	(654,665)	8,645,272	—	6,508,589	(28,825,077)	(13,671,216)
Class S2
12/31/2022	44,065	—	94,634	(112,371)	26,328	738,360	—	1,225,506	(1,819,035)	144,831
12/31/2021	36,086	—	21,771	(89,319)	(31,462)	732,954	—	428,894	(1,847,489)	(685,641)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — SECURITIES LENDING (continued)

investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:
Balanced Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$121,069	$(121,069)	$—
Barclays Capital Inc.	111,421	(111,421)	—
BMO Capital Markets Corp	63,202	(63,202)	—
Citadel Clearing LLC	117,553	(117,553)	—
Citigroup Global Markets Limited	217,114	(217,114)	—
Deutsche Bank Securities Inc.	53,317	(53,317)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs International	$102,733	$(102,733)	$—
Goldman, Sachs & Co. LLC	180,425	(180,425)	—
J.P. Morgan Securities LLC	134,488	(134,488)	—
JP Morgan Securities Plc.	56,363	(56,363)	—
Merrill Lynch International	82,433	(82,433)	—
Morgan Stanley & Co. LLC	251,580	(251,580)	—
RBC Capital Markets, LLC	222,430	(222,430)	—
State Street Bank and Trust Company	184,544	(184,544)	—
UBS Securities LLC.	24,568	(24,568)	—
Total	$1,923,240	$(1,923,240)	$—

(1)
Cash collateral with a fair value of $2,001,861 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$6,176,314	$(6,176,314)	$—
Barclays Capital Inc.	1,162,978	(1,162,978)	—
BMO Capital Markets Corp	1,759,289	(1,759,289)	—
BNP Paribas	1,472,897	(1,472,897)	—
BNP Paribas Prime Brokerage Intl Ltd	1,423,651	(1,423,651)	—
BNP Paribas Securities Corp.	756,831	(756,831)	—
BofA Securities Inc	760,232	(760,232)	—
Citadel Clearing LLC	1,252,362	(1,252,362)	—
Citigroup Global Markets Inc.	962,733	(962,733)	—
Goldman, Sachs & Co. LLC	2,847,856	(2,847,856)	—
J.P. Morgan Securities LLC	155,655	(155,655)	—
Morgan Stanley & Co. LLC	28,203	(28,203)	—
Nomura Securities International, Inc.	216,333	(216,333)	—
RBC Capital Markets, LLC	2,209,560	(2,209,560)	—
RBC Dominion Securities Inc	345,417	(345,417)	—
Scotia Capital (USA) INC	855,916	(855,916)	—
TD Securities INC	320,931	(320,931)	—
UBS AG	601,165	(601,165)	—
UBS Securities LLC.	3,160,771	(3,160,771)	—
Wells Fargo Bank NA	52,291	(52,291)	—
Total	$26,521,385	$(26,521,385)	$—

(1)
Cash collateral with a fair value of $27,279,315 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,139,852	$(2,139,852)	$—
BofA Securities Inc	43,921	(43,921)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$757,970	$(757,970)	$—
Natixis Securities America LLC	1,227,212	(1,227,212)	—
Total	$4,168,955	$(4,168,955)	$—

(1)
Cash collateral with a fair value of $4,297,477 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$554,644	$(554,644)	$—
BMO Capital Markets Corp	297,269	(297,269)	—
BNP Paribas Prime Brokerage Intl Ltd	282,567	(282,567)	—
BofA Securities Inc	293,083	(293,083)	—
Deutsche Bank Securities Inc.	253,944	(253,944)	—
Goldman, Sachs & Co. LLC	638,865	(638,865)	—
HSBC Securities (USA) Inc.	492,049	(492,049)	—
J.P. Morgan Securities LLC	296,308	(296,308)	—
Morgan Stanley & Co. LLC	294,301	(294,301)	—
MUFG Securities Americas Inc.	5,039	(5,039)	—
National Bank Financial INC	182,876	(182,876)	—
National Financial Services LLC	148,981	(148,981)	—
RBC Capital Markets, LLC	288,319	(288,319)	—
US Bancorp Investments	694,174	(694,174)	—
Total	$4,722,419	$(4,722,419)	$—

(1)
Cash collateral with a fair value of $4,865,927 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Natixis Securities America LLC	$1,782,047	$(1,782,047)	$—
TD Prime Services LLC	2,709,307	(2,709,307)	—
Wells Fargo Bank NA	450,379	(450,379)	—
Total	$4,941,733	$(4,941,733)	$—

(1)
Cash collateral with a fair value of $5,081,126 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

CBRE Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$2,131,250	$(2,131,250)	$—
Total	$2,131,250	$(2,131,250)	$—

(1)
Cash collateral with a fair value of $2,201,100 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$40,647	$(40,647)	$—
BNP Paribas Prime Brokerage Intl Ltd	172,260	(172,260)	—
BofA Securities Inc	1,628,101	(1,628,101)	—
Goldman, Sachs & Co. LLC	2,764,086	(2,764,086)	—
Jefferies LLC	1,787,346	(1,787,346)	—
Morgan Stanley & Co. LLC	647,656	(647,656)	—
National Financial Services LLC	427,476	(427,476)	—
State Stree Bank and Trust Company	859,596	(859,596)	—
TD Prime Services LLC	350,881	(350,881)	—
UBS Securities LLC.	58,530	(58,530)	—
Wells Fargo Bank NA	258,648	(258,648)	—
Wells Fargo Securities LLC	871,311	(871,311)	—
Total	$9,866,538	$(9,866,538)	$—

(1)
Cash collateral with a fair value of $10,116,919 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax difference has been reclassified as of December 31, 2022:
	Paid-in Capital	Distributable Earnings
Large Cap Growth	$(11,934,137)	$11,934,137
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
Balanced Income	$8,301,386	$21,095,060	$7,905,951	$—	$—
High Yield	23,908,789	—	26,052,457	—	899,395
Large Cap Growth	369,529,130	1,203,836,202	245,081,324	908,624,514	—
Large Cap Value	136,751,300	166,472,621	11,621,055	12,725,651	—
Limited Maturity Bond	6,975,124	—	6,417,006	—	—
U.S. Stock Index	108,922,943	667,170,788	96,193,161	724,907,681	—
CBRE Real Estate	8,854,104	35,955,580	4,712,171	—	—
JPMorgan Small Cap Core Equity	31,134,861	69,304,903	9,459,470	25,513,173	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
Balanced Income	$6,544,706	$—	$(22,536,473)	$(8,818,296)	Short-term	None	$—	$(27,999,789)
				(3,189,726)	Long-term	None
				$(12,008,022)
High Yield	603,577	—	(56,142,535)	(3,181,255)	Short-term	None	—	(110,123,095)
				(51,402,882)	Long-term	None
				$(54,584,137)
Large Cap Growth	—	—	(463,600,591)	(186,193,391)	Short-term	None	—	(649,793,982)
Large Cap Value	231,853	6,049,025	20,972,645	—	—	—	—	27,253,523
Limited Maturity Bond	1,202,642	—	(14,198,323)	(5,258,255)	Short-term	None	18,908	(27,515,237)
				(9,280,209)	Long-term	None
				$(14,538,464)
U.S. Stock Index	3,748,237	400,929,017	2,266,659,693	—	—	—	—	2,671,336,947
CBRE Real Estate	4,192,374	12,050,913	(24,334,931)	—	—	—	—	(8,091,644)
JPMorgan Small Cap Core Equity	1,155,890	31,154,721	(8,259,111)	—	—	—	—	24,051,500
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2022, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0396	February 1, 2023	Daily
Class I	$0.0439	February 1, 2023	Daily
Class S	$0.0421	February 1, 2023	Daily
Class S2	$0.0411	February 1, 2023	Daily
Limited Maturity Bond
Class ADV	$0.0217	February 1, 2023	Daily
Class I	$0.0270	February 1, 2023	Daily
Class S	$0.0251	February 1, 2023	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.2%
	Basic Materials: 0.5%
15,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$12,090	0.0
200,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	187,568	0.1
70,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	61,910	0.0
70,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	54,721	0.0
225,000 (1)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	199,887	0.1
70,000 (1)	HudBay Minerals, Inc., 4.500%, 04/01/2026	63,669	0.1
70,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	58,720	0.0
70,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	60,200	0.0
65,000 (1)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	53,782	0.0
70,000 (1)	Mativ, Inc., 6.875%, 10/01/2026	61,941	0.1
70,000 (1)	Novelis Corp., 3.875%, 08/15/2031	57,242	0.0
60,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	52,070	0.0
70,000	Olin Corp., 5.125%, 09/15/2027	66,270	0.1
70,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	61,641	0.0
50,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	32,451	0.0
55,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	45,822	0.0
		1,129,984	0.5
	Communications: 0.7%
15,000	AMC Networks, Inc., 4.250%, 02/15/2029	9,369	0.0
70,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	42,263	0.0
70,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	51,800	0.0
70,000 (1)	Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029	51,530	0.0
206,000	Comcast Corp., 2.937%, 11/01/2056	128,336	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
70,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	$47,655	0.0
70,000 (2)	CSC Holdings LLC, 5.250%, 06/01/2024	65,275	0.1
70,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	62,759	0.0
70,000	DISH DBS Corp., 5.125%, 06/01/2029	45,289	0.0
70,000	Embarq Corp., 7.995%, 06/01/2036	32,704	0.0
70,000 (1)	GCI LLC, 4.750%, 10/15/2028	58,920	0.0
70,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	50,570	0.0
75,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	62,120	0.0
70,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	44,891	0.0
45,000	Netflix, Inc., 5.875%, 11/15/2028	45,721	0.0
70,000 (4)	Paramount Global, 6.250%, 02/28/2057	56,546	0.0
280,000 (4)	Paramount Global, 6.375%, 03/30/2062	229,314	0.1
70,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 4.500%, 09/15/2026	51,540	0.0
70,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	52,572	0.0
70,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	64,859	0.1
70,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	40,338	0.0
70,000	Sprint Corp., 7.625%, 03/01/2026	73,815	0.1
70,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	57,852	0.0
70,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	57,374	0.0
70,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	67,685	0.1
70,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	59,259	0.0
70,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	65,056	0.1
70,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	58,947	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
70,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	$39,846	0.0
		1,774,205	0.7
	Consumer, Cyclical: 1.4%
70,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	56,833	0.0
70,000 (1)	Academy Ltd., 6.000%, 11/15/2027	67,116	0.1
70,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	59,733	0.0
70,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	59,436	0.0
70,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	65,861	0.1
70,000 (1)	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	67,438	0.1
65,000 (1)	Arko Corp., 5.125%, 11/15/2029	51,122	0.0
70,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	58,639	0.0
70,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	61,649	0.0
70,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	68,159	0.1
70,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	66,053	0.1
70,000 (1)	Century Communities, Inc., 3.875%, 08/15/2029	55,128	0.0
70,000 (1)	Crocs, Inc., 4.125%, 08/15/2031	57,136	0.0
70,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	62,510	0.0
70,000 (1)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	56,593	0.0
70,000 (1)	Foot Locker, Inc., 4.000%, 10/01/2029	54,635	0.0
70,000	Ford Motor Co., 6.100%, 08/19/2032	64,770	0.1
70,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	52,726	0.0
70,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	48,936	0.0
70,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	69,104	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
70,000 (2)	Goodyear Tire & Rubber Co/The, 5.250%, 07/15/2031	$57,347	0.0
70,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	58,708	0.0
225,000	Home Depot, Inc./The, 3.625%, 04/15/2052	174,864	0.1
70,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	63,051	0.0
70,000 (1)	Interface, Inc., 5.500%, 12/01/2028	57,893	0.0
70,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	44,636	0.0
70,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	56,146	0.0
70,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	40,677	0.0
170,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	133,041	0.1
70,000	M/I Homes, Inc., 3.950%, 02/15/2030	56,610	0.0
70,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	58,940	0.0
70,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	68,091	0.1
70,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	53,378	0.0
70,000 (1)	Penn Entertainment, Inc., 4.125%, 07/01/2029	55,391	0.0
70,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	48,076	0.0
70,000 (1)(2)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	59,220	0.0
70,000	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	58,971	0.0
65,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	59,890	0.0
70,000 (1)(2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	56,141	0.0
70,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	56,687	0.0
70,000 (1)	Staples, Inc., 10.750%, 04/15/2027	50,518	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
70,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	$60,965	0.0
70,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	62,051	0.0
70,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	55,053	0.0
70,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	66,970	0.1
70,000 (1)(2)	Victoria’s Secret & Co., 4.625%, 07/15/2029	55,048	0.0
35,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	28,586	0.0
35,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	36,982	0.0
193,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	141,050	0.1
70,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	67,266	0.1
70,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	63,287	0.1
70,000 (1)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	53,132	0.0
70,000 (1)(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	63,284	0.0
		3,325,527	1.4
	Consumer, Non-cyclical: 0.7%
70,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	66,507	0.1
70,000 (1)	ACCO Brands Corp., 4.250%, 03/15/2029	57,841	0.0
70,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	59,626	0.0
60,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	50,471	0.0
25,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	22,927	0.0
20,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	17,443	0.0
70,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	63,293	0.1
70,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	64,665	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
70,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	$61,038	0.0
70,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	67,447	0.1
35,000	Centene Corp., 2.625%, 08/01/2031	27,570	0.0
35,000	Centene Corp., 4.625%, 12/15/2029	32,063	0.0
70,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	52,908	0.0
70,000 (1)	CoreLogic, Inc., 4.500%, 05/01/2028	53,795	0.0
64,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	63,193	0.0
70,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	56,458	0.0
70,000	Encompass Health Corp., 4.750%, 02/01/2030	61,582	0.0
70,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	68,886	0.1
70,000	HCA, Inc., 3.500%, 09/01/2030	60,538	0.0
56,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	55,196	0.0
70,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	56,542	0.0
70,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	46,705	0.0
40,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	35,052	0.0
70,000 (1)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	45,569	0.0
70,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	60,538	0.0
70,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	60,534	0.0
70,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	57,068	0.0
70,000	Spectrum Brands, Inc., 5.750%, 07/15/2025	69,312	0.1
55,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	50,305	0.0
70,000 (1)(2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	62,820	0.0
70,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	56,241	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
45,000 (1)	United Natural Foods, Inc., 6.750%, 10/15/2028	$43,309	0.0
70,000	United Rentals North America, Inc., 3.750%, 01/15/2032	57,199	0.0
70,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	69,674	0.1
		1,834,315	0.7
	Energy: 1.3%
70,000 (1)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	69,517	0.1
70,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	66,295	0.0
70,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	64,165	0.0
70,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	62,505	0.0
70,000 (1)(2)	Baytex Energy Corp., 8.750%, 04/01/2027	71,339	0.1
70,000 (1)	Chesapeake Energy Corp., 6.750%, 04/15/2029	68,247	0.1
70,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	68,272	0.1
70,000 (1)	CNX Midstream Partners LP, 4.750%, 04/15/2030	57,538	0.0
70,000 (1)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	60,211	0.0
70,000 (1)	Comstock Resources, Inc., 5.875%, 01/15/2030	60,270	0.0
70,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	66,053	0.0
70,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	68,216	0.1
46,000	Devon Energy Corp., 5.250%, 10/15/2027	45,598	0.0
70,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	60,272	0.0
70,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	67,053	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
350,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	$328,937	0.2
70,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	64,070	0.0
40,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	39,943	0.0
450,000 (4)	Energy Transfer L.P., 7.125%, 12/31/2199	376,875	0.2
70,000	EnLink Midstream LLC, 5.375%, 06/01/2029	64,887	0.0
70,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	66,039	0.0
13,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	12,567	0.0
70,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	59,939	0.0
70,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	62,406	0.0
70,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	67,186	0.0
70,000	Murphy Oil Corp., 6.375%, 07/15/2028	67,479	0.0
60,000 (1)	Nabors Industries, Inc., 7.375%, 05/15/2027	58,191	0.0
70,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	72,494	0.1
225,000	Petroleos del Peru SA, 4.750%, 06/19/2032	174,308	0.1
200,000	Petroleos Mexicanos, 5.950%, 01/28/2031	151,827	0.1
185,000	Petroleos Mexicanos, 6.700%, 02/16/2032	145,632	0.1
70,000	Southwestern Energy Co., 5.375%, 02/01/2029	64,995	0.0
70,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	60,178	0.0
70,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	61,330	0.0
70,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	62,189	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
70,000 (1)	Weatherford International Ltd., 8.625%, 04/30/2030	$67,347	0.0
70,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	58,275	0.0
		3,142,645	1.3
	Financial: 4.7%
70,000	Ally Financial, Inc., 5.750%, 11/20/2025	67,886	0.1
293,000	American Express Co., 3.950%, 08/01/2025	287,324	0.1
70,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	57,922	0.0
200,000	Banco Nacional de Panama, 2.500%, 08/11/2030	160,655	0.1
502,000 (4)	Bank of America Corp., 1.530%, 12/06/2025	463,352	0.2
2,391,000 (4)	Bank of America Corp., 3.384%, 04/02/2026	2,285,521	1.0
14,000 (4)	Bank of America Corp., 3.846%, 03/08/2037	11,629	0.0
70,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	59,667	0.0
70,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	62,614	0.0
407,000 (4)	Capital One Financial Corp., 4.166%, 05/09/2025	397,768	0.2
534,000 (1)(4)	Corebridge Financial, Inc., 6.875%, 12/15/2052	495,921	0.2
70,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	66,929	0.0
30,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	23,385	0.0
40,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	36,042	0.0
1,675,000 (4)	JPMorgan Chase & Co., 2.083%, 04/22/2026	1,556,323	0.7
384,000 (4)	JPMorgan Chase & Co., 5.717%, 09/14/2033	375,953	0.2
70,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	56,618	0.0
70,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	61,001	0.0
35,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	30,151	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,293,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	$1,202,649	0.5
1,870,000 (4)	Morgan Stanley, 4.679%, 07/17/2026	1,839,751	0.8
70,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	48,130	0.0
215,000	Nasdaq, Inc., 3.950%, 03/07/2052	164,402	0.1
70,000	Navient Corp., 4.875%, 03/15/2028	57,669	0.0
70,000	OneMain Finance Corp., 6.625%, 01/15/2028	64,581	0.0
70,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/01/2028	63,567	0.0
70,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	53,038	0.0
70,000 (1)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	56,848	0.0
70,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	60,362	0.0
70,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	44,386	0.0
70,000 (1)(2)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	56,219	0.0
1,100,000 (4)	Wells Fargo & Co., 4.540%, 08/15/2026	1,079,050	0.5
70,000 (1)	XHR L.P., 4.875%, 06/01/2029	57,430	0.0
		11,404,743	4.7
	Industrial: 0.7%
15,000	Ball Corp., 6.875%, 03/15/2028	15,427	0.0
25,000 (1)(2)	Bombardier, Inc., 7.875%, 04/15/2027	24,301	0.0
70,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	63,903	0.0
70,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	62,140	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
70,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	$63,641	0.0
70,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	61,449	0.0
70,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	70,458	0.1
70,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	59,810	0.0
70,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	59,942	0.0
70,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	55,000	0.0
70,000 (1)(2)	GrafTech Finance, Inc., 4.625%, 12/15/2028	57,588	0.0
70,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	58,518	0.0
70,000 (1)	Granite US Holdings Corp., 11.000%, 10/01/2027	73,865	0.1
70,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	69,721	0.1
70,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	60,874	0.0
70,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	56,593	0.0
70,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	66,611	0.1
225,000 (1)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	204,178	0.1
70,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	64,905	0.1
70,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	58,696	0.0
70,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	60,617	0.0
70,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	63,620	0.0
70,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	57,692	0.0
70,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	52,821	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
70,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	$70,295	0.1
65,000	TransDigm, Inc., 5.500%, 11/15/2027	61,170	0.0
70,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	58,943	0.0
		1,732,778	0.7
	Technology: 0.3%
70,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	59,742	0.0
70,000 (1)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	56,407	0.0
70,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	64,475	0.1
70,000 (1)(2)	Entegris, Inc., 3.625%, 05/01/2029	57,087	0.0
70,000 (1)	NCR Corp., 5.125%, 04/15/2029	58,668	0.0
70,000 (1)	Open Text Corp., 3.875%, 02/15/2028	60,189	0.0
157,000	Oracle Corp., 3.800%, 11/15/2037	124,867	0.1
85,000	Oracle Corp., 3.950%, 03/25/2051	60,930	0.1
70,000 (1)	Playtika Holding Corp., 4.250%, 03/15/2029	55,037	0.0
15,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	6,562	0.0
25,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	17,272	0.0
70,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	53,447	0.0
		674,683	0.3
	Utilities: 0.9%
70,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	64,715	0.0
338,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	297,440	0.1
129,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	118,035	0.1
74,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	62,400	0.0
104,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	72,664	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
334,000 (4)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	$309,802	0.1
275,000 (4)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	250,329	0.1
200,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	198,419	0.1
273,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	212,789	0.1
275,000 (4)	Southern Co/The, 4.000%, 01/15/2051	250,938	0.1
203,000	Southern Co/The, 4.475%, 08/01/2024	200,582	0.1
40,000	TransAlta Corp., 7.750%, 11/15/2029	40,905	0.0
70,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	66,560	0.0
		2,145,578	0.9
	Total Corporate Bonds/Notes (Cost $30,150,377)	27,164,458	11.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.5%
780,872 (1)(4)	Agate Bay Mortgage Trust 2015-1 B4, 3.666%, 01/25/2045	589,045	0.2
243,796 (1)(4)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	205,389	0.1
176,881 (1)(4)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	166,610	0.1
443,055 (1)(4)	CIM Trust 2019-J1 B2, 3.943%, 08/25/2049	372,828	0.2
109,896 (1)(4)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	92,423	0.0
402,625 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 6.389%, (US0001M + 2.000%), 01/25/2040	396,781	0.2
500,000 (1)	Connecticut Avenue Securities Trust 2022-R06 1M2, 7.778%, (SOFR30A + 3.850%), 05/25/2042	511,073	0.2
800,000 (1)	Connecticut Avenue Securities Trust 2022-R07 1M2, 8.594%, (SOFR30A + 4.650%), 06/25/2042	839,721	0.4
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
700,000 (1)	Connecticut Avenue Securities Trust 2022-R08 1M2, 7.528%, (SOFR30A + 3.600%), 07/25/2042	$695,299	0.3
40,179 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 6.689%, (US0001M + 2.300%), 08/25/2031	40,133	0.0
61,586 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 6.789%, (US0001M + 2.400%), 04/25/2031	61,446	0.0
4,271,330 (4)(5)	Fannie Mae Interest Strip 427 C100, 2.680%, 01/25/2052	524,469	0.2
3,261,152 (5)	Fannie Mae Interest Strip Series 367 2, 5.500%, 01/25/2036	640,357	0.3
859,100 (5)	Fannie Mae REMICS 2005-66 LS, 2.241%, (-1.000*US0001M + 6.630%), 07/25/2035	80,439	0.0
1,132,971 (5)	Fannie Mae REMICS 2008-36 YI, 2.811%, (-1.000*US0001M + 7.200%), 07/25/2036	83,923	0.0
534,316 (5)	Fannie Mae REMICS 2010-59 NS, 1.381%, (-1.000*US0001M + 5.770%), 06/25/2040	37,519	0.0
2,204,002 (5)	Fannie Mae REMICS 2012-121 ID, 3.000%, 11/25/2027	99,799	0.0
3,068,329 (5)	Fannie Mae REMICS 2012-144 SC, 1.711%, (-1.000*US0001M + 6.100%), 01/25/2043	341,421	0.1
1,384,137 (5)	Fannie Mae REMICS 2012-151 WS, 1.811%, (-1.000*US0001M + 6.200%), 03/25/2042	87,244	0.0
2,699,735 (5)	Fannie Mae REMICS 2012-35 LS, 2.211%, (-1.000*US0001M + 6.600%), 04/25/2041	128,232	0.1
4,431,484 (5)	Fannie Mae REMICS 2013-130 SB, 1.661%, (-1.000*US0001M + 6.050%), 01/25/2044	401,711	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,010,210 (5)	Fannie Mae REMICS 2013-20 SK, 1.811%, (-1.000*US0001M + 6.200%), 05/25/2041	$60,718	0.0
2,535,653 (5)	Fannie Mae REMICS 2013-71 AI, 3.000%, 07/25/2028	126,323	0.1
6,171,460 (5)	Fannie Mae REMICS 2014-38 S, 1.711%, (-1.000*US0001M + 6.100%), 07/25/2044	616,985	0.3
821,246 (5)	Fannie Mae REMICS 2015-65 KI, 2.611%, (-1.000*US0001M + 7.000%), 08/25/2035	65,600	0.0
6,871,808 (5)	Fannie Mae REMICS 2016-29 SB, 1.661%, (-1.000*US0001M + 6.050%), 05/25/2046	737,453	0.3
178,132 (5)	Fannie Mae REMICS 2018-86 DS, 1.711%, (-1.000*US0001M + 6.100%), 12/25/2048	11,444	0.0
1,556,303 (5)	Fannie Mae REMICS 2019-13 IB, 6.000%, 09/25/2039	330,186	0.1
3,004,842 (5)	Fannie Mae REMICS 2021-56 QI, 4.500%, 09/25/2051	700,553	0.3
202,251 (1)(4)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	180,445	0.1
819,852 (1)(4)	Flagstar Mortgage Trust 2017-1 B3, 3.614%, 03/25/2047	698,144	0.3
415,266 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	381,810	0.2
859,775 (1)(4)	Flagstar Mortgage Trust 2021-2 A4, 2.500%, 04/25/2051	661,097	0.3
571,762 (1)(4)	Flagstar Mortgage Trust 2021-2 B3, 2.784%, 04/25/2051	379,376	0.2
451,501 (5)	Freddie Mac REMICS 3318 KS, 2.092%, (-1.000*US0001M + 6.410%), 05/15/2037	29,401	0.0
590,638 (5)	Freddie Mac REMICS 3879 SL, 2.282%, (-1.000*US0001M + 6.600%), 01/15/2041	30,552	0.0
2,483,358 (5)	Freddie Mac REMICS 4120 JS, 1.882%, (-1.000*US0001M + 6.200%), 10/15/2032	158,752	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,177,987 (5)	Freddie Mac REMICS 4141 EI, 3.000%, 09/15/2027	$31,534	0.0
4,003,806 (5)	Freddie Mac REMICS 4143 MS, 2.382%, (-1.000*US0001M + 6.700%), 12/15/2042	505,149	0.2
1,821,172 (5)	Freddie Mac REMICS 4153 IB, 2.500%, 01/15/2028	71,888	0.0
1,538,260 (5)	Freddie Mac REMICS 4517 KI, 5.463%, (-0.357*US0001M + 1.071%), 04/15/2043	12,640	0.0
2,392,995 (5)	Freddie Mac REMICS 4596 DI, 3.500%, 06/15/2046	414,741	0.2
1,462,429 (5)	Freddie Mac REMICS 4619 KS, 0.130%, (-1.000*US0001M + 4.250%), 06/15/2039	94,001	0.0
195,970 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 6.289%, (US0001M + 1.900%), 01/25/2050	194,224	0.1
500,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 6.178%, (SOFR30A + 2.250%), 08/25/2033	471,899	0.2
600,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 7.678%, (SOFR30A + 3.750%), 12/25/2041	516,165	0.2
1,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 6.278%, (SOFR30A + 2.350%), 12/25/2041	885,619	0.4
400,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA4 M1B, 7.278%, (SOFR30A + 3.350%), 05/25/2042	402,691	0.2
177,870 (5)	Freddie Mac Strips 239 S30, 3.382%, (-1.000*US0001M + 7.700%), 08/15/2036	24,739	0.0
200,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1B, 6.328%, (SOFR30A + 2.400%), 02/25/2042	194,772	0.1
1,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1B, 8.428%, (SOFR30A + 4.500%), 06/25/2042	1,047,024	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
860,075 (5)	Ginnie Mae Series 2013-148 DS, 1.354%, (-1.000*US0001M + 5.680%), 10/16/2043	$75,044	0.0
4,806,809 (5)	Ginnie Mae Series 2015-20 CI, 3.500%, 02/20/2030	370,837	0.2
354,967 (5)	Ginnie Mae Series 2015-42 IY, 5.500%, 08/20/2039	28,837	0.0
4,904,489 (5)	Ginnie Mae Series 2019-23 MT, 0.600%, (-1.000*US0001M + 6.700%), 03/20/2042	79,499	0.0
42,942 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	40,632	0.0
227,404 (1)(4)	GS Mortgage-Backed Securities Trust 2020-NQM1 A2, 1.791%, 09/27/2060	199,896	0.1
500,000 (1)	Home RE 2019-1 M2 Ltd., 7.639%, (US0001M + 3.250%), 05/25/2029	493,665	0.2
842,836 (1)(4)	Hundred Acre Wood Trust 2021-INV1 A27, 2.500%, 07/25/2051	645,973	0.3
38,340 (1)(4)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	36,622	0.0
959,956 (1)(4)	J.P. Morgan Mortgage Trust 2022-5 A9, 2.800%, 09/25/2052	763,367	0.3
415,877 (1)(4)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	369,482	0.2
840,392 (1)(4)	JP Morgan Mortgage Trust 2017-5 B2, 3.211%, 10/26/2048	753,204	0.3
1,071,569 (1)(4)	JP Morgan Mortgage Trust 2018-3 B2, 3.711%, 09/25/2048	892,935	0.4
695,582 (1)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.716%, 10/25/2048	569,165	0.2
908,802 (1)(4)	JP MORGAN MORTGAGE TRUST 2018-5 A13, 3.500%, 10/25/2048	766,288	0.3
122,922 (1)(4)	JP Morgan Mortgage Trust 2018-8 A13, 4.000%, 01/25/2049	113,412	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
56,347 (1)(4)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	$52,884	0.0
50,311 (1)(4)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	46,753	0.0
18,671 (1)(4)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	15,934	0.0
932,941 (1)(4)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.978%, 10/25/2049	822,732	0.3
15,244 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	15,031	0.0
561,903 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.701%, 12/25/2049	495,578	0.2
173,677 (1)(4)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	147,282	0.1
1,000,000 (1)(4)	JP Morgan Mortgage Trust 2021-3 A5, 2.500%, 07/25/2051	699,129	0.3
451,582 (1)(4)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.324%, 10/25/2048	390,003	0.2
117,355 (1)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	110,163	0.0
400,000 (1)(4)	Provident Funding Mortgage Trust 2021-J1 A10, 2.000%, 10/25/2051	257,164	0.1
474,553 (1)(4)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	362,529	0.2
476,276 (1)(4)	RCKT Mortgage Trust 2021-1 B3, 2.719%, 03/25/2051	326,977	0.1
689,148 (1)(4)	RCKT Mortgage Trust 2021-4 A21, 2.500%, 09/25/2051	529,899	0.2
1,084,914 (1)(4)	Sequoia Mortgage Trust 2019-2 B2, 4.256%, 06/25/2049	944,821	0.4
1,086,512 (1)(4)	Sequoia Mortgage Trust 2019-2 B3, 4.256%, 06/25/2049	913,411	0.4
92,152 (1)(4)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	77,044	0.0
23,529 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	23,019	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
672,213 (1)(4)	Sequoia Mortgage Trust 2021-3 B3, 2.653%, 05/25/2051	$444,669	0.2
686,673 (1)(4)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	551,706	0.2
539,226 (1)(4)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.665%, 07/25/2047	448,274	0.2
	Total Collateralized Mortgage Obligations (Cost $37,573,847)	30,305,647	12.5
U.S. TREASURY OBLIGATIONS: 4.7%
	U.S. Treasury Bonds: 0.3%
740,000	3.000%, 08/15/2052	609,922	0.2
122,000	3.375%, 08/15/2042	109,076	0.0
150,000	4.000%, 11/15/2042	146,906	0.1
		865,904	0.3
	U.S. Treasury Notes: 4.4%
8,000	2.750%, 08/15/2032	7,286	0.0
753,100	3.875%, 11/30/2027	749,099	0.3
2,820,100	3.875%, 12/31/2027	2,804,237	1.2
85,300	3.875%, 11/30/2029	84,747	0.0
207,000	3.875%, 12/31/2029	206,013	0.1
6,545,000	4.000%, 12/15/2025	6,504,094	2.7
10,000	4.125%, 11/15/2032	10,207	0.0
208,000	4.250%, 12/31/2024	207,293	0.1
		10,572,976	4.4
	Total U.S. Treasury Obligations (Cost $11,498,301)	11,438,880	4.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.5%
	Federal National Mortgage Association: 2.4% (6)
5,860,000 (7)	5.000%, 01/15/2053	5,775,229	2.4

	Uniform Mortgage-Backed Securities: 0.1%
200,000 (7)	4.500%, 01/15/2053	192,514	0.1
	Total U.S. Government Agency Obligations
	(Cost $6,017,706)	5,967,743	2.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.0%
650,000 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	464,077	0.2
670,000 (1)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	434,088	0.2
4,647,560 (4)(5)	BBCMS Trust 2022-C17 XA, 1.152%, 09/15/2055	373,300	0.2
1,000,000 (1)(4)	Benchmark 2018-B3 D Mortgage Trust, 3.036%, 04/10/2051	674,714	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
12,282,587 (4)(5)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.221%, 03/15/2062	$632,733	0.3
5,482,103 (4)(5)	Benchmark 2020-B17 XA Mortgage Trust, 1.416%, 03/15/2053	326,494	0.1
3,236,565 (4)(5)	Benchmark 2020-B18 XA Mortgage Trust, 1.789%, 07/15/2053	251,398	0.1
2,094,730 (4)(5)	Benchmark 2021-B24 XA Mortgage Trust, 1.151%, 03/15/2054	127,205	0.1
204,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	124,875	0.1
16,051,901 (4)(5)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.868%, 12/15/2072	701,800	0.3
130,000 (1)(4)	COMM 2013-CR10 E Mortgage Trust, 4.869%, 08/10/2046	120,143	0.1
1,530,000 (4)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.855%, 02/10/2049	1,297,587	0.5
300,000 (1)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	173,981	0.1
560,000 (1)	CSWF 2021-SOP2 D, 6.635%, (US0001M + 2.317%), 06/15/2034	502,790	0.2
17,241 (1)(9)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	17,163	0.0
1,000,000 (1)(4)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	770,771	0.3
292,858 (1)	Extended Stay America Trust 2021-ESH E, 7.168%, (US0001M + 2.850%), 07/15/2038	279,800	0.1
1,141,807 (4)(5)	Freddie Mac Multiclass Certificates Series 2021-P011 X1, 1.793%, 09/25/2045	145,771	0.1
1,452,405 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.583%, 04/25/2030	125,023	0.1
4,273,164 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.511%, 05/25/2035	501,814	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,694,689 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.980%, 08/25/2036	$140,155	0.1
2,837,168 (1)(5)	FREMF 2016-K57 X2B Mortgage Trust, 0.100%, 08/25/2049	8,514	0.0
1,119,480 (1)(8)	FREMF 2016-K57 D Mortgage Trust, 0.000%, 08/25/2049	788,246	0.3
11,672,868 (1)(5)	FREMF 2016-K57 X2A Mortgage Trust, 0.100%, 08/25/2049	31,141	0.0
200,000 (1)(8)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	101,673	0.0
2,541,845 (1)(5)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	8,951	0.0
280,000 (1)(5)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	1,241	0.0
166,000 (1)(4)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.430%, 09/27/2051	114,811	0.0
126,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	103,115	0.0
153,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	124,093	0.1
125,000 (1)(4)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	99,915	0.0
106,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	57,868	0.0
126,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	100,702	0.0
125,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	94,914	0.0
1,000,000 (1)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.500%, 11/29/2050	657,227	0.3
1,000,000 (1)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.660%, 11/29/2050	630,175	0.3
238,000 (1)(4)(5)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	168,355	0.1
163,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.290%, 01/29/2052	112,161	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
176,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 BK89, 2.000%, 01/27/2052	$98,418	0.0
92,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 C728, 0.600%, 08/27/2050	77,845	0.0
95,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.920%, 05/27/2048	75,300	0.0
113,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.570%, 11/27/2049	74,014	0.0
80,000 (1)(4)(5)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.410%, 01/29/2052	51,636	0.0
92,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.260%, 01/27/2052	47,785	0.0
92,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 D728, 0.690%, 01/29/2052	75,314	0.0
125,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.030%, 12/27/2045	124,111	0.1
75,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.770%, 10/27/2047	62,010	0.0
95,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 DK47, 1.000%, 05/27/2048	73,657	0.0
31,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.040%, 12/27/2045	30,749	0.0
49,000 (1)(10)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.700%, 01/29/2052	39,986	0.0
13,602,054 (4)(5)	GS Mortgage Securities Trust 2019-GC39 XA, 1.128%, 05/10/2052	621,608	0.3
770,000 (1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2021-MHC E, 6.768%, (US0001M + 2.450%), 04/15/2038	731,638	0.3
200,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	162,663	0.1
22,126,538 (4)(5)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.667%, 06/15/2051	433,843	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
182,000 (1)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 6.950%, (TSFR1M + 2.500%), 07/15/2036	$169,632	0.1
253,862 (1)(9)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	—	—
1,955,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	1,434,188	0.6
7,568,472 (4)(5)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.637%, 11/15/2052	254,670	0.1
90,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 1.120%, 03/28/2049	67,040	0.0
70,000 (1)(4)	RFM Reremic Trust 2022-FRR1 AB60, 2.470%, 11/08/2049	54,753	0.0
110,000 (1)(4)	RFM Reremic Trust 2022-FRR1 AB64, 2.314%, 03/01/2050	83,797	0.0
30,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	21,209	0.0
30,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	19,643	0.0
30,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	19,206	0.0
22,576 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.096%, 12/10/2045	21,532	0.0
815,103 (1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.521%, 11/15/2044	776,148	0.3
2,210,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	2,132,023	0.9
1,320,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.957%, 06/15/2046	844,544	0.4
1,920,000 (4)	WFRBS Commercial Mortgage Trust 2014-C19 C, 4.646%, 03/15/2047	1,811,187	0.8
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	Total Commercial Mortgage-Backed Securities (Cost $24,990,565)	$21,878,933	9.0
ASSET-BACKED SECURITIES: 8.7%
	Automobile Asset-Backed Securities: 1.2%
296,451	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	295,955	0.1
450,000	Americredit Automobile Receivables Trust 2019-2 D, 2.990%, 06/18/2025	438,306	0.2
1,200,000	Carmax Auto Owner Trust 2019-3 D, 2.850%, 01/15/2026	1,165,188	0.5
400,000	GM Financial Automobile Leasing Trust 2022-3 C, 5.130%, 08/20/2026	391,020	0.2
500,000	GM Financial Consumer Automobile Receivables Trust 2019-3 C, 2.620%, 01/16/2025	497,202	0.2
88,796	Santander Drive Auto Receivables Trust 2019-1 D, 3.650%, 04/15/2025	88,645	0.0
		2,876,316	1.2
	Home Equity Asset-Backed Securities: 0.2%
517,178 (1)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	405,371	0.2

	Other Asset-Backed Securities: 7.1%
396,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/05/2049	390,351	0.2
148,500 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	135,786	0.1
250,000 (1)	Arbor Realty Commercial Real Estate Notes 2021-FL4 D Ltd., 7.218%, (US0001M + 2.900%), 11/15/2036	232,085	0.1
300,000 (1)	Babson CLO Ltd. 2018-3A C, 6.143%, (US0003M + 1.900%), 07/20/2029	290,295	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
750,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA BR2, 5.979%, (US0003M + 1.900%), 07/15/2029	$727,500	0.3
400,000 (1)	Benefit Street Partners CLO Ltd. 2021-23A C, 6.558%, (US0003M + 2.200%), 04/25/2034	376,601	0.2
250,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	232,193	0.1
592,320 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	562,912	0.2
1,000,000 (1)	Dryden Senior Loan Fund 2021-87A C, 6.575%, (US0003M + 1.900%), 05/20/2034	931,186	0.4
376,391 (1)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	326,998	0.1
750,000 (1)	LCM XV L.P. 15A CR, 6.643%, (US0003M + 2.400%), 07/20/2030	712,502	0.3
750,000 (1)	LCM XXII Ltd. 22A BR, 6.243%, (US0003M + 2.000%), 10/20/2028	710,746	0.3
950,000 (1)	Magnetite XXVI Ltd. 2020-26A CR, 6.258%, (US0003M + 1.900%), 07/25/2034	897,525	0.4
292,241 (1)	Marlette Funding Trust 2022-3A A, 5.180%, 11/15/2032	290,040	0.1
310,833 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	279,516	0.1
470,110 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	436,280	0.2
750,000 (1)	Neuberger Berman CLO XVII Ltd. 2014-17A CR2, 6.325%, (US0003M + 2.000%), 04/22/2029	715,489	0.3
1,000,000 (1)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A CR, 5.944%, (US0003M + 1.750%), 10/18/2029	948,997	0.4
750,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A CR, 5.979%, (US0003M + 1.900%), 10/16/2033	707,797	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	NYACK Park CLO Ltd. 2021-1A C, 6.193%, (US0003M + 1.950%), 10/20/2034	$465,014	0.2
250,000 (1)	Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	235,930	0.1
580,000 (1)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 6.293%, (US0003M + 2.050%), 07/20/2030	554,015	0.2
250,000 (1)	Octagon Loan Funding Ltd. 2014-1A CRR, 6.874%, (US0003M + 2.200%), 11/18/2031	232,060	0.1
550,000 (1)	Shackleton 2019-15A CR CLO Ltd., 6.229%, (US0003M + 2.150%), 01/15/2032	521,349	0.2
500,000 (1)	Silver Creek CLO Ltd. 2014-1A CR, 6.543%, (US0003M + 2.300%), 07/20/2030	484,981	0.2
276,868 (1)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	273,961	0.1
392,567 (1)	Sunnova Helios IX Issuer LLC 2022-B A, 5.000%, 08/20/2049	368,582	0.1
291,001 (1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	258,081	0.1
600,000 (1)	THL Credit Wind River 2017-3A CR Clo Ltd., 6.579%, (US0003M + 2.500%), 04/15/2035	565,164	0.2
2,000,000 (1)(4)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	1,944,376	0.8
180,000 (1)(4)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	168,081	0.1
1,140,000 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,031,005	0.4
227,500 (1)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	210,163	0.1
		17,217,561	7.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: 0.2%
600,000 (1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	$471,791	0.2
	Total Asset-Backed Securities
	(Cost $22,294,682)	20,971,039	8.7
SOVEREIGN BONDS: 1.0%
275,000	Chile Government International Bond, 2.450%, 01/31/2031	228,849	0.1
250,000	Colombia Government International Bond, 3.875%, 04/25/2027	222,113	0.1
MXN 27,250,000	Mexican Bonos, 7.750%, 05/29/2031	1,295,118	0.6
200,000	Mexico Government International Bond, 4.500%, 04/22/2029	191,094	0.1
250,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	223,768	0.1
200,000 (11)	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	60,000	0.0
350,000 (11)	Ukraine Government International Bond, 7.750%, 09/01/2027	76,022	0.0
	Total Sovereign Bonds
	(Cost $2,802,669)	2,296,964	1.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 39.7%
	Communication Services: 2.3%
20,354 (12)	Alphabet, Inc. - Class A	1,795,833	0.8
29,628	AT&T, Inc.	545,452	0.2
16,428	Comcast Corp. - Class A	574,487	0.2
3,347	Deutsche Telekom AG	66,594	0.0
2,537	Electronic Arts, Inc.	309,971	0.1
1,065	Elisa OYJ	56,450	0.0
25,000	HKT Trust & HKT Ltd. - Stapled Security	30,603	0.0
4,344 (12)	Iridium Communications, Inc.	223,282	0.1
26,390	Koninklijke KPN NV	81,683	0.0
5,020 (12)	Live Nation Entertainment, Inc.	350,095	0.2
439	Nexstar Media Group, Inc.	76,838	0.0
1,700	Nintendo Co., Ltd.	71,479	0.0
700	Nippon Telegraph & Telephone Corp.	19,963	0.0
10,268	Orange SA	101,880	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services (continued)
11,300	SoftBank Corp.	$127,845	0.1
9,432	Spark New Zealand Ltd.	32,293	0.0
179	Swisscom AG	98,058	0.1
6,909	Telenor ASA	64,551	0.0
8,836	Telia Co. AB	22,578	0.0
15,993	Verizon Communications, Inc.	630,124	0.3
3,055 (12)	Walt Disney Co.	265,418	0.1
		5,545,477	2.3
	Consumer Discretionary: 3.3%
19,555 (12)	Amazon.com, Inc.	1,642,620	0.7
1,459	Bayerische Motoren Werke AG	129,172	0.1
1,900 (2)	Bridgestone Corp.	67,274	0.0
450 (12)	Chipotle Mexican Grill, Inc.	624,370	0.3
1,428	Domino’s Pizza, Inc.	494,659	0.2
3,627 (12)	Etsy, Inc.	434,442	0.2
3,736 (12)	Expedia Group, Inc.	327,274	0.1
281	Ferrari NV	60,257	0.0
12,816	Ford Motor Co.	149,050	0.1
3,344	General Motors Co.	112,492	0.0
5,546	Gentex Corp.	151,239	0.1
1,607	Genuine Parts Co.	278,831	0.1
1,205	Industria de Diseno Textil SA	32,006	0.0
4,469	LKQ Corp.	238,689	0.1
2,147 (12)	Lululemon Athletica, Inc.	687,856	0.3
2,154	McDonald’s Corp.	567,644	0.2
1,800 (2)	McDonald’s Holdings Co. Japan Ltd.	68,412	0.0
1,706	Mercedes-Benz Group AG	111,563	0.1
3,401	Ross Stores, Inc.	394,754	0.2
4,300	Sekisui House Ltd.	76,235	0.1
4,219	Service Corp. International	291,702	0.1
2,600	Subaru Corp.	39,364	0.0
2,389 (12)	Tesla, Inc.	294,277	0.1
2,621	Travel + Leisure Co.	95,404	0.0
3,500	USS Co., Ltd.	55,535	0.0
9,738	Wendy’s Company	220,371	0.1
2,033	Yum! Brands, Inc.	260,387	0.1
		7,905,879	3.3
	Consumer Staples: 2.8%
9,266	Altria Group, Inc.	423,549	0.2
5,427	British American Tobacco PLC	214,683	0.1
5,976	Coca-Cola Co.	380,133	0.2
6,145	Coles Group Ltd.	69,658	0.0
3,374	Conagra Brands, Inc.	130,574	0.0
5,077	Constellation Brands, Inc.	1,176,595	0.5
3,116	Estee Lauder Cos., Inc.	773,111	0.3
10,117	Flowers Foods, Inc.	290,762	0.1
4,598	General Mills, Inc.	385,542	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
4,191	Imperial Brands PLC	$104,403	0.0
5,300 (2)	Japan Tobacco, Inc.	106,849	0.1
4,020	Koninklijke Ahold Delhaize NV	115,580	0.1
6,815	Mondelez International, Inc.	454,220	0.2
1,851	PepsiCo, Inc.	334,402	0.1
5,708	Philip Morris International, Inc.	577,707	0.2
2,622	Procter & Gamble Co.	397,390	0.2
945	Reckitt Benckiser Group PLC	65,504	0.0
2,370	Tyson Foods, Inc.	147,532	0.1
1,092	Unilever PLC	54,793	0.0
1,316	Unilever PLC - ULVRL	66,442	0.0
3,544	Walmart, Inc.	502,504	0.2
		6,771,933	2.8
	Energy: 2.2%
415	Aker BP ASA	12,899	0.0
10,497	Baker Hughes Co.	309,976	0.1
43,716	BP PLC	252,240	0.1
3,741	Cheniere Energy, Inc.	561,000	0.2
1,730	Chevron Corp.	310,518	0.1
1,195	ConocoPhillips	141,010	0.0
4,595	Diamondback Energy, Inc.	628,504	0.3
2,995	DT Midstream, Inc.	165,504	0.1
25,700	ENEOS Holdings, Inc.	87,519	0.0
8,929	ENI S.p.A.	126,965	0.1
2,221	EOG Resources, Inc.	287,664	0.1
2,026	Exxon Mobil Corp.	223,468	0.1
7,070	Galp Energia SGPS SA	95,379	0.0
3,300	Idemitsu Kosan Co., Ltd.	77,258	0.0
17,046	Kinder Morgan, Inc.	308,192	0.1
3,626	Marathon Petroleum Corp.	422,030	0.2
3,864	Phillips 66	402,165	0.2
6,833	Repsol SA	108,761	0.1
2,503	Shell PLC	70,562	0.0
2,858	Targa Resources Corp.	210,063	0.1
746 (2)	TotalEnergies SE	46,829	0.0
3,035	Valero Energy Corp.	385,020	0.2
2,027 (2)	Washington H Soul Pattinson & Co. Ltd.	38,029	0.0
6,180	Woodside Energy Group Ltd. (WDS)	149,669	0.1
		5,421,224	2.2
	Financials: 5.3%
979	Ageas SA/NV	43,440	0.0
976	Allianz SE	208,432	0.1
2,600	Allstate Corp.	352,560	0.1
483	American Financial Group, Inc.	66,306	0.0
3,708	American International Group, Inc.	234,494	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
202	Ameriprise Financial, Inc.	$62,897	0.0
7,925	ANZ Group Holdings Ltd.	127,663	0.1
805	Aon PLC	241,613	0.1
18,367	Aviva PLC	97,431	0.1
3,577	Axis Capital Holdings Ltd.	193,766	0.1
353	Baloise Holding AG	54,435	0.0
10,071	Bank Leumi Le-Israel BM	83,879	0.0
10,233	Bank of America Corp.	338,917	0.1
4,244	Bank OZK	170,015	0.1
516 (2)	Banque Cantonale Vaudoise	49,473	0.0
514	BNP Paribas	29,267	0.0
26,000	BOC Hong Kong Holdings Ltd.	88,265	0.1
2,958	Charles Schwab Corp.	246,283	0.1
8,928	Citigroup, Inc.	403,813	0.2
6,809	Citizens Financial Group, Inc.	268,070	0.1
340	CME Group, Inc.	57,174	0.0
3,577	Commerce Bancshares, Inc.	243,486	0.1
1,875	Cullen/Frost Bankers, Inc.	250,687	0.1
370	Deutsche Boerse AG	63,710	0.0
905	Erie Indemnity Co.	225,092	0.1
192	Everest Re Group Ltd.	63,604	0.0
2,081	First American Financial Corp.	108,920	0.0
4,533	First Hawaiian, Inc.	118,039	0.1
541	Groupe Bruxelles Lambert NV	43,235	0.0
3,791	Hancock Whitney Corp.	183,446	0.1
357	Hannover Rueck SE	70,439	0.0
1,193	Hanover Insurance Group, Inc.	161,210	0.1
4,034	Hartford Financial Services Group, Inc.	305,898	0.1
45,334	HSBC Holdings PLC	280,961	0.1
10,990	Insurance Australia Group Ltd.	35,329	0.0
2,689	International Bancshares Corp.	123,049	0.1
10,200 (2)	Japan Post Bank Co. Ltd.	87,444	0.1
12,900	Japan Post Holdings Co. Ltd.	108,540	0.1
368	JPMorgan Chase & Co.	49,349	0.0
6,533	Keycorp	113,805	0.0
4,673	Loews Corp.	272,576	0.1
1,045	LPL Financial Holdings, Inc.	225,898	0.1
30,715	M&G PLC	69,455	0.0
1,595	Marsh & McLennan Cos., Inc.	263,941	0.1
31,650	Medibank Pvt Ltd.	63,143	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
8,520	Mediobanca Banca di Credito Finanziario SpA	$81,869	0.0
5,063	Metlife, Inc.	366,409	0.2
14,100	Mitsubishi HC Capital, Inc.	69,352	0.0
31,600	Mitsubishi UFJ Financial Group, Inc.	212,144	0.1
1,644	Mizrahi Tefahot Bank Ltd.	53,061	0.0
10,300	Mizuho Financial Group, Inc.	145,109	0.1
2,015	Morgan Stanley	171,315	0.1
3,200	MS&AD Insurance Group Holdings, Inc.	102,303	0.1
1,114	MSCI, Inc. - Class A	518,199	0.2
224	Muenchener Rueckversicherungs- Gesellschaft AG	72,457	0.0
4,382	NatWest Group PLC	13,975	0.0
2,025	NN Group NV	82,806	0.0
4,058	Nordea Bank Abp	43,469	0.0
10,785	Old Republic International Corp.	260,458	0.1
10,376	Phoenix Group Holdings PLC	76,010	0.0
3,046	Popular, Inc.	202,011	0.1
7,003 (1)	Poste Italiane SpA	68,324	0.0
3,526	Prosperity Bancshares, Inc.	256,270	0.1
2,212	Sampo OYJ	115,531	0.1
1,900	Sompo Holdings, Inc.	84,062	0.0
4,500	Sumitomo Mitsui Financial Group, Inc.	181,046	0.1
2,900	Sumitomo Mitsui Trust Holdings, Inc.	101,197	0.1
8,215	Suncorp Group Ltd.	66,943	0.0
4,752	Tradeweb Markets, Inc.	308,547	0.1
1,836	Travelers Cos, Inc.	344,232	0.1
3,232 (2)	Tryg A/S	76,810	0.0
1,640	UMB Financial Corp.	136,973	0.1
6,046	Unum Group	248,067	0.1
8,593	US Bancorp	374,741	0.2
3,811	Washington Federal, Inc.	127,859	0.1
7,241	Wells Fargo & Co.	298,981	0.1
6,420	Westpac Banking Corp.	101,638	0.1
1,335	Willis Towers Watson PLC	326,514	0.1
1,167	Wintrust Financial Corp.	98,635	0.0
408	Zurich Insurance Group AG	195,056	0.1
		12,931,822	5.3
	Health Care: 6.3%
2,381	Abbott Laboratories	261,410	0.1
1,515	AbbVie, Inc.	244,839	0.1
645	AmerisourceBergen Corp.	106,883	0.0
1,114	Amgen, Inc.	292,581	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
18,156 (12)	Boston Scientific Corp.	$840,078	0.3
8,165	Bristol-Myers Squibb Co.	587,472	0.2
3,965	Cardinal Health, Inc.	304,790	0.1
1,162	Cigna Corp.	385,017	0.2
5,170	CVS Health Corp.	481,792	0.2
1,864	Danaher Corp.	494,743	0.2
7,992 (12)	DexCom, Inc.	905,014	0.4
558	Elevance Health, Inc.	286,237	0.1
5,629	Eli Lilly & Co.	2,059,313	0.9
5,594	Gilead Sciences, Inc.	480,245	0.2
10,096	GSK PLC	174,493	0.1
1,950	Humana, Inc.	998,770	0.4
2,206 (12)	Intuitive Surgical, Inc.	585,362	0.2
7,312	Johnson & Johnson	1,291,665	0.5
973	McKesson Corp.	364,992	0.2
1,698	Medtronic PLC	131,969	0.1
5,827	Merck & Co., Inc.	646,506	0.3
4,392	Novartis AG	397,465	0.2
2,800	Ono Pharmaceutical Co., Ltd.	65,446	0.0
1,079	Orion Oyj	59,154	0.0
1,600 (2)	Otsuka Holdings Co. Ltd.	52,180	0.0
17,698	Pfizer, Inc.	906,845	0.4
89	Roche Holding AG-GENUSSCHEIN	27,967	0.0
2,370	Sanofi	228,530	0.1
5,200	Takeda Pharmaceutical Co., Ltd.	162,483	0.1
1,940	UnitedHealth Group, Inc.	1,028,549	0.4
1,488 (12)	Vertex Pharmaceuticals, Inc.	429,705	0.2
		15,282,495	6.3
	Industrials: 3.8%
3,208	3M Co.	384,703	0.2
2,564 (2)	ACS Actividades de Construccion y Servicios SA	73,365	0.0
1,891	AECOM	160,603	0.1
391 (1)(12)	Aena SME SA	49,015	0.0
657	Allegion Public Ltd.	69,156	0.0
43	AP Moller - Maersk A/S - Class B	96,260	0.1
27,168	Aurizon Holdings Ltd.	68,829	0.0
10,041	BAE Systems PLC	103,708	0.1
3,703	Booz Allen Hamilton Holding Corp.	387,038	0.2
2,500 (2)	Bouygues SA	74,979	0.1
8,311	Brambles Ltd.	68,155	0.0
918	Bureau Veritas SA	24,193	0.0
724	Caterpillar, Inc.	173,441	0.1
598 (12)	Copa Holdings S.A.- Class A	49,736	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
3,026	CSX Corp.	$93,745	0.0
881	Cummins, Inc.	213,457	0.1
1,900	Dai Nippon Printing Co., Ltd.	38,170	0.0
221	Dassault Aviation SA	37,480	0.0
1,297	DCC PLC	63,776	0.0
3,352	Eaton Corp. PLC	526,096	0.2
745	Eiffage SA	73,281	0.0
271	Elbit Systems Ltd.	44,073	0.0
8,309	Emerson Electric Co.	798,163	0.3
3,319	Ferrovial SA - FERE	86,900	0.1
2,885	Fortive Corp.	185,361	0.1
383	GEA Group AG	15,576	0.0
674	General Electric Co.	56,474	0.0
2,200	Hankyu Hanshin Holdings, Inc.	65,181	0.0
4,472	Johnson Controls International plc	286,208	0.1
2,174	Leidos Holdings, Inc.	228,683	0.1
491	Lockheed Martin Corp.	238,867	0.1
3,047	MSC Industrial Direct Co.	248,940	0.1
16,000	MTR Corp.	84,622	0.1
10,200 (2)	Obayashi Corp.	77,047	0.1
734	Old Dominion Freight Line	208,295	0.1
273	Parker Hannifin Corp.	79,443	0.0
4,868	Quanta Services, Inc.	693,690	0.3
2,365	Relx PLC (GBP Exchange)	65,388	0.0
181	Rheinmetall AG	36,033	0.0
2,330	Robert Half International, Inc.	172,024	0.1
1,300	Secom Co., Ltd.	74,175	0.0
30,000	SITC International Holdings Co. Ltd.	66,493	0.0
1,517	Smiths Group PLC	29,115	0.0
1,400	Sumitomo Corp.	23,272	0.0
527	Thales S.A.	67,334	0.0
2,500	Tobu Railway Co., Ltd.	58,312	0.0
779	TransDigm Group, Inc.	490,497	0.2
9,844	Transurban Group - Stapled Security	86,606	0.1
2,433	U-Haul Holding Co. - Non-Voting	133,766	0.1
1,439	United Parcel Service, Inc. - Class B	250,156	0.1
609 (12)	United Rentals, Inc.	216,451	0.1
1,356	Verisk Analytics, Inc.	239,226	0.1
1,738	Waste Connections, Inc.	230,389	0.1
421	Westinghouse Air Brake Technologies Corp.	42,020	0.0
7,622 (12)	WillScot Mobile Mini Holdings Corp.	344,286	0.1
683	Wolters Kluwer NV	71,466	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
345	WW Grainger, Inc.	$191,906	0.1
3,100	Yamato Holdings Co., Ltd.	49,123	0.0
		9,164,747	3.8
	Information Technology: 9.3%
560	Accenture PLC	149,430	0.1
6,803 (12)	Advanced Micro Devices, Inc.	440,630	0.2
3,344	Amdocs Ltd.	303,970	0.1
27,531	Apple, Inc.	3,577,103	1.5
1,036	Automatic Data Processing, Inc.	247,459	0.1
3,867 (12)	Cadence Design Systems, Inc.	621,195	0.3
14,404	Cisco Systems, Inc.	686,207	0.3
5,147	Cognizant Technology Solutions Corp.	294,357	0.1
2,525 (12)	Crowdstrike Holdings, Inc.	265,857	0.1
4,153 (12)	Datadog, Inc.	305,246	0.1
2,260	Dolby Laboratories, Inc.	159,420	0.1
1,225	Edenred	66,671	0.1
2,126 (12)	Enphase Energy, Inc.	563,305	0.2
1,963 (12)	Gartner, Inc.	659,843	0.3
5,170	Genpact Ltd.	239,474	0.1
10,848	Hewlett Packard Enterprise Co.	173,134	0.1
1,669	Intuit, Inc.	649,608	0.3
1,256	Jack Henry & Associates, Inc.	220,503	0.1
8,449	Juniper Networks, Inc.	270,030	0.1
3,009 (12)	Keysight Technologies, Inc.	514,750	0.2
474	Lam Research Corp.	199,222	0.1
9,166	Marvell Technology, Inc.	339,509	0.1
3,743	MAXIMUS, Inc.	274,474	0.1
21,038	Microsoft Corp.	5,045,333	2.1
1,938	Motorola Solutions, Inc.	499,442	0.2
4,776	National Instruments Corp.	176,234	0.1
3,399	NetApp, Inc.	204,144	0.1
6,652	Nvidia Corp.	972,123	0.4
4,315 (12)	Palo Alto Networks, Inc.	602,115	0.2
5,933	Paychex, Inc.	685,618	0.3
1,585 (12)	ServiceNow, Inc.	615,408	0.2
253	Texas Instruments, Inc.	41,801	0.0
6,997	The Sage Group PLC	63,006	0.0
800 (2)	Trend Micro, Inc.	37,414	0.0
10,959	Visa, Inc. - Class A	2,276,842	0.9
		22,440,877	9.3
	Materials: 1.2%
544	Air Liquide SA	77,213	0.1
1,258	Air Products & Chemicals, Inc.	387,791	0.2
8,925	Amcor PLC	106,297	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
5,700	Asahi Kasei Corp.	$40,576	0.0
6,331	Dow, Inc.	319,019	0.1
4,464	FMC Corp.	557,107	0.2
26,802	Glencore PLC	178,734	0.1
1,860	Holcim AG	96,280	0.1
1,599	ICL Group Ltd.	11,554	0.0
559	Linde PLC	182,335	0.1
2,700	Mitsubishi Chemical Holdings Corp.	13,978	0.0
4,300	Nippon Steel Corp.	74,610	0.1
400	Nitto Denko Corp.	23,038	0.0
1,224 (2)	Novozymes A/S	62,098	0.0
1,950 (2)	OCI NV	69,717	0.0
10,300	Oji Holdings Corp.	41,602	0.0
2,436	Rio Tinto Ltd.	192,263	0.1
6,200	Sumitomo Chemical Co., Ltd.	22,231	0.0
528	Symrise AG	57,343	0.0
5,800	Tosoh Corp.	68,971	0.0
877	UPM-Kymmene OYJ	32,818	0.0
4,745	WestRock Co.	166,834	0.1
863	Yara International ASA	37,900	0.0
		2,820,309	1.2
	Real Estate: 1.5%
1,680	Crown Castle, Inc.	227,875	0.1
1,905	CubeSmart	76,676	0.0
1,500	Daiwa House Industry Co., Ltd.	34,554	0.0
2,389	Digital Realty Trust, Inc.	239,545	0.1
2,948	Equity Residential	173,932	0.1
2,437	First Industrial Realty Trust, Inc.	117,610	0.0
17,961	GPT Group	51,225	0.0
5,534	Highwoods Properties, Inc.	154,841	0.1
4,194	Iron Mountain, Inc.	209,071	0.1
4,885	Kilroy Realty Corp.	188,903	0.1
669	Lamar Advertising Co.	63,154	0.0
1,861	Life Storage, Inc.	183,308	0.1
12,500	Link REIT	91,467	0.1
1,609	Mid-America Apartment Communities, Inc.	252,597	0.1
5,884	National Retail Properties, Inc.	269,252	0.1
2,300	Nomura Real Estate Holdings, Inc.	49,180	0.0
4,909	ProLogis, Inc.	553,392	0.2
1,616	SBA Communications Corp.	452,981	0.2
7,500	Sun Hung Kai Properties Ltd.	102,445	0.1
8,200	Swire Properties Ltd.	20,770	0.0
483	Swiss Prime Site AG	41,863	0.0
		3,554,641	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 1.7%
2,854	American Electric Power Co., Inc.	$270,987	0.1
496	Atmos Energy Corp.	55,587	0.0
3,500	CK Infrastructure Holdings Ltd.	18,263	0.0
8,500	CLP Holdings Ltd.	61,927	0.0
2,105	Consolidated Edison, Inc.	200,628	0.1
2,161	DTE Energy Co.	253,982	0.1
3,860	Duke Energy Corp.	397,541	0.2
4,368	Edison International	277,892	0.1
254	Elia Group SA/NV	36,109	0.0
4,143	Enagas	68,892	0.0
917	Eversource Energy	76,881	0.0
11,221	Iberdrola S.A. - IBEE	130,988	0.1
2,619	National Fuel Gas Co.	165,783	0.1
11,689	National Grid PLC	140,028	0.1
5,703	NextEra Energy, Inc.	476,771	0.2
2,222	NiSource, Inc.	60,927	0.0
1,715	ONE Gas, Inc.	129,860	0.1
15,000	Power Assets Holdings Ltd.	81,982	0.1
10,155	PPL Corp.	296,729	0.1
4,528 (2)	Red Electrica Corp. SA	78,733	0.0
1,790	Sempra Energy	276,627	0.1
13,480	Snam SpA	65,362	0.0
5,702	Southern Co.	407,180	0.2
11,094 (2)	Terna - Rete Elettrica Nazionale	81,931	0.0
6,717	United Utilities Group PLC	80,257	0.0
		4,191,847	1.7
	Total Common Stock (Cost $95,555,439)	96,031,251	39.7
EXCHANGE-TRADED FUNDS: 0.2%
391	iShares MSCI EAFE Value Index ETF	17,939	0.0
2,338	iShares Russell 1000 Value ETF	354,558	0.2
	Total Exchange-Traded Funds (Cost $382,126)	372,497	0.2
MUTUAL FUNDS: 1.9%
	Affiliated Investment Companies: 1.9%
227,313	Voya Emerging Markets Hard Currency Debt Fund - Class P	1,673,026	0.7
427,984	Voya High Yield Bond Fund - Class P	2,811,853	1.2
	Total Mutual Funds (Cost $5,309,523)	4,484,879	1.9
PREFERRED STOCK: 0.2%
	Consumer Staples: 0.0%
952	Henkel AG & Co. KGaA	65,986	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Financials: 0.2%
50 (12)(13)	Fannie Mae	$362,500	0.2
	Total Preferred Stock (Cost $4,164,759)	428,486	0.2
PURCHASED OPTIONS (14): 0.0%
	Total Purchased Options (Cost $185,604)	72,629	0.0
	Total Long-Term Investments (Cost $240,925,598)	221,413,406	91.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreements: 0.8%
1,000,000 (15)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.4
1,000,000 (15)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.4
1,861 (15)	TD Securities (USA) LLC, Repurchase Agreement dated 12/30/22, 4.27%, due 01/03/23 (Repurchase Amount $1,862, collateralized by various U.S. Government Securities, 0.375%-1.875%, Market Value plus accrued interest $1,898, due 10/31/23-07/31/26)	1,861	0.0
	Total Repurchase Agreements
	Total Short-Term Investments (Cost $2,001,861)	2,001,861	0.8
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Investments in Securities (Cost $242,927,459)	$223,415,267	92.4
Assets in Excess of Other Liabilities	18,502,220	7.6
Net Assets	$241,917,487	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Represents or includes a TBA transaction.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(11)
Defaulted security.

(12)
Non-income producing security.

(13)
Preferred Stock may be called prior to convertible date.

(14)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(15)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:
MXN   Mexican Peso
Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

TSFR1M
1-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$4,771,500	$773,977	$—	$5,545,477
Consumer Discretionary	7,266,061	639,818	—	7,905,879
Consumer Staples	5,974,021	797,912	—	6,771,933
Energy	4,355,114	1,066,110	—	5,421,224
Financials	9,511,782	3,420,040	—	12,931,822
Health Care	14,114,777	1,167,718	—	15,282,495
Industrials	7,392,820	1,771,927	—	9,164,747
Information Technology	22,273,786	167,091	—	22,440,877
Materials	1,719,383	1,100,926	—	2,820,309
Real Estate	3,163,137	391,504	—	3,554,641
Utilities	3,347,375	844,472	—	4,191,847
Total Common Stock	83,889,756	12,141,495	—	96,031,251
Exchange-Traded Funds	372,497	—	—	372,497
Mutual Funds	4,484,879	—	—	4,484,879
Preferred Stock	—	428,486	—	428,486
Purchased Options	—	72,629	—	72,629
Corporate Bonds/Notes	—	27,164,458	—	27,164,458
Collateralized Mortgage Obligations	—	30,305,647	—	30,305,647
Asset-Backed Securities	—	20,971,039	—	20,971,039
U.S. Government Agency Obligations	—	5,967,743	—	5,967,743
Commercial Mortgage-Backed Securities	—	21,861,770	17,163	21,878,933
Sovereign Bonds	—	2,296,964	—	2,296,964
U.S. Treasury Obligations	—	11,438,880	—	11,438,880
Short-Term Investments	—	2,001,861	—	2,001,861
Total Investments, at fair value	$88,747,132	$134,650,972	$17,163	$223,415,267
Other Financial Instruments+
Centrally Cleared Swaps	—	191,951	—	191,951
Forward Foreign Currency Contracts	—	176,332	—	176,332
Forward Premium Swaptions	—	12,797	—	12,797
Futures	190,552	—	—	190,552
Volatility Swaps	—	5,060	—	5,060
Total Assets	$88,937,684	$135,037,112	$17,163	$223,991,959
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(779,886)	$—	$(779,886)
Forward Foreign Currency Contracts	—	(201,983)	—	(201,983)
Forward Premium Swaptions	—	(120,933)	—	(120,933)
Futures	(187,299)	—	—	(187,299)
Written Options	—	(2,085,652)	—	(2,085,652)
Total Liabilities	$(187,299)	$(3,188,454)	$—	$(3,375,753)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$2,012,032	$97,789	$—	$(436,796)	$1,673,026	$97,789	$—	$—
Voya Floating Rate Fund - Class P	28,239,002	1,004,455	(30,491,113)	1,247,656	—	1,028,516	(3,165,661)	—
Voya High Yield Bond Fund - Class P	2,391,021	9,451,680	(8,512,030)	(518,818)	2,811,853	413,232	(812,041)	38,453
	$32,642,055	$10,553,924	$(39,003,143)	$292,042	$4,484,879	$1,539,537	$(3,977,702)	$38,453
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following forward foreign currency contracts were outstanding for Voya Balanced Income Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 387,641	GBP 320,749	Bank of America N.A.	02/03/23	$3,268
USD 877,875	CAD 1,193,322	Bank of America N.A.	02/03/23	(3,596)
CAD 1,663,520	USD 1,217,482	Bank of America N.A.	02/03/23	11,309
MXN 7,122,743	USD 366,246	BNP Paribas	01/13/23	(1,462)
USD 1,387,448	AUD 2,077,096	BNP Paribas	02/03/23	(28,658)
JPY 83,924,779	USD 641,374	BNP Paribas	02/03/23	862
USD 1,211,314	CAD 1,647,753	BNP Paribas	02/03/23	(5,830)
EUR 256,164	USD 272,912	Citibank N.A.	02/03/23	1,915
USD 413,584	GBP 343,613	Citibank N.A.	02/03/23	1,812
USD 691,777	NZD 1,089,904	Citibank N.A.	02/03/23	(536)
USD 1,061,139	EUR 999,972	Citibank N.A.	02/03/23	(11,690)
USD 653,728	JPY 86,894,096	Citibank N.A.	02/03/23	(11,231)
CHF 856,688	USD 929,233	Goldman Sachs International	02/03/23	635
NZD 2,170,380	USD 1,371,561	Goldman Sachs International	02/03/23	7,077
CAD 1,656,883	USD 1,217,267	Goldman Sachs International	02/03/23	6,621
EUR 856,261	USD 909,715	Morgan Stanley Capital Services LLC	02/03/23	8,932
NOK 33,602	USD 3,387	Morgan Stanley Capital Services LLC	02/03/23	47
NZD 995,982	USD 632,234	Morgan Stanley Capital Services LLC	02/03/23	420
USD 1,036,732	CAD 1,418,459	Morgan Stanley Capital Services LLC	02/03/23	(11,040)
EUR 1,892,154	USD 2,023,914	Morgan Stanley Capital Services LLC	02/03/23	(23,055)
USD 629,276	NZD 1,000,809	Morgan Stanley Capital Services LLC	02/03/23	(6,443)
USD 987,582	EUR 920,586	Morgan Stanley Capital Services LLC	02/03/23	14,108
USD 1,009,511	CHF 931,816	Morgan Stanley Capital Services LLC	02/03/23	(1,902)
AUD 2,061,391	USD 1,391,649	Morgan Stanley Capital Services LLC	02/03/23	13,750
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 414,981	EUR 389,150	Morgan Stanley Capital Services LLC	02/03/23	$(2,522)
USD 1,603,156	EUR 1,505,332	Morgan Stanley Capital Services LLC	02/03/23	(11,852)
USD 551,561	MXN 10,756,556	Standard Chartered Bank	01/13/23	675
USD 3,269	SEK 33,936	Standard Chartered Bank	02/03/23	11
USD 60,221	JPY 8,207,136	Standard Chartered Bank	02/03/23	(2,584)
MXN 7,122,215	USD 366,245	State Street Bank and Trust Co.	01/13/23	(1,489)
USD 781,456	MXN 15,297,676	State Street Bank and Trust Co.	01/13/23	(1,998)
USD 1,103,424	CHF 1,020,456	State Street Bank and Trust Co.	02/03/23	(4,201)
USD 642,778	JPY 84,710,513	State Street Bank and Trust Co.	02/03/23	(5,471)
USD 924,990	CHF 858,459	State Street Bank and Trust Co.	02/03/23	(6,800)
AUD 2,006,567	USD 1,348,461	State Street Bank and Trust Co.	02/03/23	19,561
JPY 9,121,866	USD 69,402	State Street Bank and Trust Co.	02/03/23	403
GBP 629,959	USD 759,367	State Street Bank and Trust Co.	02/03/23	2,897
AUD 1,080,096	USD 720,178	State Street Bank and Trust Co.	02/03/23	16,202
NZD 1,104,325	USD 689,116	State Street Bank and Trust Co.	02/03/23	12,357
USD 823,714	GBP 684,205	State Street Bank and Trust Co.	02/03/23	(4,188)
USD 701,410	AUD 1,040,457	State Street Bank and Trust Co.	02/03/23	(7,944)
EUR 559,669	USD 597,266	State Street Bank and Trust Co.	02/03/23	3,180
CHF 1,025,402	USD 1,108,015	State Street Bank and Trust Co.	02/03/23	4,979
CAD 1,563,819	USD 1,156,934	State Street Bank and Trust Co.	02/03/23	(1,789)
USD 187,733	CAD 255,777	State Street Bank and Trust Co.	02/03/23	(1,202)
USD 764,744	GBP 629,241	State Street Bank and Trust Co.	02/03/23	3,348
USD 1,108,284	CHF 1,020,063	State Street Bank and Trust Co.	02/03/23	14,962
USD 1,384,456	AUD 2,035,825	State Street Bank and Trust Co.	02/03/23	12,925
GBP 679,472	USD 818,255	State Street Bank and Trust Co.	02/03/23	3,920
CAD 1,203,875	USD 889,388	State Street Bank and Trust Co.	02/03/23	(8,519)
AUD 1,995,606	USD 1,361,067	State Street Bank and Trust Co.	02/03/23	(16,631)
USD 695,106	NZD 1,107,103	State Street Bank and Trust Co.	02/03/23	(8,132)
USD 674,900	AUD 1,006,373	State Street Bank and Trust Co.	02/03/23	(11,218)
CHF 933,383	USD 1,005,259	State Street Bank and Trust Co.	02/03/23	7,855
EUR 279,677	USD 297,753	State Street Bank and Trust Co.	02/03/23	2,301
				$(25,651)

At December 31, 2022, the following futures contracts were outstanding for Voya Balanced Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	290	03/31/23	$59,472,656	$(27,810)
U.S. Treasury 5-Year Note	311	03/31/23	33,566,133	(141,225)
U.S. Treasury Ultra 10-Year Note	22	03/22/23	2,602,187	(18,264)
			$95,640,976	$(187,299)
Short Contracts:
U.S. Treasury 10-Year Note	(280)	03/22/23	(31,443,125)	92,370
U.S. Treasury Long Bond	(56)	03/22/23	(7,019,250)	59,512
U.S. Treasury Ultra Long Bond	(23)	03/22/23	(3,089,188)	38,670
			$(41,551,563)	$190,552
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Balanced Income Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 39, Version 1	Buy	(5.000)	12/20/27	USD 4,390,000	$(25,567)	$(78,303)
					$(25,567)	$(78,303)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD 1,140,000	$(13,434)	$16,854
					$(13,434)	$16,854

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Income Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.393%	Annual	08/25/24	USD 16,000,000	$(313,910)	$(313,910)
Pay	1-day Secured Overnight Financing Rate	Annual	3.067	Annual	05/10/33	USD 1,289,236	(46,491)	(46,491)
Pay	1-day Secured Overnight Financing Rate	Annual	3.076	Annual	05/10/33	USD 920,882	(32,563)	(32,563)
Pay	1-day Secured Overnight Financing Rate	Annual	3.094	Annual	05/10/33	USD 1,105,000	(37,394)	(37,394)
Pay	1-day Secured Overnight Financing Rate	Annual	3.114	Annual	05/10/33	USD 829,000	(26,707)	(26,707)
Pay	1-day Secured Overnight Financing Rate	Annual	3.154	Annual	05/10/33	USD 1,105,000	(31,967)	(31,967)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 2,026,476	(36,093)	(36,093)
Pay	1-day Secured Overnight Financing Rate	Annual	3.345	Annual	05/10/33	USD 1,188,000	(15,663)	(15,663)
Pay	1-day Secured Overnight Financing Rate	Annual	3.473	Annual	05/10/33	USD 1,842,013	(4,927)	(4,927)
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 1,841,995	(4,507)	(4,507)
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 2,762,992	(5,167)	(5,167)
Pay	1-day Secured Overnight Financing Rate	Annual	3.105	Annual	05/11/33	USD 1,842,000	(60,626)	(60,626)
Pay	1-day Secured Overnight Financing Rate	Annual	3.129	Annual	05/11/33	USD 920,994	(28,437)	(28,437)
Pay	1-day Secured Overnight Financing Rate	Annual	3.172	Annual	05/11/33	USD 920,994	(25,213)	(25,213)
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/11/33	USD 1,105,000	(26,614)	(26,614)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 1,400,000	(5,304)	(5,304)
Receive	1-day Secured Overnight Financing Rate	Annual	3.209%	Annual	05/10/33	USD 2,210,000	$53,921	$53,921
Receive	1-day Secured Overnight Financing Rate	Annual	3.226	Annual	05/10/33	USD 2,284,000	52,479	52,479
Receive	1-day Secured Overnight Financing Rate	Annual	3.269	Annual	05/10/33	USD 1,382,000	26,887	26,887
Receive	1-day Secured Overnight Financing Rate	Annual	3.297	Annual	05/10/33	USD 893,000	15,272	15,272
Receive	1-day Secured Overnight Financing Rate	Annual	3.372	Annual	05/10/33	USD 1,474,000	16,148	16,148
Receive	1-day Secured Overnight Financing Rate	Annual	3.443	Annual	05/17/33	USD 1,124,000	5,404	5,404
Receive	1-day Secured Overnight Financing Rate	Annual	3.465	Annual	05/17/33	USD 1,658,000	4,986	4,986
Receive	1-day Secured Overnight Financing Rate	Annual	3.515	Annual	05/17/33	USD 1,225,000	—	—
							$(526,486)	$(526,486)

At December 31, 2022, the following OTC volatility swaps were outstanding for Voya Balanced Income Portfolio:
Pay/Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CNH Spot Exchange Rate	6.350%	Morgan Stanley Capital Services LLC	06/16/23	USD	3,341,000	$5,060	$5,060
							$5,060	$5,060
At December 31, 2022, the following OTC purchased foreign currency dual digital options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
AUD/USD & USD/JPY Dual Digital	Barclays Bank PLC	05/30/23	0.60 & 125	USD 175,000	$3,325	$1,536
AUD/USD & USD/JPY Dual Digital	Goldman Sachs International	05/30/23	0.6375 & 131.5	USD 76,000	4,419	5,599
USD/CNH & USD/JPY Dual Digital	BNP Paribas	05/30/23	7.2 & 131.5	USD 66,000	4,554	2,763
					$12,298	$9,898
At December 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call EUR vs. Put USD	BNP Paribas	03/16/23	1.080	USD 1,755,400	$10,207	$24,167
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 855,000	42,408	17,487
Call USD vs. Put CNH	Bank of America N.A.	02/07/23	7.500	USD 3,494,000	16,247	782
Call USD vs. Put CNH	Morgan Stanley Capital Services LLC	02/09/23	7.470	USD 6,600,000	33,416	1,902
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD 1,118,300	19,906	9,146
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD 1,118,300	21,337	9,146
Put USD vs. Call GBP	Morgan Stanley Capital Services LLC	01/19/23	1.095	USD 1,526,875	29,785	101
					$173,306	$62,731
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following OTC written foreign currency options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put GBP	Morgan Stanley Capital Services LLC	01/19/23	1.065	USD 1,526,875	$20,111	$(27)
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD 1,118,300	31,670	(12,760)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD 1,118,300	30,641	(12,760)
Call USD vs. Put MXN	Bank of America N.A.	04/26/23	20.600	USD 1,527,000	47,474	(22,780)
Call USD vs. Put MXN	Morgan Stanley Capital Services LLC	04/26/23	20.600	USD 1,527,000	48,363	(22,780)
Put USD vs. Call MXN	Bank of America N.A.	04/26/23	20.000	USD 1,527,000	32,052	(42,922)
Put USD vs. Call MXN	Morgan Stanley Capital Services LLC	04/26/23	20.000	USD 1,527,000	30,952	(36,632)
					$241,263	$(150,661)
At December 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Bank of America N.A.	Pay	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 7,368,000	$216,527	$(318,794)
Call on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 7,368,000	212,567	(282,726)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 3,684,000	105,731	(146,961)
Call on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Pay	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 1,842,000	68,891	(41,232)
Call on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 3,684,000	112,915	(44,944)
Call on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 7,368,000	210,356	(291,896)
Put on 10-Year Interest Rate Swap(3)	Bank of America N.A.	Receive	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 7,368,000	216,527	(105,505)
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 7,368,000	212,567	(123,364)
Put on 10-Year Interest Rate Swap(3)	Deutsche Bank AG	Receive	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 3,684,000	105,731	(58,392)
Put on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Receive	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 1,842,000	68,891	(111,446)
Put on 10-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 3,684,000	112,914	(194,436)
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley Capital Services LLC	Receive	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 7,368,000	210,356	(117,771)
Put on 2-Year Interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Receive	4.250%	1-day Secured Overnight Financing Rate	11/15/27	USD 8,725,000	85,723	(97,524)
							$1,939,696	$(1,934,991)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following OTC purchased forward premium swaptions were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 1,676,000	$293,300	$(1,583)
Call on 35-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD 1,676,000	293,719	(1,755)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 4,989,400	898,092	(24,067)
							$1,485,111	$(27,405)
At December 31, 2022, the following OTC written forward premium swaptions were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Exercise Rate(4)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(5)	Unrealized Appreciation/ (Depreciation)
Call on 1-Year Interest Rate Swap	Deutsche Bank AG	2.750%	Pay	1-day Secured Overnight Financing Rate	06/30/27	USD 21,591,100	$(180,376)	$12,797
Put on 1-Year Interest Rate Swap	Deutsche Bank AG	2.750%	Receive	1-day Secured Overnight Financing Rate	06/30/27	USD 21,591,100	(180,376)	(93,528)
							$(360,752)	$(80,731)

(1)
Payments made at maturity date.

(2)
Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)
Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(4)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(5)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
EUR	–	EU Euro
GBP	–	British Pound
JPY	–	Japanese Yen
MXN	–	Mexican Peso
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
SEK	–	Swedish Krona
USD	–	United States Dollar
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$72,629
Interest rate contracts	Unrealized appreciation on OTC forward premium swaptions	12,797
Foreign exchange contracts	Unrealized appreciation on OTC swap agreements	5,060
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	176,332
Interest rate contracts	Variation margin receivable on futures contracts**	190,552
Credit contracts	Variation margin receivable on centrally cleared swaps**	16,854
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	175,097
Total Asset Derivatives		$649,321
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$201,983
Interest rate contracts	Unrealized depreciation on OTC forward premium swaptions	120,933
Interest rate contracts	Variation margin payable on futures contracts**	187,299
Credit contracts	Variation margin payable on centrally cleared swaps**	78,303
Interest rate contracts	Variation margin payable on centrally cleared swaps**	701,583
Foreign exchange contracts	Written options, at fair value	150,661
Interest rate contracts	Written options, at fair value	1,934,991
Total Liability Derivatives		$3,375,753

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$240,071	$—	$240,071
Equity contracts	—	—	439	—	—	439
Foreign exchange contracts	(83,505)	(488,765)	—	38,298	425,053	(108,919)
Interest rate contracts	138,671	—	(4,100,670)	(1,013,345)	973,217	(4,002,127)
Total	$55,166	$(488,765)	$(4,100,231)	$(734,976)	$1,398,270	$(3,870,536)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(68,430)	$—	$(68,430)
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	(112,975)	5,005	—	21,570	90,602	4,202
Interest rate contracts	(27,405)	—	43,296	(524,691)	(145,809)	(654,609)
Total	$(140,380)	$5,005	$43,296	$(571,551)	$(55,207)	$(718,837)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized apppreciation (depreciation) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:
	Barclays Bank PLC	Bank of America N.A.	BNP Paribas	Brown Brothers Harriman	Citibank N.A.	Deutsche Bank AG	Goldman Sachs & Co.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$1,536	$9,928	$53,563	$—	$—	$—	$—	$5,599	$—	$2,003	$—	$—	$72,629
Forward foreign currency contracts	—	14,577	862	—	3,727	—	—	14,333	—	37,257	686	104,890	176,332
Forward premium swaptions	—	—	—	—	—	12,797	—	—	—	—	—	—	12,797
Volatility Swaps	—	—	—	—	—	—	—	—	—	5,060	—	—	5,060
Total Assets	$1,536	$24,505	$54,425	$—	$3,727	$12,797	$—	$19,932	$—	$44,320	$686	$104,890	$266,818
Liabilities:
Forward foreign currency contracts	$—	$3,596	$35,950	$—	$23,457	$—	$—	$—	$—	$56,814	$2,584	$79,582	$201,983
Forward premium swaptions	27,405	—	—	—	—	93,528	—	—	—	—	—	—	120,933
Written options	406,090	502,761	12,760	—	—	205,353		152,678	336,904	469,106	—	—	2,085,652
Total Liabilities	$433,495	$506,357	$48,710	$—	$23,457	$298,881	$—	$152,678	$336,904	$525,920	$2,584	$79,582	$2,408,568
Net OTC derivative instruments by counterparty, at fair value	$(431,959)	$(481,852)	$5,715	$—	$(19,730)	$(286,084)	$—	$(132,746)	$(336,904)	$(481,600)	$(1,898)	$25,308	(2,141,750)
Total collateral pledged by the Portfolio/(Received from counterparty)(2)	$431,959	$480,000	$—	$—	$—	$286,084	$—	$—	$—	$481,600	$—	$—	$1,679,643
Net Exposure(1)	$—	$(1,852)	$5,715	$—	$(19,730)	$—	$—	$(132,746)	$(336,904)	$—	$(1,898)	$25,308	$(462,107)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2022, the Portfolio had pledged $530,000, $650,000 and $550,000 in cash collateral to Barclays Bank PLC, Deutsche Bank AG and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $243,257,397.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,811,093
Gross Unrealized Depreciation	(33,347,566)
Net Unrealized Depreciation	$(22,536,473)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.1%
	Basic Materials: 5.9%
350,000 (1)	ASP Unifrax Holdings, Inc., 5.250%, 09/30/2028	$282,097	0.1
750,000 (1)(2)	ASP Unifrax Holdings, Inc., 7.500%, 09/30/2029	477,000	0.1
1,125,000 (1)(2)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	1,000,063	0.2
575,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	508,551	0.1
1,175,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	918,529	0.2
1,225,000 (1)	Consolidated Energy Finance S.A., 5.625%, 10/15/2028	1,042,446	0.3
1,150,000 (1)	Constellium SE, 5.625%, 06/15/2028	1,064,693	0.3
1,100,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,034,312	0.3
2,175,000 (1)	HudBay Minerals, Inc., 4.500%, 04/01/2026	1,978,292	0.5
1,225,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,027,593	0.2
1,300,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	1,195,993	0.3
1,600,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	1,376,000	0.3
1,475,000 (1)	LSF11 A5 Holdco LLC, 6.625%, 10/15/2029	1,220,432	0.3
1,700,000 (1)	Mativ, Inc., 6.875%, 10/01/2026	1,504,279	0.4
1,475,000 (1)	Novelis Corp., 3.875%, 08/15/2031	1,206,170	0.3
400,000 (1)	Novelis Corp., 4.750%, 01/30/2030	355,528	0.1
1,225,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	1,063,104	0.3
800,000 (2)	Olin Corp., 5.000%, 02/01/2030	731,420	0.2
825,000	Olin Corp., 5.125%, 09/15/2027	781,044	0.2
1,400,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	1,064,709	0.3
285,000 (1)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	273,257	0.1
1,475,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	1,298,869	0.3
1,250,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	811,275	0.2
1,400,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	1,166,375	0.3
		23,382,031	5.9
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 14.0%
1,200,000 (1)	Acuris Finance Us, Inc. / Acuris Finance SARL, 5.000%, 05/01/2028	$963,522	0.2
1,800,000 (1)(2)	Altice France Holding SA, 6.000%, 02/15/2028	1,066,395	0.3
1,700,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	1,299,335	0.3
700,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	639,058	0.2
265,000	AMC Networks, Inc., 4.250%, 02/15/2029	165,510	0.0
1,650,000 (1)	Audacy Capital Corp., 6.500%, 05/01/2027	313,044	0.1
1,600,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	966,000	0.2
1,550,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	1,147,000	0.3
2,075,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	1,655,694	0.4
1,150,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,046,724	0.3
1,825,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,705,043	0.4
925,000 (1)	Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029	680,934	0.2
825,000 (1)	Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028	603,326	0.2
575,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	524,434	0.1
325,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	221,254	0.1
675,000 (1)	CommScope, Inc., 4.750%, 09/01/2029	545,451	0.1
1,200,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	859,793	0.2
1,725,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,602,214	0.4
1,875,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	1,040,323	0.3
675,000 (2)	CSC Holdings LLC, 5.250%, 06/01/2024	629,437	0.2
2,825,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,599,501	0.4
450,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	306,990	0.1
1,200,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	1,075,872	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,700,000	DISH DBS Corp., 5.125%, 06/01/2029	$1,099,874	0.3
500,000 (1)	DISH DBS Corp., 5.250%, 12/01/2026	422,105	0.1
775,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	620,000	0.2
860,000	DISH DBS Corp., 7.375%, 07/01/2028	609,847	0.2
1,150,000	Embarq Corp., 7.995%, 06/01/2036	537,286	0.1
1,400,000 (1)	GCI LLC, 4.750%, 10/15/2028	1,178,402	0.3
1,625,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	1,173,957	0.3
500,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	424,332	0.1
1,200,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	1,005,540	0.3
900,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	746,890	0.2
1,150,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	1,077,918	0.3
1,340,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	1,109,878	0.3
1,475,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	945,919	0.2
825,000	Netflix, Inc., 5.875%, 11/15/2028	838,225	0.2
1,100,000	Northwestern Bell Telephone, 7.750%, 05/01/2030	1,042,361	0.3
950,000 (4)	Paramount Global, 6.250%, 02/28/2057	767,404	0.2
1,725,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	725,604	0.2
635,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	476,905	0.1
860,000 (1)(2)	Sinclair Television Group, Inc., 5.500%, 03/01/2030	602,744	0.1
2,650,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,455,387	0.6
1,375,000 (1)(2)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	792,344	0.2
2,325,000	Sprint Corp., 7.125%, 06/15/2024	2,375,545	0.6
675,000	Sprint Corp., 7.625%, 03/01/2026	711,792	0.2
1,375,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	1,136,376	0.3
725,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	549,068	0.1
825,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	676,195	0.2
550,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	460,974	0.1
2,250,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	2,175,604	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,100,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	$931,216	0.2
1,250,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	1,161,710	0.3
250,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	227,525	0.1
625,000 (1)	ViaSat, Inc., 6.500%, 07/15/2028	469,905	0.1
1,150,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	968,414	0.2
2,100,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	1,838,849	0.5
1,200,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	977,166	0.2
2,025,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	1,152,688	0.3
		55,122,803	14.0
	Consumer, Cyclical: 23.3%
1,175,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	953,977	0.2
1,600,000 (1)	Academy Ltd., 6.000%, 11/15/2027	1,534,089	0.4
1,475,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	1,258,651	0.3
1,575,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,468,593	0.4
1,800,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	1,528,360	0.4
400,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	329,500	0.1
1,425,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,340,747	0.3
847,820	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	690,625	0.2
2,400,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	2,197,826	0.6
1,350,000 (1)	Arko Corp., 5.125%, 11/15/2029	1,061,775	0.3
810,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	714,149	0.2
325,000 (1)	Asbury Automotive Group, Inc., 4.625%, 11/15/2029	274,241	0.1
775,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	649,215	0.2
1,625,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	1,431,138	0.4
162,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	173,249	0.0
300,000 (1)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 04/01/2027	185,748	0.0
1,150,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,119,761	0.3
1,375,000 (1)	Carnival Corp., 6.000%, 05/01/2029	918,853	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,500,000 (1)	Carnival Corp., 9.875%, 08/01/2027	$1,419,982	0.4
1,325,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	1,250,283	0.3
1,100,000 (1)	Century Communities, Inc., 3.875%, 08/15/2029	866,305	0.2
950,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	961,855	0.2
1,025,000 (1)	Crocs, Inc., 4.125%, 08/15/2031	836,631	0.2
1,450,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 4.375%, 04/19/2028	1,294,856	0.3
375,000 (2)	Delta Air Lines 2020-1 Class A Pass Through Trust, 7.375%, 01/15/2026	383,764	0.1
1,675,000 (1)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.750%, 01/15/2030	1,354,196	0.3
1,150,000 (1)	Foot Locker, Inc., 4.000%, 10/01/2029	897,574	0.2
2,075,000 (2)	Ford Motor Co., 6.100%, 08/19/2032	1,919,961	0.5
1,800,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	1,565,370	0.4
2,650,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	2,377,832	0.6
1,500,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,384,687	0.3
1,150,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	1,043,970	0.3
850,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	840,692	0.2
1,400,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	1,054,513	0.3
1,250,000 (1)	Gap, Inc./The, 3.875%, 10/01/2031	873,856	0.2
800,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	789,757	0.2
1,300,000 (2)	Goodyear Tire & Rubber Co/The, 5.250%, 07/15/2031	1,065,012	0.3
800,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	670,952	0.2
1,300,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,170,943	0.3
1,575,000 (1)	Interface, Inc., 5.500%, 12/01/2028	1,302,582	0.3
2,200,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	2,053,787	0.5
1,150,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	733,299	0.2
1,550,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	1,243,237	0.3
1,500,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	871,645	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
400,000	M/I Homes, Inc., 3.950%, 02/15/2030	$323,485	0.1
1,125,000	M/I Homes, Inc., 4.950%, 02/01/2028	1,001,295	0.3
575,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	401,218	0.1
325,000 (1)	Macy’s Retail Holdings LLC, 5.875%, 03/15/2030	282,490	0.1
975,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	820,950	0.2
850,000	Mattel, Inc., 5.450%, 11/01/2041	693,278	0.2
1,500,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	1,206,135	0.3
1,075,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	985,565	0.2
275,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	267,501	0.1
1,475,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	1,124,747	0.3
875,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	647,037	0.2
1,000,000 (1)(2)	Penn Entertainment, Inc., 4.125%, 07/01/2029	791,304	0.2
900,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	817,488	0.2
2,000,000 (1)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	1,882,135	0.5
1,550,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	1,064,540	0.3
3,175,000 (1)(2)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	2,574,769	0.6
679,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	729,721	0.2
725,000 (1)(2)	Royal Caribbean Cruises Ltd., 11.625%, 08/15/2027	729,321	0.2
425,000	Sands China Ltd., 5.625%, 08/08/2025	406,892	0.1
1,000,000	Sands China Ltd., 5.900%, 08/08/2028	937,663	0.2
1,475,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	1,247,850	0.3
1,025,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	979,598	0.2
600,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	613,153	0.2
1,300,000	Shea Homes L.P. / Shea Homes Funding Corp., 4.750%, 04/01/2029	1,095,179	0.3
1,225,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	1,128,699	0.3
1,525,000 (1)(2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	1,223,062	0.3
450,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	358,719	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,175,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	$951,539	0.2
2,190,000 (1)(2)	Staples, Inc., 10.750%, 04/15/2027	1,580,479	0.4
1,775,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	1,545,904	0.4
1,375,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	1,218,869	0.3
1,300,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	1,128,412	0.3
1,325,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	1,042,073	0.3
1,175,000 (1)	United Airlines 2015-1 Class AA Pass Through Trust, 4.625%, 04/15/2029	1,025,130	0.3
1,225,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,171,982	0.3
450,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	417,882	0.1
1,725,000 (1)(2)	Victoria’s Secret & Co., 4.625%, 07/15/2029	1,356,540	0.3
1,710,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,396,633	0.4
550,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	581,150	0.1
1,375,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,191,635	0.3
500,000 (1)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250%), 03/15/2026	432,870	0.1
1,150,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,105,080	0.3
550,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	497,255	0.1
1,450,000 (1)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	1,100,594	0.3
1,800,000 (1)(2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	1,627,292	0.4
		91,763,151	23.3
	Consumer, Non-cyclical: 13.6%
147,448 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	144,315	0.0
1,375,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,306,387	0.3
1,350,000 (1)	ACCO Brands Corp., 4.250%, 03/15/2029	1,115,505	0.3
1,745,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	1,486,402	0.4
1,125,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	946,339	0.2
475,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	424,762	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,200,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	$1,142,880	0.3
400,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.000%, 06/01/2029	290,824	0.1
300,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	275,118	0.1
1,125,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	981,169	0.2
1,600,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	1,446,688	0.4
1,550,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,431,874	0.4
775,000 (1)	APi Escrow Corp., 4.750%, 10/15/2029	675,781	0.2
520,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	431,600	0.1
425,000 (1)	Bausch Health Cos, Inc., 4.875%, 06/01/2028	271,112	0.1
262,000 (1)	Bausch Health Cos, Inc., 11.000%, 09/30/2028	205,629	0.0
1,150,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	1,108,054	0.3
1,800,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,508,004	0.4
625,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	454,934	0.1
750,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	566,867	0.1
900,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	773,352	0.2
1,635,000 (1)	CoreLogic, Inc., 4.500%, 05/01/2028	1,256,489	0.3
1,450,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	1,431,712	0.4
475,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	355,564	0.1
1,320,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	1,064,635	0.3
1,550,000	Encompass Health Corp., 4.750%, 02/01/2030	1,363,608	0.3
1,025,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,008,687	0.3
1,450,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	1,294,959	0.3
1,148,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,131,526	0.3
1,135,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	916,791	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,500,000 (1)(2)	Medline Borrower L.P., 5.250%, 10/01/2029	$1,194,082	0.3
1,050,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	700,573	0.2
1,475,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,292,542	0.3
850,000	New Albertsons L.P., 7.450%, 08/01/2029	866,061	0.2
1,975,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	1,713,580	0.4
1,200,000 (1)	PECF USS Intermediate Holding III Corp., 8.000%, 11/15/2029	781,188	0.2
1,019,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	1,010,389	0.3
800,000 (1)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	681,600	0.2
775,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	670,239	0.2
1,550,000 (1)(2)	Post Holdings, Inc., 5.625%, 01/15/2028	1,461,348	0.4
1,675,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	1,448,492	0.4
1,250,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	1,019,078	0.3
600,000 (1)	Spectrum Brands, Inc., 3.875%, 03/15/2031	467,421	0.1
700,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	618,915	0.2
1,090,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	996,947	0.2
675,000 (1)	Tenet Healthcare Corp., 4.250%, 06/01/2029	585,998	0.1
375,000 (1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	349,601	0.1
1,900,000 (1)(2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,705,117	0.4
1,430,000 (1)	Tenet Healthcare Corp., 6.125%, 06/15/2030	1,365,014	0.3
1,400,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	1,267,210	0.3
1,350,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	1,084,644	0.3
1,450,000 (1)	United Natural Foods, Inc., 6.750%, 10/15/2028	1,395,523	0.3
385,000 (2)	United Rentals North America, Inc., 3.750%, 01/15/2032	314,595	0.1
825,000	United Rentals North America, Inc., 4.875%, 01/15/2028	783,630	0.2
275,000	United Rentals North America, Inc., 5.250%, 01/15/2030	258,873	0.1
1,015,000 (1)	United Rentals North America, Inc., 6.000%, 12/15/2029	1,010,610	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
750,000	Universal Health Services, Inc., 2.650%, 10/15/2030	$598,642	0.1
1,100,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	1,094,874	0.3
		53,548,353	13.6
	Energy: 16.1%
1,625,000 (1)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	1,613,789	0.4
850,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	778,251	0.2
1,075,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	1,018,108	0.3
1,250,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	1,160,575	0.3
190,000 (1)	Antero Resources Corp., 7.625%, 02/01/2029	191,302	0.1
950,000	Apache Corp., 5.100%, 09/01/2040	789,419	0.2
745,000	Apache Corp., 5.250%, 02/01/2042	613,432	0.2
1,400,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	1,283,292	0.3
500,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	478,122	0.1
1,475,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	1,317,072	0.3
1,400,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	1,244,046	0.3
1,150,000 (1)(2)	Baytex Energy Corp., 8.750%, 04/01/2027	1,171,994	0.3
1,700,000 (1)	Chesapeake Energy Corp., 6.750%, 04/15/2029	1,657,415	0.4
1,300,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	1,267,916	0.3
1,175,000 (1)	CNX Midstream Partners LP, 4.750%, 04/15/2030	965,809	0.2
1,475,000 (1)	Colgate Energy Partners III LLC, 5.875%, 07/01/2029	1,268,737	0.3
1,625,000 (1)	Comstock Resources, Inc., 5.875%, 01/15/2030	1,399,125	0.4
1,825,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	1,722,097	0.4
1,825,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	1,677,094	0.4
475,000	DCP Midstream Operating L.P., 5.375%, 07/15/2025	471,357	0.1
915,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	885,391	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
950,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	$858,154	0.2
625,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	538,147	0.1
1,100,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	924,275	0.2
1,375,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	1,317,112	0.3
1,450,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	1,327,163	0.3
625,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	624,106	0.2
2,250,000	EnLink Midstream LLC, 5.375%, 06/01/2029	2,085,656	0.5
1,350,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	1,273,617	0.3
500,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	447,976	0.1
212,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	204,944	0.1
925,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	792,051	0.2
850,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	787,497	0.2
400,000 (1)	Hess Midstream Operations L.P., 5.500%, 10/15/2030	366,482	0.1
700,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	624,058	0.2
725,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	653,406	0.2
900,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	779,678	0.2
1,575,000 (1)	Howard Midstream Energy Partners LLC, 6.750%, 01/15/2027	1,511,679	0.4
1,755,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	1,648,178	0.4
1,850,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,670,846	0.4
775,000	Murphy Oil Corp., 5.875%, 12/01/2027	747,108	0.2
1,325,000	Murphy Oil Corp., 6.375%, 07/15/2028	1,277,273	0.3
1,240,000 (1)	Nabors Industries Ltd., 7.500%, 01/15/2028	1,136,430	0.3
590,000	Nabors Industries, Inc., 5.100%, 09/15/2023	581,002	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
500,000 (1)	Nabors Industries, Inc., 7.375%, 05/15/2027	$484,925	0.1
725,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	586,907	0.2
1,825,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	1,821,350	0.5
2,500,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	2,589,088	0.7
1,150,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	1,240,305	0.3
2,525,000	Southwestern Energy Co., 5.375%, 02/01/2029	2,344,475	0.6
1,400,000 (1)	SunCoke Energy, Inc., 4.875%, 06/30/2029	1,203,563	0.3
480,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	420,550	0.1
1,225,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	1,065,015	0.3
650,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	577,473	0.2
825,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	833,724	0.2
1,115,625 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	1,087,400	0.3
850,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	716,907	0.2
1,825,000 (1)(2)	Weatherford International Ltd., 8.625%, 04/30/2030	1,755,820	0.4
1,800,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	1,498,491	0.4
		63,377,174	16.1
	Financial: 7.8%
1,400,000	Ally Financial, Inc., 5.750%, 11/20/2025	1,357,721	0.3
1,150,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	951,577	0.2
1,500,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	1,278,572	0.3
1,250,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	1,118,115	0.3
1,550,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	1,481,994	0.4
545,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	424,828	0.1
675,000 (1)	Freedom Mortgage Corp., 7.625%, 05/01/2026	564,101	0.1
1,075,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	968,636	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,525,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	$1,233,466	0.3
1,500,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	1,307,175	0.3
650,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	527,260	0.1
1,100,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	947,611	0.2
1,070,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	817,892	0.2
1,125,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	948,105	0.2
1,525,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,179,866	0.3
1,675,000	Navient Corp., 4.875%, 03/15/2028	1,379,928	0.4
900,000	Navient Corp., 5.000%, 03/15/2027	789,447	0.2
325,000	Navient Corp., 7.250%, 09/25/2023	325,749	0.1
575,000 (2)	OneMain Finance Corp., 4.000%, 09/15/2030	429,781	0.1
2,100,000	OneMain Finance Corp., 5.375%, 11/15/2029	1,721,077	0.4
1,675,000 (1)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/01/2028	1,521,061	0.4
1,325,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	1,095,073	0.3
325,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 04/15/2030	237,513	0.1
1,550,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	1,174,419	0.3
1,225,000 (1)	RLJ Lodging Trust L.P., 4.000%, 09/15/2029	994,835	0.3
1,900,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	1,638,391	0.4
625,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030	396,299	0.1
1,000,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	664,370	0.2
1,100,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	1,000,312	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,350,000 (1)(2)	VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 02/01/2030	$1,084,219	0.3
1,315,000 (1)	XHR L.P., 4.875%, 06/01/2029	1,078,861	0.3
		30,638,254	7.8
	Industrial: 10.3%
1,750,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	1,219,947	0.3
700,000	Ball Corp., 3.125%, 09/15/2031	563,101	0.1
615,000	Ball Corp., 6.875%, 03/15/2028	632,509	0.2
750,000 (1)(2)	Bombardier, Inc., 7.875%, 04/15/2027	729,027	0.2
1,575,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	1,437,811	0.4
1,150,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,020,865	0.3
1,750,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	1,591,030	0.4
1,830,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,606,444	0.4
1,395,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	1,404,123	0.4
370,000 (1)	Chart Industries, Inc., 9.500%, 01/01/2031	379,922	0.1
1,625,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	1,388,449	0.3
1,525,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	1,305,880	0.3
775,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	657,762	0.2
550,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	432,145	0.1
675,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	535,207	0.1
1,175,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	966,664	0.2
1,350,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,128,563	0.3
1,275,000 (1)	Granite US Holdings Corp., 11.000%, 10/01/2027	1,345,393	0.3
200,000	Howmet Aerospace, Inc., 5.125%, 10/01/2024	198,208	0.0
1,050,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	1,045,810	0.3
1,600,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	1,391,406	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
750,000 (1)(3)	Intelligent Packaging Holdco Issuer LP, 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	$527,861	0.1
1,475,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	1,192,494	0.3
1,050,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	999,159	0.3
1,625,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,506,724	0.4
1,350,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	1,131,999	0.3
1,075,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	930,896	0.2
400,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	370,000	0.1
1,300,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,240,369	0.3
1,750,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	1,590,500	0.4
450,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	440,249	0.1
1,550,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,277,471	0.3
1,500,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	1,131,882	0.3
825,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	674,033	0.2
1,300,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,305,486	0.3
1,025,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	956,120	0.2
725,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	711,726	0.2
900,000	TransDigm, Inc., 4.625%, 01/15/2029	792,922	0.2
825,000	TransDigm, Inc., 5.500%, 11/15/2027	776,391	0.2
1,125,000	TransDigm, Inc., 6.375%, 06/15/2026	1,096,217	0.3
1,250,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,052,551	0.3
		40,685,316	10.3
	Technology: 2.8%
950,000	CDW LLC / CDW Finance Corp., 3.276%, 12/01/2028	815,133	0.2
150,000	CDW LLC / CDW Finance Corp., 4.125%, 05/01/2025	145,920	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,500,000 (1)	Condor Merger Sub, Inc., 7.375%, 02/15/2030	$1,208,724	0.3
1,150,000 (1)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	1,059,229	0.3
665,000 (1)	Entegris Escrow Corp., 6.950%, 06/15/2030	614,128	0.1
475,000 (1)(2)	Entegris, Inc., 3.625%, 05/01/2029	387,375	0.1
2,100,000 (1)	NCR Corp., 5.125%, 04/15/2029	1,760,027	0.4
575,000 (1)	Open Text Corp., 3.875%, 12/01/2029	463,239	0.1
700,000 (1)	Open Text Corp., 6.900%, 12/01/2027	700,910	0.2
1,150,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	924,531	0.2
1,300,000 (1)	Playtika Holding Corp., 4.250%, 03/15/2029	1,022,125	0.3
1,425,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	623,404	0.2
540,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	373,069	0.1
1,375,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	1,049,844	0.3
		11,147,658	2.8
	Utilities: 1.3%
245,000 (1)	Clearway Energy Operating LLC, 3.750%, 01/15/2032	197,312	0.1
1,150,000 (1)(2)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,063,170	0.3
1,350,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	1,292,255	0.3
790,000	TransAlta Corp., 7.750%, 11/15/2029	807,875	0.2
550,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	530,776	0.1
1,125,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,069,720	0.3
		4,961,108	1.3
	Total Corporate Bonds/Notes (Cost $430,556,311)	374,625,848	95.1
BANK LOANS: 0.5%
	Consumer, Cyclical: 0.2%
1,000,000	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 5.766%, (US0001M + 1.750%), 06/22/2026	970,204	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical: 0.3%
1,300,000	AP Core Holdings II, LLC High-Yield Term Loan B2, 9.884%, (US0001M + 5.500%), 09/01/2027	$1,176,175	0.3
	Total Bank Loans (Cost $2,258,174)	2,146,379	0.5
CONVERTIBLE BONDS/NOTES: 0.1%
	Communications: 0.1%
350,000	DISH Network Corp., 3.375%, 08/15/2026	220,150	0.1

	Financial: 0.0%
499,200 (1)(5)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	1,550	0.0
	Total Convertible Bonds/Notes (Cost $797,904)	221,700	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.3%
	Consumer Discretionary: —%
1,476 (1)(6)(7)	Perseus Holding Corp.	—	—

	Consumer Staples: 0.3%
54,000 (6)	Southeastern Grocers, Inc.	1,147,500	0.3

	Energy: 0.0%
2 (7)	Amplify Energy Corp.	18	0.0
424,441 (6)(7)	Ascent Resources - Utica LLC	5,093	0.0
		5,111	0.0
	Health Care: 0.0%
26 (7)	Option Care Health, Inc.	782	0.0

	Information Technology: —%
1 (7)	Avaya Holdings Corp.	—	—
	Total Common Stock (Cost $391,080)	1,153,393	0.3
PREFERRED STOCK: —%
	Consumer Discretionary: —%
775 (1)(6)(7)	Perseus Holding Corp.	—	—
	Total Preferred Stock (Cost $—)	—	—
WARRANTS: —%
	Health Care: —%
126 (6)(7)	Option Care Health, Inc. - Class A	—	—
126 (6)(7)	Option Care Health, Inc. - Class B	—	—
	Total Warrants (Cost $—)	—	—
Shares		Value	Percentage of Net Assets
OTHER (8): —%
Energy: —%
2,000 (6)(9)	Green Field Energy Services, Inc. (Escrow)	$—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $434,003,469)	378,147,320	96.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.1%
	Commercial Paper: 2.2%
1,730,000	American Electric Power Co., Inc., 5.100%, 01/11/2023	1,727,347	0.4
1,400,000	Consolidated Edison Inc., 4.940%, 02/02/2023	1,393,773	0.4
1,200,000	Dominion Resources, Inc., 4.900%, 01/30/2023	1,195,190	0.3
1,400,000	Dominion Resources, Inc., 4.910%, 02/06/2023	1,393,065	0.3
275,000	Mondelez International, Inc., 5.550%, 01/03/2023	274,861	0.1
1,900,000	Waste Management, Inc., 5.120%, 01/10/2023	1,897,337	0.5
800,000	Waste Management, Inc., 5.550%, 02/13/2023	795,255	0.2
	Total Commercial Paper (Cost $8,678,816)	8,676,828	2.2

	Repurchase Agreements: 6.9%
6,350,000 (10)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $6,352,992, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $6,477,000, due 01/15/23-11/20/72)	6,350,000	1.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
6,033,274 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $6,036,190, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $6,156,955, due 04/15/23-11/15/52)	$6,033,274	1.5
78,069 (10)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/30/22, 4.26%, due 01/03/23 (Repurchase Amount $78,105, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $79,630, due 01/10/23-06/29/23)	78,069	0.0
2,672,324 (10)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,673,583, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $2,727,073, due 03/01/23-11/20/72)	2,672,324	0.7
6,350,049 (10)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $6,353,069, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $6,477,050, due 01/03/23-09/09/49)	6,350,049	1.6
5,795,599 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $5,798,355, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,911,539, due 01/15/24-02/15/51)	5,795,599	1.5
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $27,279,315)	$27,279,315	6.9
Total Short-Term Investments (Cost $35,958,131)	35,956,143	9.1
Total Investments in Securities (Cost $469,961,600)	$414,103,463	105.1
Liabilities in Excess of Other Assets	(19,994,664)	(5.1)
Net Assets	$394,108,799	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(5)
Defaulted security.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Non-income producing security.

(8)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(9)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0001M 1-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Consumer Staples	—	—	1,147,500	1,147,500
Energy	18	—	5,093	5,111
Health Care	782	—	—	782
Information Technology	—	—	—	—
Total Common Stock	800	—	1,152,593	1,153,393
Preferred Stock	—	—	—	—
Warrants	—	—	—	—
Corporate Bonds/Notes	—	374,625,848	—	374,625,848
Convertible Bonds/Notes	—	221,700	—	221,700
Other	—	—	—	—
Bank Loans	—	2,146,379	—	2,146,379
Short-Term Investments	—	35,956,143	—	35,956,143
Total Investments, at fair value	$800	$412,950,070	$1,152,593	$414,103,463

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2022, Voya High Yield Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Green Field Energy Services, Inc. (Escrow)	8/25/2019	$—	$—
		$—	$—
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $470,245,998.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,085,223
Gross Unrealized Depreciation	(58,227,758)
Net Unrealized Depreciation	$(56,142,535)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Communication Services: 5.9%
1,823,745 (1)	Alphabet, Inc. - Class A	$160,909,021	4.4
437,863 (1)	Live Nation Entertainment, Inc.	30,536,566	0.8
267,576 (1)	Walt Disney Co.	23,247,003	0.7
		214,692,590	5.9
	Consumer Discretionary: 11.7%
1,698,244 (1)	Amazon.com, Inc.	142,652,496	3.9
39,913 (1)	Chipotle Mexican Grill, Inc.	55,378,888	1.5
124,725	Domino’s Pizza, Inc.	43,204,740	1.2
319,742 (1)	Etsy, Inc.	38,298,697	1.0
340,231 (1)	Expedia Group, Inc.	29,804,236	0.8
188,842 (1)	Lululemon Athletica, Inc.	60,501,200	1.7
297,915	Ross Stores, Inc.	34,578,994	0.9
210,563 (1)	Tesla, Inc.	25,937,150	0.7
		430,356,401	11.7
	Consumer Staples: 5.9%
448,931	Constellation Brands, Inc.	104,039,759	2.8
272,019	Estee Lauder Cos., Inc.	67,490,634	1.9
313,287	Walmart, Inc.	44,420,964	1.2
		215,951,357	5.9
	Energy: 1.9%
179,163	Cheniere Energy, Inc.	26,867,284	0.7
317,626	Diamondback Energy, Inc.	43,444,884	1.2
		70,312,168	1.9
	Financials: 2.5%
92,345	LPL Financial Holdings, Inc.	19,962,219	0.5
98,863	MSCI, Inc. - Class A	45,988,102	1.3
415,655	Tradeweb Markets, Inc.	26,988,479	0.7
		92,938,800	2.5
	Health Care: 15.2%
1,598,349 (1)	Boston Scientific Corp.	73,955,608	2.0
167,738	Danaher Corp.	44,521,020	1.2
706,693 (1)	DexCom, Inc.	80,025,915	2.2
401,925	Eli Lilly & Co.	147,040,242	4.0
124,704	Humana, Inc.	63,872,142	1.7
193,835 (1)	Intuitive Surgical, Inc.	51,434,117	1.4
114,103	UnitedHealth Group, Inc.	60,495,129	1.7
130,195 (1)	Vertex Pharmaceuticals, Inc.	37,597,712	1.0
		558,941,885	15.2
	Industrials: 8.0%
323,228	Booz Allen Hamilton Holding Corp.	33,783,790	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
298,788	Eaton Corp. PLC	$46,894,777	1.3
412,613	Emerson Electric Co.	39,635,605	1.1
64,282	Old Dominion Freight Line	18,241,946	0.5
431,912	Quanta Services, Inc.	61,547,460	1.7
69,115	TransDigm Group, Inc.	43,518,260	1.2
53,358 (1)	United Rentals, Inc.	18,964,500	0.5
671,384 (1)	WillScot Mobile Mini Holdings Corp.	30,326,415	0.8
		292,912,753	8.0
	Information Technology: 43.8%
614,950 (1)	Advanced Micro Devices, Inc.	39,830,311	1.1
2,439,273	Apple, Inc.	316,934,741	8.6
340,567 (1)	Cadence Design Systems, Inc.	54,708,683	1.5
222,588 (1)	Crowdstrike Holdings, Inc.	23,436,291	0.7
365,524 (1)	Datadog, Inc.	26,866,014	0.7
185,415 (1)	Enphase Energy, Inc.	49,127,558	1.3
175,370 (1)	Gartner, Inc.	58,948,872	1.6
149,829	Intuit, Inc.	58,316,443	1.6
262,466 (1)	Keysight Technologies, Inc.	44,900,059	1.2
41,850	Lam Research Corp.	17,589,555	0.5
798,664	Marvell Technology, Inc.	29,582,515	0.8
1,825,302	Microsoft Corp.	437,743,926	11.9
173,244	Motorola Solutions, Inc.	44,646,711	1.2
590,159	Nvidia Corp.	86,245,836	2.4
376,801 (1)	Palo Alto Networks, Inc.	52,578,812	1.4
344,924	Paychex, Inc.	39,859,417	1.1
122,716 (1)	ServiceNow, Inc.	47,646,941	1.3
864,927	Visa, Inc. - Class A	179,697,234	4.9
		1,608,659,919	43.8
	Materials: 0.7%
210,303	FMC Corp.	26,245,814	0.7

	Real Estate: 2.0%
296,649	ProLogis, Inc.	33,441,242	0.9
142,989	SBA Communications Corp.	40,081,246	1.1
		73,522,488	2.0
	Utilities: 1.2%
499,205	NextEra Energy, Inc.	41,733,538	1.2
	Total Common Stock (Cost $4,081,102,289)	3,626,267,713	98.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
48,273,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $48,273,000)	$48,273,000	1.3
	Total Short-Term Investments
	(Cost $48,273,000)	48,273,000	1.3
	Total Investments in Securities (Cost $4,129,375,289)	$3,674,540,713	100.1
	Liabilities in Excess of Other Assets	(2,930,758)	(0.1)
	Net Assets	$3,671,609,955	100.0
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$3,626,267,713	$—	$—	$3,626,267,713
Short-Term Investments	48,273,000	—	—	48,273,000
Total Investments, at fair value	$3,674,540,713	$—	$—	$3,674,540,713

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,138,141,304.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$206,144,806
Gross Unrealized Depreciation	(669,745,397)
Net Unrealized Depreciation	$(463,600,591)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 9.5%
71,942	Activision Blizzard, Inc.	$5,507,160	1.1
1,162,059	AT&T, Inc.	21,393,506	4.3
251,108 (1)	Paramount Global - Class B	4,238,703	0.8
293,459 (2)	Pinterest, Inc.	7,125,184	1.4
108,645 (2)	Walt Disney Co.	9,439,078	1.9
		47,703,631	9.5
	Consumer Discretionary: 4.7%
67,538 (2)	Aptiv PLC	6,289,814	1.2
105,049 (2)	Caesars Entertainment, Inc.	4,370,038	0.9
57,883 (2)	Expedia Group, Inc.	5,070,551	1.0
75,500	Ralph Lauren Corp.	7,978,085	1.6
		23,708,488	4.7
	Consumer Staples: 7.6%
119,388	Coca-Cola Co.	7,594,271	1.5
277,850	Kraft Heinz Co.	11,311,273	2.3
189,066	Philip Morris International, Inc.	19,135,370	3.8
		38,040,914	7.6
	Energy: 7.9%
258,220	BP PLC ADR	9,019,624	1.8
29,925	Chevron Corp.	5,371,238	1.1
88,875	ConocoPhillips	10,487,250	2.1
49,320	Diamondback Energy, Inc.	6,745,990	1.3
62,402	Valero Energy Corp.	7,916,318	1.6
		39,540,420	7.9
	Financials: 20.7%
120,264	Apollo Global Management, Inc.	7,671,641	1.5
68,484	Arthur J. Gallagher & Co.	12,911,973	2.6
254,122	Bank of New York Mellon Corp.	11,567,634	2.3
308,550	Equitable Holdings, Inc.	8,855,385	1.8
20,282	Everest Re Group Ltd.	6,718,818	1.4
30,924	Goldman Sachs Group, Inc.	10,618,683	2.1
184,153	JPMorgan Chase & Co.	24,694,917	4.9
111,487	Nasdaq, Inc.	6,839,728	1.4
315,347	Truist Financial Corp.	13,569,381	2.7
		103,448,160	20.7
	Health Care: 16.4%
114,158	Alcon, Inc.	7,825,531	1.6
225,139 (2)	Boston Scientific Corp.	10,417,182	2.1
205,632	Bristol-Myers Squibb Co.	14,795,222	2.9
15,228	Eli Lilly & Co.	5,571,011	1.1
19,294	Humana, Inc.	9,882,194	2.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
21,573	McKesson Corp.	$8,092,464	1.6
43,679	Quest Diagnostics, Inc.	6,833,143	1.4
22,356	Thermo Fisher Scientific, Inc.	12,311,226	2.5
21,263 (2)	Vertex Pharmaceuticals, Inc.	6,140,329	1.2
		81,868,302	16.4
	Industrials: 9.3%
66,743	Booz Allen Hamilton Holding Corp.	6,975,978	1.4
94,095	Emerson Electric Co.	9,038,766	1.8
321,037	Howmet Aerospace, Inc.	12,652,068	2.5
200,687	nVent Electric PLC	7,720,429	1.5
11,371 (2)	Saia, Inc.	2,384,271	0.5
21,990 (2)	United Rentals, Inc.	7,815,686	1.6
		46,587,198	9.3
	Information Technology: 8.9%
32,221	Analog Devices, Inc.	5,285,211	1.1
15,618	Broadcom, Inc.	8,732,492	1.7
3,360	Constellation Software, Inc./Canada	5,245,868	1.0
110,290	Dolby Laboratories, Inc.	7,779,857	1.5
21,836	Motorola Solutions, Inc.	5,627,356	1.1
81,693 (2)	PayPal Holdings, Inc.	5,818,175	1.2
14,557	Roper Technologies, Inc.	6,289,934	1.3
		44,778,893	8.9
	Materials: 4.9%
20,771	Air Products & Chemicals, Inc.	6,402,868	1.3
88,365	Alcoa Corp.	4,017,957	0.8
45,625	CF Industries Holdings, Inc.	3,887,250	0.8
75,250	Eastman Chemical Co.	6,128,360	1.2
20,538	Reliance Steel & Aluminum Co.	4,157,713	0.8
		24,594,148	4.9
	Real Estate: 4.2%
80,755	ProLogis, Inc.	9,103,511	1.8
41,865	Ryman Hospitality Properties	3,423,720	0.7
128,256	Welltower, Inc.	8,407,181	1.7
		20,934,412	4.2
	Utilities: 5.5%
47,304	Ameren Corp.	4,206,272	0.9
49,705	Entergy Corp.	5,591,812	1.1
103,450	NextEra Energy, Inc.	8,648,420	1.7
440,822 (2)(3)	PRIME AET&D Holdings NO 1	—	—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
144,575	Public Service Enterprise Group, Inc.	$8,858,110	1.8
		27,304,614	5.5
	Total Common Stock (Cost $474,306,912)	498,509,180	99.6
OTHER (4): — %
	Energy: —%
1,685,000 (3)(5)	Samson Investment Co. (Escrow)	—	—
	Total Other (Cost $30,842)	—	—
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: — %
	Financial: —%
1,216,000 (3)(6)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/2014	—	—
	Total Corporate Bonds/ Notes (Cost $787,908)	—	—
	Total Long-Term Investments (Cost $475,125,662)	498,509,180	99.6
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.8%
1,000,353 (7)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,824, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,020,360, due 05/01/37-05/01/58)	1,000,353	0.2
296,065 (7)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $296,203, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $301,986, due 04/11/23-10/31/29)	296,065	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,353 (7)	Daiwa Capital Markets, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,824, collateralized by various U.S. Government Agency Obligations, 1.500%-6.000%, Market Value plus accrued interest $1,020,360, due 08/01/23-01/01/53)	$1,000,353	0.2
1,000,353 (7)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,829, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,360, due 01/03/23-09/09/49)	1,000,353	0.2
1,000,353 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,824, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,360, due 09/01/24-10/20/52)	1,000,353	0.2
	Total Repurchase Agreements (Cost $4,297,477)	4,297,477	0.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 0.4%
1,844,000 (8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $1,844,000)	$1,844,000	0.4
	Total Short-Term Investments (Cost $6,141,477)	6,141,477	1.2
	Total Investments in Securities (Cost $481,267,139)	$504,650,657	100.8
	Liabilities in Excess of Other Assets	(3,853,472)	(0.8)
	Net Assets	$500,797,185	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
Defaulted security.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$47,703,631	$—	$—	$47,703,631
Consumer Discretionary	23,708,488	—	—	23,708,488
Consumer Staples	38,040,914	—	—	38,040,914
Energy	39,540,420	—	—	39,540,420
Financials	103,448,160	—	—	103,448,160
Health Care	81,868,302	—	—	81,868,302
Industrials	46,587,198	—	—	46,587,198
Information Technology	44,778,893	—	—	44,778,893
Materials	24,594,148	—	—	24,594,148
Real Estate	20,934,412	—	—	20,934,412
Utilities	27,304,614	—	—	27,304,614
Total Common Stock	498,509,180	—	—	498,509,180
Corporate Bonds/Notes	—	—	—	—
Other	—	—	—	—
Short-Term Investments	1,844,000	4,297,477	—	6,141,477
Total Investments, at fair value	$500,353,180	$4,297,477	$—	$504,650,657

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, Voya Large Cap Value Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Samson Investment Co. (Escrow)	6/28/2017	$30,842	$—
		$30,842	$—
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $483,810,410.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$46,953,901
Gross Unrealized Depreciation	(25,981,256)
Net Unrealized Appreciation	$20,972,645
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 34.0%
	Basic Materials: 0.5%
288,000 (1)	Albemarle Corp., 4.650%, 06/01/2027	$281,312	0.1
475,000	Ecolab, Inc., 1.650%, 02/01/2027	421,155	0.1
407,000	Ecolab, Inc., 2.700%, 11/01/2026	378,257	0.1
500,000 (2)	Georgia-Pacific LLC, 1.750%, 09/30/2025	457,192	0.1
280,000	Nucor Corp., 2.000%, 06/01/2025	260,829	0.1
		1,798,745	0.5
	Communications: 1.6%
560,000 (1)	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	553,681	0.1
721,000	Amazon.com, Inc., 3.000%, 04/13/2025	696,360	0.2
375,000	Amazon.com, Inc., 4.550%, 12/01/2027	374,437	0.1
370,000	AT&T, Inc., 1.700%, 03/25/2026	333,871	0.1
472,000	Bell Telephone Co. of Canada or Bell Canada/ The, 0.750%, 03/17/2024	447,594	0.1
213,000	British Telecommunications PLC, 4.500%, 12/04/2023	211,242	0.0
326,000 (1)	Comcast Corp., 5.250%, 11/07/2025	330,633	0.1
399,000	Fox Corp., 4.030%, 01/25/2024	394,541	0.1
447,000	Meta Platforms, Inc., 3.500%, 08/15/2027	417,359	0.1
36,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	35,361	0.0
653,000 (2)	NTT Finance Corp., 0.583%, 03/01/2024	619,309	0.2
368,000 (2)	NTT Finance Corp., 4.142%, 07/26/2024	362,389	0.1
460,000 (2)	Sky Ltd., 3.750%, 09/16/2024	449,321	0.1
194,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	176,833	0.0
271,000	Verizon Communications, Inc., 0.850%, 11/20/2025	241,972	0.1
272,000	Verizon Communications, Inc., 3.500%, 11/01/2024	264,399	0.1
259,000	Walt Disney Co/The, 4.000%, 10/01/2023	257,087	0.1
		6,166,389	1.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 2.5%
358,000 (2)	7-Eleven, Inc., 0.950%, 02/10/2026	$313,925	0.1
509,000	American Honda Finance Corp., 0.875%, 07/07/2023	498,745	0.1
140,000	American Honda Finance Corp., 1.300%, 09/09/2026	123,719	0.0
390,000	American Honda Finance Corp., 2.050%, 01/10/2023	389,853	0.1
236,000 (2)	BMW US Capital LLC, 0.800%, 04/01/2024	223,854	0.1
505,000 (1)(2)	BMW US Capital LLC, 3.250%, 04/01/2025	487,801	0.1
431,000 (2)	BMW US Capital LLC, 3.900%, 04/09/2025	422,062	0.1
710,000 (2)	Daimler Trucks Finance North America LLC, 3.500%, 04/07/2025	681,692	0.2
250,000	Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	239,023	0.1
150,950	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	128,397	0.0
266,000	General Motors Financial Co., Inc., 1.700%, 08/18/2023	259,964	0.1
418,000	General Motors Financial Co., Inc., 2.350%, 02/26/2027	365,632	0.1
305,000	General Motors Financial Co., Inc., 3.800%, 04/07/2025	294,676	0.1
408,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	402,137	0.1
270,000 (2)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	240,835	0.1
226,000	Home Depot, Inc./The, 2.700%, 04/15/2025	216,783	0.1
532,000	Honda Motor Co. Ltd., 2.534%, 03/10/2027	486,835	0.1
462,000 (2)	Hyundai Capital America, 1.300%, 01/08/2026	404,538	0.1
187,000	Lowe’s Cos, Inc., 3.350%, 04/01/2027	175,834	0.0
480,599 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	478,869	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
423,000	Ross Stores, Inc., 4.600%, 04/15/2025	$420,589	0.1
474,000	Toyota Motor Corp., 0.681%, 03/25/2024	449,838	0.1
10,116	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	9,804	0.0
227,630	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	224,746	0.1
195,982	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	189,743	0.0
288,000 (1)	Walmart, Inc., 3.950%, 09/09/2027	284,524	0.1
421,000 (2)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	379,722	0.1
629,000	WW Grainger, Inc., 1.850%, 02/15/2025	590,987	0.2
		9,385,127	2.5
	Consumer, Non-cyclical: 3.4%
317,000	AbbVie, Inc., 2.600%, 11/21/2024	303,489	0.1
500,000	Altria Group, Inc., 2.350%, 05/06/2025	471,395	0.1
144,000	AmerisourceBergen Corp., 0.737%, 03/15/2023	142,798	0.0
644,000	BAT International Finance PLC, 1.668%, 03/25/2026	571,349	0.2
386,000 (1)	Boston Scientific Corp., 1.900%, 06/01/2025	360,642	0.1
506,000	Bristol-Myers Squibb Co., 0.750%, 11/13/2025	455,206	0.1
587,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	535,100	0.1
219,000 (2)	Cargill, Inc., 1.375%, 07/23/2023	214,590	0.1
160,000 (2)	Cargill, Inc., 3.500%, 04/22/2025	154,957	0.0
195,000 (2)	Cargill, Inc., 3.625%, 04/22/2027	186,622	0.1
274,000	Cigna Corp., 1.250%, 03/15/2026	244,430	0.1
473,000	Conagra Brands, Inc., 0.500%, 08/11/2023	459,680	0.1
233,000 (2)	CSL Finance PLC, 3.850%, 04/27/2027	223,259	0.1
587,000 (2)	Element Fleet Management Corp., 3.850%, 06/15/2025	556,315	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
385,000	Elevance Health, Inc., 3.500%, 08/15/2024	$375,778	0.1
316,000 (2)	GE HealthCare Technologies, Inc., 5.600%, 11/15/2025	318,285	0.1
258,000	Global Payments, Inc., 1.200%, 03/01/2026	225,172	0.1
262,000	Humana, Inc., 0.650%, 08/03/2023	255,304	0.1
206,000	Illumina, Inc., 0.550%, 03/23/2023	203,907	0.1
400,000	Laboratory Corp. of America Holdings, 3.600%, 02/01/2025	387,685	0.1
433,000 (2)	Mylan, Inc., 3.125%, 01/15/2023	432,673	0.1
334,000 (1)(2)	Nestle Holdings, Inc., 1.150%, 01/14/2027	291,211	0.1
510,000 (2)	Nestle Holdings, Inc., 4.125%, 10/01/2027	498,881	0.1
448,000	PepsiCo, Inc., 3.600%, 02/18/2028	429,752	0.1
465,000	PerkinElmer, Inc., 0.850%, 09/15/2024	431,204	0.1
129,000	RELX Capital, Inc., 3.500%, 03/16/2023	128,489	0.0
675,000	Royalty Pharma PLC, 0.750%, 09/02/2023	654,106	0.2
461,000 (2)	S&P Global, Inc., 2.450%, 03/01/2027	421,709	0.1
702,000	Stryker Corp., 0.600%, 12/01/2023	674,478	0.2
121,000 (2)	Triton Container International Ltd., 0.800%, 08/01/2023	116,800	0.0
470,000 (2)	Triton Container International Ltd., 1.150%, 06/07/2024	434,912	0.1
165,000	UnitedHealth Group, Inc., 2.375%, 08/15/2024	158,769	0.0
314,000	UnitedHealth Group, Inc., 2.950%, 10/15/2027	291,222	0.1
323,000	UnitedHealth Group, Inc., 3.375%, 04/15/2027	306,403	0.1
550,000	Viatris, Inc., 1.650%, 06/22/2025	498,621	0.1
316,000	Zoetis, Inc., 5.400%, 11/14/2025	322,658	0.1
		12,737,851	3.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 1.6%
331,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	$297,126	0.1
580,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	540,139	0.1
500,000	Chevron USA, Inc., 0.426%, 08/11/2023	486,275	0.1
614,000 (1)	Enbridge, Inc., 0.550%, 10/04/2023	593,788	0.2
634,000	Energy Transfer L.P., 4.250%, 03/15/2023	632,501	0.2
469,000	Equinor ASA, 2.875%, 04/06/2025	449,807	0.1
395,000	Kinder Morgan, Inc., 1.750%, 11/15/2026	349,206	0.1
306,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	303,289	0.1
326,000	Phillips 66, 3.850%, 04/09/2025	318,271	0.1
191,000	Pioneer Natural Resources Co., 0.550%, 05/15/2023	187,883	0.1
495,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	441,734	0.1
519,000	Shell International Finance BV, 0.375%, 09/15/2023	502,955	0.1
270,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	250,071	0.1
467,000	Williams Cos, Inc./The, 4.550%, 06/24/2024	462,160	0.1
		5,815,205	1.6
	Financial: 17.8%
393,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.650%, 10/29/2024	362,768	0.1
410,000	Aflac, Inc., 1.125%, 03/15/2026	363,713	0.1
433,000	Ally Financial, Inc., 3.875%, 05/21/2024	421,715	0.1
536,000	American Express Co., 2.500%, 07/30/2024	515,805	0.1
466,000	American Express Co., 5.850%, 11/05/2027	485,958	0.1
258,000	American Tower Corp., 3.500%, 01/31/2023	257,698	0.1
326,000	American Tower Corp., 3.650%, 03/15/2027	304,963	0.1
234,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	224,339	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
485,000	Ameriprise Financial, Inc., 4.000%, 10/15/2023	$481,797	0.1
330,000	Assurant, Inc., 4.200%, 09/27/2023	326,435	0.1
738,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	725,502	0.2
475,000 (2)	Avolon Holdings Funding Ltd., 4.375%, 05/01/2026	433,339	0.1
400,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 5.862%, 09/14/2026	400,288	0.1
1,204,000 (3)	Bank of America Corp., 0.810%, 10/24/2024	1,154,836	0.3
1,531,000 (3)	Bank of America Corp., 0.976%, 04/22/2025	1,436,150	0.4
425,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	392,281	0.1
186,000 (3)	Bank of America Corp., 1.658%, 03/11/2027	164,763	0.0
496,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	460,790	0.1
907,000 (3)	Bank of America Corp., 3.384%, 04/02/2026	866,988	0.2
50,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	45,361	0.0
153,000 (3)	Bank of America Corp., 3.550%, 03/05/2024	152,435	0.0
81,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	75,079	0.0
301,000 (3)	Bank of America Corp., 4.376%, 04/27/2028	288,318	0.1
733,000 (3)	Bank of New York Mellon Corp./The, 3.430%, 06/13/2025	717,053	0.2
179,000 (3)	Bank of New York Mellon Corp./The, 4.414%, 07/24/2026	176,447	0.1
432,000	Bank of Nova Scotia/The, 0.550%, 09/15/2023	418,593	0.1
473,000	Bank of Nova Scotia/The, 0.700%, 04/15/2024	447,233	0.1
468,000 (1)	Bank of Nova Scotia/The, 1.450%, 01/10/2025	435,605	0.1
401,000	Bank of Nova Scotia/The, 3.450%, 04/11/2025	386,244	0.1
463,000 (3)	Barclays PLC, 1.007%, 12/10/2024	440,899	0.1
277,000	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	265,771	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
326,000 (2)	Blackstone Holdings Finance Co. LLC, 5.900%, 11/03/2027	$329,003	0.1
420,000 (2)	BPCE SA, 1.000%, 01/20/2026	368,639	0.1
250,000 (2)	BPCE SA, 2.750%, 01/11/2023	249,858	0.1
1,120,000 (2)	BPCE SA, 5.700%, 10/22/2023	1,111,917	0.3
350,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	344,732	0.1
386,000	Canadian Imperial Bank of Commerce, 0.950%, 06/23/2023	378,869	0.1
424,000	Canadian Imperial Bank of Commerce, 1.000%, 10/18/2024	395,715	0.1
358,000	Canadian Imperial Bank of Commerce, 3.300%, 04/07/2025	343,841	0.1
182,000	Canadian Imperial Bank of Commerce, 3.945%, 08/04/2025	177,935	0.1
261,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	227,645	0.1
520,000	Capital One Financial Corp., 3.200%, 01/30/2023	520,000	0.1
444,000 (3)	Capital One Financial Corp., 4.166%, 05/09/2025	433,929	0.1
261,000	Charles Schwab Corp./ The, 0.750%, 03/18/2024	248,167	0.1
473,000 (3)	Citigroup, Inc., 0.981%, 05/01/2025	443,174	0.1
388,000 (3)	Citigroup, Inc., 1.678%, 05/15/2024	382,560	0.1
374,000 (2)	Corebridge Financial, Inc., 3.650%, 04/05/2027	349,202	0.1
525,000 (2)	Corebridge Global Funding, 0.900%, 09/22/2025	469,254	0.1
298,000	Credit Suisse AG/New York NY, 0.520%, 08/09/2023	283,540	0.1
233,000	Credit Suisse AG/New York NY, 2.950%, 04/09/2025	209,887	0.1
1,246,000	Credit Suisse AG/New York NY, 3.625%, 09/09/2024	1,162,586	0.3
467,000 (2)(3)	Danske Bank A/S, 0.976%, 09/10/2025	426,656	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
279,000 (2)(3)	Danske Bank A/S, 3.773%, 03/28/2025	$270,470	0.1
257,000 (2)(3)	Danske Bank A/S, 4.298%, 04/01/2028	236,691	0.1
467,000 (3)	Deutsche Bank AG/New York NY, 2.222%, 09/18/2024	451,168	0.1
259,000	Discover Financial Services, 3.950%, 11/06/2024	252,281	0.1
465,000 (2)(3)	DNB Bank ASA, 2.968%, 03/28/2025	448,739	0.1
611,000 (2)(3)	DNB Bank ASA, 5.896%, 10/09/2026	611,652	0.2
475,000	Equinix, Inc., 1.250%, 07/15/2025	429,939	0.1
388,000	Federal Realty Investment Trust, 3.950%, 01/15/2024	383,109	0.1
305,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	284,512	0.1
356,000 (2)	Five Corners Funding Trust, 4.419%, 11/15/2023	353,057	0.1
490,000 (2)	GA Global Funding Trust, 3.850%, 04/11/2025	470,076	0.1
236,000 (3)	Goldman Sachs Group, Inc./The, 0.925%, 10/21/2024	226,161	0.1
278,000 (3)	Goldman Sachs Group, Inc./The, 2.640%, 02/24/2028	247,923	0.1
257,000	Hanover Insurance Group, Inc./The, 4.500%, 04/15/2026	251,771	0.1
933,000 (3)	HSBC Holdings PLC, 0.732%, 08/17/2024	899,279	0.2
293,000 (3)	HSBC Holdings PLC, 1.162%, 11/22/2024	279,170	0.1
531,000 (3)	HSBC Holdings PLC, 1.645%, 04/18/2026	479,725	0.1
335,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	314,840	0.1
519,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	488,217	0.1
441,000 (3)	ING Groep NV, 4.017%, 03/28/2028	413,028	0.1
566,000	Jackson Financial, Inc., 1.125%, 11/22/2023	545,185	0.1
654,000 (3)	JPMorgan Chase & Co., 0.824%, 06/01/2025	609,973	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,340,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	$1,249,849	0.3
565,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	489,877	0.1
348,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	306,175	0.1
830,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	771,193	0.2
48,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	45,265	0.0
140,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	131,734	0.0
537,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	531,784	0.1
27,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	25,768	0.0
389,000 (3)	JPMorgan Chase & Co., 5.546%, 12/15/2025	389,303	0.1
252,000	KeyBank NA/Cleveland OH, 4.390%, 12/14/2027	242,812	0.1
424,000 (3)	Lloyds Banking Group PLC, 0.695%, 05/11/2024	415,885	0.1
176,000 (3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	170,447	0.0
480,000 (2)	LSEGA Financing PLC, 0.650%, 04/06/2024	450,835	0.1
460,000	Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	455,221	0.1
430,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.848%, 09/15/2024	415,120	0.1
415,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.953%, 07/19/2025	385,845	0.1
365,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	335,840	0.1
323,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	293,611	0.1
276,000 (3)	Mitsubishi UFJ Financial Group, Inc., 4.788%, 07/18/2025	273,416	0.1
392,000 (3)	Mizuho Financial Group, Inc., 0.849%, 09/08/2024	378,418	0.1
304,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	287,133	0.1
620,000	Mizuho Financial Group, Inc., 5.387%, (US0003M + 0.630%), 05/25/2024	616,676	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
457,000 (3)	Morgan Stanley, 0.731%, 04/05/2024	$450,493	0.1
1,056,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	982,315	0.3
1,252,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	1,184,958	0.3
990,000 (3)	Morgan Stanley, 1.164%, 10/21/2025	911,967	0.2
121,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	105,150	0.0
371,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	330,171	0.1
157,000 (3)	Morgan Stanley, 2.720%, 07/22/2025	150,188	0.0
845,000	Morgan Stanley, 3.750%, 02/25/2023	843,317	0.2
496,000	Morgan Stanley, 4.000%, 07/23/2025	484,824	0.1
324,000	National Australia Bank Ltd./New York, 3.500%, 06/09/2025	314,400	0.1
684,000 (3)	National Bank of Canada, 0.550%, 11/15/2024	654,890	0.2
349,000	National Bank of Canada, 0.750%, 08/06/2024	324,815	0.1
350,000 (2)	National Securities Clearing Corp., 1.200%, 04/23/2023	346,414	0.1
250,000 (2)	National Securities Clearing Corp., 1.500%, 04/23/2025	231,953	0.1
213,000 (2)	Nationwide Building Society, 1.500%, 10/13/2026	183,854	0.1
399,000 (2)	Nationwide Building Society, 2.000%, 01/27/2023	398,210	0.1
417,000 (3)	NatWest Group PLC, 2.359%, 05/22/2024	411,092	0.1
327,000 (3)	NatWest Group PLC, 4.269%, 03/22/2025	319,922	0.1
395,000 (2)	Nordea Bank Abp, 0.625%, 05/24/2024	369,910	0.1
293,000 (2)	Nordea Bank Abp, 0.750%, 08/28/2025	261,698	0.1
324,000 (2)	Nordea Bank Abp, 3.600%, 06/06/2025	312,955	0.1
480,000 (2)	Nordea Bank Abp, 5.375%, 09/22/2027	483,045	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
587,000	Old Republic International Corp., 4.875%, 10/01/2024	$583,937	0.2
498,000 (2)	Pacific Life Global Funding II, 0.500%, 09/23/2023	480,824	0.1
207,000 (2)	Pacific Life Global Funding II, 1.200%, 06/24/2025	187,843	0.1
265,000 (2)	Pacific Life Global Funding II, 1.375%, 04/14/2026	233,985	0.1
470,000	PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	463,228	0.1
495,000 (2)	Reliance Standard Life Global Funding II, 2.150%, 01/21/2023	494,200	0.1
384,000 (1)	Royal Bank of Canada, 1.150%, 06/10/2025	351,832	0.1
284,000	Royal Bank of Canada, 1.150%, 07/14/2026	250,434	0.1
280,000	Royal Bank of Canada, 1.600%, 04/17/2023	277,610	0.1
466,000	Royal Bank of Canada, 1.600%, 01/21/2025	435,544	0.1
345,000 (1)	Royal Bank of Canada, 1.950%, 01/17/2023	344,678	0.1
553,000	Royal Bank of Canada, 3.700%, 10/05/2023	547,917	0.1
225,000	Royal Bank of Canada, 4.408%, (US0003M + 0.660%), 10/05/2023	225,028	0.1
440,000	Sixth Street Specialty Lending, Inc., 3.875%, 11/01/2024	424,282	0.1
954,000 (2)	Skandinaviska Enskilda Banken AB, 0.550%, 09/01/2023	925,018	0.3
619,000 (2)	Skandinaviska Enskilda Banken AB, 0.650%, 09/09/2024	573,237	0.2
464,000 (2)	Skandinaviska Enskilda Banken AB, 3.700%, 06/09/2025	448,767	0.1
477,000 (2)(3)	Societe Generale SA, 2.226%, 01/21/2026	439,051	0.1
475,000 (2)	Standard Chartered PLC, 3.950%, 01/11/2023	474,795	0.1
286,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 07/08/2025	260,856	0.1
355,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	340,652	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
465,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 0.800%, 09/16/2024	$429,821	0.1
800,000 (2)	Svenska Handelsbanken AB, 0.625%, 06/30/2023	782,692	0.2
468,000 (2)	Svenska Handelsbanken AB, 3.650%, 06/10/2025	453,779	0.1
425,000 (2)	Swedbank AB, 0.600%, 09/25/2023	410,998	0.1
371,000 (2)	Swedbank AB, 3.356%, 04/04/2025	356,892	0.1
467,000	Toronto-Dominion Bank/ The, 0.700%, 09/10/2024	434,907	0.1
621,000	Toronto-Dominion Bank/ The, 1.150%, 06/12/2025	567,073	0.2
468,000 (1)	Toronto-Dominion Bank/ The, 1.450%, 01/10/2025	436,148	0.1
454,000	Toronto-Dominion Bank/ The, 3.766%, 06/06/2025	441,005	0.1
369,000 (2)	UBS AG/London, 0.700%, 08/09/2024	344,066	0.1
600,000 (2)(3)	UBS Group AG, 1.008%, 07/30/2024	583,544	0.2
372,000 (2)(3)	UBS Group AG, 4.488%, 05/12/2026	363,914	0.1
464,000 (1)(2)(3)	UBS Group AG, 4.490%, 08/05/2025	456,318	0.1
280,000 (2)	USAA Capital Corp., 1.500%, 05/01/2023	277,173	0.1
115,000 (3)	Wells Fargo & Co., 2.164%, 02/11/2026	107,297	0.0
414,000 (3)	Wells Fargo & Co., 2.188%, 04/30/2026	385,649	0.1
518,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	490,218	0.1
		66,237,201	17.8
	Industrial: 1.4%
388,000	Boeing Co/The, 4.875%, 05/01/2025	385,378	0.1
423,000	Caterpillar Financial Services Corp., 0.650%, 07/07/2023	414,542	0.1
223,000	General Dynamics Corp., 3.250%, 04/01/2025	216,269	0.1
392,000 (2)	Graphic Packaging International LLC, 0.821%, 04/15/2024	367,065	0.1
386,000	Honeywell International, Inc., 1.350%, 06/01/2025	357,180	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
651,000	Huntington Ingalls Industries, Inc., 0.670%, 08/16/2023	$632,260	0.2
335,000	John Deere Capital Corp., 2.050%, 01/09/2025	318,260	0.1
184,000	John Deere Capital Corp., 2.125%, 03/07/2025	174,255	0.0
138,000	John Deere Capital Corp., 2.350%, 03/08/2027	125,775	0.0
435,000	Raytheon Technologies Corp., 3.700%, 12/15/2023	430,069	0.1
400,000	Republic Services, Inc., 2.500%, 08/15/2024	383,563	0.1
305,000 (1)	Rockwell Automation, Inc., 0.350%, 08/15/2023	296,925	0.1
350,000 (2)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	298,365	0.1
713,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	673,906	0.2
		5,073,812	1.4
	Technology: 1.6%
233,000	Analog Devices, Inc., 2.950%, 04/01/2025	224,298	0.1
173,000	Apple, Inc., 1.125%, 05/11/2025	159,424	0.0
449,000	Apple, Inc., 2.750%, 01/13/2025	432,693	0.1
290,000	CGI, Inc., 1.450%, 09/14/2026	256,844	0.1
457,000	Fidelity National Information Services, Inc., 0.600%, 03/01/2024	432,626	0.1
268,000	Fidelity National Information Services, Inc., 4.700%, 07/15/2027	261,900	0.1
245,000	Fiserv, Inc., 2.750%, 07/01/2024	236,818	0.1
198,000	HP, Inc., 2.200%, 06/17/2025	185,165	0.0
430,000	Intel Corp., 3.750%, 08/05/2027	413,810	0.1
446,000	International Business Machines Corp., 4.000%, 07/27/2025	439,203	0.1
255,000	International Business Machines Corp., 6.500%, 01/15/2028	273,047	0.1
465,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	379,946	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
473,000	Oracle Corp., 1.650%, 03/25/2026	$423,983	0.1
288,000	Oracle Corp., 2.500%, 04/01/2025	271,791	0.1
470,000	Oracle Corp., 2.650%, 07/15/2026	432,584	0.1
500,000	Take-Two Interactive Software, Inc., 3.550%, 04/14/2025	481,621	0.1
307,000	VMware, Inc., 1.000%, 08/15/2024	285,849	0.1
408,000	VMware, Inc., 1.400%, 08/15/2026	356,192	0.1
215,000	Workday, Inc., 3.500%, 04/01/2027	201,257	0.0
		6,149,051	1.6
	Utilities: 3.6%
475,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	456,724	0.1
475,000 (1)	Alabama Power Co., 3.750%, 09/01/2027	455,912	0.1
502,000	American Electric Power Co., Inc., 0.750%, 11/01/2023	483,439	0.1
245,000	American Electric Power Co., Inc., 2.031%, 03/15/2024	236,340	0.1
213,000 (2)	Aquarion Co., 4.000%, 08/15/2024	209,333	0.0
425,000	Arizona Public Service Co., 3.350%, 06/15/2024	411,612	0.1
425,000	Avangrid, Inc., 3.200%, 04/15/2025	406,511	0.1
279,000	Black Hills Corp., 1.037%, 08/23/2024	260,366	0.1
500,000 (2)	Dominion Energy, Inc., 2.450%, 01/15/2023	499,485	0.1
448,000 (3)	DTE Energy Co., 4.220%, 11/01/2024	440,683	0.1
380,000	Duke Energy Corp., 4.300%, 03/15/2028	366,346	0.1
385,000	Duke Energy Ohio, Inc., 3.800%, 09/01/2023	381,765	0.1
290,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	286,936	0.1
479,000 (2)	Enel Finance International NV, 6.800%, 10/14/2025	492,367	0.1
329,000	Entergy Corp., 0.900%, 09/15/2025	293,297	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
555,000	Entergy Louisiana LLC, 0.950%, 10/01/2024	$516,981	0.1
250,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	248,859	0.1
277,000	Eversource Energy, 2.900%, 03/01/2027	255,443	0.1
485,000	Interstate Power and Light Co., 3.250%, 12/01/2024	468,199	0.1
72,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	69,815	0.0
428,000	National Rural Utilities Cooperative Finance Corp., 1.000%, 10/18/2024	396,021	0.1
325,000 (1)	National Rural Utilities Cooperative Finance Corp., 1.875%, 02/07/2025	305,033	0.1
473,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	419,296	0.1
271,000	NextEra Energy Capital Holdings, Inc., 4.625%, 07/15/2027	266,911	0.1
462,000	NiSource, Inc., 0.950%, 08/15/2025	416,929	0.1
328,000 (2)	NRG Energy, Inc., 3.750%, 06/15/2024	316,090	0.1
284,000	OGE Energy Corp., 0.703%, 05/26/2023	279,011	0.1
797,443	PG&E Wildfire Recovery Funding LLC, 3.594%, 06/01/2032	756,245	0.2
485,000	Public Service Electric and Gas Co., 3.750%, 03/15/2024	479,027	0.1
335,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	300,565	0.1
384,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	358,000	0.1
646,000	Southern Co/The, 0.600%, 02/26/2024	613,027	0.2
272,000 (2)	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/2025	262,817	0.1
273,000 (2)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	268,441	0.1
43,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	43,035	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
61,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	$61,763	0.0
658,000	Xcel Energy, Inc., 0.500%, 10/15/2023	634,337	0.2
		13,416,961	3.6
	Total Corporate Bonds/ Notes (Cost $133,285,319)	126,780,342	34.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.5%
455,392 (2)(3)	Deephaven Residential Mortgage Trust 2022-2 A1, 4.300%, 03/25/2067	435,092	0.1
896,922	Fannie Mae REMICS 2006-43-FJ, 4.799%, (US0001M + 0.410%), 06/25/2036	884,489	0.2
362,117	Fannie Mae REMICS 2007-14 PF, 4.579%, (US0001M + 0.190%), 03/25/2037	352,438	0.1
225,960	Fannie Mae REMICS 2010-123 FL, 4.819%, (US0001M + 0.430%), 11/25/2040	222,352	0.1
606,299	Fannie Mae REMICS 2010-136 FG, 4.889%, (US0001M + 0.500%), 12/25/2030	605,129	0.2
867,062	Fannie Mae REMICS 2011-51 FM, 5.039%, (US0001M + 0.650%), 06/25/2041	854,873	0.2
563,730	Fannie Mae REMICS 2011-68 F, 4.659%, (US0001M + 0.270%), 07/25/2031	562,073	0.2
87,393	Fannie Mae REMICS 2011-96 FN, 4.889%, (US0001M + 0.500%), 10/25/2041	86,169	0.0
16,975 (2)(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	15,450	0.0
272,540 (2)(3)	Flagstar Mortgage Trust 2020-2 A2, 3.000%, 08/25/2050	227,473	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
467,179	Freddie Mac REMICS 3626 FA, 4.968%, (US0001M + 0.650%), 05/15/2036	$464,569	0.1
297,503	Freddie Mac REMICS 4508 CF, 4.718%, (US0001M + 0.400%), 09/15/2045	291,430	0.1
1,256,357	Ginnie Mae Series 2012-H11 FA, 4.542%, (US0001M + 0.700%), 02/20/2062	1,250,859	0.3
1,530,704	Ginnie Mae Series 2012-H31 FD, 4.182%, (US0001M + 0.340%), 12/20/2062	1,514,671	0.4
701,102	Ginnie Mae Series 2014-H05 FB, 4.442%, (US0001M + 0.600%), 12/20/2063	698,358	0.2
1,837,554	Ginnie Mae Series 2015-H30 FE, 4.442%, (US0001M + 0.600%), 11/20/2065	1,822,773	0.5
2,086,713	Ginnie Mae Series 2016-H06 FD, 4.418%, (US0001M + 0.920%), 07/20/2065	2,068,103	0.6
637,237	Ginnie Mae Series 2016-H07 FK, 2.991%, (US0001M + 1.000%), 03/20/2066	628,656	0.2
402,829	Ginnie Mae Series 2016-H08 FT, 4.562%, (US0001M + 0.720%), 02/20/2066	401,246	0.1
1,753,639	Ginnie Mae Series 2016-H16 FE, 3.155%, (US0012M + 0.380%), 06/20/2066	1,727,815	0.5
459,117	Ginnie Mae Series 2017-H09 FG, 4.312%, (US0001M + 0.470%), 03/20/2067	454,857	0.1
450,661	Ginnie Mae Series 2018-H04 FM, 4.142%, (US0001M + 0.300%), 03/20/2068	445,204	0.1
1,389,534	Ginnie Mae Series 2019-H02 FA, 4.292%, (US0001M + 0.450%), 01/20/2069	1,371,736	0.4
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
843,492	Ginnie Mae Series 2020-H09 NF, 5.092%, (US0001M + 1.250%), 04/20/2070	$845,104	0.2
17,338 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	16,097	0.0
680,761 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4 A4, 2.500%, 09/25/2051	523,450	0.1
206,445 (2)(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	179,657	0.1
321,660 (2)(3)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	247,330	0.1
569,463 (2)(3)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	435,035	0.1
718,460 (2)(3)	Rate Mortgage Trust 2021-J2 A31, 2.500%, 08/25/2051	552,437	0.1
181,231 (2)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.903%, 11/25/2044	165,394	0.0
59,776 (2)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	55,369	0.0
89,767 (3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 3.469%, 06/25/2034	84,275	0.0
192,280 (2)(3)	Wells Fargo Mortgage Backed Securities 2020-1 A17 Trust, 3.000%, 12/25/2049	159,969	0.0
	Total Collateralized Mortgage Obligations (Cost $21,575,895)	20,649,932	5.5
U.S. TREASURY OBLIGATIONS: 30.8%
	U.S. Treasury Notes: 30.8%
3,652,600	0.125%, 05/31/2023	3,587,467	1.0
1,808,200	0.500%, 11/30/2023	1,739,763	0.5
1,815,800	0.875%, 01/31/2024	1,743,097	0.5
189,400	1.250%, 11/30/2026	169,979	0.0
107,900	1.500%, 01/31/2027	97,434	0.0
128,900	1.500%, 11/30/2028	111,952	0.0
18,713,100	1.625%, 10/31/2023	18,249,660	4.9

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
174,300	3.875%, 11/30/2027	$173,374	0.0
651,300	3.875%, 12/31/2027	647,636	0.2
103,700	3.875%, 11/30/2029	103,028	0.0
252,000	3.875%, 12/31/2029	250,799	0.1
44,101,000	4.000%, 12/15/2025	43,825,369	11.8
44,152,000	4.250%, 12/31/2024	44,001,952	11.8
	Total U.S. Treasury Obligations (Cost $115,553,325)	114,701,510	30.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.8%
2,000,000 (2)	BHMS 2018-ATLS D, 6.568%, (US0001M + 2.250%), 07/15/2035	1,837,852	0.5
3,500,000 (2)	BPR Trust 2021-WILL C, 8.318%, (US0001M + 4.000%), 06/15/2038	3,284,858	0.9
800,000 (2)	BX Trust 2021-ARIA C, 5.964%, (US0001M + 1.646%), 10/15/2036	747,551	0.2
425,082 (2)	BX Trust 2022-PSB A, 6.787%, (TSFR1M + 2.451%), 08/15/2039	424,777	0.1
1,500,000 (2)	BXMT 2021-FL4 D Ltd., 6.568%, (US0001M + 2.250%), 05/15/2038	1,368,070	0.4
1,705,000 (3)	COMM 2013-LC6 C Mortgage Trust, 4.242%, 01/10/2046	1,696,945	0.5
2,520,000 (2)	CSWF 2021-SOP2 D, 6.635%, (US0001M + 2.317%), 06/15/2034	2,262,554	0.6
488,096 (2)	Extended Stay America Trust 2021-ESH B, 5.698%, (US0001M + 1.380%), 07/15/2038	470,064	0.1
1,269,050 (2)	Extended Stay America Trust 2021-ESH C, 6.018%, (US0001M + 1.700%), 07/15/2038	1,220,883	0.3
15,154	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	15,019	0.0
8,653	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	8,594	0.0
51,972	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	50,793	0.0
16,400	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	16,075	0.0
16,321	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	16,117	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
109,078	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	$105,246	0.0
63,761	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	62,677	0.0
530,000 (2)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	479,650	0.1
1,820,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.180%, 11/15/2045	1,731,429	0.5
1,630,000 (3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.883%, 01/15/2047	1,560,201	0.4
900,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 D, 4.647%, 04/15/2047	823,875	0.2
1,250,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A4, 4.070%, 07/15/2046	1,240,265	0.3
276,791	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	264,796	0.1
500,000 (2)	PFP 2021-8 Ltd. E, 6.826%, (US0001M + 2.500%), 08/09/2037	466,927	0.1
796,484 (2)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 6.539%, (US0001M + 2.150%), 02/25/2035	778,202	0.2
4,000,000 (2)	VMC Finance 2021-FL4 C LLC, 6.589%, (US0001M + 2.250%), 06/16/2036	3,691,532	1.0
5,720,000 (3)	WFRBS Commercial Mortgage Trust 2013-C14 C, 3.957%, 06/15/2046	4,361,425	1.2
250,000 (2)	WMRK Commercial Mortgage Trust 2022-WMRK A, 7.125%, (TSFR1M + 2.789%), 11/15/2027	249,780	0.1
	Total Commercial Mortgage-Backed Securities (Cost $32,521,459)	29,236,157	7.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 17.7%
	Automobile Asset-Backed Securities: 3.6%
59,983	AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	$59,897	0.0
900,000	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	871,103	0.2
1,350,000	AmeriCredit Automobile Receivables Trust 2020-2 B, 0.970%, 02/18/2026	1,321,847	0.3
550,000	AmeriCredit Automobile Receivables Trust 2021-3 B, 1.170%, 08/18/2027	506,869	0.1
259,269	BMW Vehicle Owner Trust 2020-A A3, 0.480%, 10/25/2024	255,895	0.1
260,143	Capital One Prime Auto Receivables Trust 2019-1 A4, 2.560%, 10/15/2024	260,234	0.1
300,000	CarMax Auto Owner Trust 2021-2 B, 1.030%, 12/15/2026	270,900	0.1
750,000	CarMax Auto Owner Trust 2022-1 B, 1.950%, 09/15/2027	681,835	0.2
750,000	Carvana Auto Receivables Trust 2022-P1 A3, 3.350%, 02/10/2027	721,386	0.2
50,911	Drive Auto Receivables Trust 2021-1 B, 0.650%, 07/15/2025	50,838	0.0
382,941	Exeter Automobile Receivables Trust 2021-4 A3, 0.680%, 07/15/2025	381,360	0.1
750,000	Ford Credit Auto Owner Trust 2022-A B, 1.910%, 07/15/2027	685,995	0.2
450,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	444,753	0.1
500,000	GM Financial Automobile Leasing Trust 2022-3 A4, 4.110%, 08/20/2026	490,206	0.1
600,000	GM Financial Consumer Automobile Receivables Trust 2022-4 B, 5.500%, 08/16/2028	602,261	0.2
283,271	Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	279,140	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
850,000	Hyundai Auto Receivables Trust 2021-C B, 1.490%, 12/15/2027	$762,504	0.2
299,958 (2)	JPMorgan Chase Bank NA - CACLN 2021-3 B, 0.760%, 02/26/2029	282,821	0.1
55,597	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	55,572	0.0
400,000 (2)	Oscar US Funding XIII LLC 2021-2A A3, 0.860%, 09/10/2025	377,583	0.1
355,349	Santander Drive Auto Receivables Trust 2020-1 C, 4.110%, 12/15/2025	353,692	0.1
207,742	Santander Drive Auto Receivables Trust 2021-2 B, 0.590%, 09/15/2025	207,168	0.1
870,130	Santander Drive Auto Receivables Trust 2021-3 B, 0.600%, 12/15/2025	863,626	0.2
600,000	Santander Drive Auto Receivables Trust 2022-4 A3, 4.140%, 02/16/2027	587,841	0.2
759,983	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	753,870	0.2
1,150,000 (2)	Westlake Automobile Receivables Trust 2022-3A A3, 5.490%, 07/15/2026	1,148,672	0.3
		13,277,868	3.6
	Credit Card Asset-Backed Securities: 0.7%
1,500,000	American Express Credit Account Master Trust 2022-3 A, 3.750%, 08/15/2027	1,467,573	0.4
1,350,000 (2)	CARDS II Trust 2021-1A A, 0.602%, 04/15/2027	1,273,624	0.3
		2,741,197	0.7
	Other Asset-Backed Securities: 12.6%
800,000 (2)	AGL CLO 13 Ltd. 2021-13A A1, 5.403%, (US0003M + 1.160%), 10/20/2034	781,241	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (2)	Aimco CLO 11 Ltd. 2020-11A AR, 5.209%, (US0003M + 1.130%), 10/17/2034	$1,950,818	0.5
840,000 (2)	Apidos Clo XXV 2016-25A A1R, 5.413%, (US0003M + 1.170%), 10/20/2031	826,740	0.2
100,000 (2)	Arbor Realty Commercial Real Estate Notes 2021-FL3 C Ltd., 6.168%, (US0001M + 1.850%), 08/15/2034	92,633	0.0
750,000 (2)	Arbor Realty Commercial Real Estate Notes 2021-FL4 D Ltd., 7.218%, (US0001M + 2.900%), 11/15/2036	696,254	0.2
2,000,000 (2)	Arbor Realty Commercial Real Estate Notes 2021-FL4 E Ltd., 7.718%, (US0001M + 3.400%), 11/15/2036	1,825,890	0.5
700,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 5.309%, (US0003M + 1.230%), 01/15/2030	675,203	0.2
250,000 (2)	Babson CLO Ltd. 2017-1A A2, 5.544%, (US0003M + 1.350%), 07/18/2029	243,904	0.1
1,000,000 (2)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 5.429%, (US0003M + 1.350%), 01/15/2033	982,271	0.3
500,000 (2)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 5.627%, (US0003M + 1.400%), 04/19/2034	478,351	0.1
250,000 (2)	Carbone CLO Ltd. 2017-1A A1, 5.383%, (US0003M + 1.140%), 01/20/2031	246,607	0.1
492,818 (2)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 5.656%, (US0003M + 1.050%), 05/15/2031	485,352	0.1
1,200,000 (2)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A A1R2, 5.383%, (US0003M + 1.140%), 04/20/2034	1,170,428	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
800,000 (2)	Carlyle US Clo 2017-2A CR Ltd., 5.643%, (US0003M + 1.400%), 07/20/2031	$780,798	0.2
850,000 (2)	Carlyle US CLO 2020-2A A1R Ltd., 5.498%, (US0003M + 1.140%), 01/25/2035	826,328	0.2
1,550,000 (2)	Carlyle US Clo 2021-4A A2 Ltd., 5.643%, (US0003M + 1.400%), 04/20/2034	1,500,865	0.4
1,000,000 (2)	Cedar Funding IV CLO Ltd.2014-4A ARR, 5.485%, (US0003M + 1.160%), 07/23/2034	972,243	0.3
600,000 (2)	CIFC Funding 2018-4A A1 Ltd., 5.229%, (US0003M + 1.150%), 10/17/2031	591,086	0.2
900,000 (2)	CIFC Funding 2020-2A AR Ltd., 5.413%, (US0003M + 1.170%), 10/20/2034	879,796	0.2
600,000 (2)	Clear Creek CLO Ltd. 2015-1A AR, 5.443%, (US0003M + 1.200%), 10/20/2030	593,465	0.2
550,000	CNH Equipment Trust 2021-C A3, 0.810%, 12/15/2026	512,898	0.1
250,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 5.423%, (US0003M + 1.180%), 10/20/2030	247,170	0.1
477,917 (2)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 5.806%, (US0003M + 1.200%), 08/15/2030	474,208	0.1
300,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 5.493%, (US0003M + 1.250%), 01/20/2030	285,278	0.1
588,211 (2)	Elevation CLO 2014-2A A1R Ltd., 5.355%, (TSFR3M + 1.230%), 10/15/2029	583,116	0.2
450,000 (2)	Elmwood CLO IX Ltd. 2021-2A A, 5.373%, (US0003M + 1.130%), 07/20/2034	439,640	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (2)	FS RIALTO 2021-FL2 E, 7.776%, (US0001M + 3.450%), 05/16/2038	$1,805,820	0.5
1,360,000 (2)	HGI CRE CLO 2021-FL1 B Ltd., 5.926%, (US0001M + 1.600%), 06/16/2036	1,289,944	0.3
2,100,000 (2)	HGI CRE CLO 2021-FL1 D Ltd., 6.676%, (US0001M + 2.350%), 06/16/2036	1,947,356	0.5
338,586 (2)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	287,233	0.1
400,000	John Deere Owner Trust 2022-A A4, 2.490%, 01/16/2029	377,214	0.1
950,000	John Deere Owner Trust 2022-B A4, 3.800%, 05/15/2029	922,621	0.2
1,150,000	John Deere Owner Trust 2022-C A4, 5.200%, 09/17/2029	1,158,041	0.3
1,300,000 (2)	Kayne CLO 6 Ltd. 2019-6A A1, 5.623%, (US0003M + 1.380%), 01/20/2033	1,282,893	0.3
1,000,000 (2)	Kayne CLO 7 Ltd. 2020-7A A1, 5.279%, (US0003M + 1.200%), 04/17/2033	981,478	0.3
600,000 (2)	LCM 26A A2 Ltd., 5.493%, (US0003M + 1.250%), 01/20/2031	571,944	0.1
500,000 (2)	Magnetite XXVI Ltd. 2020-26A A2R, 5.758%, (US0003M + 1.400%), 07/25/2034	481,986	0.1
1,500,000 (2)	Magnetite XXVII Ltd. 27A AR, 5.383%, (US0003M + 1.140%), 10/20/2034	1,463,042	0.4
720,000 (2)	Marble Point CLO XIV Ltd. 2018-2A A1R, 5.523%, (US0003M + 1.280%), 01/20/2032	704,542	0.2
525,294 (2)	Marlette Funding Trust 2021-1A B, 1.000%, 06/16/2031	518,314	0.1
700,000 (2)	Oaktree CLO Ltd. 2021-1A A1, 5.239%, (US0003M + 1.160%), 07/15/2034	683,517	0.2
350,000 (2)	OCP CLO 2021-22A A Ltd., 5.423%, (US0003M + 1.180%), 12/02/2034	340,852	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,100,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 5.279%, (US0003M + 1.200%), 07/15/2029	$1,058,584	0.3
400,000 (2)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 5.433%, (US0003M + 1.190%), 01/20/2031	395,640	0.1
1,000,000 (2)	Octagon Investment Partners 48 Ltd. 2020-3A AR, 5.393%, (US0003M + 1.150%), 10/20/2034	974,787	0.3
400,000 (2)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 5.577%, (US0003M + 1.350%), 07/19/2030	381,763	0.1
2,000,000 (2)	OHA Credit Partners XVI 2021-16A A, 5.344%, (US0003M + 1.150%), 10/18/2034	1,956,542	0.5
1,600,000 (2)	OHA Loan Funding 2015-1A AR3 Ltd., 5.377%, (US0003M + 1.150%), 01/19/2037	1,561,213	0.4
962,537 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 5.343%, (US0003M + 1.100%), 07/20/2030	951,647	0.3
600,000 (2)	PFS Financing Corp. 2021-B A, 0.770%, 08/15/2026	553,731	0.1
650,000 (2)	PFS Financing Corp. 2022-D A, 4.270%, 08/15/2027	634,756	0.2
800,000 (2)	Sound Point CLO XXIII 2019-2A AR, 5.249%, (US0003M + 1.170%), 07/15/2034	772,423	0.2
850,000 (2)	THL Credit Wind River 2018-2 A A2Clo Ltd., 5.529%, (US0003M + 1.450%), 07/15/2030	820,488	0.2
1,850,000 (2)	THL Credit Wind River 2019-1A AR CLO Ltd., 5.403%, (US0003M + 1.160%), 07/20/2034	1,797,804	0.5
650,000 (2)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	598,660	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Venture 34 CLO Ltd. 2018-34A A, 5.309%, (US0003M + 1.230%), 10/15/2031	$244,070	0.1
500,000 (2)	Wellman Park CLO Ltd. 2021-1A A, 5.179%, (US0003M + 1.100%), 07/15/2034	489,754	0.1
		47,151,242	12.6
	Student Loan Asset-Backed Securities: 0.8%
356,770 (2)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	330,366	0.1
392,670 (2)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	348,472	0.1
184,756 (2)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	159,902	0.0
276,457 (2)	Navient Private Education Refi Loan Trust 2021-F A, 1.110%, 02/18/2070	233,080	0.1
1,214,808 (2)	Navient Private Education Refi Loan Trust 2022-BA A, 4.160%, 10/15/2070	1,136,524	0.3
481,238 (2)	Sofi Professional Loan Program 2018-A A2B LLC, 2.950%, 02/25/2042	463,015	0.1
383,462 (2)	SoFi Professional Loan Program 2021-B AFX Trust, 1.140%, 02/15/2047	315,797	0.1
		2,987,156	0.8
	Total Asset-Backed Securities (Cost $68,714,261)	66,157,463	17.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
8,274	6.500%,10/01/2032	8,489	0.0
7,153	7.000%,10/01/2032	7,135	0.0
	Total U.S. Government Agency Obligations
	(Cost $15,742)	15,624	0.0
	Total Long-Term Investments (Cost $371,666,001)	357,541,028	95.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 16.8%
	Repurchase Agreements: 1.3%
1,149,290 (4)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,149,832, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,172,276, due 05/01/37-05/01/58)	$1,149,290	0.3
268,767 (4)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $268,892, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $274,142, due 04/11/23-10/31/29)	268,767	0.1
1,149,290 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/30/22, 4.29%, due 01/03/23 (Repurchase Amount $1,149,830, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $1,172,276, due 02/01/24-01/01/57)	1,149,290	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,149,290 (4)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,149,837, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,172,276, due 01/03/23-09/09/49)	$1,149,290	0.3
1,149,290 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,149,832, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,172,276, due 09/01/24-10/20/52)	1,149,290	0.3
	Total Repurchase Agreements (Cost $4,865,927)	4,865,927	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 15.5%
56,033,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150%	56,033,000	15.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 15.5%
1,724,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 4.110%	$1,724,000	0.5
	Total Mutual Funds (Cost $57,757,000)	57,757,000	15.5
	Total Short-Term Investments (Cost $62,622,927)	62,622,927	16.8
	Total Investments in Securities (Cost $434,288,928)	$420,163,955	112.6
	Liabilities in Excess of Other Assets	(47,100,842)	(12.6)
	Net Assets	$373,063,113	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:
TSFR1M
1-month CME Term Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$126,780,342	$—	$126,780,342
Collateralized Mortgage Obligations	—	20,649,932	—	20,649,932
Asset-Backed Securities	—	66,157,463	—	66,157,463
Commercial Mortgage-Backed Securities	—	29,236,157	—	29,236,157
U.S. Government Agency Obligations	—	15,624	—	15,624
U.S. Treasury Obligations	—	114,701,510	—	114,701,510
Short-Term Investments	57,757,000	4,865,927	—	62,622,927
Total Investments, at fair value	$57,757,000	$362,406,955	$—	$420,163,955
Other Financial Instruments+
Futures	132,319	—	—	132,319
Total Assets	$57,889,319	$362,406,955	$—	$420,296,274
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(18,908)	$—	$(18,908)
Total Liabilities	$—	$(18,908)	$—	$(18,908)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	529	03/31/23	$108,486,328	$111,596
			$108,486,328	$111,596
Short Contracts:
U.S. Treasury 5-Year Note	(165)	03/31/23	(17,808,398)	20,723
			$(17,808,398)	$20,723
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Limited Maturity Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 39, Version 1	Buy	(1.000)	12/20/27	USD 3,650,000	$(29,091)	$(18,908)
					$(29,091)	$(18,908)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations
USD	–	United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$132,319
Total Asset Derivatives		$132,319
Liability Derivatives
Credit contracts	Variation margin payable on centrally cleared swaps*	18,908
Total Liability Derivatives		$18,908

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$18,760	$18,760
Interest rate contracts	(5,508,237)	—	(5,508,237)
Total	$(5,508,237)	$18,760	$(5,489,477)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2022 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(18,908)	$(18,908)
Interest rate contracts	336,517	—	336,517
Total	$336,517	$(18,908)	$317,609
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $434,465,506.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$111,456
Gross Unrealized Depreciation	(14,309,779)
Net Unrealized Depreciation	$(14,198,323)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Communication Services: 7.2%
151,367	Activision Blizzard, Inc.	$11,587,144	0.2
1,269,489 (1)	Alphabet, Inc. - Class A	112,007,014	1.6
1,125,350 (1)	Alphabet, Inc. - Class C	99,852,305	1.4
1,514,758	AT&T, Inc.	27,886,695	0.4
22,829 (1)	Charter Communications, Inc.	7,741,314	0.1
916,881	Comcast Corp. - Class A	32,063,329	0.5
53,422 (1)	Dish Network Corp. - Class A	750,045	0.0
55,744	Electronic Arts, Inc.	6,810,802	0.1
64,287	Fox Corp. - Class A	1,952,396	0.0
29,612	Fox Corp. - Class B	842,461	0.0
82,576	Interpublic Group of Cos., Inc.	2,750,607	0.1
30,359 (1)	Live Nation Entertainment, Inc.	2,117,237	0.0
202,297	Lumen Technologies, Inc.	1,055,990	0.0
59,363 (1)	Match Group, Inc.	2,462,971	0.0
477,928 (1)	Meta Platforms, Inc.	57,513,855	0.8
94,584 (1)	NetFlix, Inc.	27,890,930	0.4
81,264	News Corp - Class A	1,479,005	0.0
25,058	News Corp - Class B	462,070	0.0
43,340	Omnicom Group	3,535,244	0.1
107,338 (2)	Paramount Global - Class B	1,811,865	0.0
33,528 (1)	Take-Two Interactive Software, Inc.	3,491,271	0.1
126,926 (1)	T-Mobile US, Inc.	17,769,640	0.3
892,621	Verizon Communications, Inc.	35,169,267	0.5
387,469 (1)	Walt Disney Co.	33,663,307	0.5
469,675 (1)	Warner Bros Discovery, Inc.	4,452,519	0.1
		497,119,283	7.2
	Consumer Discretionary: 9.6%
12,777	Advance Auto Parts, Inc.	1,878,602	0.0
1,886,368 (1)	Amazon.com, Inc.	158,454,912	2.3
57,587 (1)	Aptiv PLC	5,363,077	0.1
4,034 (1)	Autozone, Inc.	9,948,570	0.2
48,538	Bath & Body Works, Inc.	2,045,391	0.0
42,586	Best Buy Co., Inc.	3,415,823	0.1
8,244 (1)	Booking Holdings, Inc.	16,613,968	0.2
49,767	BorgWarner, Inc.	2,003,122	0.0
45,603 (1)	Caesars Entertainment, Inc.	1,897,085	0.0
33,584 (1)	Carmax, Inc.	2,044,930	0.0
212,843 (1)(2)	Carnival Corp.	1,715,515	0.0
5,892 (1)	Chipotle Mexican Grill, Inc.	8,175,091	0.1
66,524	D.R. Horton, Inc.	5,929,949	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
26,012	Darden Restaurants, Inc.	$3,598,240	0.1
47,943	Dollar General Corp.	11,805,964	0.2
44,739 (1)	Dollar Tree, Inc.	6,327,884	0.1
7,524	Domino’s Pizza, Inc.	2,606,314	0.0
115,336	eBay, Inc.	4,782,984	0.1
26,713 (1)	Etsy, Inc.	3,199,683	0.1
32,001 (1)	Expedia Group, Inc.	2,803,288	0.0
839,449	Ford Motor Co.	9,762,792	0.1
32,589	Garmin Ltd.	3,007,639	0.1
301,952	General Motors Co.	10,157,665	0.2
29,960	Genuine Parts Co.	5,198,360	0.1
27,593	Hasbro, Inc.	1,683,449	0.0
57,482	Hilton Worldwide Holdings, Inc.	7,263,425	0.1
217,581	Home Depot, Inc.	68,725,135	1.0
69,838 (1)	Las Vegas Sands Corp.	3,357,113	0.1
54,148	Lennar Corp. - Class A	4,900,394	0.1
53,946	LKQ Corp.	2,881,256	0.0
131,923	Lowe’s Cos, Inc.	26,284,338	0.4
57,185	Marriott International, Inc.	8,514,275	0.1
155,668	McDonald’s Corp.	41,023,188	0.6
67,744	MGM Resorts International	2,271,456	0.0
11,208 (1)	Mohawk Industries, Inc.	1,145,682	0.0
79,994	Newell Brands, Inc.	1,046,321	0.0
267,732	Nike, Inc. - Class B	31,327,321	0.5
89,563 (1)(2)	Norwegian Cruise Line Holdings Ltd.	1,096,251	0.0
639 (1)	NVR, Inc.	2,947,439	0.0
13,300 (1)	O’Reilly Automotive, Inc.	11,225,599	0.2
8,300	Pool Corp.	2,509,339	0.0
48,420	Pulte Group, Inc.	2,204,563	0.0
8,733	Ralph Lauren Corp.	922,816	0.0
73,764	Ross Stores, Inc.	8,561,787	0.1
46,643 (1)	Royal Caribbean Cruises Ltd.	2,305,563	0.0
243,972	Starbucks Corp.	24,202,022	0.4
51,213	Tapestry, Inc.	1,950,191	0.0
97,823	Target Corp.	14,579,540	0.2
570,471 (1)	Tesla, Inc.	70,270,618	1.0
246,768	TJX Cos., Inc.	19,642,733	0.3
23,478	Tractor Supply Co.	5,281,846	0.1
10,886 (1)	Ulta Beauty, Inc.	5,106,296	0.1
70,197	VF Corp.	1,938,139	0.0
11,579	Whirlpool Corp.	1,637,965	0.0
21,916 (1)	Wynn Resorts Ltd.	1,807,413	0.0
59,869	Yum! Brands, Inc.	7,668,022	0.1
		669,018,343	9.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: 7.1%
380,905	Altria Group, Inc.	$17,411,168	0.2
116,754	Archer-Daniels-Midland Co.	10,840,609	0.2
38,864	Brown-Forman Corp. - Class B	2,552,587	0.0
42,686	Campbell Soup Co.	2,422,430	0.0
51,831	Church & Dwight Co., Inc.	4,178,097	0.1
26,224	Clorox Co.	3,680,014	0.1
827,211	Coca-Cola Co.	52,618,892	0.8
177,515	Colgate-Palmolive Co.	13,986,407	0.2
101,860	Conagra Brands, Inc.	3,941,982	0.1
34,501	Constellation Brands, Inc.	7,995,607	0.1
94,070	Costco Wholesale Corp.	42,942,955	0.6
49,154	Estee Lauder Cos., Inc.	12,195,599	0.2
126,149	General Mills, Inc.	10,577,594	0.1
31,236	Hershey Co.	7,233,320	0.1
61,527	Hormel Foods Corp.	2,802,555	0.0
22,647	JM Smucker Co.	3,588,644	0.0
54,401	Kellogg Co.	3,875,527	0.1
180,604	Keurig Dr Pepper, Inc.	6,440,339	0.1
71,730	Kimberly-Clark Corp.	9,737,347	0.1
169,224	Kraft Heinz Co.	6,889,109	0.1
138,444	Kroger Co.	6,171,833	0.1
30,570	Lamb Weston Holdings, Inc.	2,731,735	0.0
53,262	McCormick & Co., Inc.	4,414,887	0.1
39,957	Molson Coors Beverage Co.	2,058,585	0.0
290,246	Mondelez International, Inc.	19,344,896	0.3
80,950 (1)	Monster Beverage Corp.	8,218,853	0.1
292,815	PepsiCo, Inc.	52,899,958	0.8
329,477	Philip Morris International, Inc.	33,346,367	0.5
503,651	Procter & Gamble Co.	76,333,346	1.1
107,707	Sysco Corp.	8,234,200	0.1
61,555	Tyson Foods, Inc.	3,831,799	0.1
152,559	Walgreens Boots Alliance, Inc.	5,699,604	0.1
299,977	Walmart, Inc.	42,533,739	0.6
		491,730,584	7.1
	Energy: 5.2%
68,334	APA Corp.	3,189,831	0.0
212,850	Baker Hughes Co.	6,285,460	0.1
378,094	Chevron Corp.	67,864,092	1.0
264,837	ConocoPhillips	31,250,766	0.5
167,579	Coterra Energy, Inc.	4,117,416	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
138,936	Devon Energy Corp.	$8,545,953	0.1
37,406	Diamondback Energy, Inc.	5,116,393	0.1
124,842	EOG Resources, Inc.	16,169,536	0.2
78,011	EQT Corp.	2,639,112	0.0
875,294	Exxon Mobil Corp.	96,544,928	1.4
192,994	Halliburton Co.	7,594,314	0.1
58,974	Hess Corp.	8,363,693	0.1
420,403	Kinder Morgan, Inc.	7,600,886	0.1
134,976	Marathon Oil Corp.	3,653,800	0.1
99,608	Marathon Petroleum Corp.	11,593,375	0.2
154,543	Occidental Petroleum Corp.	9,734,664	0.1
94,995	Oneok, Inc.	6,241,171	0.1
100,452	Phillips 66	10,455,044	0.2
50,499	Pioneer Natural Resources Co.	11,533,467	0.2
301,379	Schlumberger Ltd.	16,111,721	0.2
48,113	Targa Resources Corp.	3,536,306	0.1
81,938	Valero Energy Corp.	10,394,655	0.1
258,871	Williams Cos., Inc.	8,516,856	0.1
		357,053,439	5.2
	Financials: 11.5%
120,260	Aflac, Inc.	8,651,504	0.1
56,367	Allstate Corp.	7,643,365	0.1
127,052	American Express Co.	18,771,933	0.3
157,911	American International Group, Inc.	9,986,292	0.1
22,618	Ameriprise Financial, Inc.	7,042,567	0.1
43,964	Aon PLC	13,195,355	0.2
78,612 (1)	Arch Capital Group Ltd.	4,935,261	0.1
44,812	Arthur J. Gallagher & Co.	8,448,854	0.1
11,229	Assurant, Inc.	1,404,299	0.0
1,483,412	Bank of America Corp.	49,130,605	0.7
156,329	Bank of New York Mellon Corp.	7,116,096	0.1
382,934 (1)	Berkshire Hathaway, Inc. - Class B	118,288,313	1.7
31,922	Blackrock, Inc.	22,620,887	0.3
49,962	Brown & Brown, Inc.	2,846,335	0.0
81,126	Capital One Financial Corp.	7,541,473	0.1
22,546	Cboe Global Markets, Inc.	2,828,847	0.0
324,186	Charles Schwab Corp.	26,991,726	0.4
88,214	Chubb Ltd.	19,460,008	0.3
33,408	Cincinnati Financial Corp.	3,420,645	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
411,655	Citigroup, Inc.	$18,619,156	0.3
104,673	Citizens Financial Group, Inc.	4,120,976	0.1
76,455	CME Group, Inc.	12,856,673	0.2
27,832	Comerica, Inc.	1,860,569	0.0
58,071	Discover Financial Services	5,681,086	0.1
8,324	Everest Re Group Ltd.	2,757,491	0.0
8,097	Factset Research Systems, Inc.	3,248,597	0.1
145,885	Fifth Third Bancorp	4,786,487	0.1
38,879	First Republic Bank	4,738,961	0.1
60,374 (2)	Franklin Resources, Inc.	1,592,666	0.0
19,226	Globe Life, Inc.	2,317,694	0.0
71,973	Goldman Sachs Group, Inc.	24,714,089	0.4
67,608	Hartford Financial Services Group, Inc.	5,126,715	0.1
306,636	Huntington Bancshares, Inc.	4,323,568	0.1
118,714	Intercontinental Exchange, Inc.	12,178,869	0.2
96,662	Invesco Ltd.	1,738,949	0.0
623,417	JPMorgan Chase & Co.	83,600,220	1.2
198,292	Keycorp	3,454,247	0.1
32,728	Lincoln National Corp.	1,005,404	0.0
41,884	Loews Corp.	2,443,094	0.0
36,687	M&T Bank Corp.	5,321,816	0.1
7,999	MarketAxess Holdings, Inc.	2,230,841	0.0
105,421	Marsh & McLennan Cos., Inc.	17,445,067	0.3
140,077	Metlife, Inc.	10,137,373	0.1
33,486	Moody’s Corp.	9,329,869	0.1
280,186	Morgan Stanley	23,821,414	0.3
16,994	MSCI, Inc. - Class A	7,905,099	0.1
72,047	Nasdaq, Inc.	4,420,083	0.1
44,296	Northern Trust Corp.	3,919,753	0.1
85,721	PNC Financial Services Group, Inc.	13,538,775	0.2
48,364	Principal Financial Group, Inc.	4,058,707	0.1
124,350	Progressive Corp.	16,129,439	0.2
78,214	Prudential Financial, Inc.	7,779,164	0.1
41,145	Raymond James Financial, Inc.	4,396,343	0.1
198,605	Regions Financial Corp.	4,281,924	0.1
70,775	S&P Global, Inc.	23,705,379	0.3
13,374	Signature Bank	1,540,952	0.0
77,989	State Street Corp.	6,049,607	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
12,562 (1)	SVB Financial Group	$2,891,019	0.0
95,757	Synchrony Financial	3,146,575	0.0
47,495	T. Rowe Price Group, Inc.	5,179,805	0.1
49,808	Travelers Cos, Inc.	9,338,502	0.1
281,988	Truist Financial Corp.	12,133,944	0.2
287,372	US Bancorp	12,532,293	0.2
809,874	Wells Fargo & Co.	33,439,697	0.5
23,005	Willis Towers Watson PLC	5,626,563	0.1
43,446	WR Berkley Corp.	3,152,876	0.0
31,800	Zions Bancorp NA	1,563,288	0.0
		796,506,043	11.5
	Health Care: 15.6%
370,576	Abbott Laboratories	40,685,539	0.6
375,869	AbbVie, Inc.	60,744,189	0.9
62,920	Agilent Technologies, Inc.	9,415,978	0.1
15,440 (1)	Align Technology, Inc.	3,256,296	0.0
34,421	AmerisourceBergen Corp.	5,703,904	0.1
113,406	Amgen, Inc.	29,784,952	0.4
107,145	Baxter International, Inc.	5,461,181	0.1
60,615	Becton Dickinson & Co.	15,414,395	0.2
30,606 (1)	Biogen, Inc.	8,475,414	0.1
4,576 (1)	Bio-Rad Laboratories, Inc.	1,924,162	0.0
33,362	Bio-Techne Corp.	2,765,043	0.0
304,420 (1)	Boston Scientific Corp.	14,085,513	0.2
451,890	Bristol-Myers Squibb Co.	32,513,486	0.5
55,713	Cardinal Health, Inc.	4,282,658	0.1
38,249 (1)	Catalent, Inc.	1,721,588	0.0
120,352 (1)	Centene Corp.	9,870,068	0.1
10,814 (1)	Charles River Laboratories International, Inc.	2,356,371	0.0
64,981	Cigna Corp.	21,530,805	0.3
10,488	Cooper Cos., Inc.	3,468,067	0.1
279,268	CVS Health Corp.	26,024,985	0.4
139,248	Danaher Corp.	36,959,204	0.5
11,681 (1)	DaVita, Inc.	872,220	0.0
45,677	Dentsply Sirona, Inc.	1,454,356	0.0
82,094 (1)	DexCom, Inc.	9,296,325	0.1
131,404 (1)	Edwards Lifesciences Corp.	9,804,052	0.1
50,760	Elevance Health, Inc.	26,038,357	0.4
167,618	Eli Lilly & Co.	61,321,369	0.9
266,574	Gilead Sciences, Inc.	22,885,378	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
45,066	HCA Healthcare, Inc.	$10,814,037	0.2
28,809 (1)	Henry Schein, Inc.	2,300,975	0.0
53,061 (1)	Hologic, Inc.	3,969,493	0.1
26,907	Humana, Inc.	13,781,496	0.2
17,602 (1)	Idexx Laboratories, Inc.	7,180,912	0.1
33,432 (1)	Illumina, Inc.	6,759,950	0.1
39,246 (1)	Incyte Corp., Ltd.	3,152,239	0.0
75,108 (1)	Intuitive Surgical, Inc.	19,929,908	0.3
39,477 (1)	IQVIA Holdings, Inc.	8,088,443	0.1
555,677	Johnson & Johnson	98,160,342	1.4
18,831	Laboratory Corp. of America Holdings	4,434,324	0.1
30,136	McKesson Corp.	11,304,616	0.2
282,495	Medtronic PLC	21,955,511	0.3
538,868	Merck & Co., Inc.	59,787,405	0.9
4,738 (1)	Mettler Toledo International, Inc.	6,848,542	0.1
70,221 (1)	Moderna, Inc.	12,613,096	0.2
12,412 (1)	Molina Healthcare, Inc.	4,098,691	0.1
54,062	Organon & Co.	1,509,952	0.0
26,827	PerkinElmer, Inc.	3,761,682	0.1
1,193,043	Pfizer, Inc.	61,131,523	0.9
24,205	Quest Diagnostics, Inc.	3,786,630	0.1
22,759 (1)	Regeneron Pharmaceuticals, Inc.	16,420,391	0.2
31,133	Resmed, Inc.	6,479,711	0.1
21,216	STERIS Public Ltd. Co.	3,918,383	0.1
71,583	Stryker Corp.	17,501,328	0.3
9,969	Teleflex, Inc.	2,488,561	0.0
83,357	Thermo Fisher Scientific, Inc.	45,903,866	0.7
198,585	UnitedHealth Group, Inc.	105,285,795	1.5
13,636	Universal Health Services, Inc.	1,921,176	0.0
54,557 (1)	Vertex Pharmaceuticals, Inc.	15,754,970	0.2
257,742	Viatris, Inc.	2,868,668	0.0
12,626 (1)	Waters Corp.	4,325,415	0.1
15,735	West Pharmaceutical Services, Inc.	3,703,232	0.1
44,602	Zimmer Biomet Holdings, Inc.	5,686,755	0.1
99,058	Zoetis, Inc.	14,516,950	0.2
		1,080,260,823	15.6
	Industrials: 8.5%
117,479	3M Co.	14,088,082	0.2
26,958 (1)	Alaska Air Group, Inc.	1,157,577	0.0
18,670	Allegion Public Ltd.	1,965,204	0.0
138,129 (1)	American Airlines Group, Inc.	1,757,001	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
48,810	Ametek, Inc.	$6,819,733	0.1
26,965	AO Smith Corp.	1,543,477	0.0
119,069 (1)	Boeing Co.	22,681,454	0.3
177,737	Carrier Global Corp.	7,331,651	0.1
110,607	Caterpillar, Inc.	26,497,013	0.4
25,018	CH Robinson Worldwide, Inc.	2,290,648	0.0
18,345	Cintas Corp.	8,284,969	0.1
91,078 (1)	Copart, Inc.	5,545,739	0.1
86,437 (1)	CoStar Group, Inc.	6,679,851	0.1
446,842	CSX Corp.	13,843,165	0.2
29,973	Cummins, Inc.	7,262,158	0.1
58,375	Deere & Co.	25,028,865	0.4
136,277 (1)	Delta Air Lines, Inc.	4,478,062	0.1
29,831	Dover Corp.	4,039,416	0.1
84,526	Eaton Corp. PLC	13,266,356	0.2
125,674	Emerson Electric Co.	12,072,244	0.2
26,024	Equifax, Inc.	5,058,025	0.1
33,822	Expeditors International Washington, Inc.	3,514,782	0.1
121,733	Fastenal Co.	5,760,406	0.1
50,882	FedEx Corp.	8,812,762	0.1
75,198	Fortive Corp.	4,831,471	0.1
13,466 (1)	Generac Holdings, Inc.	1,355,488	0.0
47,849	General Dynamics Corp.	11,871,815	0.2
232,233	General Electric Co.	19,458,803	0.3
142,894	Honeywell International, Inc.	30,622,184	0.4
78,257	Howmet Aerospace, Inc.	3,084,108	0.0
8,481	Huntington Ingalls Industries, Inc.	1,956,397	0.0
16,030	IDEX Corp.	3,660,130	0.1
59,413	Illinois Tool Works, Inc.	13,088,684	0.2
86,062	Ingersoll Rand, Inc.	4,496,740	0.1
27,121	Jacobs Solutions, Inc.	3,256,418	0.0
17,604	JB Hunt Transport Services, Inc.	3,069,433	0.0
146,375	Johnson Controls International plc	9,368,000	0.1
40,468	L3Harris Technologies, Inc.	8,425,842	0.1
29,052	Leidos Holdings, Inc.	3,055,980	0.0
49,574	Lockheed Martin Corp.	24,117,255	0.4
47,933	Masco Corp.	2,237,033	0.0
11,430	Nordson Corp.	2,717,140	0.0
49,206	Norfolk Southern Corp.	12,125,343	0.2
30,749	Northrop Grumman Corp.	16,776,962	0.2
19,255	Old Dominion Freight Line	5,464,184	0.1
88,540	Otis Worldwide Corp.	6,933,567	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
73,914	Paccar, Inc.	$7,315,269	0.1
27,291	Parker Hannifin Corp.	7,941,681	0.1
34,962	Pentair PLC	1,572,591	0.0
30,372	Quanta Services, Inc.	4,328,010	0.1
312,444	Raytheon Technologies Corp.	31,531,848	0.5
43,655	Republic Services, Inc.	5,631,058	0.1
23,060	Robert Half International, Inc.	1,702,520	0.0
24,409	Rockwell Automation, Inc.	6,287,026	0.1
49,194	Rollins, Inc.	1,797,549	0.0
11,297	Snap-On, Inc.	2,581,252	0.0
126,195 (1)	Southwest Airlines Co.	4,248,986	0.1
31,443	Stanley Black & Decker, Inc.	2,361,998	0.0
44,372	Textron, Inc.	3,141,538	0.0
48,949	Trane Technologies PLC	8,227,837	0.1
10,979	TransDigm Group, Inc.	6,912,927	0.1
130,669	Union Pacific Corp.	27,057,630	0.4
69,485 (1)	United Airlines Holdings, Inc.	2,619,585	0.0
155,115	United Parcel Service, Inc. - Class B	26,965,192	0.4
14,731 (1)	United Rentals, Inc.	5,235,692	0.1
33,238	Verisk Analytics, Inc.	5,863,848	0.1
79,390	Waste Management, Inc.	12,454,703	0.2
38,654	Westinghouse Air Brake Technologies Corp.	3,858,056	0.1
9,558	WW Grainger, Inc.	5,316,638	0.1
38,304	Xylem, Inc.	4,235,273	0.1
		590,940,324	8.5
	Information Technology: 25.3%
133,916	Accenture PLC	35,734,145	0.5
98,809 (1)	Adobe, Inc.	33,252,193	0.5
342,687 (1)	Advanced Micro Devices, Inc.	22,195,837	0.3
33,420 (1)	Akamai Technologies, Inc.	2,817,306	0.0
126,480	Amphenol Corp.	9,630,187	0.1
109,317	Analog Devices, Inc.	17,931,268	0.3
18,515 (1)	ANSYS, Inc.	4,473,039	0.1
3,178,215	Apple, Inc.	412,945,475	6.0
182,848	Applied Materials, Inc.	17,805,738	0.3
52,606 (1)	Arista Networks, Inc.	6,383,738	0.1
45,878 (1)	Autodesk, Inc.	8,573,222	0.1
88,167	Automatic Data Processing, Inc.	21,059,570	0.3
86,080	Broadcom, Inc.	48,129,910	0.7
25,006	Broadridge Financial Solutions, Inc. ADR	3,354,055	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
58,303 (1)	Cadence Design Systems, Inc.	$9,365,794	0.1
28,776	CDW Corp.	5,138,818	0.1
32,645 (1)	Ceridian HCM Holding, Inc.	2,094,177	0.0
872,674	Cisco Systems, Inc.	41,574,189	0.6
109,228	Cognizant Technology Solutions Corp.	6,246,749	0.1
161,790	Corning, Inc.	5,167,573	0.1
48,898 (1)	DXC Technology Co.	1,295,797	0.0
28,889 (1)	Enphase Energy, Inc.	7,654,429	0.1
12,224 (1)	EPAM Systems, Inc.	4,006,294	0.1
12,723 (1)	F5, Inc.	1,825,878	0.0
126,116	Fidelity National Information Services, Inc.	8,556,971	0.1
21,072 (1)	First Solar, Inc.	3,156,375	0.1
134,968 (1)	Fiserv, Inc.	13,641,216	0.2
15,675 (1)	FleetCor Technologies, Inc.	2,879,184	0.0
137,815 (1)	Fortinet, Inc.	6,737,775	0.1
16,796 (1)	Gartner, Inc.	5,645,807	0.1
123,210	Gen Digital, Inc.	2,640,390	0.0
57,470	Global Payments, Inc.	5,707,920	0.1
273,473	Hewlett Packard Enterprise Co.	4,364,629	0.1
188,144	HP, Inc.	5,055,429	0.1
877,144	Intel Corp.	23,182,916	0.3
192,161	International Business Machines Corp.	27,073,563	0.4
59,908	Intuit, Inc.	23,317,392	0.3
15,504	Jack Henry & Associates, Inc.	2,721,882	0.0
68,980	Juniper Networks, Inc.	2,204,601	0.0
38,001 (1)	Keysight Technologies, Inc.	6,500,831	0.1
30,120	KLA Corp.	11,356,144	0.2
28,986	Lam Research Corp.	12,182,816	0.2
180,420	Mastercard, Inc. - Class A	62,737,447	0.9
116,898	Microchip Technology, Inc.	8,212,084	0.1
231,065	Micron Technology, Inc.	11,548,629	0.2
1,584,359	Microsoft Corp.	379,960,975	5.5
9,478	Monolithic Power Systems, Inc.	3,351,516	0.1
35,537	Motorola Solutions, Inc.	9,158,240	0.1
46,199	NetApp, Inc.	2,774,712	0.0
529,220	Nvidia Corp.	77,340,211	1.1
55,076	NXP Semiconductor NV - NXPI - US	8,703,660	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
91,907 (1)	ON Semiconductor Corp.	$5,732,240	0.1
326,631	Oracle Corp.	26,698,818	0.4
68,173	Paychex, Inc.	7,878,072	0.1
10,331 (1)	Paycom Software, Inc.	3,205,813	0.1
242,299 (1)	PayPal Holdings, Inc.	17,256,535	0.3
22,469 (1)	PTC, Inc.	2,697,179	0.0
21,549 (1)	Qorvo, Inc.	1,953,201	0.0
238,255	Qualcomm, Inc.	26,193,755	0.4
22,540	Roper Technologies, Inc.	9,739,309	0.1
212,538 (1)	Salesforce, Inc.	28,180,413	0.4
40,808	Seagate Technology Holdings PLC	2,146,909	0.0
42,933 (1)	ServiceNow, Inc.	16,669,596	0.2
34,101	Skyworks Solutions, Inc.	3,107,624	0.0
11,880 (1)	SolarEdge Technologies, Inc.	3,365,248	0.1
32,499 (1)	Synopsys, Inc.	10,376,606	0.2
67,604	TE Connectivity Ltd.	7,760,939	0.1
9,962 (1)	Teledyne Technologies, Inc.	3,983,903	0.1
33,104	Teradyne, Inc.	2,891,634	0.0
192,894	Texas Instruments, Inc.	31,869,947	0.5
52,417 (1)	Trimble, Inc.	2,650,204	0.0
8,850 (1)	Tyler Technologies, Inc.	2,853,328	0.0
19,603 (1)	VeriSign, Inc.	4,027,240	0.1
347,503	Visa, Inc. - Class A	72,197,223	1.0
67,513 (1)	Western Digital Corp.	2,130,035	0.0
10,973 (1)	Zebra Technologies Corp.	2,813,587	0.0
		1,757,748,054	25.3
	Materials: 2.7%
47,141	Air Products & Chemicals, Inc.	14,531,685	0.2
24,899	Albemarle Corp.	5,399,597	0.1
316,473	Amcor PLC	3,769,193	0.1
17,209	Avery Dennison Corp.	3,114,829	0.0
66,720	Ball Corp.	3,412,061	0.1
21,201	Celanese Corp. - Series A	2,167,590	0.0
41,698	CF Industries Holdings, Inc.	3,552,670	0.1
151,857	Corteva, Inc.	8,926,154	0.1
149,576	Dow, Inc.	7,537,135	0.1
105,587	DuPont de Nemours, Inc.	7,246,436	0.1
25,502	Eastman Chemical Co.	2,076,883	0.0
52,667	Ecolab, Inc.	7,666,208	0.1
26,773	FMC Corp.	3,341,270	0.0
303,786	Freeport-McMoRan, Inc.	11,543,868	0.2
54,189	International Flavors & Fragrances, Inc.	5,681,175	0.1
75,593	International Paper Co.	2,617,786	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
105,075	Linde PLC	$34,273,363	0.5
53,982	LyondellBasell Industries NV - Class A	4,482,125	0.1
13,197	Martin Marietta Materials, Inc.	4,460,190	0.1
72,365	Mosaic Co.	3,174,653	0.0
168,700	Newmont Corp.	7,962,640	0.1
54,525	Nucor Corp.	7,186,940	0.1
19,667	Packaging Corp. of America	2,515,606	0.0
49,952	PPG Industries, Inc.	6,280,964	0.1
30,745	Sealed Air Corp.	1,533,561	0.0
50,121	Sherwin-Williams Co.	11,895,217	0.2
35,431	Steel Dynamics, Inc.	3,461,609	0.1
28,248	Vulcan Materials Co.	4,946,507	0.1
54,048	WestRock Co.	1,900,328	0.0
		186,658,243	2.7
	Real Estate: 2.7%
31,736	Alexandria Real Estate Equities, Inc.	4,622,983	0.1
98,959	American Tower Corp.	20,965,454	0.3
29,733	AvalonBay Communities, Inc.	4,802,474	0.1
30,318	Boston Properties, Inc.	2,048,890	0.0
22,641	Camden Property Trust	2,533,075	0.0
67,151 (1)	CBRE Group, Inc.	5,167,941	0.1
92,039	Crown Castle, Inc.	12,484,170	0.2
61,109	Digital Realty Trust, Inc.	6,127,399	0.1
19,668	Equinix, Inc.	12,883,130	0.2
72,290	Equity Residential	4,265,110	0.1
13,763	Essex Property Trust, Inc.	2,916,655	0.0
28,464	Extra Space Storage, Inc.	4,189,332	0.1
15,534	Federal Realty Investment Trust	1,569,555	0.0
114,248	Healthpeak Properties, Inc.	2,864,197	0.0
151,971	Host Hotels & Resorts, Inc.	2,439,135	0.0
123,450	Invitation Homes, Inc.	3,659,058	0.1
61,788	Iron Mountain, Inc.	3,080,132	0.1
131,446	Kimco Realty Corp.	2,784,026	0.0
24,543	Mid-America Apartment Communities, Inc.	3,853,006	0.1
196,189	ProLogis, Inc.	22,116,386	0.3
33,597	Public Storage, Inc.	9,413,543	0.1
133,294	Realty Income Corp.	8,454,838	0.1
32,733	Regency Centers Corp.	2,045,813	0.0
22,947	SBA Communications Corp.	6,432,274	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
69,488	Simon Property Group, Inc.	$8,163,450	0.1
65,039	UDR, Inc.	2,518,960	0.0
84,955	Ventas, Inc.	3,827,223	0.1
204,695	VICI Properties, Inc.	6,632,118	0.1
34,238	Vornado Realty Trust	712,493	0.0
100,429	Welltower, Inc.	6,583,121	0.1
156,410	Weyerhaeuser Co.	4,848,710	0.1
		185,004,651	2.7
	Utilities: 3.1%
141,965	AES Corp.	4,082,913	0.1
53,352	Alliant Energy Corp.	2,945,564	0.0
54,946	Ameren Corp.	4,885,798	0.1
109,216	American Electric Power Co., Inc.	10,370,059	0.1
38,645	American Water Works Co., Inc.	5,890,271	0.1
29,732	Atmos Energy Corp.	3,332,065	0.0
133,800	Centerpoint Energy, Inc.	4,012,662	0.1
61,690	CMS Energy Corp.	3,906,828	0.1
75,422	Consolidated Edison, Inc.	7,188,471	0.1
69,504	Constellation Energy Corp.	5,991,940	0.1
177,103	Dominion Energy, Inc.	10,859,956	0.2
41,178	DTE Energy Co.	4,839,650	0.1
163,668	Duke Energy Corp.	16,856,167	0.2
81,163	Edison International	5,163,590	0.1
43,248	Entergy Corp.	4,865,400	0.1
48,785	Evergy, Inc.	3,070,040	0.0
74,028	Eversource Energy	6,206,508	0.1
211,208	Exelon Corp.	9,130,522	0.1
115,443	FirstEnergy Corp.	4,841,679	0.1
422,348	NextEra Energy, Inc.	35,308,293	0.5
86,319	NiSource, Inc.	2,366,867	0.0
48,862	NRG Energy, Inc.	1,554,789	0.0
342,194 (1)	PG&E Corp.	5,564,075	0.1
24,047	Pinnacle West Capital Corp.	1,828,534	0.0
156,496	PPL Corp.	4,572,813	0.1
106,046	Public Service Enterprise Group, Inc.	6,497,438	0.1
66,808	Sempra Energy	10,324,508	0.1
231,384	Southern Co.	16,523,132	0.2
67,042	WEC Energy Group, Inc.	6,285,858	0.1
116,311	Xcel Energy, Inc.	8,154,564	0.1
		217,420,954	3.1
	Total Common Stock (Cost $4,540,158,039)	6,829,460,741	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 0.1%
1,182,769 (3)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,183,326, collateralized by various U.S. Government Agency Obligations, 1.500%- 6.500%, Market Value plus accrued interest $1,206,424, due 05/01/37-05/01/58)	$1,182,769	0.0
350,050 (3)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $350,213, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $357,051, due 04/11/23-10/31/29)	350,050	0.0
1,182,769 (3)	Daiwa Capital Markets, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,183,326, collateralized by various U.S. Government Agency Obligations, 1.500%- 6.000%, Market Value plus accrued interest $1,206,424, due 08/01/23-01/01/53)	1,182,769	0.0
1,182,769 (3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,183,332, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,206,424, due 01/03/23-09/09/49)	1,182,769	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,182,769 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,183,326, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.000%, Market Value plus accrued interest $1,206,424, due 09/01/ 24-10/20/52)	$1,182,769	0.1
	Total Repurchase Agreements (Cost $5,081,126)	5,081,126	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
94,687,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $94,687,000)	94,687,000	1.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $99,768,126)	$99,768,126	1.4
Total Investments in Securities (Cost $4,639,926,165)	$6,929,228,867	99.9
Assets in Excess of Other Liabilities	8,038,692	0.1
Net Assets	$6,937,267,559	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$6,829,460,741	$—	$—	$6,829,460,741
Short-Term Investments	94,687,000	5,081,126	—	99,768,126
Total Investments, at fair value	$6,924,147,741	$5,081,126	$—	$6,929,228,867
Liabilities Table
Other Financial Instruments+
Futures	(4,326,446)	—	—	(4,326,446)
Total Liabilities	$(4,326,446)	$—	$—	$(4,326,446)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500®E-Mini	556	03/17/23	$107,335,800	$(4,326,446)
			$107,335,800	$(4,326,446)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Location on Statement
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$4,326,446
$4,326,446

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(18,753,055)
Total	$(18,753,055)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,093,072)
Total	$(7,093,072)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,658,242,728.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,557,007,269
Gross Unrealized Depreciation	(290,347,576)
Net Unrealized Appreciation	$2,266,659,693
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® CBRE Real Estate Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Diversified REITs: 1.6%
196,749	Broadstone Net Lease, Inc.	$3,189,301	1.6

	Health Care REITs: 3.8%
166,136	Ventas, Inc.	7,484,427	3.8

	Hotel & Resort REITs: 4.9%
236,183	DiamondRock Hospitality Co.	1,934,339	1.0
245,908	Park Hotels & Resorts, Inc.	2,899,255	1.5
280,030	Sunstone Hotel Investors, Inc.	2,705,090	1.4
153,665	Xenia Hotels & Resorts, Inc.	2,025,305	1.0
		9,563,989	4.9
	Hotels, Resorts & Cruise Lines: 0.5%
7,787	Hilton Worldwide Holdings, Inc.	983,965	0.5

	Industrial REITs: 17.8%
96,564	Americold Realty Trust, Inc.	2,733,727	1.4
198,895	ProLogis, Inc.	22,421,433	11.3
89,888	Rexford Industrial Realty, Inc.	4,911,480	2.5
158,492	STAG Industrial, Inc.	5,120,877	2.6
		35,187,517	17.8
	Office REITs: 6.9%
61,724	Alexandria Real Estate Equities, Inc.	8,991,335	4.6
130,964	Hudson Pacific Properties, Inc.	1,274,280	0.6
221,435	Piedmont Office Realty Trust, Inc.	2,030,559	1.0
85,858 (1)	Veris Residential, Inc.	1,367,718	0.7
		13,663,892	6.9
	Real Estate Operating Companies: 1.2%
306,649 (2)	Tricon Residential, Inc.	2,364,264	1.2

	Residential REITs: 18.3%
100,795	Apartment Income REIT Corp.	3,458,276	1.7
22,669	AvalonBay Communities, Inc.	3,661,497	1.9
49,163	Camden Property Trust	5,500,356	2.8
26,790	Essex Property Trust, Inc.	5,677,337	2.9
127,181	Independence Realty Trust, Inc.	2,144,272	1.1
245,352	Invitation Homes, Inc.	7,272,233	3.7
31,102	NexPoint Residential Trust, Inc.	1,353,559	0.7
48,967	Sun Communities, Inc.	7,002,281	3.5
		36,069,811	18.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Retail REITs: 15.7%
189,576	Kite Realty Group Trust	$3,990,575	2.0
159,790	NETSTREIT Corp.	2,928,951	1.5
58,539	Regency Centers Corp.	3,658,687	1.9
158,345	Retail Opportunity Investments Corp.	2,379,925	1.2
88,282	Simon Property Group, Inc.	10,371,369	5.3
132,633	Spirit Realty Capital, Inc.	5,296,036	2.7
159,946	Urban Edge Properties	2,253,639	1.1
		30,879,182	15.7
	Specialized REITs: 28.2%
236,383	CubeSmart	9,514,416	4.8
69,432	Digital Realty Trust, Inc.	6,961,947	3.5
23,316	Equinix, Inc.	15,272,679	7.8
40,057	Extra Space Storage, Inc.	5,895,589	3.0
115,028	Four Corners Property Trust, Inc.	2,982,676	1.5
78,829	Iron Mountain, Inc.	3,929,626	2.0
96,955	Life Storage, Inc.	9,550,068	4.8
46,016	VICI Properties, Inc.	1,490,918	0.8
		55,597,919	28.2
	Total Common Stock (Cost $216,933,999)	194,984,267	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Repurchase Agreements: 1.1%
201,100 (3)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $201,194, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $205,122, due 04/11/23-10/31/29)	201,100	0.1
1,000,000 (3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® CBRE Real Estate Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	$1,000,000	0.5
	Total Repurchase Agreements (Cost $2,201,100)	2,201,100	1.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
1,032,380 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $1,032,380)	$1,032,380	0.5
	Total Short-Term Investments
	(Cost $3,233,480)	3,233,480	1.6
	Total Investments in Securities (Cost $220,167,479)	$198,217,747	100.5
	Liabilities in Excess of Other Assets	(923,225)	(0.5)
	Net Assets	$197,294,522	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$194,984,267	$—	$—	$194,984,267
Short-Term Investments	1,032,380	2,201,100	—	3,233,480
Total Investments, at fair value	$196,016,647	$2,201,100	$—	$198,217,747

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $222,552,681.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$7,244,594
Gross Unrealized Depreciation	(31,579,525)
Net Unrealized Depreciation	$(24,334,931)
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Communication Services: 1.0%
25,700	(1)	Bandwidth, Inc.	$589,815	0.1
7,500	(1)	Bumble, Inc.	157,875	0.0
26,900	(1)	EchoStar Corp.	448,692	0.1
13,200	(1)	Gogo, Inc.	194,832	0.0
18,100		Gray Television, Inc.	202,539	0.1
11,000	(1)	IDT Corp.	309,870	0.1
11,000	(1)	Imax Corp.	161,260	0.0
68,833	(1)	Liberty Latin America Ltd.	523,131	0.1
25,600	(1)	Liberty Latin America Ltd. - Class A	192,768	0.0
49,900	(1)	Lions Gate Entertainment Corp. - Class A	284,929	0.1
39,000	(1)	Ooma, Inc.	531,180	0.1
7,400		Shutterstock, Inc.	390,128	0.1
14,700	(1)	Thryv Holdings, Inc.	279,300	0.1
18,600	(1)	Yelp, Inc.	508,524	0.1
			4,774,843	1.0
		Consumer Discretionary: 10.2%
37,300	(1)	2U, Inc.	233,871	0.1
3,850		Aaron’s Co., Inc./The	46,008	0.0
14,000		Academy Sports & Outdoors, Inc.	735,560	0.2
44,805		Acushnet Holdings Corp.	1,902,420	0.4
43,900	(1)	American Axle & Manufacturing Holdings, Inc.	343,298	0.1
28,000		Bloomin Brands, Inc.	563,360	0.1
8,000		Bluegreen Vacations Holding Corp.	199,680	0.0
3,900		Boyd Gaming Corp.	212,667	0.0
39,304	(1)	Bright Horizons Family Solutions, Inc.	2,480,082	0.5
1,900	(1)	Brinker International, Inc.	60,629	0.0
42,328		Brunswick Corp.	3,051,002	0.7
22,522		Carter’s, Inc.	1,680,366	0.4
73,700	(1)	Chegg, Inc.	1,862,399	0.4
13,200	(1)	CROCS, Inc.	1,431,276	0.3
5,900	(1)	Deckers Outdoor Corp.	2,355,044	0.5
3,300	(2)	Dillards, Inc.	1,066,560	0.2
14,100		Dine Brands Global, Inc.	910,860	0.2
31,900	(1)	Everi Holdings, Inc.	457,765	0.1
2,200	(1)	Genesco, Inc.	101,244	0.0
3,300	(1)	G-III Apparel Group Ltd.	45,243	0.0
33,649	(1)	Goodyear Tire & Rubber Co.	341,537	0.1
7,300	(1)	Helen of Troy Ltd.	809,643	0.2
9,000		Hibbett, Inc.	613,980	0.1
13,800	(1)	Hilton Grand Vacations, Inc.	531,852	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary (continued)
22,335		LCI Industries	$2,064,871	0.5
98,094	(1)	Leslie’s, Inc.	1,197,728	0.3
19,447		Lifetime Brands, Inc.	147,603	0.0
5,300		Marriott Vacations Worldwide Corp.	713,327	0.2
3,200	(1)	Meritage Homes Corp.	295,040	0.1
20,540	(1)	Monarch Casino & Resort, Inc.	1,579,321	0.3
41,228	(1)	National Vision Holdings, Inc.	1,597,997	0.4
3,496	(1)	ODP Corp./The	159,208	0.0
2,500	(1)	Overstock.com, Inc.	48,400	0.0
5,650		Patrick Industries, Inc.	342,390	0.1
38,052	(1)	Planet Fitness, Inc.	2,998,498	0.7
9,500	(1)(2)	PLBY Group, Inc.	26,125	0.0
2,200		RCI Hospitality Holdings, Inc.	205,018	0.0
30,500		Rent-A-Center, Inc.	687,775	0.2
29,600	(1)	SeaWorld Entertainment, Inc.	1,583,896	0.3
14,600		Signet Jewelers Ltd.	992,800	0.2
129,800	(1)	Sonos, Inc.	2,193,620	0.5
46,694	(1)	Taylor Morrison Home Corp.	1,417,163	0.3
17,778	(2)	Thor Industries, Inc.	1,342,061	0.3
35,600	(1)	Tri Pointe Homes, Inc.	661,804	0.1
6,800	(1)	Tupperware Brands Corp.	28,152	0.0
131,497		Wendy’s Company	2,975,777	0.7
7,600	(1)	WW International, Inc.	29,336	0.0
34,285	(1)(2)	Xometry, Inc.	1,105,006	0.2
10,200	(1)	Zumiez, Inc.	221,748	0.1
			46,651,010	10.2
		Consumer Staples: 5.5%
10,800		Andersons, Inc.	377,892	0.1
59,271	(1)	BJ’s Wholesale Club Holdings, Inc.	3,921,369	0.9
9,567		Casey’s General Stores, Inc.	2,146,356	0.5
30,400	(1)	Central Garden & Pet Co. - Class A - CENTA	1,088,320	0.2
600		Coca-Cola Consolidated, Inc.	307,416	0.1
13,600	(1)	Darling Ingredients, Inc.	851,224	0.2
22,300		Edgewell Personal Care Co.	859,442	0.2
19,500	(1)	elf Beauty, Inc.	1,078,350	0.2
20,536	(1)	Freshpet, Inc.	1,083,685	0.2
70,300	(1)(2)	Herbalife Nutrition Ltd.	1,046,064	0.2
8,900		Medifast, Inc.	1,026,615	0.2

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples (continued)
10,100		Nu Skin Enterprises, Inc.	$425,816	0.1
58,762	(1)	Performance Food Group Co.	3,431,113	0.7
244,483		Primo Water Corp.	3,799,266	0.8
33,300		SpartanNash Co.	1,006,992	0.2
20,900	(1)	Sprouts Farmers Market, Inc.	676,533	0.2
132,836		Utz Brands, Inc.	2,106,779	0.5
			25,233,232	5.5
		Energy: 2.9%
4,550	(2)	Arch Resources, Inc.	649,694	0.1
6,475		Berry Corp.	51,800	0.0
32,000		ChampionX Corp.	927,680	0.2
2,700		Chord Energy Corp.	369,387	0.1
10,900	(1)	CNX Resources Corp.	183,556	0.0
3,200		CONSOL Energy, Inc.	208,000	0.1
9,800		CVR Energy, Inc.	307,132	0.1
5,520		Delek US Holdings, Inc.	149,040	0.0
18,100	(1)	Green Plains, Inc.	552,050	0.1
43,900		Liberty Energy, Inc.	702,839	0.2
25,800		Magnolia Oil & Gas Corp.	605,010	0.1
21,000		Matador Resources Co.	1,202,040	0.3
9,900		Murphy Oil Corp.	425,799	0.1
70,800	(1)	NexTier Oilfield Solutions, Inc.	654,192	0.1
31,055		Ovintiv, Inc.	1,574,799	0.3
35,500		Patterson-UTI Energy, Inc.	597,820	0.1
11,100		PBF Energy, Inc.	452,658	0.1
16,100		PDC Energy, Inc.	1,022,028	0.2
9,500	(1)	Peabody Energy Corp.	250,990	0.1
4,500	(1)	REX American Resources Corp.	143,370	0.0
30,600		Select Energy Services, Inc.	282,744	0.1
22,700		SM Energy Co.	790,641	0.2
23,800		Solaris Oilfield Infrastructure, Inc.	236,334	0.1
95,350	(1)	Southwestern Energy Co.	557,798	0.1
9,500	(1)	Weatherford International PLC	483,740	0.1
			13,381,141	2.9
		Financials: 17.0%
8,600		American Equity Investment Life Holding Co.	392,332	0.1
6,582		Ameris Bancorp.	310,276	0.1
13,500		Arbor Realty Trust, Inc.	178,065	0.0
42,100		Ares Commercial Real Estate Corp.	433,209	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
68,924	(1)	AssetMark Financial Holdings, Inc.	$1,585,252	0.4
3,800		Atlantic Union Bankshares Corp.	133,532	0.0
7,800	(1)	Axos Financial, Inc.	298,116	0.1
5,000		Banc of California, Inc.	79,650	0.0
5,600	(1)	Bancorp, Inc.	158,928	0.0
22,400		Bank of NT Butterfield & Son Ltd.	667,744	0.2
65,122		BankUnited, Inc.	2,212,194	0.5
38,500		Blackstone Mortgage Trust, Inc.	815,045	0.2
29,900	(1)	Blucora, Inc.	763,347	0.2
7,500		Bread Financial Holdings, Inc.	282,450	0.1
9,500	(1)	BRP Group, Inc.	238,830	0.1
8,671		Business First Bancshares, Inc.	191,976	0.0
16,000		Byline Bancorp, Inc.	367,520	0.1
3,900		Cadence Bank	96,174	0.0
2,000		Capital Bancorp, Inc.	47,080	0.0
8,700		Capital City Bank Group, Inc.	282,750	0.1
14,700		Capstar Financial Holdings, Inc.	259,602	0.1
1,300		Cathay General Bancorp.	53,027	0.0
2,400		Central Pacific Financial Corp.	48,672	0.0
3,800	(1)	Coastal Financial Corp./ WA	180,576	0.0
10,700		Columbia Banking System, Inc.	322,391	0.1
25,575		Commerce Bancshares, Inc.	1,740,890	0.4
37,700		ConnectOne Bancorp, Inc.	912,717	0.2
2,900		Cowen, Inc.	111,998	0.0
16,874		Cullen/Frost Bankers, Inc.	2,256,054	0.5
11,600	(1)	Customers Bancorp, Inc.	328,744	0.1
33,800		CVB Financial Corp.	870,350	0.2
2,700		Dime Community Bancshares, Inc.	85,941	0.0
27,300	(1)	Donnelley Financial Solutions, Inc.	1,055,145	0.2
48,500		Dynex Capital, Inc.	616,920	0.1
24,600		Eastern Bankshares, Inc.	424,350	0.1
5,700		Ellington Financial, Inc.	70,509	0.0
2,300		Employers Holdings, Inc.	99,199	0.0
15,000	(1)	Encore Capital Group, Inc.	719,100	0.2

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
11,600	(1)	Enova International, Inc.	$445,092	0.1
2,792		Enterprise Financial Services Corp.	136,696	0.0
23,300		Essent Group Ltd.	905,904	0.2
23,718		Evercore, Inc.	2,587,159	0.6
2,700		FB Financial Corp.	97,578	0.0
8,600		Financial Institutions, Inc.	209,496	0.1
65,100		First BanCorp. Puerto Rico	828,072	0.2
600		First BanCorp. Southern Pines NC	25,704	0.0
2,100		First Bancshares, Inc./The	67,221	0.0
2,300		First Bank/Hamilton NJ	31,648	0.0
117		First Citizens BancShares, Inc.	88,728	0.0
15,200		First Commonwealth Financial Corp.	212,344	0.1
89,689		First Financial Bancorp.	2,173,164	0.5
3,900		First Financial Corp.	179,712	0.0
9,000		First Foundation, Inc.	128,970	0.0
79,894		First Hawaiian, Inc.	2,080,440	0.5
4,540		First Horizon Corp.	111,230	0.0
52,380		First Interstate Bancsystem, Inc.	2,024,487	0.4
5,000		First Merchants Corp.	205,550	0.0
900	(1)	First Western Financial, Inc.	25,335	0.0
8,100		FNB Corp.	105,705	0.0
86,575	(1)	Focus Financial Partners, Inc.	3,226,650	0.7
3,900		Glacier Bancorp., Inc.	192,738	0.0
4,700	(1)	Green Dot Corp.	74,354	0.0
13,000		Hancock Whitney Corp.	629,070	0.1
1,600		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	46,368	0.0
6,500		HBT Financial, Inc.	127,205	0.0
23,300		Heritage Commerce Corp.	302,900	0.1
5,300		Home Bancshares, Inc./Conway AR	120,787	0.0
4,700		HomeTrust Bancshares, Inc.	113,599	0.0
3,800		Houlihan Lokey, Inc.	331,208	0.1
4,400		Jackson Financial, Inc.	153,076	0.0
3,900		James River Group Holdings Ltd.	81,549	0.0
15,500		Kearny Financial Corp./MD	157,325	0.0
8,929		Kinsale Capital Group, Inc.	2,335,112	0.5
31,600	(2)	KKR Real Estate Finance Trust, Inc.	441,136	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
41,200		Ladder Capital Corp.	$413,648	0.1
9,200	(1)	LendingClub Corp.	80,960	0.0
2,337		Luther Burbank Corp.	25,964	0.0
1,400		Mercantile Bank Corp.	46,872	0.0
5,300		Merchants Bancorp/IN	128,896	0.0
1,100	(1)	Metropolitan Bank Holding Corp.	64,537	0.0
1,800		Mid Penn Bancorp, Inc.	53,946	0.0
58,477		Moelis & Co.	2,243,763	0.5
11,826		Morningstar, Inc.	2,561,393	0.6
3,950	(1)	Mr Cooper Group, Inc.	158,514	0.0
700		MVB Financial Corp.	15,414	0.0
5,000		National Bank Holdings Corp.	210,350	0.1
20,100	(1)	NMI Holdings, Inc.	420,090	0.1
85,500		OceanFirst Financial Corp.	1,816,875	0.4
33,600		OFG Bancorp	926,016	0.2
47,300		Old National Bancorp.	850,454	0.2
28,900		Old Second Bancorp, Inc.	463,556	0.1
4,850		Origin Bancorp, Inc.	177,995	0.0
8,700		Peapack-Gladstone Financial Corp.	323,814	0.1
2,700		PennyMac Financial Services, Inc.	152,982	0.0
2,700		Peoples Bancorp., Inc.	76,275	0.0
5,800		Pinnacle Financial Partners, Inc.	425,720	0.1
900		Piper Sandler Cos	117,171	0.0
12,650		PJT Partners, Inc.	932,179	0.2
23,900		Popular, Inc.	1,585,048	0.4
8,400		QCR Holdings, Inc.	416,976	0.1
39,500		Radian Group, Inc.	753,265	0.2
9,300		Redwood Trust, Inc.	62,868	0.0
1,200		Republic Bancorp., Inc.	49,104	0.0
27,319		RLI Corp.	3,586,165	0.8
31,229		ServisFirst Bancshares, Inc.	2,151,990	0.5
1,800		Sierra Bancorp.	38,232	0.0
17,324		Signature Bank	1,996,071	0.4
10,100		SmartFinancial, Inc.	277,750	0.1
1,000		South Plains Financial, Inc.	27,530	0.0
16,050		SouthState Corp.	1,225,578	0.3
95,710		StepStone Group, Inc.	2,409,978	0.5
11,600		Stewart Information Services Corp.	495,668	0.1
3,850		Stifel Financial Corp.	224,725	0.1
4,000	(1)	StoneX Group, Inc.	381,200	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
5,300		TPG RE Finance Trust, Inc.	$35,987	0.0
7,100		Trico Bancshares	362,029	0.1
35,000		Veritex Holdings, Inc.	982,800	0.2
5,700		Victory Capital Holdings, Inc.	152,931	0.0
775		Virtus Investment Partners, Inc.	148,366	0.0
1,700		Walker & Dunlop, Inc.	133,416	0.0
6,000		Washington Federal, Inc.	201,300	0.0
1,300		Waterstone Financial, Inc.	22,412	0.0
51,264		Western Alliance Bancorp.	3,053,284	0.7
44,928		Wintrust Financial Corp.	3,797,315	0.8
4,600		Zions Bancorp NA	226,136	0.1
			78,179,475	17.0
		Health Care: 14.2%
39,806	(1)	2seventy bio, Inc.	372,982	0.1
38,000	(1)	Aclaris Therapeutics, Inc.	598,500	0.1
71,300	(1)	AdaptHealth Corp.	1,370,386	0.3
4,600	(1)	Adaptive Biotechnologies Corp.	35,144	0.0
136,254	(1)(2)	Agiliti, Inc.	2,222,303	0.5
13,100	(1)	Alector, Inc.	120,913	0.0
12,500	(1)(2)	Allogene Therapeutics, Inc.	78,625	0.0
36,900	(1)	Allscripts Healthcare Solutions, Inc.	650,916	0.1
76,900	(1)	Alphatec Holdings, Inc.	949,715	0.2
121,200	(1)	Amicus Therapeutics, Inc.	1,479,852	0.3
34,100	(1)	AnaptysBio, Inc.	1,056,759	0.2
9,600	(1)	Apellis Pharmaceuticals, Inc.	496,416	0.1
13,800	(1)	Arrowhead Pharmaceuticals, Inc.	559,728	0.1
14,900	(1)	Arvinas, Inc.	509,729	0.1
2,600	(1)	Atara Biotherapeutics, Inc.	8,528	0.0
32,600	(1)	Axonics, Inc.	2,038,478	0.4
23,600	(1)(2)	Axsome Therapeutics, Inc.	1,820,268	0.4
31,757		Azenta, Inc.	1,848,893	0.4
8,900	(1)(2)	Beam Therapeutics, Inc.	348,079	0.1
1,250	(1)	Biohaven Ltd.	17,350	0.0
1,220	(1)	Bluebird Bio, Inc.	8,442	0.0
5,700	(1)	Blueprint Medicines Corp.	249,717	0.1
6,700	(1)	Bridgebio Pharma, Inc.	51,054	0.0
7,100	(1)	Cara Therapeutics, Inc.	76,254	0.0
18,800	(1)	CareDx, Inc.	214,508	0.0
55,300	(1)	Catalyst Pharmaceuticals, Inc.	1,028,580	0.2
93,392	(1)	Certara, Inc.	1,500,809	0.3
5,425		Chemed Corp.	2,769,083	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
16,860	(1)	Chinook Therapeutics, Inc.	$441,732	0.1
17,000	(1)	Coherus Biosciences, Inc.	134,640	0.0
37,351	(1)	CTI BioPharma Corp.	224,480	0.0
6,200	(1)(2)	Cutera, Inc.	274,164	0.1
22,526	(1)(2)	Decibel Therapeutics, Inc.	46,178	0.0
105,553	(1)	Definitive Healthcare Corp.	1,160,027	0.3
12,800	(1)	Enanta Pharmaceuticals, Inc.	595,456	0.1
58,906		Encompass Health Corp.	3,523,168	0.8
59,000	(1)	Envista Holdings Corp.	1,986,530	0.4
33,100	(1)	Fate Therapeutics, Inc.	333,979	0.1
8,700	(1)(2)	Fulgent Genetics, Inc.	259,086	0.1
99,400	(1)	Health Catalyst, Inc.	1,056,622	0.2
58,790	(1)	HealthEquity, Inc.	3,623,816	0.8
3,400	(1)	Heska Corp.	211,344	0.0
17,729	(1)	ICU Medical, Inc.	2,791,963	0.6
7,800	(1)	Inari Medical, Inc.	495,768	0.1
1,900	(1)	Inogen, Inc.	37,449	0.0
11,450	(1)	Inspire Medical Systems, Inc.	2,884,026	0.6
11,100	(1)	Intellia Therapeutics, Inc.	387,279	0.1
52,000	(1)	Invivyd, Inc.	78,000	0.0
5,900	(1)	iRhythm Technologies, Inc.	552,653	0.1
14,000	(1)	Joint Corp./The	195,720	0.0
10,300	(1)	Jounce Therapeutics, Inc.	11,433	0.0
17,800	(1)	Kronos Bio, Inc.	28,836	0.0
46,200	(1)	Kura Oncology, Inc.	573,342	0.1
17,300	(1)	Kymera Therapeutics, Inc.	431,808	0.1
8,700	(1)	MeiraGTx Holdings plc	56,724	0.0
5,600	(1)	ModivCare, Inc.	502,488	0.1
6,100	(1)	Natera, Inc.	245,037	0.1
4,000		National Healthcare Corp.	238,000	0.1
82,157	(1)	Neogen Corp.	1,251,251	0.3
42,500	(1)	NeoGenomics, Inc.	392,700	0.1
17,400	(1)	NGM Biopharmaceuticals, Inc.	87,348	0.0
6,100	(1)	Omnicell, Inc.	307,562	0.1
13,500	(1)	OptimizeRx Corp.	226,800	0.1
35,900	(1)	Option Care Health, Inc.	1,080,231	0.2
21,400	(1)	Orthofix Medical, Inc.	439,342	0.1
4,200	(1)	Outset Medical, Inc.	108,444	0.0
4,600		Phibro Animal Health Corp.	61,686	0.0
35,200	(1)	PMV Pharmaceuticals, Inc.	306,240	0.1
75,274	(1)	Progyny, Inc.	2,344,785	0.5
3,300	(1)	Prothena Corp. PLC	198,825	0.0
9,900	(1)	PTC Therapeutics, Inc.	377,883	0.1
8,000	(1)	Quanterix Corp.	110,800	0.0
24,319	(1)	QuidelOrtho Corp.	2,083,409	0.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
42,200	(1)	Relay Therapeutics, Inc.	$630,468	0.1
59,800	(1)	Revance Therapeutics, Inc.	1,103,908	0.2
30,300	(1)	REVOLUTION Medicines, Inc.	721,746	0.2
5,700	(1)	Sage Therapeutics, Inc.	217,398	0.0
5,400	(1)	Sarepta Therapeutics, Inc.	699,732	0.2
13,600	(1)	Schrodinger, Inc./United States	254,184	0.1
3,950	(1)	Shockwave Medical, Inc.	812,160	0.2
16,600	(1)	SI-BONE, Inc.	225,760	0.1
9,000	(1)	SpringWorks Therapeutics, Inc.	234,090	0.1
2,900	(1)	Sutro Biopharma, Inc.	23,432	0.0
34,700	(1)	Syndax Pharmaceuticals, Inc.	883,115	0.2
47,711	(1)	Syneos Health, Inc.	1,750,039	0.4
38,500	(1)	Travere Therapeutics, Inc.	809,655	0.2
12,300	(1)	Twist Bioscience Corp.	292,863	0.1
8,600	(1)	Vericel Corp.	226,524	0.1
47,100	(1)	Xencor, Inc.	1,226,484	0.3
1,300	(1)	Y-mAbs Therapeutics, Inc.	6,344	0.0
			65,358,967	14.2
		Industrials: 21.2%
42,900		ABM Industries, Inc.	1,905,618	0.4
32,450		ACCO Brands Corp.	181,395	0.0
45,545	(1)	Alaska Air Group, Inc.	1,955,702	0.4
1,300		Albany International Corp.	128,167	0.0
8,189		Altra Industrial Motion Corp.	489,293	0.1
5,100		Apogee Enterprises, Inc.	226,746	0.1
19,197		Applied Industrial Technologies, Inc.	2,419,398	0.5
19,500		ArcBest Corp.	1,365,780	0.3
26,300		Argan, Inc.	969,944	0.2
14,200	(1)	Atkore, Inc.	1,610,564	0.4
6,600	(1)	Atlas Air Worldwide Holdings, Inc.	665,280	0.1
52,600	(1)	AZEK Co., Inc./The	1,068,832	0.2
9,300		AZZ, Inc.	373,860	0.1
17,200		Barrett Business Services, Inc.	1,604,416	0.4
5,800	(1)	Beacon Roofing Supply, Inc.	306,182	0.1
17,450	(1)	Bloom Energy Corp.	333,644	0.1
7,000	(1)	BlueLinx Holdings, Inc.	497,770	0.1
5,600		Boise Cascade Co.	384,552	0.1
49,661		Brady Corp.	2,339,033	0.5
8,100		Brink’s Co.	435,051	0.1
7,918	(1)	Builders FirstSource, Inc.	513,720	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
32,899	(1)	Casella Waste Systems, Inc.	$2,609,220	0.6
12,000		Comfort Systems USA, Inc.	1,380,960	0.3
40,503		Douglas Dynamics, Inc.	1,464,588	0.3
94,540	(1)	Driven Brands Holdings, Inc.	2,581,887	0.6
13,000		Encore Wire Corp.	1,788,280	0.4
149,124	(1)	First Advantage Corp.	1,938,612	0.4
2,500		Forward Air Corp.	262,225	0.1
125,115	(1)	Gates Industrial Corp. PLC	1,427,562	0.3
7,254	(1)	Generac Holdings, Inc.	730,188	0.2
29,800	(1)	GMS, Inc.	1,484,040	0.3
17,000	(1)	Great Lakes Dredge & Dock Corp.	101,150	0.0
16,800		Greenbrier Cos., Inc.	563,304	0.1
145,436	(1)	Hayward Holdings, Inc.	1,367,098	0.3
11,000		Heidrick & Struggles International, Inc.	307,670	0.1
5,500		Herc Holdings, Inc.	723,635	0.2
5,081	(1)	Heritage-Crystal Clean, Inc.	165,031	0.0
241,697	(1)	Hillman Solutions Corp.	1,742,635	0.4
7,300		HNI Corp.	207,539	0.0
15,600	(1)	HUB Group, Inc.	1,240,044	0.3
73,198	(1)	IAA, Inc.	2,927,920	0.6
22,500		KBR, Inc.	1,188,000	0.3
46,200		Kelly Services, Inc.	780,780	0.2
8,700		Kforce, Inc.	477,021	0.1
38,898		Knight-Swift Transportation Holdings, Inc.	2,038,644	0.4
22,000		Korn Ferry	1,113,640	0.2
15,156		Landstar System, Inc.	2,468,912	0.5
21,723		Lincoln Electric Holdings, Inc.	3,138,756	0.7
6,200		Luxfer Holdings PLC	85,064	0.0
64,496	(1)	Lyft, Inc.	710,746	0.2
11,000	(1)	Mastec, Inc.	938,630	0.2
7,500		Matson, Inc.	468,825	0.1
63,892		MillerKnoll, Inc.	1,342,371	0.3
1,900		Moog, Inc.	166,744	0.0
47,000	(1)	MRC Global, Inc.	544,260	0.1
27,024		MSA Safety, Inc.	3,896,591	0.9
8,500		Mueller Industries, Inc.	501,500	0.1
105,200	(1)	NOW, Inc.	1,336,040	0.3
7,700		Powell Industries, Inc.	270,886	0.1
17,500		Primoris Services Corp.	383,950	0.1
36,900	(1)	Radiant Logistics, Inc.	187,821	0.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
13,293	(1)	RBC Bearings, Inc.	$2,782,890	0.6
13,600	(1)	Resideo Technologies, Inc.	223,720	0.1
35,331		Ritchie Bros Auctioneers, Inc.	2,043,192	0.4
20,000		Rush Enterprises, Inc. - Class A	1,045,600	0.2
25,742		Simpson Manufacturing Co., Inc.	2,282,286	0.5
52,845	(1)	Stericycle, Inc.	2,636,437	0.6
9,700	(1)	Sterling Infrastructure, Inc.	318,160	0.1
19,700		Terex Corp.	841,584	0.2
9,200	(1)	Titan Machinery, Inc.	365,516	0.1
26,020		Toro Co.	2,945,464	0.6
15,100	(1)	TriNet Group, Inc.	1,023,780	0.2
17,600		UFP Industries, Inc.	1,394,800	0.3
11,466		Unifirst Corp.	2,212,823	0.5
18,000	(1)	V2X, Inc.	743,220	0.2
5,467		Veritiv Corp.	665,389	0.1
2,768		Wabash National Corp.	62,557	0.0
8,700		Watts Water Technologies, Inc.	1,272,201	0.3
10,700	(1)	Wesco International, Inc.	1,339,640	0.3
95,723	(1)	WillScot Mobile Mini Holdings Corp.	4,323,808	0.9
19,231		Woodward, Inc.	1,857,907	0.4
			97,208,690	21.2
		Information Technology: 12.8%
32,100		Adeia, Inc.	304,308	0.1
70,694	(1)	Allegro MicroSystems, Inc.	2,122,234	0.5
18,200	(1)	Alpha & Omega Co.	519,974	0.1
2,400	(1)	Ambarella, Inc.	197,352	0.0
30,800		Amkor Technology, Inc.	738,584	0.2
15,900	(1)	Asana, Inc.	218,943	0.1
9,401	(1)	Aviat Networks, Inc.	293,217	0.1
13,900	(1)	Avid Technology, Inc.	369,601	0.1
19,494		Badger Meter, Inc.	2,125,431	0.5
8,300		Belden, Inc.	596,770	0.1
22,160		Benchmark Electronics, Inc.	591,450	0.1
2,800	(1)	Blackline, Inc.	188,356	0.0
18,000	(1)	Box, Inc.	560,340	0.1
29,446	(1)	Calix, Inc.	2,014,990	0.4
3,600	(1)	Cerence, Inc.	66,708	0.0
106,221	(1)(2)	Clearwater Analytics Holdings, Inc.	1,991,644	0.4
215,953	(1)	CommScope Holding Co., Inc.	1,587,254	0.3
21,000	(1)	Commvault Systems, Inc.	1,319,640	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
2,666	(1)	Consensus Cloud Solutions, Inc.	$143,324	0.0
8,600	(1)	Digital Turbine, Inc.	131,064	0.0
19,053	(1)(2)	DigitalOcean Holdings, Inc.	485,280	0.1
3,800	(1)	Diodes, Inc.	289,332	0.1
122,100	(1)	eGain Corp.	1,102,563	0.2
43,584	(1)	Envestnet, Inc.	2,689,133	0.6
29,200	(1)(2)	EverCommerce, Inc.	217,248	0.1
6,500		EVERTEC, Inc.	210,470	0.1
2,800	(1)	Fabrinet	359,016	0.1
32,601	(1)	Guidewire Software, Inc.	2,039,519	0.4
141,100		Information Services Group, Inc.	649,060	0.1
64,670	(1)	International Money Express, Inc.	1,576,008	0.3
20,900	(1)	LiveRamp Holdings, Inc.	489,896	0.1
37,495	(1)	MACOM Technology Solutions Holdings, Inc.	2,361,435	0.5
13,300	(1)(2)	Marathon Digital Holdings, Inc.	45,486	0.0
7,400	(1)	MaxLinear, Inc.	251,230	0.1
375	(1)	MicroStrategy, Inc.	53,089	0.0
59,695	(1)	nCino, Inc.	1,578,336	0.3
84,435	(1)	nLight, Inc.	856,171	0.2
19,029	(1)	Novanta, Inc.	2,585,470	0.6
14,185	(1)	OSI Systems, Inc.	1,127,991	0.2
12,000	(1)	PagerDuty, Inc.	318,720	0.1
81,136	(1)	Paycor HCM, Inc.	1,985,398	0.4
6,900	(1)	PDF Solutions, Inc.	196,788	0.0
5,900	(1)	Perficient, Inc.	411,997	0.1
52,868		Power Integrations, Inc.	3,791,693	0.8
60,787	(1)	Q2 Holdings, Inc.	1,633,347	0.4
6,800	(1)	Qualys, Inc.	763,164	0.2
5,600	(1)	Rambus, Inc.	200,592	0.0
40,000	(1)	Repay Holdings Corp.	322,000	0.1
29,700	(1)(2)	Riot Blockchain, Inc.	100,683	0.0
7,900	(1)	Scansource, Inc.	230,838	0.1
7,400	(1)	Semtech Corp.	212,306	0.1
20,100	(1)	Silicon Laboratories, Inc.	2,726,967	0.6
29,500	(1)	SMART Global Holdings, Inc.	438,960	0.1
4,500	(1)	Sprout Social, Inc.	254,070	0.1
800	(1)	SPS Commerce, Inc.	102,744	0.0
700	(1)	Synaptics, Inc.	66,612	0.0
4,100	(1)	Tenable Holdings, Inc.	156,415	0.0
14,400		TTEC Holdings, Inc.	635,472	0.1
79,600	(1)	TTM Technologies, Inc.	1,200,368	0.3

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
10,600	(1)	Ultra Clean Holdings, Inc.	$351,390	0.1
24,500	(1)	Unisys Corp.	125,195	0.0
28,600	(1)	Upland Software, Inc.	203,918	0.0
49,100	(1)	Verint Systems, Inc.	1,781,348	0.4
19,345	(1)	WEX, Inc.	3,165,809	0.7
19,551	(1)	Workiva, Inc.	1,641,697	0.4
12,860	(1)	Xperi, Inc.	110,725	0.0
125,300	(1)	Zuora, Inc.	796,908	0.2
			58,974,041	12.8
		Materials: 4.3%
8,600		AdvanSix, Inc.	326,972	0.1
1,800		Alpha Metallurgical Resources, Inc.	263,502	0.1
33,426		Aptargroup, Inc.	3,676,191	0.8
17,650	(1)	Arconic Corp.	373,474	0.1
4,100	(1)	ATI, Inc.	122,426	0.0
13,100		Avient Corp.	442,256	0.1
40,712	(1)	Axalta Coating Systems Ltd.	1,036,935	0.2
11,600		Cabot Corp.	775,344	0.2
25,300		Commercial Metals Co.	1,221,990	0.3
29,300	(1)	Constellium SE	346,619	0.1
136,600	(1)	Diversey Holdings Ltd.	581,916	0.1
7,700	(1)	Ecovyst, Inc.	68,222	0.0
3,300		Greif, Inc. - Class A	221,298	0.0
8,600		HB Fuller Co.	615,932	0.1
8,000	(1)	Ingevity Corp.	563,520	0.1
8,000	(1)	Livent Corp.	158,960	0.0
3,900		Louisiana-Pacific Corp.	230,880	0.1
3,000		Minerals Technologies, Inc.	182,160	0.0
16,200	(1)	O-I Glass, Inc.	268,434	0.1
1,900		Olympic Steel, Inc.	63,802	0.0
57,000		Orion Engineered Carbons SA	1,015,170	0.2
153,931	(1)(2)	Perimeter Solutions SA	1,406,929	0.3
15,832		Quaker Chemical Corp.	2,642,361	0.6
5,100		Schnitzer Steel Industries, Inc.	156,315	0.0
12,610	(1)	Summit Materials, Inc.	357,998	0.1
27,400		Tronox Holdings PLC	375,654	0.1
69,306		Valvoline, Inc.	2,262,841	0.5
			19,758,101	4.3
		Real Estate: 5.7%
9,400		Acadia Realty Trust	134,890	0.0
22,200		Agree Realty Corp.	1,574,646	0.3
11,600	(1)	Anywhere Real Estate, Inc.	74,124	0.0
34,400		Apple Hospitality REIT, Inc.	542,832	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Real Estate (continued)
6,800		Armada Hoffler Properties, Inc.	$78,200	0.0
4,400		City Office REIT, Inc.	36,872	0.0
2,100		Community Healthcare Trust, Inc.	75,180	0.0
11,300		Corporate Office Properties Trust SBI MD	293,122	0.1
2,400		CTO Realty Growth, Inc.	43,872	0.0
58,277		CubeSmart	2,345,649	0.5
196,746	(1)	Cushman & Wakefield PLC	2,451,455	0.5
20,900		DiamondRock Hospitality Co.	171,171	0.0
19,043		EastGroup Properties, Inc.	2,819,507	0.6
18,300		Equity Commonwealth	456,951	0.1
9,300		Essential Properties Realty Trust, Inc.	218,271	0.1
4,875		First Industrial Realty Trust, Inc.	235,267	0.1
7,600		Getty Realty Corp.	257,260	0.1
4,000		Gladstone Commercial Corp.	74,000	0.0
5,300		Global Medical REIT, Inc.	50,244	0.0
22,100		Healthcare Realty Trust, Inc.	425,867	0.1
27,200		Independence Realty Trust, Inc.	458,592	0.1
7,200	(2)	Innovative Industrial Properties, Inc.	729,720	0.2
11,700		Kennedy-Wilson Holdings, Inc.	184,041	0.0
31,328		Kite Realty Group Trust	659,454	0.2
9,300		Macerich Co.	104,718	0.0
51,126		National Retail Properties, Inc.	2,339,526	0.5
7,500		National Storage Affiliates Trust	270,900	0.1
12,000		NETSTREIT Corp.	219,960	0.1
122,422		Outfront Media, Inc.	2,029,757	0.4
9,300		Phillips Edison & Co., Inc.	296,112	0.1
22,200		Physicians Realty Trust	321,234	0.1
17,800		Piedmont Office Realty Trust, Inc.	163,226	0.0
3,400		Plymouth Industrial REIT, Inc.	65,212	0.0
15,000		PotlatchDeltic Corp.	659,850	0.2
4,100		Retail Opportunity Investments Corp.	61,623	0.0
35,800		RLJ Lodging Trust	379,122	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Real Estate (continued)
1,900		RMR Group, Inc.	$53,675	0.0
35,118		Ryman Hospitality Properties	2,871,950	0.6
21,800		Sabra Healthcare REIT, Inc.	270,974	0.1
37,200		SITE Centers Corp.	508,152	0.1
17,200		STAG Industrial, Inc.	555,732	0.1
900		Terreno Realty Corp.	51,183	0.0
25,900		UMH Properties, Inc.	416,990	0.1
23,800		Uniti Group, Inc.	131,614	0.0
3,300		Xenia Hotels & Resorts, Inc.	43,494	0.0
			26,206,191	5.7
		Utilities: 2.6%
4,700		Chesapeake Utilities Corp.	555,446	0.1
14,500		Clearway Energy, Inc.- Class A	433,840	0.1
39,600		Clearway Energy, Inc.- Class C	1,262,052	0.3
5,200		Idacorp, Inc.	560,820	0.1
3,900		New Jersey Resources Corp.	193,518	0.1
8,100		Northwest Natural Holding Co.	385,479	0.1
44,359		NorthWestern Corp.	2,632,263	0.6
6,300		ONE Gas, Inc.	477,036	0.1
78,432		Portland General Electric Co.	3,843,168	0.8
7,400		Southwest Gas Holdings, Inc.	457,912	0.1
4,800		Spire, Inc.	330,528	0.1
6,707		Unitil Corp.	344,471	0.1
37,400	(2)	Via Renewables, Inc.	191,114	0.0
4,544		Vistra Corp.	105,421	0.0
			11,773,068	2.6
		Total Common Stock (Cost $450,917,303)	447,498,759	97.4
RIGHTS: 0.0%
		Consumer Discretionary: 0.0%
9,800	(1)(2)	PLBY Group, Inc.	98	0.0

		Health Care: —%
28,260	(1)(3)(4)	Aduro Biotech, Inc. - CVR	—	—
		Total Rights (Cost $—)	98	0.0
		Total Long-Term Investments (Cost $450,917,303)	447,498,857	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Repurchase Agreements: 2.2%
2,355,000 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,356,110, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,402,100, due 01/15/23-11/20/72)	$2,355,000	0.5
902,629 (5)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $903,049, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $920,682, due 04/11/23-10/31/29)	902,629	0.2
2,354,989 (5)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $2,356,109, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $2,402,089, due 01/03/23-09/09/49)	2,354,989	0.5
2,354,989 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,356,099, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $2,402,089, due 09/01/24-10/20/52)	2,354,989	0.5

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,149,312 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $2,150,334, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,192,309, due 01/15/24-02/15/51)	$2,149,312	0.5
	Total Repurchase Agreements (Cost $10,116,919)	10,116,919	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
12,537,976 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $12,537,976)	12,537,976	2.7
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $22,654,895)	$22,654,895	4.9
Total Investments in Securities (Cost $473,572,198)	$470,153,752	102.3
Liabilities in Excess of Other Assets	(10,746,734)	(2.3)
Net Assets	$459,407,018	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$447,498,759	$—	$—	$447,498,759
Rights	—	98	—	98
Short-Term Investments	12,537,976	10,116,919	—	22,654,895
Total Investments, at fair value	$460,036,735	$10,117,017	$—	$470,153,752
Liabilities Table
Other Financial Instruments+
Futures	$(33,526)	$—	$—	$(33,526)
Total Liabilities	$(33,526)	$—	$—	$(33,526)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, VY® JPMorgan Small Cap Core Equity Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. - CVR	10/6/2020	$—	$—
		$—	$—
At December 31, 2022, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	66	03/17/23	$5,843,970	$(33,526)
			$5,843,970	$(33,526)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$33,526
		$33,526

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,130,021)
Total	$(2,130,021)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(224,822)
Total	$(224,822)
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $478,379,337.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$54,238,126
Gross Unrealized Depreciation	(62,497,237)
Net Unrealized Depreciation	$(8,259,111)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Income Portfolio
Class ADV	NII	$0.1839
Class I	NII	$0.2523
Class S	NII	$0.2226
Class S2	NII	$0.1992
All Classes	STCG	$0.0719
All Classes	LTCG	$0.7297
Voya High Yield Portfolio
Class ADV	NII	$0.4471
Class I	NII	$0.5008
Class S	NII	$0.4781
Class S2	NII	$0.4653
Voya Large Cap Growth Portfolio
All Classes	STCG	$1.3858
All Classes	LTCG	$4.5146
Voya Large Cap Value Portfolio
Class ADV	NII	$0.0581
Class I	NII	$0.0811
Class R6	NII	$0.0876
Class S	NII	$0.0754
Class S2	NII	$0.0684
All Classes	STCG	$3.3768
All Classes	LTCG	$4.3521
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.1220
Class I	NII	$0.1827
Class S	NII	$0.1597
Portfolio Name	Type	Per Share Amount
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1371
Class I	NII	$0.2278
Class P2	NII	$0.2466
Class S	NII	$0.1858
Class S2	NII	$0.1601
All Classes	STCG	$0.0250
All Classes	LTCG	$1.7909
VY® CBRE Real Estate Portfolio
Class ADV	NII	$0.4597
Class I	NII	$0.7060
Class S	NII	$0.6084
Class S2	NII	$0.5007
All Classes	STCG	$0.8154
All Classes	LTCG	$5.6572
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0011
Class R6	NII	$0.0011
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.9933
All Classes	LTCG	$2.2125

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Income Portfolio	28.08%
Voya High Yield Portfolio	0.29%
Voya Large Cap Growth Portfolio	8.62%
Voya Large Cap Value Portfolio	16.04%
Voya U.S. Stock Index Portfolio	98.72%
VY® JPMorgan Small Cap Core Equity Portfolio	16.85%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Income Portfolio	$21,095,060
Voya Large Cap Growth Portfolio	$1,203,836,202
Voya Large Cap Value Portfolio	$166,472,621
Voya U.S. Stock Index Portfolio	$667,170,788
VY® CBRE Real Estate Portfolio	$35,955,580
VY® JPMorgan Small Cap Core Equity Portfolio	$69,304,903
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	RSR Partners, Inc, (2016 − Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant (May 2001 − Present).	132	Centerra Gold Inc. (May 2008 − Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015 – Present	Retired.	132	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 − Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 − September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. − Head of Funds Compliance; Chief Compliance Officer − Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 − September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 − Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 − February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 − Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 − February 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 − Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 − Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 − Present); Vice President, Voya Funds Services, LLC (July 2007 − Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 − Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 − Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 − April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 − Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Real Estate Portfolio (formerly, VY® Clarion Real Estate Portfolio), and VY® JPMorgan Small Cap Core Equity Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, CBRE Investment Management List Real Assets LLC (formerly, CBRE Clarion Securities LLC), and JPMorgan Investment Management Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members.
The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and a Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category (except for Voya U.S. Stock Index Portfolio, as discussed below) and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus In addition, the Board considered Voya Limited Maturity Bond Portfolio’s investment performance compared to an additional performance peer group that is approved by the Board due to the investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
In assessing the investment management and sub-advisory relationships, with respect to Voya U.S. Stock Index Portfolio which seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index over certain time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Advisers.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of Voya High Yield Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Advisers’ potential fall-out benefits were not unreasonable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the one-year period, the third quintile for the year-to-date period, the fourth quintile for the five-year period, and the fifth quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year, five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year, three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the year-to-date and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year and five-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account: (1) that the Portfolio outperformed its performance peer group average for all periods presented, with the exception of the year-to-date period, during which its performance was equal to its performance peer group average; and (2) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) its belief that the Portfolio’s pricing is competitive; and (2) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.
VY® CBRE Real Estate Portfolio
In considering whether to approve the renewal of the Contracts for VY® CBRE Real Estate Portfolio (formerly, VY® Clarion Real Estate Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the competitiveness of the Portfolio’s management fee rate and net expense ratio.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2   (1222-022323)

Annual Report

December 31, 2022

Voya Investors Trust			Voya Variable Insurance Trust
■	VY®	BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■	VY®	BrandywineGLOBAL — Bond Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index”)	A market index comprised of all U.S. Treasury Inflation Linked Securities.

1

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)
U.S. Treasury Obligations	52.7%
Corporate Bonds/Notes	24.8%
U.S. Government Agency Obligations	10.8%
Commercial Mortgage-Backed Securities	5.6%
Collateralized Mortgage Obligations	1.8%
Asset-Backed Securities	1.6%
Sovereign Bonds	0.7%
Purchased Options	0.4%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, and David Rogal, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -12.74% compared to the Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index” or “TIPS”) which returned -11.85% for the same period.

Portfolio Specifics: Our structural underweight in US nominal rates was the most notable contributor to performance over the year. We were underweight headline nominal duration in the US, as the rates market recalibrated its pricing after the continued hawkish pivot from the Fed since late 2021. The portfolio’s long in US breakevens at both the 1-year and 5-year points on the curve also positively contributed to performance due to the tailwind of high inflation prints over the year. Finally, the portfolio’s relative value positions between US vs. EU breakevens contributed to performance as breakevens in the US slightly outperformed the EU.

Offsetting some of the positive performance was the portfolio’s outright short in UK breakevens, especially earlier in the year. An acute surge in energy prices in the UK pushed the country’s inflation expectations materially higher over period. 10-year UK breakevens increased ~41 bps just in Q1 2022 and settled materially higher than realized inflation. The portfolio’s tactical positions in EU supra sovereign spread assets negatively contributed to performance as spread levels widened. Also, detracting from performance was the portfolio’s relative value positions between New Zealand vs. US real rates as New Zealand real rates increased more than the US. The Team’s tactical interest rate volatility positions also hurt performance as rates volatility picked up over the year. The small allocation to emerging market debt and European peripheral spreads also negatively contributed to performance.

Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/32	4.0%
United States Treasury Inflation Indexed Bonds, 0.625%, 07/15/32	3.5%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/30	3.1%
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/31	3.1%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/24	3.0%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	2.7%
United States Treasury Inflation Indexed Bonds, 0.875%, 01/15/29	2.2%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	1.9%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/31	1.9%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Market Overview: In our opinion, the past year was one defined by central banks moving interest rates higher as inflation ran at its highest level in decades. As the Fed and other central banks raised rates, interest rates across the curve moved materially higher, curves inverted, and risks assets performed poorly. The market did, however, price inflation expectations higher over the period given the elevated levels of realized inflation. Following the extensive rate hikes of the Fed, inflationary pressures are thought to have peaked and therefore, likely to ease into 2023. This is also due to healing supply chains. However, we believe the full effects of Fed policy have not been totally apparent due to the lagging effect of economic indicators, which has resulted in increased expectations for a recession. Macroeconomic volatility and uncertainty during the year was only reinforced by major global events contributing to the turbulence in the markets in 2022. Energy prices underwent shocks across the globe and, particularly in Europe, driven by the war in Ukraine leading to soaring prices. To dampen the burden of these high energy costs, the EU energy ministers settled on a gas price cap of €180 per megawatt hour but will likely continue to combat recessionary symptoms in the new year. In addition to the numerous rate hikes from the ECB, it is anticipated that their hawkish rhetoric will continue in order to subdue the omnipresent inflation throughout the euro area. For the UK, the Bank of England followed the ECB and raised rates onset by the UK Gilt crisis seen earlier this fall. Meanwhile, the Bank of Japan shocked markets during their announcement to increase the range of the Japanese 10-year note which may drive global long-term bond yields into the new year as loosening in their yield curve control led to a selloff.

Current Strategy and Outlook: US: The Team views the Federal Reserve (Fed) will only pause its rate hikes in Q2 or H2 of 2023. It will remain focused on crushing inflation and hold rates at a restrictive area to temper the stubbornly strong labor market. However, in our opinion, this makes a recession almost inevitable. The central bank has been toeing the line between a soft landing and a hard landing,

2

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

where the former means we can get through this tightening period without a significant economic contraction. We believe volatility in the rates market is likely to come down as inflation pressures ease further with the healing of the supply chain and normalizing consumer demand. We believe this puts the terminal policy rate in sight, with the market pricing in a potential rate cut in the latter half of 2023. We believe the interest rate carry is attractive in the front end, but rates further out the curve have room to increase as investors demand higher term premiums. Depending on the inflation trajectory, we forecast the Fed to raise rates by either 25 or 50 bps at its February meeting, followed by a 25 bps hike in March. This will bring the Fed Funds Target to ~4.85% by the end of Q1.

On the inflation front, CPI data showed compelling signs of slowing over Q4, with declines across the spectrum. The Team believes inflation has likely peaked and will continue to slow in the coming months. Our current forecasts have MoM core CPI hovering ~0.2 — 0.3% MoM and headline CPI ~0.1 — 0.2% MoM over the next several months. However, we believe shelter inflation, in particular, will remain sticky into 2023.

Within Europe: We view the near-term policy path for the European Central Bank (ECB) is materially impacted by the ongoing energy crisis and persistent inflation. The war-induced energy crisis has put EU countries’ economies in a precarious situation, with a recession that is likely to run deep without significant recovery until 2024. The warmer-than-expected winter has helped ease the energy crunch, but the problem will likely persist in 2023 as major supply pipelines, such as the Nord Stream 1, likely stay permanently shut; stockpiling energy will remain a crucial focus for the Euro area in 2023.

The energy supply crunch has translated to double-digit inflation and has significantly raised stagflation risk. Given geopolitical uncertainties, we think current price momentum is unlikely to fade quickly. Given the recent hawkish ECB rhetoric, we believe the central bank will continue to hike rates to control the high, persistent, and broad-based inflation in the euro area. We expect the ECB Governing Council to increase policy rates by a total of ~100 bps over Q1, lifting the deposit rate to 3% and the Main Refinancing Operations (MRO) rate to 3.5% by March 2023. We forecast headline (core) inflation to average ~5.6% (3.7%) in 2023 before converging to the ECB 2% target by the end of 2024.

Against a similar backdrop, the Bank of England (BoE) has a perilous task of weighing the need for further rate hikes without triggering a material economic downturn. The capping of energy prices has returned some freedom to BoE in terms of growth/inflation policy trade-off. However, the government has pledged not to extend the energy cap beyond April 2023. In light of this, we expect inflation to remain above 8% for most of 2023 before falling towards 2% in mid-2024 as base effects from higher energy costs wane. We believe we will see the BoE hike two more times before potentially pausing, 50 bps at the February meeting and 25 bps at the March meeting, taking the terminal Bank Rate to 4.25%.

Within Japan: The Bank of Japan (BoJ) surprised the market in December when it tweaked its long-standing Yield Curve Control (YCC) policy by adjusting its 10-year yield range up from +/-0.25% to +/-0.50%. This sent a shockwave across the market as the upward adjustment signaled a potential beginning of policy normalization. The change helped the Japanese Yen (JPY) to regain some lost ground after experiencing significant depreciation in 2022. It’s important to note that the BoJ does not face the same surging inflationary macro backdrop as some of its developed market peers. Despite inflation running well above the BoJ’s 2% target at ~3.7% YoY in November, its sustainability is questionable as most of the increase is led by FX and commodity induced price increases. We believe wage growth is the key to the longer-term sustainability of inflation. One focal point in 2023 will be whether the annual spring wage negotiations produce notable wage increases. We estimate that core CPI inflation reached 3.6% YoY in Q4 due to a concentration of markups to food prices with the rise in the cost of raw material imports. We expect core CPI ex. perishables eases to around 1.6% YoY by the end of 2023.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year		5 Year	10 Year
Class ADV	–	13.34%	1.02%	0.02%
Class I	–	12.74%	1.65%	0.63%
Class S	–	13.03%	1.39%	0.37%
TIPS Index	–	11.85%	2.11%	1.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)
U.S. Treasury Obligations	44.8%
U.S. Government Agency Obligations	29.8%
Corporate Bonds/Notes	20.7%
Commercial Mortgage-Backed Securities	1.5%
Collateralized Mortgage Obligations	0.1%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, Portfolio Managers of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2022, the Portfolio’s shares provided a total return of -11.89% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned -13.01% for the same period.

Portfolio Specifics — The Portfolio started the year with an underweight duration position versus the benchmark but ended the year with a substantially overweight duration position. As the Federal Reserve began aggressively raising interest rates in the first half of 2022, we felt it was prudent to begin increasing duration to take advantage of value opportunities in anticipation of slowing growth and inflation. The underweight duration position in the first half of the year along with selection and timing within corporates and mortgages were the primary drivers of our relative outperformance.

We increased duration during the year, mostly notably in the second half of 2022. The team elected to increase duration for a couple of key reasons. First, we believe that rate hikes tend to impact the economy on a lagged basis, and we felt the aggressive hikes had the potential to materially slow growth and inflation to a point that the Fed may have to reverse course in 2023. Secondly, virtually all major economic indicators began to turn lower (some sharply) by late summer.

We reduced our investment grade corporate positions in late 2021 and early 2022 due to valuations and tight spreads but elected to add back exposure in the second half of the year due to wider spreads and attractive yields. We increased our exposure to agency MBS in the second half of the year due to attractive spreads and a decrease in prepayment risk.

Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)
United States Treasury Bond, 2.875%, 05/15/52	18.2%
United States Treasury Bond, 2.250%, 02/15/52	10.8%
Uniform Mortgage-Backed Securities, 4.000%, 06/01/52	9.4%
United States Treasury Note, 4.125%, 11/15/32	6.2%
United States Treasury Bond, 3.000%, 08/15/52	5.9%
Uniform Mortgage-Backed Securities, 5.000%, 11/01/52	5.4%
Uniform Mortgage-Backed Securities, 5.500%, 11/01/52	4.6%
Freddie Mac, 0.375%, 05/05/23	3.6%
Uniform Mortgage-Backed Securities, 4.500%, 09/01/52	2.3%
Macquarie Group Ltd., 6.207%, 11/22/24	2.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the outlook for the U.S. economy is complicated; the inverted yield curve suggests inflation is set to moderate, while the Fed appears committed to further action. In our opinion, this hawkishness, accompanied by more supply-side normalization, should lead to significantly slower inflation and a softer labor market. We believe the conditions for a credit crunch, commonly seen ahead of previous U.S. recessions, do not exist currently. That said, recession odds increase significantly if Fed Chair Powell remains dogmatic about creating labor market slack through monetary policy. A pause in rate hikes seems probable in our opinion, especially if economic data shows a steep decline in inflation.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year		5 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL - Bond Portfolio	–	11.89%	2.54%	2.36%
Bloomberg U.S. Aggregate Bond	–	13.01%	0.02%	0.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL - Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$970.40	1.18%	$5.86	$1,000.00	$1,019.26	1.18%	$6.01
Class I	1,000.00	973.80	0.58	2.89	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	971.70	0.83	4.12	1,000.00	1,021.02	0.83	4.23
VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$943.30	0.56%	$2.74	$1,000.00	$1,022.38	0.56%	$2.85

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2023

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*	$250,382,288	$258,218,168
Short-term investments at fair value†	5,637,951	6,092,762
Cash pledged for centrally cleared swaps (Note 2)	3,341,000	—
Due from broker	162,081	—
Foreign currencies at value‡	370,267	—
Receivables:
Investment securities sold	2,893,575	297,818
Investment securities sold on a delayed-delivery or when-issued basis	10,214,794	—
Fund shares sold	104,827	100,743
Dividends	8,172	20,490
Interest	1,244,833	1,864,216
Variation margin on centrally cleared swaps	41,742	—
Unrealized appreciation on forward foreign currency contracts	3,788	—
Unrealized appreciation on OTC swap agreements	330,515	—
Prepaid expenses	1,388	1,457
Other assets	16,141	5,584
Total assets	274,753,362	266,601,238
LIABILITIES:
Payable for investment securities purchased	2,787,432	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	12,131,328	—
Payable for fund shares redeemed	64,246	99,213
Sales commitments^^^	2,502,114	—
Unrealized depreciation on forward foreign currency contracts	14,395	—
Variation margin payable on futures contracts	14,713	—
Cash received as collateral for OTC derivatives (Note 2)	680,000	—
Payable for investment management fees	107,404	117,275
Payable for distribution and shareholder service fees	51,202	—
Payable to trustees under the deferred compensation plan (Note 6)	16,141	5,584
Payable for trustee fees	715	744
Other accrued expenses and liabilities	79,661	63,947
Written options, at fair value^	2,087,860	—
Total liabilities	20,537,211	286,763
NET ASSETS	$254,216,151	$266,314,475

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,138,934	$299,484,487
Total distributable loss	(88,922,783)	(33,170,012)
NET ASSETS	$254,216,151	$266,314,475

* Cost of investments in securities	$280,424,130	$279,729,671
† Cost of short-term investments	$5,637,951	$6,092,762
‡ Cost of foreign currencies	$365,429	$—
^ Premiums received on written options	$2,137,532	$—
^^^ Proceeds receivable from sales commitments	$2,530,082	$—

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$43,211,677	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,930,797	n/a
Net asset value and redemption price per share	$8.76	n/a
Class I
Net assets	$77,275,476	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,468,137	n/a
Net asset value and redemption price per share	$9.13	n/a
Class S
Net assets	$133,728,998	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	14,772,246	n/a
Net asset value and redemption price per share	$9.05	n/a
Portfolio(1)
Net assets	n/a	$266,314,475
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	28,656,402
Net asset value and redemption price per share	n/a	$9.29

(1)	Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$62,677	$100,873
Interest	13,876,720 (1)	6,343,556
Total investment income	13,939,397	6,444,429
EXPENSES:
Investment management fees	1,529,840	1,487,948
Distribution and shareholder service fees:
Class ADV	293,347	—
Class S	385,997	—
Transfer agent fees:		1,628
Class ADV	12,880	—
Class I	21,782	—
Class S	40,678	—
Shareholder reporting expense	13,623	3,285
Registration fees	—	4,449
Professional fees	48,527	37,450
Custody and accounting expense	100,825	73,000
Trustee fees	7,149	7,440
Miscellaneous expense	15,789	16,021
Interest expense	1,009	—
Total expenses	2,471,446	1,631,221
Recouped/(Waived and reimbursed fees)	(142,988)	46,992
Net expenses	2,328,458	1,678,213
Net investment income	11,610,939	4,766,216
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,219,603)	(11,132,254)
Forward foreign currency contracts	471,006	—
Foreign currency related transactions	(205,337)	—
Futures	7,143,904	(5,348,388)
Swaps	8,942,675	—
Written options	(1,017,889)	—
Net realized gain (loss)	114,756	(16,480,642)
Net change in unrealized appreciation (depreciation) on:
Investments	(47,501,046)	(26,471,962)
Forward foreign currency contracts	(82,137)	—
Foreign currency related transactions	(5,289)	—
Futures	649,987	75,297
Swaps	(5,726,062)	—
Written options	5,203	—
Sales commitments	27,968	—
Net change in unrealized appreciation (depreciation)	(52,631,376)	(26,396,665)
Net realized and unrealized loss	(52,516,620)	(42,877,307)
Decrease in net assets resulting from operations	$(40,905,681)	$(38,111,091)

(1)	Includes net inflationary and deflationary adjustments. See Note 2 of the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$11,610,939	$7,734,657	$4,766,216	$2,832,682
Net realized gain (loss)	114,756	9,554,588	(16,480,642)	14,721,215
Net change in unrealized appreciation (depreciation)	(52,631,376)	(2,516,642)	(26,396,665)	(13,802,164)
Increase (decrease) in net assets resulting from operations	(40,905,681)	14,772,603	(38,111,091)	3,751,733
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(17,111,781)	(27,082,394)
Class ADV	(1,666,644)	(1,140,854)	—	—
Class I	(3,241,222)	(2,600,461)	—	—
Class S	(5,726,059)	(4,058,689)	—	—
Return of capital:
Class ADV	(251,719)	—	—	—
Class I	(413,119)	—	—	—
Class S	(766,743)	—	—	—
Total distributions	(12,065,506)	(7,800,004)	(17,111,781)	(27,082,394)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,100,330	83,578,121	84,693,352	86,294,017
Reinvestment of distributions	12,065,506	7,796,663	17,111,781	27,082,394
	49,165,836	91,374,784	101,805,133	113,376,411
Cost of shares redeemed	(66,619,636)	(73,208,287)	(123,596,753)	(65,382,155)
Net increase (decrease) in net assets resulting from capital share transactions	(17,453,800)	18,166,497	(21,791,620)	47,994,256
Net increase (decrease) in net assets	(70,424,987)	25,139,096	(77,014,492)	24,663,595
NET ASSETS:
Beginning of year or period	324,641,138	299,502,042	343,328,967	318,665,372
End of year or period	$254,216,151	$324,641,138	$266,314,475	$343,328,967

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-22	10.51	0.35	•	(1.73)	(1.38)	0.32	—	0.05	0.37	—	8.76	(13.34)	1.23	1.18	1.18	3.70	43,212	231
12-31-21	10.28	0.22	•	0.24	0.46	0.23	—	—	0.23	—	10.51	4.54	1.22	1.18	1.18	2.14	56,857	156
12-31-20	9.42	0.05		0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—	0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
Class I
12-31-22	10.94	0.42	•	(1.79)	(1.37)	0.39	—	0.05	0.44	—	9.13	(12.74)	0.63	0.58	0.58	4.27	77,275	231
12-31-21	10.68	0.30	•	0.25	0.55	0.29	—	—	0.29	—	10.94	5.25	0.62	0.58	0.58	2.75	94,962	156
12-31-20	9.78	0.12		0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—	0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
Class S
12-31-22	10.85	0.40	•	(1.79)	(1.39)	0.36	—	0.05	0.41	—	9.05	(13.03)	0.88	0.83	0.83	4.06	133,729	231
12-31-21	10.60	0.26	•	0.26	0.52	0.27	—	—	0.27	—	10.85	4.94	0.87	0.83	0.83	2.48	172,822	156
12-31-20	9.70	0.09		0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—	0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
VY® BrandywineGLOBAL- Bond Portfolio
12-31-22	11.22	0.16	•	(1.45)	(1.29)	0.11	0.53	—	0.64	—	9.29	(11.89)	0.55	0.56	0.56	1.60	266,314	184
12-31-21	12.03	0.10	•	0.04	0.14	0.19	0.76	—	0.95	—	11.22	1.15	0.54	0.58	0.58	0.84	343,329	57
12-31-20	10.51	0.22	•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-one active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2022, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $1,175,782 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC interest rate swaps were they to be unwound as of December 31, 2022. At December 31, 2022, BlackRock Inflation Protected Bond had received $680,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2022, BlackRock Inflation Protected Bond had a liability position of $2,095,305 on forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2022, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2022, BlackRock Inflation Protected Bond had not pledged any cash collateral for its open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had average contract amounts of $2,384,936 and $5,710,883 on forward foreign currency

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2022.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2022, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended

December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
BlackRock Inflation Protected Bond	$86,581,513	$55,352,378
Bond Portfolio	17,840,563	—

Please refer to the tables within Portfolio of Investments for open futures contracts for BlackRock Inflation Protected Bond at December 31, 2022. There were no open futures contracts for Bond Portfolio at December 31, 2022.

At December 31, 2022, BlackRock Inflation Protected Bond had pledged U.S. Treasuries with an original par value of $1,023,000 as collateral for open futures contracts.

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had purchased and written exchange-traded futures contracts to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $37,964,035 and $38,290,959, respectively, on purchased and written exchange-traded futures contracts. Please refer to the tables within the Portfolio of Investments for

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open purchased and written options on exchange-traded futures contracts at December 31, 2022.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $44,464,172 and $87,489,051, respectively, on purchased and written interest rate swaptions. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2022.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had purchased and written foreign currency options to manage its foreign exchange exposure. BlackRock Inflation Protected Bond had an average notional value of $2,493,589 and $1,225,511, respectively on purchased and written foreign currency options. There were no open purchased or written foreign currency options at December 31, 2022.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the

Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/

selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond sold credit protection on credit default swap indices (“CDX”) with an average notional amount of $1,485,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at December 31, 2022.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for BlackRock Inflation Protected Bond was $37,589,520.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount on short interest rate swaps for BlackRock Inflation Protected Bond was $63,878,954.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2022.

At December 31, 2022, BlackRock Inflation Protected Bond pledged $3,341,000 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amount on long inflation-linked swaps for BlackRock Inflation Protected Bond was $10,942,953.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $190,309,200.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2022.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by BlackRock Inflation Protected Bond at December 31, 2022.

O.  Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$61,453,637	$76,501,545
Bond Portfolio	68,515,374	108,886,874

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$603,613,018	$608,223,993
Bond Portfolio	458,633,749	459,874,676

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.05% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio	Brandywine Global Investment Management, LLC

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	18.27%
Voya Solution 2025 Portfolio	Bond Portfolio	15.40
Voya Solution 2035 Portfolio	Bond Portfolio	8.00
Voya Solution Income Portfolio	Bond Portfolio	10.73
Voya Solution Moderately Aggressive Portfolio	Bond Portfolio	6.69

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets,

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
BlackRock Inflation Protected Bond	$74,098
Bond Portfolio	—

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of

Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreements are contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2022:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	7	$1,929,429	2.69%

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2022	742,141	—	201,639	(1,424,707)	(480,927)	7,118,548	—	1,918,363	(13,507,332)	(4,470,421)
12/31/2021	1,290,830	—	109,761	(597,143)	803,448	13,417,739	—	1,140,854	(6,152,184)	8,406,409
Class I
12/31/2022	1,613,713	—	370,479	(2,199,454)	(215,262)	15,791,074	—	3,654,341	(21,908,961)	(2,463,546)
12/31/2021	3,024,968	—	240,645	(3,264,739)	874	32,490,424	—	2,597,120	(35,144,233)	(56,689)
Class S
12/31/2022	1,396,821	—	661,960	(3,220,032)	(1,161,251)	14,190,708	—	6,492,802	(31,203,343)	(10,519,833)
12/31/2021	3,522,483	—	378,853	(3,005,965)	895,371	37,669,958	—	4,058,689	(31,911,870)	9,816,777
Bond Portfolio
12/31/2022	8,077,848	—	1,724,978	(11,748,216)	(1,945,390)	84,693,352	—	17,111,781	(123,596,753)	(21,791,620)
12/31/2021	7,344,730	—	2,407,324	(5,631,258)	4,120,796	86,294,017	—	27,082,394	(65,382,155)	47,994,256

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2022, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, capital loss carryforwards, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

		Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
BlackRock Inflation Protected Bond	$10,633,925	$—	$1,431,581	$ 7,800,004	$—
Bond Portfolio	11,934,135	5,177,646	—	24,050,464	3,031,930

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	(Depreciation)	Amount	Character	Expiration	Earnings/(Loss)
BlackRock Inflation Protected Bond	$—	$(30,457,847)	$(7,353,815)	Short-term	None	$(88,922,783)
			(51,111,121)	Long-term	None
			$(58,464,936)
Bond Portfolio	5,046,583	(21,766,110)	(13,101,491)	Short-term	None	(33,170,012)
			(3,348,994)	Long-term	None
			$(16,450,485)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 13 — MARKET DISRUPTION (continued)

exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

27

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.8%
		Basic Materials: 0.5%
45,000		Air Products and Chemicals, Inc., 2.800%, 05/15/2050	$31,375	0.0
484,000	(1)	Anglo American Capital PLC, 4.500%, 03/15/2028	458,622	0.2
246,000		DuPont de Nemours, Inc., 4.493%, 11/15/2025	242,173	0.1
4,000		Ecolab, Inc., 2.700%, 12/15/2051	2,506	0.0
37,000		Ecolab, Inc., 2.750%, 08/18/2055	22,243	0.0
49,000	(1)	Georgia-Pacific LLC, 0.625%, 05/15/2024	46,051	0.0
371,000	(1)	Glencore Funding LLC, 2.500%, 09/01/2030	301,986	0.1
11,000	(1)	Glencore Funding LLC, 2.625%, 09/23/2031	8,790	0.0
12,000		LYB International Finance III LLC, 4.200%, 05/01/2050	8,925	0.0
170,000		Nucor Corp., 4.300%, 05/23/2027	166,112	0.1
			1,288,783	0.5

		Communications: 2.7%
145,000		Amazon.com, Inc., 4.700%, 12/01/2032	143,995	0.1
33,000		AT&T, Inc., 2.250%, 02/01/2032	25,952	0.0
450,000		AT&T, Inc., 2.550%, 12/01/2033	347,148	0.1
32,000		AT&T, Inc., 3.500%, 06/01/2041	23,988	0.0
67,000		AT&T, Inc., 3.650%, 09/15/2059	45,155	0.0
85,000		AT&T, Inc., 3.850%, 06/01/2060	59,372	0.0
348,000		AT&T, Inc., 4.300%, 02/15/2030	328,499	0.1
28,000		AT&T, Inc., 4.500%, 05/15/2035	25,551	0.0
20,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	11,638	0.0
258,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	153,120	0.1
728,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 5.750%, 04/01/2048	598,998	0.2
357,000		Comcast Corp., 3.400%, 04/01/2030	326,383	0.1
395,000		Comcast Corp., 4.150%, 10/15/2028	379,586	0.2
74,000		Comcast Corp., 5.500%, 11/15/2032	77,400	0.0
55,000	(1)	Cox Communications, Inc., 3.600%, 06/15/2051	37,946	0.0
74,000		eBay, Inc., 1.400%, 05/10/2026	65,709	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
155,000		FactSet Research Systems, Inc., 3.450%, 03/01/2032	$130,365	0.1
250,000		Meta Platforms, Inc., 4.450%, 08/15/2052	199,961	0.1
483,000		Motorola Solutions, Inc., 2.750%, 05/24/2031	387,344	0.2
33,000		Motorola Solutions, Inc., 5.500%, 09/01/2044	29,869	0.0
118,000		Motorola Solutions, Inc., 5.600%, 06/01/2032	115,212	0.1
102,000		Paramount Global, 4.375%, 03/15/2043	70,581	0.0
243,000	(1)	Rogers Communications, Inc., 3.800%, 03/15/2032	210,356	0.1
23,000	(1)	Rogers Communications, Inc., 4.550%, 03/15/2052	17,938	0.0
10,000		T-Mobile USA, Inc., 2.050%, 02/15/2028	8,605	0.0
142,000		T-Mobile USA, Inc., 2.250%, 02/15/2026	129,435	0.1
1,124,000		T-Mobile USA, Inc., 3.750%, 04/15/2027	1,060,405	0.4
121,000		Verizon Communications, Inc., 1.750%, 01/20/2031	94,162	0.0
728,000		Verizon Communications, Inc., 2.100%, 03/22/2028	633,090	0.3
1,059,000		Verizon Communications, Inc., 2.355%, 03/15/2032	842,273	0.3
386,000		Verizon Communications, Inc., 2.550%, 03/21/2031	318,383	0.1
97,000		Verizon Communications, Inc., 4.862%, 08/21/2046	87,434	0.0
			6,985,853	2.7

		Consumer, Cyclical: 1.3%
70,000		American Honda Finance Corp., 2.900%, 02/16/2024	68,337	0.0
58,000		General Motors Co., 5.400%, 10/15/2029	55,478	0.0
264,000		General Motors Financial Co., Inc., 1.250%, 01/08/2026	232,752	0.1
79,000		General Motors Financial Co., Inc., 2.750%, 06/20/2025	74,024	0.0
55,000		General Motors Financial Co., Inc., 4.300%, 04/06/2029	49,374	0.0
2,500,000	(1)	Hyundai Capital America, 2.650%, 02/10/2025	2,353,115	0.9
400,000		Lowe’s Cos, Inc., 1.700%, 09/15/2028	336,707	0.2
234,000	(1)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	199,102	0.1
			3,368,889	1.3
		Consumer, Non-cyclical: 3.4%
338,000		AbbVie, Inc., 2.600%, 11/21/2024	323,594	0.1
460,000		AbbVie, Inc., 4.500%, 05/14/2035	427,749	0.2
531,000		Altria Group, Inc., 3.400%, 02/04/2041	353,961	0.1

See Accompanying Notes to Financial Statements

28

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
300,000		Amgen, Inc., 4.050%, 08/18/2029	$281,025	0.1
27,000		Amgen, Inc., 4.200%, 02/22/2052	21,546	0.0
885,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	843,959	0.3
201,000		BAT Capital Corp., 4.540%, 08/15/2047	142,778	0.1
387,000		BAT International Finance PLC, 1.668%, 03/25/2026	343,342	0.1
200,000		BHSH System Obligated Group, 3.487%, 07/15/2049	148,916	0.1
31,000		Boston Scientific Corp., 2.650%, 06/01/2030	26,552	0.0
51,000	(1)	Cargill, Inc., 0.400%, 02/02/2024	48,482	0.0
299,000		Cigna Corp., 4.125%, 11/15/2025	292,458	0.1
300,000		CommonSpirit Health, 3.817%, 10/01/2049	224,685	0.1
230,000		CVS Health Corp., 1.300%, 08/21/2027	195,083	0.1
183,000		CVS Health Corp., 3.875%, 07/20/2025	178,754	0.1
177,000		CVS Health Corp., 4.250%, 04/01/2050	141,739	0.1
300,000		Franciscan Missionaries of Our Lady Health System, Inc., 3.914%, 07/01/2049	230,606	0.1
215,000	(1)	GE HealthCare Technologies, Inc., 5.600%, 11/15/2025	216,555	0.1
185,000		Gilead Sciences, Inc., 2.600%, 10/01/2040	129,784	0.1
32,000		Global Payments, Inc., 2.150%, 01/15/2027	27,959	0.0
434,000		Global Payments, Inc., 2.900%, 05/15/2030	356,558	0.1
427,000		Global Payments, Inc., 3.200%, 08/15/2029	363,849	0.1
156,000	(1)	HCA, Inc., 3.625%, 03/15/2032	132,416	0.1
986,000		HCA, Inc., 5.250%, 06/15/2026	975,364	0.4
307,000		HCA, Inc., 5.375%, 02/01/2025	306,877	0.1
92,000		Humana, Inc., 1.350%, 02/03/2027	79,672	0.0
80,000		Moody’s Corp., 3.100%, 11/29/2061	50,738	0.0
85,000		Moody’s Corp., 4.250%, 08/08/2032	79,687	0.0
175,000		Mount Nittany Medical Center Obligated Group, 3.799%, 11/15/2052	133,133	0.1
104,000		Philip Morris International, Inc., 1.500%, 05/01/2025	96,362	0.0
250,000		Presbyterian Healthcare Services, 4.875%, 08/01/2052	235,544	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
250,000		Queen’s Health Systems/The, 4.810%, 07/01/2052	$228,404	0.1
144,000		RELX Capital, Inc., 3.000%, 05/22/2030	123,039	0.1
100,000		S&P Global, Inc., 1.250%, 08/15/2030	77,136	0.0
20,000	(1)	S&P Global, Inc., 2.450%, 03/01/2027	18,295	0.0
4,000	(1)	S&P Global, Inc., 3.900%, 03/01/2062	3,111	0.0
286,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	268,615	0.1
206,000		Takeda Pharmaceutical Co. Ltd., 2.050%, 03/31/2030	168,607	0.1
103,000		Thermo Fisher Scientific, Inc., 2.000%, 10/15/2031	83,689	0.0
40,000		Thermo Fisher Scientific, Inc., 4.950%, 11/21/2032	40,693	0.0
212,000		UnitedHealth Group, Inc., 2.900%, 05/15/2050	144,421	0.1
			8,565,737	3.4

		Energy: 2.2%
254,000	(1)	Cameron LNG LLC, 3.302%, 01/15/2035	205,386	0.1
9,000	(1)	Cameron LNG LLC, 3.402%, 01/15/2038	7,340	0.0
226,000		Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	204,792	0.1
356,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	352,284	0.1
165,000		Cheniere Energy Partners L.P., 3.250%, 01/31/2032	131,349	0.1
10,000		Devon Energy Corp., 4.500%, 01/15/2030	9,333	0.0
94,000		Devon Energy Corp., 4.750%, 05/15/2042	79,966	0.0
44,000		Devon Energy Corp., 5.250%, 10/15/2027	43,615	0.0
107,000		Devon Energy Corp., 5.600%, 07/15/2041	100,290	0.1
2,000		Devon Energy Corp., 5.875%, 06/15/2028	2,025	0.0
60,000		Devon Energy Corp., 8.250%, 08/01/2023	60,829	0.0
215,000		Diamondback Energy, Inc., 3.125%, 03/24/2031	178,554	0.1
309,000		Diamondback Energy, Inc., 3.250%, 12/01/2026	287,832	0.1
1,009,000		Diamondback Energy, Inc., 3.500%, 12/01/2029	887,427	0.4
49,000		Diamondback Energy, Inc., 4.400%, 03/24/2051	37,550	0.0
44,000		Energy Transfer L.P., 3.600%, 02/01/2023	43,917	0.0
17,000		Energy Transfer L.P., 3.900%, 05/15/2024	16,567	0.0
105,000		Energy Transfer L.P., 4.000%, 10/01/2027	98,168	0.0
420,000		Energy Transfer L.P., 4.950%, 06/15/2028	406,931	0.2

See Accompanying Notes to Financial Statements

29

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
126,000		Energy Transfer L.P., 5.000%, 05/15/2050	$101,227	0.1
772,000		Energy Transfer L.P., 5.500%, 06/01/2027	767,756	0.3
30,000		Energy Transfer L.P., 6.250%, 04/15/2049	28,041	0.0
115,000		Enterprise Products Operating LLC, 3.300%, 02/15/2053	77,015	0.0
82,000		Kinder Morgan, Inc., 3.600%, 02/15/2051	56,838	0.0
96,000	(1)	NGPL PipeCo LLC, 3.250%, 07/15/2031	78,338	0.0
438,000	(1)	Texas Eastern Transmission L.P., 3.500%, 01/15/2028	398,990	0.2
782,000		Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/2026	835,483	0.3
20,000		Williams Cos, Inc./The, 5.300%, 08/15/2052	17,988	0.0
			5,515,831	2.2

		Financial: 9.5%
127,000		Alexandria Real Estate Equities, Inc., 2.950%, 03/15/2034	103,329	0.0
30,000		American International Group, Inc., 4.375%, 06/30/2050	25,533	0.0
10,000		American Tower Corp., 2.100%, 06/15/2030	7,938	0.0
189,000		American Tower Corp., 3.550%, 07/15/2027	175,314	0.1
307,000		American Tower Corp., 3.800%, 08/15/2029	279,167	0.1
484,000		Aon Corp., 2.800%, 05/15/2030	413,885	0.2
400,000	(2)	Banco Santander SA, 0.701%, 06/30/2024	389,025	0.2
444,000	(2)	Bank of America Corp., 0.523%, 06/14/2024	433,517	0.2
1,741,000	(2)	Bank of America Corp., 1.319%, 06/19/2026	1,569,308	0.6
398,000	(2)	Bank of America Corp., 1.734%, 07/22/2027	349,184	0.1
25,000	(2)	Bank of America Corp., 1.898%, 07/23/2031	19,242	0.0
376,000	(2)	Bank of America Corp., 2.015%, 02/13/2026	349,309	0.1
838,000	(2)	Bank of America Corp., 2.299%, 07/21/2032	647,364	0.3
1,089,000	(2)	Bank of America Corp., 2.551%, 02/04/2028	968,766	0.4
193,000	(2)	Bank of America Corp., 2.572%, 10/20/2032	151,637	0.1
88,000	(2)	Bank of America Corp., 2.687%, 04/22/2032	70,645	0.0
467,000	(2)	Bank of America Corp., 2.972%, 02/04/2033	377,429	0.2
57,000	(2)	Bank of America Corp., 3.384%, 04/02/2026	54,485	0.0
199,000	(2)	Bank of America Corp., 3.559%, 04/23/2027	186,675	0.1
55,000	(2)	Bank of America Corp., 3.705%, 04/24/2028	50,979	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
24,000	(2)	Bank of America Corp., 3.974%, 02/07/2030	$21,846	0.0
303,000	(2)	Bank of America Corp., 4.376%, 04/27/2028	290,234	0.1
387,000	(2)	Bank of America Corp., 4.571%, 04/27/2033	355,084	0.1
45,000	(2)	Bank of America Corp., 5.015%, 07/22/2033	42,855	0.0
200,000	(2)	Barclays PLC, 5.746%, 08/09/2033	189,502	0.1
115,000		Blackstone Private Credit Fund, 3.250%, 03/15/2027	96,979	0.0
147,000		Blackstone Private Credit Fund, 4.000%, 01/15/2029	121,540	0.1
184,000	(2)	Capital One Financial Corp., 3.273%, 03/01/2030	157,670	0.1
28,000	(2)	Capital One Financial Corp., 5.247%, 07/26/2030	26,726	0.0
31,000	(2)	Citigroup, Inc., 0.776%, 10/30/2024	29,713	0.0
594,000	(2)	Citigroup, Inc., 2.561%, 05/01/2032	470,358	0.2
302,000	(2)	Citigroup, Inc., 2.666%, 01/29/2031	248,341	0.1
31,000	(2)	Citigroup, Inc., 2.976%, 11/05/2030	26,131	0.0
80,000	(2)	Citigroup, Inc., 3.057%, 01/25/2033	64,767	0.0
365,000	(2)	Citigroup, Inc., 3.070%, 02/24/2028	329,580	0.1
45,000	(2)	Citigroup, Inc., 4.910%, 05/24/2033	42,269	0.0
72,000	(1)	Corebridge Global Funding, 0.450%, 12/08/2023	69,002	0.0
53,000		Crown Castle, Inc., 1.350%, 07/15/2025	48,263	0.0
178,000		Crown Castle, Inc., 2.250%, 01/15/2031	143,222	0.1
55,000		Crown Castle, Inc., 2.900%, 03/15/2027	50,106	0.0
27,000		Crown Castle, Inc., 3.150%, 07/15/2023	26,704	0.0
118,000		Crown Castle, Inc., 3.700%, 06/15/2026	112,348	0.1
545,000		Crown Castle, Inc., 3.800%, 02/15/2028	507,469	0.2
27,000		Equinix, Inc., 2.150%, 07/15/2030	21,540	0.0
435,000		Equinix, Inc., 3.200%, 11/18/2029	379,584	0.2
220,000		Equinix, Inc., 3.900%, 04/15/2032	196,076	0.1
477,000		GLP Capital L.P. / GLP Financing II, Inc., 3.250%, 01/15/2032	381,996	0.2
30,000		GLP Capital L.P. / GLP Financing II, Inc., 4.000%, 01/15/2031	25,787	0.0

See Accompanying Notes to Financial Statements

30

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
386,000	(2)	Goldman Sachs Group, Inc./The, 1.431%, 03/09/2027	$338,915	0.1
141,000	(2)	Goldman Sachs Group, Inc./The, 1.757%, 01/24/2025	135,016	0.1
959,000	(2)	Goldman Sachs Group, Inc./The, 1.992%, 01/27/2032	732,775	0.3
32,000	(2)	Goldman Sachs Group, Inc./The, 2.615%, 04/22/2032	25,596	0.0
785,000	(2)	Goldman Sachs Group, Inc./The, 2.640%, 02/24/2028	700,071	0.3
439,000	(2)	Goldman Sachs Group, Inc./The, 3.102%, 02/24/2033	357,601	0.1
67,000	(2)	Goldman Sachs Group, Inc./The, 4.482%, 08/23/2028	64,324	0.0
200,000	(2)	HSBC Holdings PLC, 2.251%, 11/22/2027	173,471	0.1
200,000	(2)	HSBC Holdings PLC, 2.999%, 03/10/2026	188,137	0.1
235,000	(2)	HSBC Holdings PLC, 5.402%, 08/11/2033	218,279	0.1
123,000		Intercontinental Exchange, Inc., 2.100%, 06/15/2030	100,646	0.0
151,000		Intercontinental Exchange, Inc., 4.350%, 06/15/2029	146,316	0.1
41,000		Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	33,978	0.0
31,000		Invitation Homes Operating Partnership L.P., 4.150%, 04/15/2032	27,206	0.0
69,000	(2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	60,707	0.0
1,811,000	(2)	JPMorgan Chase & Co., 2.005%, 03/13/2026	1,677,648	0.7
13,000	(2)	JPMorgan Chase & Co., 2.069%, 06/01/2029	10,880	0.0
209,000	(2)	JPMorgan Chase & Co., 2.182%, 06/01/2028	183,059	0.1
26,000	(2)	JPMorgan Chase & Co., 2.522%, 04/22/2031	21,333	0.0
341,000	(2)	JPMorgan Chase & Co., 2.545%, 11/08/2032	270,397	0.1
107,000	(2)	JPMorgan Chase & Co., 2.580%, 04/22/2032	85,970	0.0
93,000	(2)	JPMorgan Chase & Co., 2.595%, 02/24/2026	87,509	0.0
680,000	(2)	JPMorgan Chase & Co., 2.947%, 02/24/2028	616,105	0.2
31,000	(2)	JPMorgan Chase & Co., 3.220%, 03/01/2025	30,144	0.0
449,000	(2)	JPMorgan Chase & Co., 3.559%, 04/23/2024	446,098	0.2
244,000	(2)	JPMorgan Chase & Co., 4.565%, 06/14/2030	230,096	0.1
102,000	(2)	JPMorgan Chase & Co., 5.546%, 12/15/2025	102,080	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
20,000		Kimco Realty Corp., 4.600%, 02/01/2033	$18,350	0.0
200,000		Lloyds Banking Group PLC, 4.375%, 03/22/2028	190,182	0.1
105,000		Marsh & McLennan Cos, Inc., 2.250%, 11/15/2030	86,212	0.0
30,000		Mitsubishi UFJ Financial Group, Inc., 3.407%, 03/07/2024	29,386	0.0
263,000	(2)	Mitsubishi UFJ Financial Group, Inc., 4.788%, 07/18/2025	260,538	0.1
690,000	(2)	Morgan Stanley, 0.790%, 05/30/2025	641,854	0.3
1,469,000	(2)	Morgan Stanley, 1.512%, 07/20/2027	1,276,573	0.5
24,000	(2)	Morgan Stanley, 1.593%, 05/04/2027	21,081	0.0
165,000	(2)	Morgan Stanley, 1.794%, 02/13/2032	124,385	0.1
112,000	(2)	Morgan Stanley, 1.928%, 04/28/2032	84,769	0.0
148,000	(2)	Morgan Stanley, 2.239%, 07/21/2032	113,899	0.1
196,000	(2)	Morgan Stanley, 2.511%, 10/20/2032	153,907	0.1
400,000	(2)	Morgan Stanley, 2.943%, 01/21/2033	324,626	0.1
16,000	(2)	Morgan Stanley, 3.591%, 07/22/2028	14,701	0.0
72,000	(2)	Morgan Stanley, 3.772%, 01/24/2029	66,058	0.0
1,029,000	(2)	Morgan Stanley, 4.431%, 01/23/2030	959,775	0.4
40,000	(2)	Morgan Stanley, 4.889%, 07/20/2033	37,698	0.0
142,000		National Retail Properties, Inc., 3.000%, 04/15/2052	85,104	0.0
204,000		Nomura Holdings, Inc., 2.608%, 07/14/2031	158,258	0.1
85,000	(1)	Principal Life Global Funding II, 0.750%, 04/12/2024	80,328	0.0
101,000		Prologis L.P., 2.250%, 01/15/2032	80,320	0.0
208,000		Prologis L.P., 4.000%, 09/15/2028	197,760	0.1
5,000	(2)	State Street Corp., 4.164%, 08/04/2033	4,634	0.0
45,000		VICI Properties L.P., 4.375%, 05/15/2025	43,768	0.0
125,000		VICI Properties L.P., 4.750%, 02/15/2028	118,817	0.1
160,000		VICI Properties L.P., 4.950%, 02/15/2030	152,523	0.1
59,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	53,653	0.0
112,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 4.250%, 12/01/2026	104,734	0.0
24,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 4.500%, 09/01/2026	22,619	0.0

See Accompanying Notes to Financial Statements

31

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
32,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 4.625%, 06/15/2025	$30,722	0.0
31,000	(2)	Wells Fargo & Co., 2.393%, 06/02/2028	27,407	0.0
104,000		Wells Fargo & Co., 3.000%, 10/23/2026	96,260	0.0
137,000	(2)	Wells Fargo & Co., 3.526%, 03/24/2028	127,110	0.1
90,000	(2)	Wells Fargo & Co., 3.584%, 05/22/2028	83,703	0.0
52,000		Wells Fargo & Co., 4.150%, 01/24/2029	48,984	0.0
114,000	(2)	Wells Fargo & Co., 4.897%, 07/25/2033	108,586	0.0
			24,192,064	9.5

		Industrial: 1.7%
150,000		Agilent Technologies, Inc., 2.300%, 03/12/2031	121,317	0.1
236,000		Amcor Flexibles North America, Inc., 2.690%, 05/25/2031	192,336	0.1
20,000		Burlington Northern Santa Fe LLC, 2.875%, 06/15/2052	13,430	0.0
209,000		Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	153,163	0.1
80,000		CSX Corp., 2.500%, 05/15/2051	48,953	0.0
179,000		CSX Corp., 3.250%, 06/01/2027	167,514	0.1
122,000		General Dynamics Corp., 3.750%, 05/15/2028	116,197	0.0
379,000		Huntington Ingalls Industries, Inc., 2.043%, 08/16/2028	313,063	0.1
10,000		Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	9,093	0.0
218,000		L3Harris Technologies, Inc., 3.850%, 12/15/2026	208,215	0.1
241,000		Lockheed Martin Corp., 2.800%, 06/15/2050	163,429	0.1
10,000		Lockheed Martin Corp., 3.900%, 06/15/2032	9,453	0.0
108,000		Norfolk Southern Corp., 3.050%, 05/15/2050	72,826	0.0
117,000		Norfolk Southern Corp., 3.800%, 08/01/2028	111,483	0.0
234,000		Northrop Grumman Corp., 2.930%, 01/15/2025	224,588	0.1
131,000		Northrop Grumman Corp., 5.250%, 05/01/2050	129,769	0.1
59,000		nVent Finance Sarl, 2.750%, 11/15/2031	45,544	0.0
32,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	28,031	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
369,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.700%, 11/01/2024	$348,081	0.1
34,000		Raytheon Technologies Corp., 2.820%, 09/01/2051	22,181	0.0
403,000		Raytheon Technologies Corp., 3.125%, 07/01/2050	284,037	0.1
833,000		Raytheon Technologies Corp., 4.125%, 11/16/2028	798,980	0.3
26,000		Raytheon Technologies Corp., 4.625%, 11/16/2048	23,569	0.0
55,000		Republic Services, Inc., 2.375%, 03/15/2033	44,023	0.0
289,000		Ryder System, Inc., 3.350%, 09/01/2025	274,651	0.1
143,000		Textron, Inc., 3.900%, 09/17/2029	129,857	0.1
143,000		Union Pacific Corp., 3.200%, 05/20/2041	112,806	0.0
202,000		Union Pacific Corp., 3.250%, 02/05/2050	146,531	0.1
			4,313,120	1.7

		Technology: 2.0%
104,000		Apple, Inc., 2.550%, 08/20/2060	63,453	0.0
173,000		Apple, Inc., 4.100%, 08/08/2062	144,865	0.1
154,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.500%, 01/15/2028	140,364	0.1
348,000	(1)	Broadcom, Inc., 3.419%, 04/15/2033	279,961	0.1
157,000	(1)	Broadcom, Inc., 3.469%, 04/15/2034	125,710	0.1
5,000		Broadcom, Inc., 4.150%, 11/15/2030	4,493	0.0
25,000	(1)	Broadcom, Inc., 4.150%, 04/15/2032	22,015	0.0
15,000		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	17,167	0.0
33,000		DXC Technology Co., 2.375%, 09/15/2028	27,839	0.0
265,000		Electronic Arts, Inc., 1.850%, 02/15/2031	208,922	0.1
142,000		Intel Corp., 3.200%, 08/12/2061	89,586	0.0
304,000		International Business Machines Corp., 4.150%, 07/27/2027	296,723	0.1
76,000		KLA Corp., 3.300%, 03/01/2050	55,403	0.0
298,000		KLA Corp., 4.100%, 03/15/2029	288,174	0.1
85,000		KLA Corp., 5.250%, 07/15/2062	82,178	0.0
73,000		Lam Research Corp., 2.875%, 06/15/2050	49,119	0.0

See Accompanying Notes to Financial Statements

32

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
81,000		NVIDIA Corp., 3.500%, 04/01/2050	$61,540	0.0
84,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 2.500%, 05/11/2031	67,115	0.0
133,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 3.150%, 05/01/2027	120,839	0.1
617,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	576,557	0.2
871,000		Oracle Corp., 1.650%, 03/25/2026	780,738	0.3
74,000		Oracle Corp., 3.600%, 04/01/2050	50,131	0.0
1,208,000		Oracle Corp., 3.650%, 03/25/2041	896,288	0.4
14,000		Oracle Corp., 3.800%, 11/15/2037	11,135	0.0
2,000		QUALCOMM, Inc., 5.400%, 05/20/2033	2,089	0.0
74,000		Salesforce, Inc., 3.050%, 07/15/2061	47,349	0.0
219,000		ServiceNow, Inc., 1.400%, 09/01/2030	168,032	0.1
200,000		TSMC Arizona Corp., 4.250%, 04/22/2032	193,990	0.1
212,000		VMware, Inc., 1.800%, 08/15/2028	173,490	0.1
114,000		VMware, Inc., 2.200%, 08/15/2031	86,783	0.0
			5,132,048	2.0

		Utilities: 1.5%
41,000		AEP Texas, Inc., 3.450%, 05/15/2051	29,123	0.0
329,000		AEP Transmission Co. LLC, 2.750%, 08/15/2051	210,203	0.1
173,000		Alabama Power Co., 3.125%, 07/15/2051	118,268	0.1
32,000		Ameren Illinois Co., 2.900%, 06/15/2051	21,448	0.0
94,000	(1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	77,393	0.0
67,000		Atmos Energy Corp., 2.850%, 02/15/2052	43,665	0.0
155,000		Baltimore Gas and Electric Co., 4.550%, 06/01/2052	137,767	0.1
35,000		CenterPoint Energy Houston Electric LLC, 3.350%, 04/01/2051	25,943	0.0
87,000		CenterPoint Energy Houston Electric LLC, 3.600%, 03/01/2052	67,287	0.0
79,000		CenterPoint Energy Resources Corp., 1.750%, 10/01/2030	62,471	0.0
77,000		Commonwealth Edison Co., 2.750%, 09/01/2051	49,628	0.0
73,000		Consolidated Edison Co. of New York, Inc., 6.150%, 11/15/2052	78,609	0.0
199,000		Consumers Energy Co., 2.650%, 08/15/2052	126,173	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
83,000		Consumers Energy Co., 4.200%, 09/01/2052	$71,480	0.0
90,000		DTE Electric Co., 3.650%, 03/01/2052	70,057	0.0
42,000		DTE Electric Co., 3.950%, 03/01/2049	34,637	0.0
71,000		Duke Energy Carolinas LLC, 3.450%, 04/15/2051	52,213	0.0
34,000		Duke Energy Carolinas LLC, 3.550%, 03/15/2052	25,564	0.0
195,000		Duke Energy Corp., 4.300%, 03/15/2028	187,993	0.1
40,000		Duke Energy Corp., 5.000%, 12/08/2025	39,958	0.0
137,000		Duke Energy Florida LLC, 1.750%, 06/15/2030	109,216	0.1
262,000		Duke Energy Florida LLC, 3.800%, 07/15/2028	249,262	0.1
20,000		Duke Energy Florida LLC, 5.950%, 11/15/2052	21,413	0.0
262,000		Duke Energy Progress LLC, 2.900%, 08/15/2051	172,805	0.1
55,000		Edison International, 6.950%, 11/15/2029	57,564	0.0
185,000		Entergy Louisiana LLC, 2.350%, 06/15/2032	147,526	0.1
73,000	(1)	Exelon Corp., 2.750%, 03/15/2027	67,056	0.0
78,000	(1)	Exelon Corp., 4.100%, 03/15/2052	62,742	0.0
32,000		Exelon Corp., 4.700%, 04/15/2050	28,042	0.0
214,000		Florida Power & Light Co., 2.875%, 12/04/2051	144,548	0.1
30,000		Florida Power & Light Co., 3.950%, 03/01/2048	24,912	0.0
241,000		MidAmerican Energy Co., 2.700%, 08/01/2052	155,437	0.1
53,000		Northern States Power Co/MN, 2.600%, 06/01/2051	33,839	0.0
213,000	(1)	NRG Energy, Inc., 4.450%, 06/15/2029	188,794	0.1
150,000		Ohio Power Co., 2.900%, 10/01/2051	98,280	0.1
47,000		Oncor Electric Delivery Co. LLC, 3.100%, 09/15/2049	33,491	0.0
27,000	(1)	Oncor Electric Delivery Co. LLC, 4.150%, 06/01/2032	25,565	0.0
238,000		PECO Energy Co., 2.850%, 09/15/2051	157,832	0.1
85,000		Public Service Electric and Gas Co., 4.900%, 12/15/2032	85,430	0.0
200,000		Southern California Edison Co., 1.200%, 02/01/2026	177,577	0.1
74,000		Southwestern Public Service Co., 3.150%, 05/01/2050	51,412	0.0
27,000		Tampa Electric Co., 4.300%, 06/15/2048	21,971	0.0

See Accompanying Notes to Financial Statements

33

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
149,000		Virginia Electric and Power Co., 2.450%, 12/15/2050	$88,959	0.0
			3,733,553	1.5
		Total Corporate Bonds/Notes (Cost $72,625,621)	63,095,878	24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.8%
298,706	(1), (2),(3)	CSMC 2022-NQM4 A1A Trust, 4.819% (Step Rate @ 5.819% on 06/01/2026), 06/25/2067	293,425	0.1
546,228	(1),(2)	CSMC 2022-NQM5 A1 Trust, 5.169%, 05/25/2067	548,554	0.2
264,769	(1), (2),(3)	Homeward Opportunities Fund Trust 2022-1 A1, 5.082% (Step Rate @ 6.082% on 06/01/2026), 07/25/2067	264,407	0.1
902,107	(1),(2)	J.P. Morgan Mortgage Trust 2022-INV3 A3B, 3.000%, 09/25/2052	757,347	0.3
1,055,276	(1),(2)	Mello Mortgage Capital Acceptance 2022-INV2 A3, 3.000%, 04/25/2052	882,639	0.3
320,026	(1), (2),(3)	MFA 2022-INV2 A1 Trust, 4.950% (Step Rate @ 5.950% on 07/01/2026), 07/25/2057	310,541	0.1
363,037	(1),(3)	OBX 2022-NQM9 A1A Trust, 6.450% (Step Rate @ 7.450% on 11/01/2026), 09/25/2062	361,626	0.1
99,087	(1),(2)	PRKCM 2022-AFC2 A1 Trust, 5.335%, 08/25/2057	97,339	0.0
137,433	(1), (2),(3)	SG Residential Mortgage Trust 2022-2 A1, 5.353% (Step Rate @ 6.353% on 07/01/2026), 08/25/2062	139,903	0.1
197,584	(1),(3)	Spruce Hill Mortgage Loan Trust 2022-SH1 A1A, 4.100% (Step Rate @ 5.100% on 10/01/2026), 07/25/2057	180,874	0.1
399,053	(1), (2),(3)	Verus Securitization Trust 2022-7 A1, 5.152% (Step Rate @ 6.152% on 07/01/2026), 07/25/2067	402,334	0.2
118,837	(1),(3)	Verus Securitization Trust 2022-INV2 A1, 6.790% (Step Rate @ 7.790% on 10/01/2026), 10/25/2067	120,523	0.1
325,660	(1), (2),(3)	Visio 2022-1 A1 Trust, 5.759% (Step Rate @ 6.759% on 07/01/2026), 08/25/2057	331,007	0.1
		Total Collateralized Mortgage Obligations (Cost $4,892,441)	4,690,519	1.8
Principal Amount†			Value	Percentage of Net Assets

MUNICIPAL BONDS: 0.1%
		California: 0.1%
300,000		University of California, 2.650%, 05/15/2050	$184,332	0.1
		Total Municipal Bonds (Cost $219,335)	184,332	0.1

U.S. TREASURY OBLIGATIONS: 52.7%
		Treasury Inflation Indexed Protected Securities: 52.0%
357,695		0.125%,07/15/2024	346,206	0.1
813,085		0.125%,10/15/2024	783,138	0.3
321,591		0.125%,10/15/2025	305,704	0.1
2,568,339		0.125%,10/15/2026	2,408,234	0.9
2,797,022		0.125%,04/15/2027	2,607,651	1.0
4,059,842		0.125%,01/15/2030	3,649,173	1.4
8,886,013		0.125%,07/15/2030	7,961,907	3.1
8,757,797		0.125%,01/15/2031	7,783,622	3.1
5,448,310		0.125%,07/15/2031	4,817,981	1.9
11,567,753	(4)	0.125%,01/15/2032	10,140,912	4.0
2,060,370		0.125%,02/15/2051	1,328,956	0.5
1,959,088		0.125%,02/15/2052	1,270,733	0.5
4,060,199		0.250%,07/15/2029	3,719,293	1.5
3,535,408		0.250%,02/15/2050	2,387,513	0.9
691,169		0.375%,07/15/2025	663,949	0.3
672,367		0.375%,01/15/2027	634,273	0.2
2,028,420		0.375%,07/15/2027	1,912,488	0.8
7,885,495		0.625%,01/15/2024	7,718,752	3.0
9,779,954		0.625%,07/15/2032	8,965,856	3.5
3,454,400		0.625%,02/15/2043	2,790,072	1.1
7,188,617		0.750%,07/15/2028	6,851,139	2.7
4,167,234		0.750%,02/15/2042	3,491,625	1.4
4,872,329	(4)	0.750%,02/15/2045	3,944,880	1.5
5,785,369		0.875%,01/15/2029	5,514,674	2.2
3,197,485		0.875%,02/15/2047	2,624,414	1.0
2,653,810		1.000%,02/15/2046	2,256,444	0.9
2,296,150		1.000%,02/15/2048	1,934,922	0.8
2,125,819		1.000%,02/15/2049	1,779,042	0.7
3,196,750	(4)	1.375%,02/15/2044	2,971,816	1.2
3,802,756		1.625%,10/15/2027	3,800,038	1.5
3,192,135	(4)	1.750%,01/15/2028	3,191,456	1.3
1,683,916		2.125%,02/15/2040	1,783,938	0.7
2,565,183		2.125%,02/15/2041	2,719,709	1.1
4,192,405		2.375%,01/15/2027	4,277,827	1.7
2,456,831		2.500%,01/15/2029	2,562,902	1.0
1,527,835		3.375%,04/15/2032	1,750,124	0.7
3,497,141		3.625%,04/15/2028	3,813,069	1.5
4,328,966		3.875%,04/15/2029	4,866,636	1.9
			132,331,068	52.0

		U.S. Treasury Bonds: 0.7%
1,975,000		3.125%,02/15/2043	1,686,774	0.7
		Total U.S. Treasury Obligations (Cost $150,000,314)	134,017,842	52.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.8%
		Federal National Mortgage Association: 0.3%(5)
617,000	(6)	5.000%,01/15/2053	608,074	0.2
200,000	(6)	5.000%,02/15/2053	197,076	0.1
			805,150	0.3

		Government National Mortgage Association: 2.2%
529,507		2.000%,11/20/2050	447,451	0.2

See Accompanying Notes to Financial Statements

34

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
205,838		2.000%,01/20/2051	$173,808	0.1
151,311		2.000%,02/20/2051	127,011	0.0
578,600	(6)	2.000%,01/15/2053	485,043	0.2
503,724		2.500%,04/20/2051	439,266	0.2
225,740		2.500%,05/20/2052	195,818	0.1
669,735		2.500%,06/20/2052	581,485	0.2
378,406		2.500%,07/20/2052	328,539	0.1
371,423		3.000%,06/20/2051	332,755	0.1
464,866		3.000%,08/20/2051	416,646	0.2
123,511		3.000%,12/20/2051	110,488	0.0
140,600	(6)	3.000%,01/15/2053	125,226	0.0
567,489		3.500%,05/20/2047	531,326	0.2
291,000	(6)	3.500%,01/15/2053	267,408	0.1
237,220		4.000%,09/20/2048	226,615	0.1
288,000	(6)	4.000%,01/15/2053	272,566	0.1
178,904		4.500%,08/20/2048	175,932	0.1
174,000	(6)	4.500%,01/15/2053	168,819	0.1
273,000	(6)	5.000%,01/15/2053	270,554	0.1
			5,676,756	2.2

		Uniform Mortgage-Backed Securities: 8.3%
372,000	(6)	1.500%,01/15/2038	322,133	0.1
559,240		1.500%,11/01/2041	458,197	0.2
331,021		1.500%,12/01/2041	271,211	0.1
55,748		1.500%,10/01/2050	43,140	0.0
64,997		1.500%,10/01/2050	50,298	0.0
50,631		1.500%,11/01/2050	39,181	0.0
66,284		1.500%,03/01/2051	51,263	0.0
84,082		1.500%,03/01/2051	65,019	0.0
10,800		1.500%,05/01/2051	8,351	0.0
8,140		1.500%,06/01/2051	6,290	0.0
44,267		1.500%,10/01/2051	34,175	0.0
10,232		1.500%,11/01/2051	7,898	0.0
69,869		2.000%,02/01/2036	62,407	0.0
88,707		2.000%,03/01/2037	79,226	0.0
882,100	(6)	2.000%,01/15/2038	784,665	0.3
549,266		2.000%,02/01/2042	463,645	0.2
141,428		2.000%,09/01/2050	115,890	0.1
255,034		2.000%,10/01/2050	209,381	0.1
312,685		2.000%,02/01/2051	255,786	0.1
282,548		2.000%,03/01/2051	231,131	0.1
96,650		2.000%,04/01/2051	79,529	0.0
232,803		2.000%,04/01/2051	192,430	0.1
145,154		2.000%,04/01/2051	119,712	0.1
439,229		2.000%,08/01/2051	358,708	0.1
545,562		2.000%,08/01/2051	445,456	0.2
40,201		2.000%,10/01/2051	32,818	0.0
53,631		2.000%,11/01/2051	44,255	0.0
287,001		2.000%,11/01/2051	236,245	0.1
253,450		2.000%,11/01/2051	208,941	0.1
140,865		2.000%,11/01/2051	116,390	0.1
161,897		2.000%,11/01/2051	132,327	0.1
295,284		2.000%,12/01/2051	241,004	0.1
300,118		2.000%,12/01/2051	245,041	0.1
468,088		2.000%,01/01/2052	385,852	0.2
1,631,492		2.000%,02/01/2052	1,331,596	0.5
262,223		2.000%,03/01/2052	215,573	0.1
182,686		2.000%,03/01/2052	150,431	0.1
480,836		2.000%,03/01/2052	394,648	0.2
634,889		2.500%,10/01/2036	583,214	0.2
140,088		2.500%,07/01/2050	120,619	0.1
72,155		2.500%,07/01/2050	62,347	0.0
138,206		2.500%,07/01/2050	118,999	0.1
Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Uniform Mortgage-Backed Securities: (continued)
140,922		2.500%,07/01/2050	$121,231	0.1
22,036		2.500%,07/01/2050	18,914	0.0
115,905		2.500%,08/01/2050	99,794	0.0
141,633		2.500%,08/01/2050	121,945	0.1
35,954		2.500%,08/01/2050	30,957	0.0
81,292		2.500%,11/01/2050	70,512	0.0
22,143		2.500%,01/01/2051	19,043	0.0
72,020		2.500%,02/01/2051	61,756	0.0
122,110		2.500%,02/01/2051	105,906	0.1
10,552		2.500%,03/01/2051	9,040	0.0
6,902		2.500%,04/01/2051	5,907	0.0
12,424		2.500%,04/01/2051	10,633	0.0
3,367		2.500%,05/01/2051	2,887	0.0
6,388		2.500%,05/01/2051	5,468	0.0
113,511		2.500%,05/01/2051	97,495	0.0
99,268		2.500%,05/01/2051	86,041	0.0
10,120		2.500%,07/01/2051	8,669	0.0
3,719		2.500%,10/01/2051	3,177	0.0
38,219		2.500%,10/01/2051	32,677	0.0
1,133,463		2.500%,11/01/2051	975,926	0.4
95,780		2.500%,11/01/2051	82,223	0.0
29,131		2.500%,12/01/2051	24,907	0.0
292,463		2.500%,01/01/2052	249,660	0.1
2,291,793		2.500%,01/01/2052	1,959,652	0.8
369,763		3.000%,01/01/2036	347,401	0.1
269,065		3.000%,09/01/2050	243,281	0.1
59,406		3.000%,07/01/2051	52,966	0.0
1,028,722		3.000%,09/01/2051	910,671	0.4
74,895		3.000%,10/01/2051	66,295	0.0
136,965		3.000%,11/01/2051	121,143	0.1
61,328		3.000%,12/01/2051	54,391	0.0
28,903		3.000%,01/01/2052	25,407	0.0
7,835		3.000%,01/01/2052	6,892	0.0
43,806		3.000%,02/01/2052	39,141	0.0
1,008,288		3.000%,03/01/2052	896,485	0.4
39,786		3.000%,04/01/2052	35,344	0.0
63,099		3.000%,05/01/2052	55,738	0.0
251,029		3.000%,08/01/2052	222,211	0.1
146,618		3.500%,05/01/2036	140,489	0.1
47,000	(6)	3.500%,01/15/2038	44,967	0.0
566,803		3.500%,01/01/2051	522,090	0.2
1,183,789		3.500%,09/01/2051	1,092,395	0.4
33,889		3.500%,05/01/2052	31,240	0.0
59,212		3.500%,06/01/2052	54,028	0.0
56,222		3.500%,06/01/2052	51,658	0.0
22,794		3.500%,06/01/2052	20,793	0.0
34,587		3.500%,07/01/2052	31,802	0.0
24,619		3.500%,08/01/2052	22,681	0.0
5,671		3.500%,09/01/2052	5,208	0.0
15,879		3.500%,09/01/2052	14,553	0.0
20,873		3.500%,09/01/2052	19,066	0.0
25,839		3.500%,09/01/2052	23,570	0.0
714,894		4.000%,04/01/2050	679,668	0.3
42,901		4.000%,04/01/2052	40,682	0.0
676,500	(6)	4.000%,01/15/2053	634,538	0.3
515,052		4.500%,03/01/2048	507,142	0.2
20,636		4.500%,07/01/2052	19,884	0.0
19,412		4.500%,07/01/2052	18,705	0.0
121,982		4.500%,07/01/2052	117,680	0.1
37,586		4.500%,08/01/2052	36,211	0.0
83,200	(6)	4.500%,01/15/2053	80,086	0.0

See Accompanying Notes to Financial Statements

35

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Uniform Mortgage-Backed Securities: (continued)
100,000	(6)	4.500%,02/15/2053	$96,269	0.0
			20,962,613	8.3
		Total U.S. Government Agency Obligations (Cost $29,754,762)	27,444,519	10.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.6%
366,000		BANK 2019-BNK23 A3, 2.920%, 12/15/2052	318,207	0.1
280,000	(2)	BANK 2022-BNK42 A5, 4.493%, 06/15/2055	268,160	0.1
300,000		Barclays Commercial Mortgage Trust 2019-C3 B, 4.096%, 05/15/2052	256,958	0.1
280,000		Barclays Commercial Mortgage Trust 2019-C4 B, 3.322%, 08/15/2052	222,390	0.1
240,000	(2)	BBCMS Mortgage Trust 2022-C16 A5, 4.600%, 06/15/2055	231,428	0.1
1,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	951,139	0.4
926,715	(1)	BX Commercial Mortgage Trust 2021-XL2 A, 5.007%, (US0001M + 0.689%), 10/15/2038	892,072	0.4
800,000	(1)	BX Trust 2021-ARIA A, 5.217%, (US0001M + 0.899%), 10/15/2036	762,366	0.3
410,000		CD 2017-CD3 A4 Mortgage Trust, 3.631%, 02/10/2050	381,786	0.1
500,000		CD 2017-CD6 Mortgage Trust A5, 3.456%, 11/13/2050	462,184	0.2
800,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 5.298%, (US0001M + 0.980%), 05/15/2036	791,639	0.3
730,000	(1)	Credit Suisse Mortgage Capital Certificates 2021-BHAR A, 5.468%, (US0001M + 1.150%), 11/15/2038	697,426	0.3
205,000		CSAIL 2015-C3 A4 Commercial Mortgage Trust, 3.718%, 08/15/2048	195,295	0.1
550,000	(1)	ELP Commercial Mortgage Trust 2021-ELP A, 5.019%, (US0001M + 0.701%), 11/15/2038	528,770	0.2
380,715	(1)	Extended Stay America Trust 2021-ESH A, 5.398%, (US0001M + 1.080%), 07/15/2038	370,312	0.1
980,000	(2)	Fannie Mae Multifamily REMIC Trust 2022-M10 A2, 1.938%, 01/25/2032	786,777	0.3
Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURTIES: (continued)
1,760,000		Freddie Mac Multifamily WI Certificates Series WI-K146 A2, 2.920%, 07/25/2032	$1,548,935	0.6
1,000,000		GS Mortgage Securities Trust 2016-GS2 A4, 3.050%, 05/10/2049	928,747	0.4
600,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2021-HYAH A, 5.078%, (US0001M + 0.760%), 06/15/2038	582,031	0.2
380,000	(1)	Med Trust 2021-MDLN A, 5.268%, (US0001M + 0.950%), 11/15/2038	366,346	0.1
100,000	(1)	MF1 2021-W10 A, 5.406%, (TSFR1M + 1.070%), 12/15/2034	95,310	0.0
1,100,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 A4, 4.051%, 04/15/2047	1,078,077	0.4
215,000	(1)	MTN Commercial Mortgage Trust 2022-LPFL A, 5.733%, (TSFR1M + 1.397%), 03/15/2039	209,658	0.1
250,000	(1)	Taubman Centers Commercial Mortgage Trust 2022-DPM A, 6.522%, (TSFR1M + 2.186%), 05/15/2037	243,370	0.1
422,500		Wells Fargo Commercial Mortgage Trust 2015-C26 B, 3.783%, 02/15/2048	390,871	0.2
700,000		Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	645,038	0.3
		Total Commercial Mortgage-Backed Securities (Cost $15,314,286)	14,205,292	5.6

ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 0.2%
430,000	(1)	Credit Acceptance Auto Loan Trust 2021-4 A, 1.260%, 10/15/2030	403,354	0.2

		Other Asset-Backed Securities: 0.6%
401,000	(1)	AMSR 2022-SFR3 D Trust, 4.000%, 10/17/2039	347,848	0.1
114,278	(1)	GoodLeap Sustainable Home Solutions Trust 2022-1GS A, 2.700%, 01/20/2049	87,467	0.0
400,000	(1)	New Residential Mortgage Loan Trust 2022-SFR2 D, 4.000%, 09/04/2039	343,853	0.1
395,000	(1)	Progress Residential 2022-SFR6 D Trust, 6.035%, 07/20/2039	368,535	0.2

See Accompanying Notes to Financial Statements

36

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
525,000	(1)	Progress Residential 2022-SFR7 Trust D, 5.500%, 10/27/2039	$486,901	0.2
			1,634,604	0.6

		Student Loan Asset-Backed Securities: 0.8%
145,314	(1)	College Avenue Student Loans LLC 2021-B A2, 1.760%, 06/25/2052	120,882	0.0
159,413	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	150,721	0.1
669,587	(1)	Nelnet Student Loan Trust 2021-BA AFL, 5.133%, (US0001M + 0.780%), 04/20/2062	651,670	0.2
594,900		SLM Private Credit Student Loan Trust 2005-A A4, 5.079%, (US0003M + 0.310%), 12/15/2038	567,217	0.2
457,569	(1)	SMB Private Education Loan Trust 2021-D A1A, 1.340%, 03/17/2053	401,215	0.2
264,585	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	255,635	0.1
			2,147,340	0.8
		Total Asset-Backed Securities (Cost $4,451,174)	4,185,298	1.6

SOVEREIGN BONDS: 0.7%
200,000		Chile Government International Bond, 3.860%, 06/21/2047	156,794	0.1
EUR 302,500		European Union, 0.700%, 07/06/2051	176,690	0.1
200,000	(1)	Indonesia Government International Bond, 6.750%, 01/15/2044	224,797	0.1
200,000	(1)	Kazakhstan Government International Bond, 4.875%, 10/14/2044	179,472	0.1
300,000		Mexico Government International Bond, 4.600%, 02/10/2048	232,641	0.1
200,000		Panama Government International Bond, 4.500%, 04/01/2056	146,559	0.0
103,000		Peruvian Government International Bond, 2.783%, 01/23/2031	85,462	0.0
53,000		Peruvian Government International Bond, 3.300%, 03/11/2041	38,732	0.0
200,000		Philippine Government International Bond, 3.700%, 02/02/2042	164,264	0.1
200,000	(1)	Qatar Government International Bond, 5.103%, 04/23/2048	201,478	0.1
Principal Amount†			Value	Percentage of Net Assets

SOVEREIGN BONDS: (continued)
45,049		Uruguay Government International Bond, 5.100%, 06/18/2050	$44,334	0.0
		Total Sovereign Bonds (Cost $2,153,679)	1,651,223	0.7

			Value	Percentage of Net Assets

PURCHASED OPTIONS(7): 0.4%
		Total Purchased Options (Cost $1,012,518)	907,385	0.4
		Total Long-Term Investments (Cost $280,424,130)	250,382,288	98.5

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
5,637,951	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $5,637,951)	5,637,951	2.2
		Total Short-Term Investments (Cost $5,637,951)	5,637,951	2.2
		Total Investments in Securities (Cost $286,062,081)	$256,020,239	100.7
		Liabilities in Excess of Other Assets	(1,804,088)	(0.7)
		Net Assets	$254,216,151	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2022.
(3)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2022.
(4)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Represents or includes a TBA transaction.
(7)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Rate shown is the 7-day yield as of December 31, 2022.

Currency Abbreviations:

EUR	EU Euro

See Accompanying Notes to Financial Statements

37

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Purchased Options	$65,906	$841,479	$—	$907,385
Corporate Bonds/Notes	—	63,095,878	—	63,095,878
Collateralized Mortgage Obligations	—	4,690,519	—	4,690,519
Municipal Bonds	—	184,332	—	184,332
U.S. Government Agency Obligations	—	27,444,519	—	27,444,519
Commercial Mortgage-Backed Securities	—	14,205,292	—	14,205,292
Sovereign Bonds	—	1,651,223	—	1,651,223
Asset-Backed Securities	—	4,185,298	—	4,185,298
U.S. Treasury Obligations	—	134,017,842	—	134,017,842
Short-Term Investments	5,637,951	—	—	5,637,951
Total Investments, at fair value	$5,703,857	$250,316,382	$—	$256,020,239
Other Financial Instruments+
Centrally Cleared Swaps	—	2,573,411	—	2,573,411
Forward Foreign Currency Contracts	—	3,788	—	3,788
Futures	890,940	—	—	890,940
OTC Swaps	—	330,515	—	330,515
Total Assets	$6,594,797	$253,224,096	$—	$259,818,893
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,036,668)	$—	$(1,036,668)
Forward Foreign Currency Contracts	—	(14,395)	—	(14,395)
Futures	(483,176)	—	—	(483,176)
Sales Commitments	—	(2,502,114)	—	(2,502,114)
Written Options	(6,950)	(2,080,910)	—	(2,087,860)
Total Liabilities	$(490,126)	$(5,634,087)	$—	$(6,124,213)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	4,927,500	USD	250,000	Citibank N.A.	02/08/23	$1,085
USD	69,469	JPY	9,133,277	Citigroup Global Markets	02/02/23	(414)
USD	66,277	GBP	54,000	Deutsche Bank AG	02/02/23	938
USD	38,718	GBP	32,163	JPMorgan Chase Bank N.A.	02/02/23	(199)
USD	50,000	JPY	6,558,597	JPMorgan Chase Bank N.A.	02/02/23	(183)
USD	53,318	EUR	50,000	JPMorgan Chase Bank N.A.	02/02/23	(322)
USD	125,000	MXN	2,481,130	JPMorgan Chase Bank N.A.	02/08/23	(1,428)
USD	125,000	MXN	2,482,320	JPMorgan Chase Bank N.A.	02/08/23	(1,489)
USD	108,245	GBP	88,000	Morgan Stanley & Co. International PLC	02/02/23	1,765
USD	89,869	JPY	12,438,103	Toronto Dominion Securities	02/02/23	(5,302)
USD	82,276	EUR	79,514	Toronto Dominion Securities	02/02/23	(3,025)
USD	83,790	EUR	80,000	UBS AG	02/02/23	(2,033)
						$(10,607)

See Accompanying Notes to Financial Statements

38

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

At December 31, 2022, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
3-month SOFRRATE	106	03/19/23	$25,185,600	$(30,701)
Euro-Bund	1	03/08/23	142,294	(8,757)
U.S. Treasury 2-Year Note	416	03/31/23	85,312,500	(304,555)
U.S. Treasury 5-Year Note	106	03/31/23	11,440,547	(134,139)
			$122,080,941	$(478,152)
Short Contracts:
Canada 10-Year Bond	(2)	03/22/23	(181,019)	4,236
Euro-Buxl® 30-year German Government Bond	(2)	03/08/23	(289,534)	55,765
Japan 10-Year Bond (TSE)	(7)	03/13/23	(7,758,458)	122,633
U.S. Treasury 10-Year Note	(59)	03/22/23	(6,625,516)	56,633
U.S. Treasury Long Bond	(84)	03/22/23	(10,528,875)	(5,024)
U.S. Treasury Ultra 10-Year Note	(127)	03/22/23	(15,021,719)	226,813
U.S. Treasury Ultra Long Bond	(44)	03/22/23	(5,909,750)	424,860
			$(46,314,871)	$885,916

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	2.781%	Annual	07/05/32	USD 966,811	$(61,173)	$(61,173)
Pay	1-day Secured Overnight Financing Rate	Annual	2.829	Annual	07/05/32	USD 966,811	(57,281)	(57,281)
Pay	1-day Secured Overnight Financing Rate	Annual	2.707	Annual	07/06/32	USD 645,200	(44,900)	(44,900)
Pay	1-day Secured Overnight Financing Rate	Annual	2.619	Annual	07/07/32	USD 439,459	(33,898)	(33,898)
Pay	1-day Secured Overnight Financing Rate	Annual	2.597	Annual	07/26/32	USD 385,913	(30,823)	(30,823)
Pay	1-day Secured Overnight Financing Rate	Annual	2.920	Annual	09/02/32	USD 215,681	(11,558)	(11,558)
Pay	1-day Secured Overnight Financing Rate	Annual	3.479	Annual	10/04/32	USD 535,000	(3,884)	(3,884)
Pay	1-day Secured Overnight Financing Rate	Annual	3.413	Annual	10/05/32	USD 303,000	(3,895)	(3,895)
Pay	1-day Secured Overnight Financing Rate	Annual	3.826	Annual	10/27/32	USD 727,572	15,708	15,708
Pay	1-day Secured Overnight Financing Rate	Annual	3.556	Annual	11/14/32	USD 847,000	(848)	(848)
Pay	1-day Secured Overnight Financing Rate	Annual	3.581	Annual	11/16/32	USD 1,679,000	1,865	1,865
Pay	1-day Secured Overnight Financing Rate	Annual	3.470	Annual	11/18/32	USD 906,000	(7,387)	(7,387)
Pay	1-day Secured Overnight Financing Rate	Annual	3.413	Annual	11/21/32	USD 1,205,000	(15,488)	(15,488)
Pay	1-day Secured Overnight Financing Rate	Annual	3.236	Annual	12/05/32	USD 1,490,000	(40,978)	(40,978)
Pay	1-day Secured Overnight Financing Rate	Annual	3.210	Annual	12/06/32	USD 892,000	(26,451)	(26,451)
Pay	1-day Secured Overnight Financing Rate	Annual	3.185	Annual	12/12/32	USD 1,490,000	(47,242)	(47,242)
Receive	1-day Secured Overnight Financing Rate	Annual	2.754	Annual	08/23/32	USD 803,000	54,056	54,056
Receive	1-day Secured Overnight Financing Rate	Annual	2.925	Annual	09/01/32	USD 817,283	43,430	43,430
Receive	1-day Secured Overnight Financing Rate	Annual	2.934	Annual	09/02/32	USD 809,000	42,432	42,432
Receive	1-day Secured Overnight Financing Rate	Annual	2.989	Annual	09/02/32	USD 809,000	38,678	38,678

See Accompanying Notes to Financial Statements

39

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-day Secured Overnight Financing Rate	Annual	3.078%	Annual	09/09/32	USD 478,000	$19,363	$19,363
Receive	1-day Secured Overnight Financing Rate	Annual	3.469	Annual	09/30/32	USD 760,384	6,119	6,119
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	10/03/32	USD 1,140,600	601	601
Receive	1-day Secured Overnight Financing Rate	Annual	3.620	Annual	10/12/32	USD 763,951	(3,242)	(3,242)
Receive	1-day Secured Overnight Financing Rate	Annual	3.650	Annual	10/14/32	USD 303,000	(2,016)	(2,016)
Receive	1-day Secured Overnight Financing Rate	Annual	3.617	Annual	10/17/32	USD 632,000	(2,648)	(2,648)
Receive	1-day Secured Overnight Financing Rate	Annual	3.848	Annual	10/21/32	USD 1,060,000	(24,925)	(24,925)
Receive	1-day Secured Overnight Financing Rate	Annual	3.855	Annual	10/24/32	USD 603,000	(14,502)	(14,502)
Receive	1-day Secured Overnight Financing Rate	Annual	3.935	Annual	10/25/32	USD 875,000	(26,909)	(26,909)
Receive	1-day Secured Overnight Financing Rate	Annual	3.809	Annual	11/15/32	USD 565,000	(11,375)	(11,375)
Receive	1-day Secured Overnight Financing Rate	Annual	3.820	Annual	11/15/32	USD 1,516,000	(31,931)	(31,931)
Receive	1-day Secured Overnight Financing Rate	Annual	3.286	Annual	12/13/32	USD 857,000	19,933	19,933
Receive	1-day Secured Overnight Financing Rate	Annual	3.361	Annual	12/22/32	USD 1,442,000	24,151	24,151
							$(237,018)	$(237,018)

At December 31, 2022, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.765%	At Termination Date	12/15/27	EUR 1,227,500	$1,898	$2,193
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.670	At Termination Date	09/15/32	EUR 270,000	(1,313)	(1,371)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.415	At Termination Date	10/15/32	EUR 585,000	(15,354)	(15,354)
Pay	France CPI ex-Tobacco (FRCPXTOB)	At Termination Date	3.080	At Termination Date	12/15/32	EUR 1,227,500	322	(218)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.433	At Termination Date	07/15/52	EUR 75,000	(7,098)	(7,098)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.441	At Termination Date	08/15/52	EUR 75,000	(6,397)	(6,397)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.523	At Termination Date	09/15/52	EUR 80,000	(4,130)	(4,130)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.647	At Termination Date	11/15/52	EUR 80,000	(272)	(272)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.170	At Termination Date	10/21/23	USD 330,000	991	990
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.596	At Termination Date	11/18/32	USD 290,000	741	741
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	3.080	At Termination Date	09/15/27	EUR 270,000	(132)	(110)

See Accompanying Notes to Financial Statements

40

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.555%	At Termination Date	10/15/27	EUR 585,000	$12,939	$12,939
Receive	France CPI ex-Tobacco (FRCPXTOB)	At Termination Date	3.320	At Termination Date	12/15/27	EUR 1,227,500	(1,535)	(1,100)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.570	At Termination Date	12/15/32	EUR 1,227,500	(2,463)	(2,653)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.604	At Termination Date	08/15/52	EUR 35,000	1,116	1,116
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.339	At Termination Date	02/17/24	USD 5,300,000	500,387	500,387
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD 3,000,000	315,005	315,005
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	4.223	At Termination Date	04/08/24	USD 8,900,000	18,700	18,700
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD 3,500,000	366,026	366,026
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706	At Termination Date	08/12/24	USD 1,300,000	152,688	152,688
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.995	At Termination Date	10/21/24	USD 330,000	(2,077)	(2,077)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.483	At Termination Date	12/23/24	USD 3,800,000	3,956	3,956
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.945	At Termination Date	03/12/25	USD 1,650,000	253,459	253,459
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.794	At Termination Date	04/08/25	USD 5,300,000	(13,252)	(13,252)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.563	At Termination Date	06/24/25	USD 4,900,000	(47,828)	(47,828)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.100	At Termination Date	08/08/25	USD 2,200,000	(16,773)	(16,773)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.783	At Termination Date	11/04/25	USD 1,300,000	161,927	161,880
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD 1,600,000	162,638	162,638
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.526	At Termination Date	04/08/26	USD 16,000,000	(70,502)	(70,502)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.270	At Termination Date	06/24/26	USD 6,500,000	(55,151)	(55,151)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.136	At Termination Date	11/10/26	USD 1,700,000	48,026	48,026
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.045	At Termination Date	12/02/26	USD 2,165,000	68,180	68,180
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.925	At Termination Date	02/02/27	USD 3,400,000	79,687	79,687

See Accompanying Notes to Financial Statements

41

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.000%	At Termination Date	02/25/27	USD 5,540,000	$95,403	$95,403
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.213	At Termination Date	03/02/27	USD 1,350,000	9,070	9,070
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.290	At Termination Date	03/07/27	USD 2,200,000	4,988	4,988
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.646	At Termination Date	05/04/27	USD 2,500,000	(61,282)	(61,282)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.262	At Termination Date	05/12/27	USD 1,955,000	(15,638)	(15,638)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.904	At Termination Date	07/05/27	USD 2,025,000	1,025	1,025
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.030	At Termination Date	08/02/27	USD 2,400,000	(30,688)	(35,918)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.765	At Termination Date	09/23/27	USD 485,000	(4,924)	(4,924)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.607	At Termination Date	12/12/27	USD 8,245,000	(17,202)	(17,202)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.613	At Termination Date	12/12/27	USD 2,395,000	(5,660)	(5,660)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.890	At Termination Date	08/02/29	USD 2,100,000	(26,377)	(31,769)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.087	At Termination Date	04/08/30	USD 2,950,000	(23,877)	(23,877)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.468	At Termination Date	04/19/31	USD 535,000	47,398	47,398
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.843	At Termination Date	06/24/31	USD 2,650,000	(15,749)	(15,749)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.631	At Termination Date	06/29/52	USD 1,365,000	(37,050)	(37,050)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.426	At Termination Date	08/17/52	USD 50,000	580	580
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.485	At Termination Date	09/20/52	USD 100,000	(679)	(679)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.618	At Termination Date	10/27/52	USD 1,030,000	(38,884)	(38,884)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.493	At Termination Date	12/12/52	USD 50,000	(396)	(396)
							$1,784,467	$1,773,761

See Accompanying Notes to Financial Statements

42

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

At December 31, 2022, the following OTC inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.562%	At Termination Date	01/15/25	USD 14,500,000	$330,515	$—	$330,515
								$330,515	$—	$330,515

At December 31, 2022, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
3-month SOFRRATE	Call	01/13/23	95.13 USD	555	USD 132,259,969	$127,245	$65,906
						$127,245	$65,906

At December 31, 2022, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
3-month SOFRRATE	Call	01/13/23	95.38 USD	556	USD 132,498,275	$40,516	$(6,950)
						$40,516	$(6,950)

At December 31, 2022, the following OTC purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.533%	1-day Secured Overnight Financing Rate	10/12/23	USD 1,908,430	$80,536	$79,724
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.873%	1-day Secured Overnight Financing Rate	08/30/23	USD 4,140,000	153,594	65,624
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.062%	1-day Secured Overnight Financing Rate	12/05/23	USD 3,434,856	135,573	93,621
Call on 1-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	4.000%	1-day Secured Overnight Financing Rate	06/30/23	USD 66,231,000	142,397	79,026
Put on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.533%	1-day Secured Overnight Financing Rate	10/12/23	USD 1,908,430	80,536	66,177
Put on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.873%	1-day Secured Overnight Financing Rate	08/30/23	USD 4,140,000	153,594	264,801
Put on 10-Year Interest Rate Swap(2)	Morgan Stanley & Co. International PLC	Pay	3.062%	1-day Secured Overnight Financing Rate	12/05/23	USD 3,434,856	139,043	192,506
							$885,273	$841,479

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.175%	1-day Secured Overnight Financing Rate	06/13/23	USD 6,483,000	$256,727	$(108,128)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	2.435%	1-day Secured Overnight Financing Rate	08/10/23	USD 1,404,000	49,245	(10,227)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	2.540%	1-day Secured Overnight Financing Rate	08/07/23	USD 2,765,318	98,238	(23,373)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	2.750%	1-day Secured Overnight Financing Rate	07/19/23	USD 531,500	19,286	(4,816)

See Accompanying Notes to Financial Statements

43

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.023%	1-day Secured Overnight Financing Rate	12/14/23	USD 3,777,000	$150,513	$(100,671)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.185%	1-day Secured Overnight Financing Rate	06/15/23	USD 2,190,203	83,885	(37,614)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.262%	1-day Secured Overnight Financing Rate	10/03/23	USD 1,030,552	41,724	(30,829)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.688%	1-day Secured Overnight Financing Rate	11/10/23	USD 3,024,800	115,472	(149,781)
Call on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.678%	1-day Secured Overnight Financing Rate	08/21/23	USD 1,560,000	56,316	(17,711)
Call on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	3.323%	1-day Secured Overnight Financing Rate	11/16/23	USD 3,953,000	148,238	(140,065)
Call on 1-Year Interest Rate Swap(2)	Goldman Sachs International	Pay	3.400%	1-day Secured Overnight Financing Rate	06/30/23	USD 66,231,000	57,952	(32,282)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.175%	1-day Secured Overnight Financing Rate	06/13/23	USD 6,483,000	256,727	(283,912)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.435%	1-day Secured Overnight Financing Rate	08/10/23	USD 1,404,000	49,245	(128,781)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.540%	1-day Secured Overnight Financing Rate	08/07/23	USD 2,765,318	98,238	(233,962)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.750%	1-day Secured Overnight Financing Rate	07/19/23	USD 531,500	19,062	(38,573)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.023%	1-day Secured Overnight Financing Rate	12/14/23	USD 3,777,000	150,513	(219,701)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.185%	1-day Secured Overnight Financing Rate	06/15/23	USD 2,190,203	83,885	(94,834)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.262%	1-day Secured Overnight Financing Rate	10/03/23	USD 1,030,552	41,724	(46,480)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.688%	1-day Secured Overnight Financing Rate	11/10/23	USD 3,024,800	115,472	(87,454)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.678%	1-day Secured Overnight Financing Rate	08/21/23	USD 1,560,000	56,316	(118,019)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.323%	1-day Secured Overnight Financing Rate	11/16/23	USD 3,953,000	148,238	(173,697)
							$2,097,016	$(2,080,910)

The following sales commitments were held by the VY® BlackRock Inflation Protected Bond Portfolio at December 31, 2022:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(281,600)	Ginnie Mae, 2.500%, due 01/15/53	01/23/23	$(244,098)
(16,200)	Uniform Mortgage-Backed Securities, 1.500%, due 01/15/53	01/12/23	(12,477)
(28,000)	Uniform Mortgage-Backed Securities, 2.000%, due 01/15/53	01/12/23	(22,790)
(1,134,290)	Uniform Mortgage-Backed Securities, 2.000%, due 02/15/53	02/13/23	(924,206)
(68,000)	Uniform Mortgage-Backed Securities, 2.500%, due 01/15/38	01/17/23	(62,233)
(31,000)	Uniform Mortgage-Backed Securities, 2.500%, due 01/15/53	01/12/23	(26,257)
(618,600)	Uniform Mortgage-Backed Securities, 2.500%, due 02/15/53	02/13/23	(524,500)
(19,000)	Uniform Mortgage-Backed Securities, 3.000%, due 01/15/38	01/17/23	(17,797)
(491,500)	Uniform Mortgage-Backed Securities, 3.000%, due 01/15/53	01/12/23	(431,457)
(160,000)	Uniform Mortgage-Backed Securities, 3.500%, due 01/15/53	01/12/23	(145,379)
(100,000)	Uniform Mortgage-Backed Securities, 3.500%, due 02/15/53	02/13/23	(90,920)
	Total Sales Commitments Proceeds receivable $(2,530,082)		$(2,502,114)

See Accompanying Notes to Financial Statements

44

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

Currency Abbreviations

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$907,385
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,788
Interest rate contracts	Variation margin receivable on futures contracts**	890,940
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	2,573,411
Interest rate contracts	Unrealized appreciation on OTC swap agreements	330,515
Total Asset Derivatives		$4,706,039
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,395
Interest rate contracts	Variation margin payable on futures contracts**	483,176
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,036,668
Interest rate contracts	Written options, at fair value	2,087,860
Total Liability Derivatives		$3,622,099

*	Includes purchased options.

**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$23,981	$—	$—	$23,981
Foreign exchange contracts	(57,720)	471,006	—	—	14,698	427,984
Credit contracts	—	—	—	13,053	—	13,053
Interest rate contracts	802,744	—	7,119,923	8,929,622	(1,032,587)	15,819,702
Total	$745,024	$471,006	$7,143,904	$8,942,675	$(1,017,889)	$16,284,720

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(82,137)	$—	$—	$—	$(82,137)
Interest rate contracts	(44,697)	—	649,987	(5,726,062)	5,203	(5,115,569)
Total	$(44,697)	$(82,137)	$649,987	$(5,726,062)	$5,203	$(5,197,706)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

45

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	Barclays Bank PLC	Citibank N.A.	Citigroup Global Markets	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	Toronto Dominion Securities	UBS AG	Totals
Assets:
Purchased options	$145,901	$—	$—	$—	$79,026	$330,425	$286,127	$—	$—	$841,479
Forward foreign currency contracts	—	1,085	—	938	—	—	1,765	—	—	3,788
OTC Interest rate swaps	—	330,515	—	—	—	—	—	—	—	330,515
Total Assets	$145,901	$331,600	—	$938	$79,026	$330,425	$287,892	$—	$—	$1,175,782
Liabilities:
Forward foreign currency contracts	$—	$—	$414	$—	$—	$3,621	$—	$8,327	$2,033	14,395
Written options	392,040	—	—	1,207,096	32,282	449,492	—	—	—	2,080,910
Total Liabilities	$392,040	$—	$414	$1,207,096	$32,282	$453,113	$—	$8,327	$2,033	$2,095,305
Net OTC derivative instruments by counterparty, at fair value	$(246,139)	$331,600	$(414)	$(1,206,158)	$46,744	$(122,688)	$287,892	$(8,327)	$(2,033)	$(919,523)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(331,600)		$—	$(46,744)	$—	$(270,000)	$—	$—	$(648,344)
Net Exposure(1)(2)	$(246,139)	$—	$(414)	$(1,206,158)	$—	$(122,688)	$17,892	$(8,327)	$(2,033)	$(1,567,867)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2022, the Portfolio had received $340,000 and $70,000 in cash collateral from Citibank N.A. and Goldman Sachs International, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $287,064,551.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,998,920
Gross Unrealized Depreciation	(32,456,767)
Net Unrealized Depreciation	$(30,457,847)

See Accompanying Notes to Financial Statements

46

VY® BrandywineGLOBAL — Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 20.7%
		Basic Materials: 0.5%
1,260,000		Southern Copper Corp., 5.250%, 11/08/2042	$1,205,225	0.5

		Communications: 2.8%
1,760,000		AT&T, Inc., 2.550%, 12/01/2033	1,357,735	0.5
5,168,000		Meta Platforms, Inc., 4.450%, 08/15/2052	4,133,582	1.6
1,981,000		T-Mobile USA, Inc., 5.650%, 01/15/2053	1,928,753	0.7
			7,420,070	2.8

		Consumer, Cyclical: 3.6%
830,000		Aptiv PLC / Aptiv Corp., 3.250%, 03/01/2032	681,070	0.2
1,540,000		General Motors Co., 5.200%, 04/01/2045	1,257,966	0.5
2,950,000		General Motors Co., 5.600%, 10/15/2032	2,748,940	1.0
3,765,000		Lowe’s Cos, Inc., 5.625%, 04/15/2053	3,625,589	1.4
1,600,000		Starbucks Corp., 2.550%, 11/15/2030	1,349,139	0.5
			9,662,704	3.6

		Energy: 1.4%
530,000		Devon Energy Corp., 7.875%, 09/30/2031	599,681	0.2
2,600,000		Diamondback Energy, Inc., 6.250%, 03/15/2033	2,647,028	1.0
330,000		Hess Corp., 7.300%, 08/15/2031	359,247	0.1
180,000		Hess Corp., 7.875%, 10/01/2029	199,947	0.1
			3,805,903	1.4

		Financial: 11.9%
6,450,000	(1)	Bank of America Corp., 4.083%, 03/20/2051	5,078,817	1.9
2,280,000	(2)	Blue Owl Finance LLC, 3.125%, 06/10/2031	1,698,370	0.6
2,210,000	(1)	Citigroup, Inc., 3.785%, 03/17/2033	1,896,129	0.7
2,660,000		Equinix, Inc., 2.500%, 05/15/2031	2,143,804	0.8
4,490,000		Goldman Sachs Group, Inc./The, 5.700%, 11/01/2024	4,546,700	1.7
2,465,000		Golub Capital BDC, Inc., 2.500%, 08/24/2026	2,095,720	0.8
5,290,000	(2)	Jackson National Life Global Funding, 5.473%, (SOFRRATE + 1.150%), 06/28/2024	5,292,186	2.0
550,000	(1)	JPMorgan Chase & Co., 3.328%, 04/22/2052	374,157	0.2
2,830,000	(1)	JPMorgan Chase & Co., 4.912%, 07/25/2033	2,702,952	1.0
5,740,000	(2)	Macquarie Group Ltd., 6.207%, 11/22/2024	5,781,548	2.2
			31,610,383	11.9
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: 0.5%
2,120,000	(2)	Dell International LLC / EMC Corp., 3.375%, 12/15/2041	$1,427,244	0.5
		Total Corporate Bonds/Notes (Cost $56,196,856)	55,131,529	20.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
306,395	(1),(2)	Residential Mortgage Loan Trust 2019-3 A1, 2.633%, 09/25/2059	297,183	0.1
		Total Collateralized Mortgage Obligations (Cost $299,043)	297,183	0.1

U.S. TREASURY OBLIGATIONS: 44.8%
		U.S. Treasury Bonds: 43.4%
2,950,000		1.875%,11/15/2051	1,869,447	0.7
6,460,000		2.000%,08/15/2051	4,232,057	1.6
41,475,000		2.250%,02/15/2052	28,857,527	10.8
60,330,000		2.875%,05/15/2052	48,358,266	18.2
19,040,000		3.000%,08/15/2052	15,693,125	5.9
16,170,000		4.125%,11/15/2032	16,504,770	6.2
			115,515,192	43.4

		U.S. Treasury Floating Rate Notes: 1.4%
3,860,000		4.435%, (USBMMY3M + 0.037%),07/31/2024	3,855,776	1.4
		Total U.S. Treasury Obligations (Cost $136,772,172)	119,370,968	44.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.8%
		Federal Home Loan Bank: 1.3%
3,690,000		0.125%,03/17/2023	3,657,787	1.3

		Federal Home Loan Mortgage Corporation: 3.6%(3)
9,700,000		0.375%,05/05/2023	9,566,146	3.6

		Uniform Mortgage-Backed Securities: 24.9%
26,684,848		4.000%,06/01/2052	25,056,472	9.4
6,393,893		4.500%,09/01/2052	6,160,634	2.3
4,453,843		4.500%,09/01/2052	4,291,360	1.6
3,150,406		4.500%,10/01/2052	3,035,393	1.1
14,473,950		5.000%,11/01/2052	14,287,355	5.4
1,274,164		5.000%,12/01/2052	1,257,738	0.5
12,112,723		5.500%,11/01/2052	12,160,085	4.6
			66,249,037	24.9
		Total U.S. Government Agency Obligations (Cost $81,023,841)	79,472,970	29.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
3,089,000	(1)	Benchmark 2020-B18 C Mortgage Trust, 3.646%, 07/15/2053	2,263,181	0.9

See Accompanying Notes to Financial Statements

47

VY® BrandywineGLOBAL — Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000	(1)	JPMDB Commercial Mortgage Securities Trust 2018-C8 C, 4.811%, 06/15/2051	$1,682,337	0.6
		Total Commercial Mortgage-Backed Securities (Cost $5,437,759)	3,945,518	1.5
		Total Long-Term Investments (Cost $279,729,671)	258,218,168	96.9

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
6,092,762	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $6,092,762)	6,092,762	2.3
		Total Short-Term Investments (Cost $6,092,762)	6,092,762	2.3
		Total Investments in Securities (Cost $285,822,433)	$264,310,930	99.2
		Assets in Excess of Other Liabilities	2,003,545	0.8
		Net Assets	$266,314,475	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of December 31, 2022.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$55,131,529	$—	$55,131,529
Collateralized Mortgage Obligations	—	297,183	—	297,183
Commercial Mortgage-Backed Securities	—	3,945,518	—	3,945,518
U.S. Government Agency Obligations	—	79,472,970	—	79,472,970
U.S. Treasury Obligations	—	119,370,968	—	119,370,968
Short-Term Investments	6,092,762	—	—	6,092,762
Total Investments, at fair value	$6,092,762	$258,218,168	$—	$264,310,930

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

48

VY® BrandywineGLOBAL — Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(5,348,388)
Total	$(5,348,388)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	75,297
Total	$75,297

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $286,077,040.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,304,060
Gross Unrealized Depreciation	(23,070,170)
Net Unrealized Depreciation	$(21,766,110)

See Accompanying Notes to Financial Statements

49

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.3212
Class I	NII	$0.3914
Class S	NII	$0.3612
All Classes	ROC	$0.0494
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.1055
	STCG	$0.3382
	LTCG	$0.1925

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

VY® BrandywineGLOBAL — Bond Portfolio designates $5,177,646 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

50

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	132	RSR Partners, Inc, (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	The Royce Funds (22 funds) (December 2009–Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015–Present	Retired.	132	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

51

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023–Present
Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023– Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020–Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019–January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015–March 2019).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022–Present
Senior Vice President, Voya Investment Management (December 2022–Present). Formerly, Brighthouse Financial, Inc. — Head of Funds Compliance; Chief Compliance Officer — Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present
Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022–Present); Director, Voya Investments, LLC (September 2022–Present); Senior Vice President, Voya Investments, LLC (April 2005–Present). Formerly, President, Voya Funds Services, LLC (March 2018–September 2022).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022–Present
Senior Vice President, Voya Investments, LLC (February 2022–Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021–Present). Formerly, Vice President, Voya Investments, LLC (October 2015–February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015–August 2021).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022–Present
Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022–Present); Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–February 2022); Vice President, Voya Investment Management (March 2014–February 2018).

52

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March– 2006 Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022–Present September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2012–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Investments, LLC (August 1997–Present); Vice President, Voya Funds Services, LLC (November 1995–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2007–Present).

Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022–Present
Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022–Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021–May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016–March 2021).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management — Mutual Fund Legal Department (November 2021–Present). Formerly, Associate, Dechert LLP (October 2018–November 2021).

Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (May 2019–Present). Formerly, Attorney, Ropes & Gray LLP (October 2011– April 2019).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018–Present
Compliance Consultant, Voya Financial, Inc. (January 2019–Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

53

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT,” and together with VIT, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Portfolio”), a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT (together, the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Portfolios; the sub-advisory contracts (the “Sub-Advisory Contracts”) with BlackRock Financial Management, Inc. and Brandywine Global Investment Management, LLC, the respective sub-advisers to each Portfolio (the “Sub-Advisers”); and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with BlackRock International Limited, the sub-sub-adviser to BlackRock Portfolio (the “Sub-Sub-Adviser”), for an additional one-year period ending November 30, 2023.

In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers, or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, the Sub-Advisers, or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager, Sub-Advisers, and the Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the

54

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ and Sub-Sub-Adviser’s investment programs, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub-sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, sub-sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers and the Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser, and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers, and Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers, or Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory or sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager or relevant Sub-Adviser, respectively.

55

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers, and Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers, or Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and the Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the

Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers and the Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’ and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings

56

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for BlackRock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year, five-year and ten-year periods, the fourth quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BrandywineGLOBAL — Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

57

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VIT3AIS (1222-022323)

Annual Report

December 31, 2022

Classes ADV, I and S

Voya Investors Trust

◼	Voya Global Perspectives® Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully .

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolio’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Portfolio’s complete schedule of portfolio holdings, as filed on Form NPORT-P is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BENCHMARK DESCRIPTIONS

Index	Description
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

1

Voya Global Perspectives® Portfolio	Portfolio Managers’ Report

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of –17.66%, compared to the S&P Target Risk® Growth Index which returned –15.27%.

Target Allocations as of December 31, 2022 (as a percentage of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

Portfolio holdings are subject to change daily.

Portfolio Specifics: It was the worst year for US stocks since 2008 as the Federal Open Market Committee slammed the brakes on runaway inflation. But it was the 2022 bond market shock that shook the world with the worst bond bear market since the Volker Era, worse than the Great Bond Massacre of 1994. The pain inflicted was widespread as US Treasuries, high-grade corporates, global bonds and high-yield bonds all experienced double-digit losses. In other words, there was no place to hide in 2022. The S&P 500’s –18.1% nearly matched the MSCI Emerging Market’s –19.7% return. The S&P Midcap and S&P Small cap stocks fell –13.1% and –16.1% respectively. The worst performing equity was Global REITs at –24.4%. US Treasury of more than 20-year bonds returned –31.1%; US Corporate Investment Grade returned –15.8%; Global Bonds returned –16.2%, and the best-performing category was surprisingly High-Yield bonds, returning –11.2%. The CBOE Volatility Index closed at 21.7% and the S&P GCSI Commodity Index was up 26%, led by the S&P GCSI energy sector, up more than 42.3% for the year.

Performance of the Portfolio was negative for the period and underperformed its benchmark.

Underperformance was due to overall fund selection primarily in equities. During the period, the Portfolio was positioned at its “Base” allocation, consistent with the investment model’s positive tactical signal based on positive S&P 500 earnings growth; the weights across the underlying funds were almost equal weighted.

Within the equity sleeve, the Portfolio underperformed primarily due to its positioning in non-benchmark VY® CBRE Global Real Estate Portfolio and in the Voya Midcap Opportunities Portfolio as its growth tilt significantly underperformed midcap value and core. Within the fixed income sleeve, the Portfolio also underperformed due again to its underlying fund selection primarily in the Voya Investment Grade Credit Fund and Voya Global Bond Fund.

Current Strategy and Outlook: In our view, the Fed — as both solution and problem — is walking a tight rope, and it is very important for it not to waiver. Markets are expecting a steady Fed hand and, in our opinion, it must deliver on taper and rate increases, or the consequences could be devastating. This may seem counterintuitive that the market would want a “tightening” posture from the Fed. We believe the reason is the fear of inflation, not in goods but in the market, which is creating identifiable imbalances, raising risks of a far more severe correction if not reined in. Therefore, we believe the primary risk is unabated inflation, and the primary strength is the ongoing economic boom.

Our outlook is predicated on the tug of war between a hawkish US Federal Reserve and a resilient private economy. The “Fed put” has expired — for the first time in 20 years, the markets are on their own, without the safety net that the Fed will step in and backstop investors’ overzealous risk-taking. The good news is that headline inflation continues to drop but the bad news is that we believe it is not likely to deter the Fed from its aggressive rate hikes and reduction of its balance sheet.

The Portfolio ended 2022 positioned at their base allocation, fully invested consistent with the Portfolio’s investment model positive tactical signal based on positive earnings growth for the S&P 500. Should quarterly corporate earnings growth have a decline compared to its same quarter a year ago positioning would move to “defensive” allocations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

Portfolio Managers’ Report	Voya Global Perspectives® Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	–17.69%	1.92%	3.63%
Class I	–17.51%	2.22%	3.97%
Class S	–17.66%	1.97%	3.70%
S&P Target Risk® Growth Index	–15.27%	3.48%	5.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

3

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Class ADV	$1,000.00	$1,003.30	0.50%	$2.52	$1,000.00	$1,022.68	0.50%	$2.55
Class I	1,000.00	1,004.60	0.20	1.01	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,003.70	0.45	2.27	1,000.00	1,022.94	0.45	2.29

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Perspectives® Portfolio and the Board of Trustees
of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives® Portfolio (the “Portfolio”) (one of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Voya Investors Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2023

5

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

ASSETS:
Investments in affiliated underlying funds at fair value*	$69,552,668
Cash	13,156
Receivables:
Investments in affiliated underlying funds sold	122,099
Fund shares sold	5,597
Interest	17
Prepaid expenses	409
Reimbursement due from Investment Adviser	12,389
Other assets	9,258
Total assets	69,715,593

LIABILITIES:
Payable for fund shares redeemed	127,703
Payable for investment management fees	11,950
Payable for distribution and shareholder service fees	16,180
Payable to trustees under the deferred compensation plan (Note 6)	9,258
Payable for trustee fees	198
Other accrued expenses and liabilities	21,252
Total liabilities	186,541
NET ASSETS	$69,529,052

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$77,267,495
Total distributable loss	(7,738,443)
NET ASSETS	$69,529,052

* Cost of investments in affiliated underlying funds	$84,684,716

Class ADV
Net assets	$62,242,821
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,089,186
Net asset value and redemption price per share	$8.78

Class I
Net assets	$7,218,599
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	815,282
Net asset value and redemption price per share	$8.85

Class S
Net assets	$67,632
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,712
Net asset value and redemption price per share	$8.77

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,623,636
Dividends from unaffiliated underlying funds	121
Total investment income	1,623,757

EXPENSES:
Investment management fees	158,225
Distribution and shareholder service fees:
Class ADV	428,084
Class S	183
Transfer agent fees:
Class ADV	10,379
Class I	1,125
Class S	11
Shareholder reporting expense	6,020
Professional fees	21,170
Custody and accounting expense	13,833
Trustee fees	1,979
Miscellaneous expense	10,502
Total expenses	651,511
Waived and reimbursed fees	(276,797)
Net expenses	374,714
Net investment income	1,249,043

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(2,570,089)
Capital gain distributions from affiliated underlying funds	9,398,668
Net realized gain	6,828,579
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(24,855,083)
Net change in unrealized appreciation (depreciation)	(24,855,083)
Net realized and unrealized loss	(18,026,504)
Decrease in net assets resulting from operations	$(16,777,461)

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$1,249,043	$1,328,943
Net realized gain	6,828,579	7,579,905
Net change in unrealized appreciation (depreciation)	(24,855,083)	(3,097,654)
Increase (decrease) in net assets resulting from operations	(16,777,461)	5,811,194

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,856,985)	(5,520,893)
Class I	(881,201)	(543,110)
Class S	(8,207)	(4,814)
Total distributions	(8,746,393)	(6,068,817)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,454,443	3,191,330
Reinvestment of distributions	8,746,393	6,068,817
	10,200,836	9,260,147
Cost of shares redeemed	(13,072,931)	(17,888,931)
Net decrease in net assets resulting from capital share transactions	(2,872,095)	(8,628,784)
Net decrease in net assets	(28,395,949)	(8,886,407)

NET ASSETS:
Beginning of year or period	97,925,001	106,811,408
End of year or period	$69,529,052	$97,925,001

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-22	12.08	0.15	•	(2.29)	(2.14)	0.31	0.85	—	1.16	—	8.78	(17.69)	0.88	0.50	0.50	1.55	62,243	22
12-31-21	12.13	0.15	•	0.54	0.69	0.41	0.33	—	0.74	—	12.08	5.74	0.87	0.52	0.52	1.27	88,974	40
12-31-20	11.17	0.34	•	1.34	1.68	0.35	0.37	—	0.72	—	12.13	15.80	0.88	0.51	0.51	3.01	97,298	107
12-31-19	10.21	0.23	•	1.57	1.80	0.37	0.47	—	0.84	—	11.17	17.97	0.87	0.48	0.48	2.07	95,446	13
12-31-18	11.46	0.23	•	(1.06)	(0.83)	0.29	0.13	—	0.42	—	10.21	(7.50)	0.87	0.48	0.48	2.10	94,684	16
Class I
12-31-22	12.19	0.18	•	(2.32)	(2.14)	0.35	0.85	—	1.20	—	8.85	(17.51)	0.28	0.20	0.20	1.85	7,219	22
12-31-21	12.23	0.19	•	0.55	0.74	0.45	0.33	—	0.78	—	12.19	6.09	0.27	0.22	0.22	1.54	8,866	40
12-31-20	11.26	0.38	•	1.35	1.73	0.39	0.37	—	0.76	—	12.23	16.13	0.28	0.21	0.21	3.31	9,437	107
12-31-19	10.29	0.26	•	1.59	1.85	0.41	0.47	—	0.88	—	11.26	18.33	0.27	0.18	0.18	2.33	8,090	13
12-31-18	11.55	0.28	•	(1.08)	(0.80)	0.33	0.13	—	0.46	—	10.29	(7.21)	0.27	0.18	0.18	2.48	8,051	16
Class S
12-31-22	12.08	0.16	•	(2.30)	(2.14)	0.32	0.85	—	1.17	—	8.77	(17.66)	0.53	0.45	0.45	1.59	68	22
12-31-21	12.13	0.16	•	0.54	0.70	0.42	0.33	—	0.75	—	12.08	5.84	0.52	0.47	0.47	1.29	85	40
12-31-20	11.18	0.34	•	1.34	1.68	0.36	0.37	—	0.73	—	12.13	15.79	0.53	0.46	0.46	3.04	77	107
12-31-19	10.22	0.23		1.58	1.81	0.38	0.47	—	0.85	—	11.18	18.08	0.52	0.43	0.43	2.10	65	13
12-31-18	11.48	0.23		(1.06)	(0.83)	0.30	0.13	—	0.43	—	10.22	(7.47)	0.52	0.43	0.43	2.13	55	16

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-one active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e.,

stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation

10

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

designee, to make fair value determinations in good faith. In determining the fair value of the Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

The Portfolio’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$17,296,885	$27,705,578

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2022, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Portfolio:

Subsidiary	Percentage
Voya Retirement Insurance and Annuity Company	7.49%

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolio may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by the Portfolio were $11,147.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)
1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2023, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

are reflected on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2023	2024	2025	Total
$69,268	$46,165	$62,754	$178,187

The Expense Limitation Agreement is contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 13, 2022, the Portfolio, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2022.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2022	46,328	—	898,969	(1,221,786)	(276,489)	460,747	—	7,856,985	(12,012,035)	(3,694,303)
12/31/2021	83,402	—	463,941	(1,203,757)	(656,414)	1,015,615	—	5,520,893	(14,623,690)	(8,087,182)
Class I
12/31/2022	99,103	—	100,136	(111,502)	87,737	993,696	—	881,201	(1,058,537)	816,360
12/31/2021	176,055	—	45,297	(265,439)	(44,087)	2,171,968	—	543,110	(3,264,837)	(549,759)
Class S
12/31/2022	—	—	941	(261)	680	—	—	8,207	(2,359)	5,848
12/31/2021	314	—	404	(33)	685	3,747	—	4,814	(404)	8,157

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2022		Year Ended December 31, 2021
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$4,015,019	$4,731,374	$5,067,038	$1,001,779

The tax-basis components of distributable earnings as of December 31, 2022 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
$4,193,330	$4,234,936	$(16,166,709)	$(7,738,443)

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

At December 31, 2022, the Portfolio did not have any capital loss carryforwards for U.S. federal income tax purposes.

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Portfolio.

NOTE 12 — MARKET DISRUPTION

The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financials statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

15

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
724,984	Voya Emerging Markets Index Portfolio — Class I	$7,112,094	10.2
934,511	Voya Global Bond Fund — Class R6	6,793,893	9.8
893,523	Voya GNMA Income Fund — Class R6	6,576,328	9.5
824,342	Voya High Yield Portfolio — Class I	6,792,581	9.8
331,067	Voya Index Plus LargeCap Portfolio — Class I	6,939,156	10.0
775,182	Voya International Index Portfolio — Class I	7,682,051	11.0
1,656,175	Voya MidCap Opportunities Portfolio — Class R6	6,806,880	9.8
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
564,034	Voya Small Company Portfolio — Class R6	$7,259,118	10.4
723,289	Voya U.S. Bond Index Portfolio — Class I	6,603,630	9.5
742,501	VY® CBRE Global Real Estate Portfolio — Class I	6,986,937	10.0
	Total Mutual Funds (Cost $84,684,716)	69,552,668	100.0
	Liabilities in Excess of Other Assets	(23,616)	—
	Net Assets	$69,529,052	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Mutual Funds	$69,552,668	$—	$—	$69,552,668
Total Investments, at fair value	$69,552,668	$—	$—	$69,552,668

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$9,358,578	$1,539,225	$(1,177,560)	$(2,608,149)	$7,112,094	$166,704	$210,828	$279,334
Voya Global Bond Fund — Class R6	9,459,451	510,558	(1,691,032)	(1,485,084)	6,793,893	48,093	(219,773)	—
Voya GNMA Income Fund — Class R6	9,477,959	546,145	(2,607,023)	(840,753)	6,576,328	170,463	(246,724)	4
Voya High Yield Portfolio — Class I	9,629,864	709,059	(2,053,738)	(1,492,604)	6,792,581	455,402	(130,910)	—
Voya Index Plus LargeCap Portfolio — Class I	10,530,837	2,325,349	(1,704,293)	(4,212,737)	6,939,156	65,808	457,793	1,903,692
Voya International Index Portfolio — Class I	9,811,608	811,338	(1,007,445)	(1,933,450)	7,682,051	277,598	277,021	—
Voya MidCap Opportunities Portfolio — Class R6	9,508,263	6,401,367	(5,465,363)	(3,637,387)	6,806,880	—	(3,571,786)	4,761,705
Voya Small Company Portfolio — Class R6	9,923,972	2,451,411	(1,045,083)	(4,071,182)	7,259,118	—	482,907	2,044,157
Voya U.S. Bond Index Portfolio — Class I	9,511,058	519,054	(2,411,837)	(1,014,645)	6,603,630	174,727	(364,953)	—

See Accompanying Notes to Financial Statements

16

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® CBRE Global Real Estate Portfolio — Class I	$10,776,275	$1,483,380	$(1,713,626)	$(3,559,092)	$6,986,937	$264,841	$535,508	$409,776
	$97,987,865	$17,296,886	$(20,877,000)	$(24,855,083)	$69,552,668	$1,623,636	$(2,570,089)	$9,398,668

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $85,719,378.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(16,166,709)
Net Unrealized Depreciation	$(16,166,709)

See Accompanying Notes to Financial Statements

17

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.3055
Class I	NII	$0.3471
Class S	NII	$0.3184
All Classes	STCG	$0.2236
All Classes	LTCG	$0.6283

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2022, 5.76% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Portfolio designates $4,731,374 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2022:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$47,855	$0.0060	6.91%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

18

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	132	RSR Partners, Inc, (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	The Royce Funds (22 funds) (December 2009–Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015–Present	Retired.	132	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

19

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023–Present
Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023–Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020–Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019–January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015–March 2019).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022–Present
Senior Vice President, Voya Investment Management (December 2022–Present). Formerly, Brighthouse Financial, Inc.–Head of Funds Compliance; Chief Compliance Officer–Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017–December 2022).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present
Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022–Present); Director, Voya Investments, LLC (September 2022–Present); Senior Vice President, Voya Investments, LLC (April 2005–Present). Formerly, President, Voya Funds Services, LLC (March 2018–September 2022).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022–Present
Senior Vice President, Voya Investments, LLC (February 2022–Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021–Present). Formerly, Vice President, Voya Investments, LLC (October 2015–February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015–August 2021).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022–Present
Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022–Present); Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–February 2022); Vice President, Voya Investment Management (March 2014–February 2018).

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022–Present September 2020–Present
Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (January 2013–September 2020).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2012–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	November 1999–Present	Vice President, Voya Investments, LLC (August 1997–Present); Vice President, Voya Funds Services, LLC (November 1995–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2007–Present).

Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022–Present
Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022–Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021–May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016–March 2021).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management–Mutual Fund Legal Department (November 2021–Present). Formerly, Associate, Dechert LLP (October 2018–November 2021).

Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (May 2019–Present). Formerly, Attorney, Ropes & Gray LLP (October 2011–April 2019).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018–Present
Compliance Consultant, Voya Financial, Inc. (January 2019–Present); Anti–Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

21

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Perspectives® Portfolio, a series of the Trust (the “Portfolio”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolio, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.

In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the

22

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolio does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which

23

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio, including their ability to engage in soft-dollar transactions on behalf of the Portfolio. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Portfolio and that approval of the continuation of the Contracts is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2023.

25

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VITFOFAIS (1222-022223)

Annual Report

December 31, 2022

Classes ADV and I

Voya Investors Trust		■	Voya Retirement Moderate Portfolio
■	Voya Retirement Conservative Portfolio	■	Voya Retirement Moderate Growth Portfolio
■	Voya Retirement Growth Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Risk® Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk® Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

1

Voya Retirement Portfolios	Portfolio Managers’ Report

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).

Performance: Each Portfolio’s performance against its respective benchmarks is set out in the table below.

Portfolio Specifics: Over the reporting period, the Portfolios met their performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, the portfolio management team made changes to the strategic asset allocations at the end of June. Strategic changes included increasing equities in the Voya Retirement Growth Portfolio and decreasing equities in the Voya Retirement Moderate Growth, Voya Retirement Moderate and Voya Retirement Conservative Portfolios. We added US large cap value equities in all Portfolios by reducing US mid cap blend in the Voya Retirement Growth, Voya Retirement Moderate Growth and Voya Retirement Moderate Portfolios and removing it in the Voya Retirement Conservative Portfolio. Also, we reduced emerging markets equities in all Portfolios. In addition, we added Treasury Inflation-Protected Securities to the Voya Retirement Moderate and Voya Retirement Conservative Portfolios. Finally, we increased short duration in Voya Retirement Moderate and Voya Retirement Conservative Portfolios while reducing it in the Voya Retirement Growth Portfolio.

The underlying index funds performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks before the deduction of fees.

Current Strategy and Outlook: Inflation dominated the headlines in 2022, and we believe its progression and policy makers’ responses will continue to be the principal global macro drivers in the year ahead. Although it remains unacceptably high, data suggests it has peaked with meaningfully lower core goods and energy prices. Income sensitive components of the price Index baskets, such as shelter and services, are proving sticker given the still strong labor market and high personal income. However, we are beginning to see the effects of declining demand with wage gains cooling, which we expect will continue and contribute to a steady fall in inflation to the low single digits by the end of the year. However, we do not expect a shift in policy from the US Federal Reserve or European Central Bank. With more tightening in store and explicit declarations that there will be no rate cuts in 2023, a contraction in developed market growth seems likely and should cause top line revenues to fall. Additionally, we believe the prolonged period of rising costs is likely to erode profit margins ahead, including those of US large cap companies, which have thus far been relatively successful in maintaining pricing power. In general, US stocks are not cheap, but we believe they are well off peaks and seem reasonable. On the other side of this year, however, we believe will see moderate inflation, more normal interest rates and slow but positive growth, which should be good for equities. Until investors begin to price in that outcome, volatility will likely be high.

*	Effective May 31, 2022, Halvard Kvaale is no longer a portfolio manager for the Portfolios.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2022.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

Portfolio Managers’ Report	Voya Retirement Portfolios

Annual Target Allocations as of December 31, 2022 (as a percentage of net assets)(1)

Sub Asset Class	Growth	Moderate Growth	Moderate	Conservative
US Large Blend	53.0%	47.0%	29.0%	20.0%
US Large Value	3.0%	2.0%	2.0%	2.0%
US Mid Cap Blend	8.0%	5.0%	2.0%	—
US Small Cap	2.0%	—	—	—
International	11.0%	7.0%	6.0%	3.0%
Emerging Markets	4.0%	2.0%	2.0%	—
Core Fixed Income	15.0%	32.0%	48.0%	60.0%
TIPS	—	—	2.0%	3.0%
Short Duration	4.0%	5.0%	9.0%	12.0%
Total Equity	81.0%	63.0%	41.0%	25.0%
Total Fixed Income	19.0%	37.0%	59.0%	75.0%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

Total Returns for the Year Ended December 31, 2022
1 Year
Voya Retirement Conservative Portfolio, Class I	–13.68%
S&P Target Risk® Conservative Index	–13.99%
Voya Retirement Growth Portfolio, Class I	–16.32%
S&P Target Risk Aggressive® Index	–16.13%
Russell 3000® Index	–19.21%
MSCI EAFE®	–14.45%
Bloomberg U.S. Aggregate Bond	–13.01%
Voya Retirement Moderate Portfolio, Class I	–14.87%
S&P Target Risk® Moderate Index	–14.41%
Russell 3000® Index	–19.21%
MSCI EAFE®	–14.45%
Bloomberg U.S. Aggregate Bond	–13.01%
Voya Retirement Moderate Growth Portfolio, Class I	–16.01%
S&P Target Risk® Growth Index	–15.27%
Russell 3000® Index	–19.21%
MSCI EAFE®	–14.45%
Bloomberg U.S. Aggregate Bond	–13.01%

3

Voya Retirement Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–13.99%	1.88%	3.10%
Class I	–13.68%	2.15%	3.31%
S&P Target Risk® Conservative Index	–13.99%	1.89%	3.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	Voya Retirement Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–16.71%	4.22%	6.54%
Class I	–16.32%	4.67%	7.00%
S&P Target Risk Aggressive® Index	–16.13%	4.45%	7.57%
Russell 3000® Index	–19.21%	8.79%	12.13%
MSCI EAFE®	–14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	–13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

Voya Retirement Moderate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–15.17%	3.02%	4.58%
Class I	–14.87%	3.37%	4.93%
S&P Target Risk® Moderate Index	–14.41%	2.43%	4.29%
Russell 3000® Index	–19.21%	8.79%	12.13%
MSCI EAFE®	–14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	–13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Retirement Moderate Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	–16.30%	3.94%	5.98%
Class I	–16.01%	4.34%	6.38%
S&P Target Risk® Growth Index	–15.27%	3.48%	6.02%
Russell 3000® Index	–19.21%	8.79%	12.13%
MSCI EAFE®	–14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond	–13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2022**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$984.90	0.53%	$2.65	$1,000.00	$1,022.53	0.53%	$2.70
Class I	1,000.00	987.10	0.28	1.40	$1,000.00	1,023.79	0.28	1.43
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,016.10	0.68%	$3.46	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,017.90	0.26	1.32	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$993.00	0.61%	$3.06	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	994.90	0.27	1.36	1,000.00	1,023.84	0.27	1.38
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,004.80	0.65%	$3.28	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,006.60	0.26	1.32	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (collectively referred to as the “Portfolios”) (four of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (four of the portfolios constituting Voya Investors Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2023

9

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$301,357,977	$1,779,640,154	$702,540,329	$1,241,125,067
Investments in unaffiliated underlying funds at fair value**	15,903,130	55,869,646	29,424,601	25,607,278
Cash	340,183	1,370,517	686,958	847,017
Receivables:
Investments in affiliated underlying funds sold	144,262	510,852	180,416	112,166
Fund shares sold	30,693	22,234	10,261	10,827
Interest	357	1,523	755	1,032
Prepaid expenses	1,795	10,472	4,120	7,231
Other assets	14,902	124,867	49,963	85,918
Total assets	317,793,299	1,837,550,265	732,897,403	1,267,796,536
LIABILITIES:
Payable for fund shares redeemed	175,045	533,256	190,849	123,231
Payable for investment management fees	67,307	387,851	154,648	266,141
Payable for distribution and shareholder service fees	69,054	662,117	210,102	420,421
Payable to trustees under the deferred compensation plan (Note 6)	14,902	124,867	49,963	85,918
Payable for trustee fees	892	5,182	2,056	3,588
Other accrued expenses and liabilities	20,749	89,251	38,717	62,020
Total liabilities	347,949	1,802,524	646,335	961,319
NET ASSETS	$317,445,350	$1,835,747,741	$732,251,068	$1,266,835,217
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$314,447,270	$1,824,371,466	$784,354,700	$1,290,604,228
Total distributable earnings (loss)	2,998,080	11,376,275	(52,103,632)	(23,769,011)
NET ASSETS	$317,445,350	$1,835,747,741	$732,251,068	$1,266,835,217

* Cost of investments in affiliated underlying funds	$303,427,994	$1,930,393,572	$784,591,299	$1,361,065,713
** Cost of investments in unaffiliated underlying funds	$16,290,852	$52,709,493	$29,735,293	$24,154,166

Class ADV
Net assets	$316,601,216	$1,791,695,083	$710,975,164	$1,243,438,553
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,395,632	168,860,231	76,542,474	126,037,758
Net asset value and redemption price per share	$7.47	$10.61	$9.29	$9.87
Class I
Net assets	$844,134	$44,052,658	$21,275,904	$23,396,664
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	110,844	4,128,368	2,257,043	2,402,775
Net asset value and redemption price per share	$7.62	$10.67	$9.43	$9.74

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS for the year ended December 31, 2022

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$7,120,924	$35,687,294	$15,067,834	$25,185,324
Dividends from unaffiliated underlying funds	502,172	797,503	836,835	367,002
Interest	6,178	16,370	11,270	10,407
Total investment income	7,629,274	36,501,167	15,915,939	25,562,733
EXPENSES:
Investment management fees	865,309	5,004,767	1,988,993	3,458,990
Distribution and shareholder service fees:
Class ADV	1,779,945	10,129,955	3,997,159	7,054,534
Transfer agent fees:
Class ADV	45,700	33,526	44,717	45,337
Class I	115	772	1,265	785
Shareholder reporting expense	4,380	6,935	7,495	4,015
Professional fees	17,840	95,675	39,785	65,700
Custody and accounting expense	30,000	134,400	59,372	97,574
Trustee fees	8,923	51,816	20,552	35,884
Miscellaneous expense	23,435	111,417	44,710	77,274
Interest expense	35	—	58	118
Total expenses	2,775,682	15,569,263	6,204,106	10,840,211
Waived and reimbursed fees	(882,852)	(1,521,497)	(1,268,688)	(1,560,447)
Net expenses	1,892,830	14,047,766	4,935,418	9,279,764
Net investment income	5,736,444	22,453,401	10,980,521	16,282,969
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(3,920,352)	25,357,407	3,141,229	18,435,598
Sale of unaffiliated underlying funds	43,413	314,704	90,751	160,931
Capital gain distributions from affiliated underlying funds	8,132,444	128,805,812	26,701,448	74,230,258
Net realized gain	4,255,505	154,477,923	29,933,428	92,826,787
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(66,632,184)	(589,026,236)	(185,522,706)	(385,996,197)
Unaffiliated underlying funds	(387,722)	3,160,153	(310,692)	1,453,112
Net change in unrealized appreciation (depreciation)	(67,019,906)	(585,866,083)	(185,833,398)	(384,543,085)
Net realized and unrealized loss	(62,764,401)	(431,388,160)	(155,899,970)	(291,716,298)
Decrease in net assets resulting from operations	$(57,027,957)	$(408,934,759)	$(144,919,449)	$(275,433,329)
See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$5,736,444	$5,285,067	$22,453,401	$17,240,269
Net realized gain	4,255,505	35,756,093	154,477,923	285,499,936
Net change in unrealized appreciation (depreciation)	(67,019,906)	(21,433,998)	(585,866,083)	66,316,515
Increase (decrease) in net assets resulting from operations	(57,027,957)	19,607,162	(408,934,759)	369,056,720
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(41,560,326)	(18,141,610)	(288,170,964)	(145,167,348)
Class I	(67,352)	(80,971)	(6,875,231)	(3,262,838)
Total distributions	(41,627,678)	(18,222,581)	(295,046,195)	(148,430,186)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,835,967	24,500,673	7,324,511	11,020,574
Reinvestment of distributions	41,627,572	18,222,536	295,046,195	148,430,186
	58,463,539	42,723,209	302,370,706	159,450,760
Cost of shares redeemed	(63,982,725)	(68,708,472)	(299,662,797)	(394,429,184)
Net increase (decrease) in net assets resulting from capital share transactions	(5,519,186)	(25,985,263)	2,707,909	(234,978,424)
Net decrease in net assets	(104,174,821)	(24,600,682)	(701,273,045)	(14,351,890)
NET ASSETS:
Beginning of year or period	421,620,171	446,220,853	2,537,020,786	2,551,372,676
End of year or period	$317,445,350	$421,620,171	$1,835,747,741	$2,537,020,786

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$10,980,521	$9,548,507	$16,282,969	$13,677,897
Net realized gain	29,933,428	94,828,194	92,826,787	179,273,129
Net change in unrealized appreciation (depreciation)	(185,833,398)	(11,497,144)	(384,543,085)	36,658,232
Increase (decrease) in net assets resulting from operations	(144,919,449)	92,879,557	(275,433,329)	229,609,258
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(101,345,162)	(57,925,502)	(185,803,529)	(103,884,225)
Class I	(2,943,813)	(1,574,654)	(3,388,389)	(1,729,803)
Total distributions	(104,288,975)	(59,500,156)	(189,191,918)	(105,614,028)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,680,117	22,289,625	11,645,560	14,089,421
Reinvestment of distributions	104,288,975	59,500,156	189,191,918	105,614,028
	113,969,092	81,789,781	200,837,478	119,703,449
Cost of shares redeemed	(120,728,649)	(138,009,479)	(217,709,875)	(256,597,436)
Net decrease in net assets resulting from capital share transactions	(6,759,557)	(56,219,698)	(16,872,397)	(136,893,987)
Net decrease in net assets	(255,967,981)	(22,840,297)	(481,497,644)	(12,898,757)
NET ASSETS:
Beginning of year or period	988,219,049	1,011,059,346	1,748,332,861	1,761,231,618
End of year or period	$732,251,068	$988,219,049	$1,266,835,217	$1,748,332,861

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-22	9.87	0.13	•	(1.49)	(1.36)	0.19	0.85	—	1.04	—	7.47	(13.99)	0.78	0.53	0.53	1.61	316,601	22
12-31-21	9.84	0.12	•	0.33	0.45	0.21	0.21	—	0.43	—	9.87	4.69	0.79	0.54	0.54	1.22	420,230	26
12-31-20	9.31	0.18		0.75	0.93	0.17	0.23	—	0.40	—	9.84	10.33	0.77	0.52	0.52	1.90	444,944	27
12-31-19	8.57	0.17		0.98	1.15	0.17	0.24	—	0.41	—	9.31	13.61	0.78	0.53	0.53	1.82	424,756	24
12-31-18	9.24	0.17		(0.41)	(0.24)	0.17	0.26	—	0.43	—	8.57	(2.74)	0.77	0.52	0.52	1.74	400,267	33
Class I
12-31-22	10.04	0.16	•	(1.51)	(1.35)	0.22	0.85	—	1.07	—	7.62	(13.68)	0.28	0.28	0.28	1.84	844	22
12-31-21	10.01	0.15	•	0.33	0.48	0.24	0.21	—	0.45	—	10.04	4.87	0.29	0.29	0.29	1.46	1,390	26
12-31-20	9.45	0.24	•	0.75	0.99	0.20	0.23	—	0.43	—	10.01	10.77	0.27	0.27	0.27	2.47	1,276	27
12-31-19	8.70	0.21	•	0.98	1.19	0.20	0.24	—	0.44	—	9.45	13.81	0.28	0.28	0.28	2.31	123	24
12-31-18	9.38	0.19	•	(0.41)	(0.22)	0.20	0.26	—	0.46	—	8.70	(2.54)	0.27	0.27	0.27	2.11	34	33
Voya Retirement Growth Portfolio
Class ADV
12-31-22	15.03	0.13	•	(2.68)	(2.55)	0.14	1.73	—	1.87	—	10.61	(16.71)	0.76	0.68	0.68	1.08	1,791,695	19
12-31-21	13.80	0.10	•	2.00	2.10	0.25	0.62	—	0.87	—	15.03	15.52	0.77	0.69	0.69	0.66	2,483,104	21
12-31-20	13.00	0.20	•	1.44	1.64	0.30	0.54	—	0.84	—	13.80	13.64	0.76	0.68	0.68	1.62	2,499,847	27
12-31-19	11.74	0.26	•	2.20	2.46	0.24	0.96	—	1.20	—	13.00	21.55	0.76	0.68	0.68	2.04	2,553,927	40
12-31-18	13.99	0.20	•	(1.13)	(0.93)	0.23	1.09	—	1.32	—	11.74	(7.47)	0.76	0.68	0.68	1.49	2,449,356	20
Class I
12-31-22	15.12	0.19	•	(2.70)	(2.51)	0.21	1.73	—	1.94	—	10.67	(16.32)	0.26	0.26	0.26	1.55	44,053	19
12-31-21	13.88	0.16	•	2.01	2.17	0.31	0.62	—	0.93	—	15.12	15.96	0.27	0.27	0.27	1.12	53,917	21
12-31-20	13.08	0.27		1.43	1.70	0.36	0.54	—	0.90	—	13.88	14.11	0.26	0.26	0.26	2.07	51,526	27
12-31-19	11.81	0.31	•	2.22	2.53	0.30	0.96	—	1.26	—	13.08	22.09	0.26	0.26	0.26	2.48	47,961	40
12-31-18	14.07	0.26		(1.13)	(0.87)	0.30	1.09	—	1.39	—	11.81	(7.05)	0.26	0.26	0.26	1.94	44,463	20
Voya Retirement Moderate Portfolio
Class ADV
12-31-22	12.63	0.14	•	(2.04)	(1.90)	0.19	1.25	—	1.44	—	9.29	(15.17)	0.77	0.61	0.61	1.33	710,975	19
12-31-21	12.24	0.12	•	1.03	1.15	0.24	0.52	—	0.77	—	12.63	9.64	0.78	0.62	0.62	0.94	962,098	26
12-31-20	11.55	0.20	•	1.14	1.34	0.25	0.40	—	0.65	—	12.24	12.17	0.77	0.61	0.61	1.73	988,153	28
12-31-19	10.51	0.22	•	1.54	1.76	0.22	0.50	—	0.72	—	11.55	17.14	0.77	0.61	0.61	1.96	1,008,727	31
12-31-18	11.79	0.19	•	(0.75)	(0.56)	0.21	0.51	—	0.72	—	10.51	(5.07)	0.77	0.61	0.61	1.68	972,232	27
Class I
12-31-22	12.81	0.18	•	(2.07)	(1.89)	0.24	1.25	—	1.49	—	9.43	(14.87)	0.27	0.27	0.27	1.70	21,276	19
12-31-21	12.40	0.17	•	1.05	1.22	0.29	0.52	—	0.81	—	12.81	10.05	0.28	0.28	0.28	1.31	26,121	26
12-31-20	11.70	0.24		1.15	1.39	0.29	0.40	—	0.69	—	12.40	12.51	0.27	0.27	0.27	2.06	22,906	28
12-31-19	10.64	0.25		1.58	1.83	0.27	0.50	—	0.77	—	11.70	17.56	0.27	0.27	0.27	2.35	21,441	31
12-31-18	11.93	0.24		(0.76)	(0.52)	0.26	0.51	—	0.77	—	10.64	(4.73)	0.27	0.27	0.27	2.03	17,307	27

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-22	13.71	0.13	•	(2.37)	(2.24)	0.16	1.44	—	1.60	—	9.87	(16.30)	0.76	0.65	0.65	1.13	1,243,439	18
12-31-21	12.79	0.10	•	1.64	1.74	0.24	0.58	—	0.82	—	13.71	13.92	0.77	0.66	0.66	0.77	1,720,105	20
12-31-20	12.10	0.20	•	1.29	1.49	0.27	0.53	—	0.80	—	12.79	13.15	0.76	0.65	0.65	1.66	1,736,505	28
12-31-19	10.97	0.23	•	1.91	2.14	0.23	0.78	—	1.01	—	12.10	20.02	0.76	0.65	0.65	1.98	1,769,060	39
12-31-18	12.80	0.19	•	(0.91)	(0.72)	0.22	0.89	—	1.11	—	10.97	(6.30)	0.76	0.65	0.65	1.56	1,716,501	22
Class I
12-31-22	13.58	0.18	•	(2.36)	(2.18)	0.22	1.44	—	1.66	—	9.74	(16.01)	0.26	0.26	0.26	1.59	23,397	18
12-31-21	12.67	0.16	•	1.62	1.78	0.29	0.58	—	0.87	—	13.58	14.41	0.27	0.27	0.27	1.20	28,228	20
12-31-20	12.00	0.25		1.27	1.52	0.32	0.53	—	0.85	—	12.67	13.59	0.26	0.26	0.26	2.10	24,726	28
12-31-19	10.90	0.29		1.87	2.16	0.28	0.78	—	1.06	—	12.00	20.40	0.26	0.26	0.26	2.41	22,520	39
12-31-18	12.73	0.24	•	(0.90)	(0.66)	0.28	0.89	—	1.17	—	10.90	(5.90)	0.26	0.26	0.26	1.97	19,816	22

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-one active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets,

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$79,368,325	$121,183,479
Growth	406,126,833	677,799,564
Moderate	156,016,065	256,921,054
Moderate Growth	259,657,764	450,570,645

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Any fees waived are not subject to recoupment. Termination or modification of this obligation requires approval by the Board.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2022, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	25.47%
	Moderate	10.89
	Moderate Growth	6.15

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Conservative	$45,372
Growth	32,228
Moderate	45,164
Moderate Growth	44,506

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Portfolio(1)	Class ADV	Class I
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment.

The Expense Limitation Agreement is contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2022:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Conservative	1	$938,000	1.33%
Moderate	1	1,564,000	1.33
Moderate Growth	1	3,184,000	1.33

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2022	1,900,629	—	5,461,278	(7,549,773)	(187,866)	16,342,278	—	41,560,326	(63,096,110)	(5,193,506)
12/31/2021	2,390,724	—	1,862,588	(6,882,246)	(2,628,934)	23,614,196	—	18,141,610	(67,863,314)	(26,107,508)
Class I
12/31/2022	63,322	—	8,677	(99,540)	(27,541)	493,689	—	67,246	(886,615)	(325,680)
12/31/2021	87,363	—	8,174	(84,668)	10,869	886,477	—	80,926	(845,158)	122,245
Growth
Class ADV
12/31/2022	484,601	—	27,576,169	(24,459,315)	3,601,455	5,888,559	—	288,170,963	(297,112,984)	(3,053,462)
12/31/2021	646,812	—	10,116,192	(26,649,135)	(15,886,131)	9,434,803	—	145,167,348	(387,480,726)	(232,878,575)
Class I
12/31/2022	120,411	—	655,408	(212,716)	563,103	1,435,952	—	6,875,232	(2,549,813)	5,761,371
12/31/2021	107,768	—	226,272	(480,763)	(146,723)	1,585,771	—	3,262,838	(6,948,458)	(2,099,849)
Moderate
Class ADV
12/31/2022	824,192	—	10,804,388	(11,241,105)	387,475	8,915,484	—	101,345,162	(118,941,785)	(8,681,139)
12/31/2021	1,590,620	—	4,720,905	(10,918,360)	(4,606,835)	19,787,504	—	57,925,502	(136,357,563)	(58,644,557)
Class I
12/31/2022	75,348	—	309,875	(167,183)	218,040	764,633	—	2,943,813	(1,786,864)	1,921,582
12/31/2021	194,342	—	126,682	(129,888)	191,136	2,502,121	—	1,574,654	(1,651,916)	2,424,859
Moderate Growth
Class ADV
12/31/2022	909,721	—	18,882,472	(19,203,423)	588,770	10,395,622	—	185,803,529	(216,077,022)	(19,877,871)
12/31/2021	943,234	—	7,918,005	(19,174,038)	(10,312,799)	12,618,352	—	103,884,225	(255,066,226)	(138,563,649)
Class I
12/31/2022	113,290	—	349,319	(138,853)	323,756	1,249,938	—	3,388,389	(1,632,853)	3,005,474
12/31/2021	110,468	—	133,369	(116,047)	127,790	1,471,069	—	1,729,803	(1,531,210)	1,669,662

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$9,796,934	$31,830,744	$10,978,229	$7,244,352
Growth	23,181,990	271,864,205	43,273,510	105,156,676
Moderate	13,915,916	90,373,059	18,955,420	40,544,736
Moderate Growth	19,283,793	169,908,125	31,051,381	74,562,647

The tax-basis components of distributable earnings as of December 31, 2022 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
Conservative	$5,970,008	$5,636,436	$(8,608,364)	$2,998,080
Growth	26,795,735	150,944,456	(166,363,916)	11,376,275
Moderate	11,731,725	32,323,000	(96,158,357)	(52,103,632)
Moderate Growth	18,138,006	94,687,230	(136,594,247)	(23,769,011)

At December 31, 2022, the Portfolios did not have any capital loss carryforwards for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 12 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 12 — MARKET DISRUPTION (continued)

systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

22

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.0%
184,550	Schwab U.S. TIPS ETF	$9,557,845	3.0
45,204	Vanguard Value ETF	6,345,285	2.0
	Total Exchange-Traded Funds (Cost $16,290,852)	15,903,130	5.0

MUTUAL FUNDS: 94.9%
	Affiliated Investment Companies: 94.9%
973,546	Voya International Index Portfolio — Class I	9,647,846	3.0
4,191,675	Voya Short Term Bond Fund — Class R6	38,605,323	12.2
20,944,131	Voya U.S. Bond Index Portfolio — Class I	191,219,918	60.2
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
3,921,729	Voya U.S. Stock Index Portfolio — Class I	$61,884,890	19.5
	Total Mutual Funds (Cost $303,427,994)	301,357,977	94.9
	Total Investments in Securities (Cost $319,718,846)	$317,261,107	99.9
	Assets in Excess of Other Liabilities	184,243	0.1
	Net Assets	$317,445,350	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$15,903,130	$—	$—	$15,903,130
Mutual Funds	301,357,977	—	—	301,357,977
Total Investments, at fair value	$317,261,107	$—	$—	$317,261,107

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$8,059,890	$1,296,251	$(7,738,346)	$(1,617,795)	$—	$145,752	$(145,538)	$244,225
Voya International Index Portfolio — Class I	12,452,094	1,868,988	(2,515,883)	(2,157,353)	9,647,846	361,088	(1,136)	—
Voya RussellTM Mid Cap Index Portfolio — Class I	12,610,807	1,657,357	(10,284,495)	(3,983,669)	—	104,592	486,095	812,231
Voya Short Term Bond Fund — Class R6	33,488,829	16,759,778	(9,902,643)	(1,740,641)	38,605,323	680,800	(561,720)	—
Voya U.S. Bond Index Portfolio — Class I	272,470,443	19,995,676	(69,405,473)	(31,840,728)	191,219,918	4,946,206	(7,075,537)	—
Voya U.S. Stock Index Portfolio — Class I	82,758,598	20,440,586	(16,022,296)	(25,291,998)	61,884,890	882,486	3,377,484	7,075,988
	$421,840,661	$62,018,636	$(115,869,136)	$(66,632,184)	$301,357,977	$7,120,924	$(3,920,352)	$8,132,444

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

23

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $325,869,471.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$25,948,353
Gross Unrealized Depreciation	(34,556,717)
Net Unrealized Depreciation	$(8,608,364)

See Accompanying Notes to Financial Statements

24

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.0%
398,017	Vanguard Value ETF	$55,869,646	3.0
	Total Exchange-Traded Funds (Cost $52,709,493)	55,869,646	3.0

MUTUAL FUNDS: 97.0%
	Affiliated Investment Companies: 97.0%
7,829,264	Voya Emerging Markets Index Portfolio — Class I	76,805,083	4.2
20,875,853	Voya International Index Portfolio — Class I	206,879,707	11.3
13,453,818	Voya RussellTM Mid Cap Index Portfolio — Class I	145,570,308	7.9
2,854,043	Voya RussellTM Small Cap Index Portfolio — Class I	35,989,483	2.0
8,169,536	Voya Short Term Bond Fund — Class R6	75,241,427	4.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
30,642,333	Voya U.S. Bond Index Portfolio — Class I	$279,764,497	15.2
60,797,823	Voya U.S. Stock Index Portfolio — Class I	959,389,649	52.3
	Total Mutual Funds (Cost $1,930,393,572)	1,779,640,154	97.0
	Total Investments in Securities (Cost $1,983,103,065)	$1,835,509,800	100.0
	Assets in Excess of Other Liabilities	237,941	0.0
	Net Assets	$1,835,747,741	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$55,869,646	$—	$—	$55,869,646
Mutual Funds	1,779,640,154	—	—	1,779,640,154
Total Investments, at fair value	$1,835,509,800	$—	$—	$1,835,509,800

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$144,066,359	$30,635,308	$(65,579,898)	$(32,316,686)	$76,805,083	$2,643,161	$(2,649,142)	$4,428,928
Voya International Index Portfolio — Class I	272,052,604	32,100,139	(48,563,062)	(48,709,974)	206,879,707	8,003,892	1,098,539	—
Voya RussellTM Mid Cap Index Portfolio — Class I	225,424,090	21,809,959	(49,983,283)	(51,680,458)	145,570,308	1,897,231	(4,382,911)	14,733,281
Voya RussellTM Small Cap Index Portfolio — Class I	48,844,840	9,566,141	(6,309,940)	(16,111,558)	35,989,483	350,448	2,222,394	3,463,316
Voya Short Term Bond Fund — Class R6	124,698,711	9,241,690	(54,285,329)	(4,413,645)	75,241,427	1,948,190	(3,085,395)	—
Voya U.S. Bond Index Portfolio — Class I	399,581,489	36,876,362	(108,210,676)	(48,482,678)	279,764,497	7,183,705	(8,411,436)	—
Voya U.S. Stock Index Portfolio — Class I	1,323,902,598	207,143,932	(184,345,644)	(387,311,237)	959,389,649	13,660,667	40,565,358	106,180,287
	$2,538,570,691	$347,373,531	$(517,277,832)	$(589,026,236)	$1,779,640,154	$35,687,294	$25,357,407	$128,805,812

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,001,873,716.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,173,840
Gross Unrealized Depreciation	(176,537,756)
Net Unrealized Depreciation	$(166,363,916)

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
284,672	Schwab U.S. TIPS ETF	$14,743,163	2.0
104,591	Vanguard Value ETF	14,681,438	2.0
	Total Exchange-Traded Funds (Cost $29,735,293)	29,424,601	4.0

MUTUAL FUNDS: 96.0%
	Affiliated Investment Companies: 96.0%
1,548,176	Voya Emerging Markets Index Portfolio — Class I	15,187,604	2.1
4,502,720	Voya International Index Portfolio — Class I	44,621,955	6.1
1,330,142	Voya RussellTM Mid Cap Index Portfolio — Class I	14,392,136	2.0
7,268,353	Voya Short Term Bond Fund — Class R6	66,941,531	9.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
38,751,392	Voya U.S. Bond Index Portfolio — Class I	$353,800,206	48.3
13,155,697	Voya U.S. Stock Index Portfolio — Class I	207,596,897	28.4
	Total Mutual Funds (Cost $784,591,299)	702,540,329	96.0
	Total Investments in Securities (Cost $814,326,592)	$731,964,930	100.0
	Assets in Excess of Other Liabilities	286,138	0.0
	Net Assets	$732,251,068	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$29,424,601	$—	$—	$29,424,601
Mutual Funds	702,540,329	—	—	702,540,329
Total Investments, at fair value	$731,964,930	$—	$—	$731,964,930

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$28,178,572	$6,148,057	$(12,730,180)	$(6,408,845)	$15,187,604	$511,765	$(435,930)	$857,522
Voya International Index Portfolio — Class I	48,373,296	13,867,462	(9,417,597)	(8,201,206)	44,621,955	1,408,797	155,053	—
Voya RussellTM Mid Cap Index Portfolio — Class I	39,191,704	4,146,965	(18,345,470)	(10,601,063)	14,392,136	326,486	386,045	2,535,380
Voya Short Term Bond Fund — Class R6	78,045,580	10,981,853	(18,189,205)	(3,896,697)	66,941,531	1,273,258	(990,973)	—
Voya U.S. Bond Index Portfolio — Class I	439,600,632	47,710,627	(75,728,707)	(57,782,346)	353,800,206	8,592,281	(6,876,519)	—
Voya U.S. Stock Index Portfolio — Class I	355,380,105	41,511,667	(90,662,326)	(98,632,549)	207,596,897	2,955,247	10,903,553	23,308,546
	$988,769,889	$124,366,631	$(225,073,485)	$(185,522,706)	$702,540,329	$15,067,834	$3,141,229	$26,701,448

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $828,123,287.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,809,961
Gross Unrealized Depreciation	(98,968,318)
Net Unrealized Depreciation	$(96,158,357)

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
182,427	Vanguard Value ETF	$25,607,278	2.0
	Total Exchange-Traded Funds (Cost $24,154,166)	25,607,278	2.0

MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 98.0%
2,695,011	Voya Emerging Markets Index Portfolio — Class I	26,438,054	2.1
9,144,926	Voya International Index Portfolio — Class I	90,626,214	7.2
5,788,619	Voya RussellTM Mid Cap Index Portfolio — Class I	62,632,856	4.9
7,029,543	Voya Short Term Bond Fund — Class R6	64,742,094	5.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
44,999,237	Voya U.S. Bond Index Portfolio — Class I	$410,843,031	32.4
37,125,654	Voya U.S. Stock Index Portfolio — Class I	585,842,818	46.3
	Total Mutual Funds (Cost $1,361,065,713)	1,241,125,067	98.0
	Total Investments in Securities (Cost $1,385,219,879)	$1,266,732,345	100.0
	Assets in Excess of Other Liabilities	102,872	0.0
	Net Assets	$1,266,835,217	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$25,607,278	$—	$—	$25,607,278
Mutual Funds	1,241,125,067	—	—	1,241,125,067
Total Investments, at fair value	$1,266,732,345	$—	$—	$1,266,732,345

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$66,124,966	$13,196,263	$(38,009,219)	$(14,873,956)	$26,438,054	$1,212,128	$(820,671)	$2,031,064
Voya International Index Portfolio — Class I	119,182,258	14,267,185	(21,481,391)	(21,341,838)	90,626,214	3,503,611	460,620	—
Voya RussellTM Mid Cap Index Portfolio — Class I	103,452,952	10,582,470	(26,648,173)	(24,754,393)	62,632,856	870,017	(1,147,869)	6,756,267
Voya Short Term Bond Fund — Class R6	85,839,511	7,119,081	(24,149,997)	(4,066,501)	64,742,094	1,516,277	(1,365,810)	—
Voya U.S. Bond Index Portfolio — Class I	481,358,254	87,642,427	(93,620,150)	(64,537,500)	410,843,031	9,743,087	(7,333,792)	—
Voya U.S. Stock Index Portfolio — Class I	893,403,583	99,700,020	(150,838,776)	(256,422,009)	585,842,818	8,340,204	28,643,120	65,442,927
	$1,749,361,524	$232,507,446	$(354,747,706)	$(385,996,197)	$1,241,125,067	$25,185,324	$18,435,598	$74,230,258

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,403,326,592.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$4,070,693
Gross Unrealized Depreciation	(140,664,940)
Net Unrealized Depreciation	$(136,594,247)

See Accompanying Notes to Financial Statements

30

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1931
Class I	NII	$0.2188
All Classes	STCG	$0.0513
All Classes	LTCG	$0.7942
Voya Retirement Growth Portfolio
Class ADV	NII	$0.1447
Class I	NII	$0.2143
All Classes	STCG	$0.0015
All Classes	LTCG	$1.7329
Portfolio Name	Type	Per Share Amount
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.1892
Class I	NII	$0.2365
All Classes	STCG	$0.0016
All Classes	LTCG	$1.2475
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.1605
Class I	NII	$0.2187
All Classes	STCG	$0.0017
All Classes	LTCG	$1.4380

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	10.24%
Voya Retirement Growth Portfolio	67.99%
Voya Retirement Moderate Portfolio	30.04%
Voya Retirement Moderate Growth Portfolio	53.55%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$31,830,744
Voya Retirement Growth Portfolio	$271,864,205
Voya Retirement Moderate Portfolio	$90,373,059
Voya Retirement Moderate Growth Portfolio	$169,908,125

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.

A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2022:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$43,976	$0.0010	2.83%
Voya Retirement Growth Portfolio	$823,734	$0.0048	16.87%
Voya Retirement Moderate Portfolio	$156,949	$0.0020	6.45%
Voya Retirement Moderate Growth Portfolio	$374,747	$0.0029	10.20%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	132	RSR Partners, Inc, (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	The Royce Funds (22 funds) (December 2009–Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015–Present	Retired.	132	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023–Present
Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023– Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020–Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019–January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015–March 2019).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016– March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022–Present
Senior Vice President, Voya Investment Management (December 2022–Present). Formerly, Brighthouse Financial, Inc.–Head of Funds Compliance; Chief Compliance Officer– Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present
Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022–Present); Director, Voya Investments, LLC (September 2022–Present); Senior Vice President, Voya Investments, LLC (April 2005–Present). Formerly, President, Voya Funds Services, LLC (March 2018–September 2022).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022–Present
Senior Vice President, Voya Investments, LLC (February 2022–Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021–Present). Formerly, Vice President, Voya Investments, LLC (October 2015–February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015–August 2021).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022–Present
Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022–Present); Vice President, Voya Investments Distributor, LLC (April 2018– Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–February 2022); Vice President, Voya Investment Management (March 2014–February 2018).

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022–Present September 2020–Present
Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (January 2013–September 2020).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2012–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	November 1999–Present	Vice President, Voya Investments, LLC (August 1997–Present); Vice President, Voya Funds Services, LLC (November 1995–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2007–Present).

Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022–Present
Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022–Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021–May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016–March 2021).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management–Mutual Fund Legal Department (November 2021–Present). Formerly, Associate, Dechert LLP (October 2018–November 2021).

Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (May 2019–Present). Formerly, Attorney, Ropes & Gray LLP (October 2011– April 2019).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018–Present
Compliance Consultant, Voya Financial, Inc. (January 2019–Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.

In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that

IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition,

35

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding of its belief that the Portfolio’s pricing is competitive.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the

38

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

39

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-RETADVI (1222-022223)

(b)       Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2022 and December 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $443,901 for the year ended December 31, 2022 and $464,483 for the year ended December 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $116,568 for the year ended December 31, 2022 and $123,360 for the year ended December 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees): The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA CREDIT INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2022 and December 31, 2021; and (ii) the aggregate non-audit fees billed and paid to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021
Voya Investors Trust	$116,568	$123.360
Voya Investments, LLC (1)	$12,831,317	$13,583,983

__________________________________

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2023